Filed Pursuant to Rule 497
File No. 333-195863

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state or jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 7, 2014

PRELIMINARY PROSPECTUS SUPPLEMENT

To the Prospectus dated June 19, 2014

$

    % Notes due

We are offering for sale $         in aggregate principal amount of     % notes due             , which we refer to as the Notes. The Notes will mature on                     ,             . We will pay interest on the Notes on              and              of each year, beginning on                     ,             . We may redeem the Notes in whole or in part at any time, or from time to time, at the redemption price discussed under the caption “Specific Terms of the Notes and the Offering—Optional Redemption” in this prospectus supplement. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

We are a specialty finance company that invests primarily in the debt securities of private U.S. middle-market companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by FB Income Advisor, LLC, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FB Advisor, LLC has engaged GSO / Blackstone Debt Funds Management LLC, a registered investment adviser and a subsidiary of GSO Capital Partners LP, to act as our investment sub-adviser.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page S-16 of this prospectus supplement and page 22 of the accompanying prospectus to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note		Total
Public offering price		%	$
Underwriting discounts and commissions (sales load)		%	$
Proceeds to us before expenses(1)		%	$

(1)	Before deducting estimated expenses of $350,000 payable by us in connection with this offering. See “Underwriting” in this prospectus supplement.

The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from                     , 2014.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form through The Depository Trust Company, or DTC, will be made on or about                     , 2014.

Joint Book-Running Managers

Citigroup	Wells Fargo Securities	J.P. Morgan

Co-Managers

Evercore	Keefe, Bruyette & Woods

A Stifel Company

The date of this prospectus supplement is                     , 2014.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information from that contained in this prospectus supplement and the accompanying prospectus. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. The information contained in this prospectus supplement and accompanying prospectus is complete and accurate only as of the date of this prospectus supplement or the accompanying prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. If there is a material change in our affairs, we will amend or supplement this prospectus supplement only as required by law.

S-i

PROSPECTUS SUPPLEMENT

PROSPECTUS

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S-iii

PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand this offering fully, you should read the entire prospectus supplement and the accompanying prospectus carefully, including the sections entitled “Risk Factors,” before making a decision to invest in our securities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSIC” refer to FS Investment Corporation. In addition, the term “FB Advisor” refers to FB Income Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP, the term “GSO” refers to GSO Capital Partners LP, the term “Blackstone” refers to The Blackstone Group L.P. and the term “indenture” refers to the base indenture between us and U.S. Bank National Association, as trustee, as supplemented by a separate supplemental indenture, each to be dated as of the settlement date for the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

FS Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation” in the accompanying prospectus. In addition, we have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We are managed by FB Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and will make investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM, a registered investment adviser under the Advisers Act, is a subsidiary of GSO, which oversaw approximately $66.0 billion in assets under management as of March 31, 2014. GSO is the credit platform of Blackstone.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

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utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle-market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies.

Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities.

The senior secured and second lien secured loans in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally will have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we invest may be rated by a nationally recognized statistical ratings organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Corporation, or S&P). We also invest in non-rated debt securities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

On April 16, 2014, our shares of common stock were listed on the NYSE and began trading under the ticker symbol “FSIC”.

On April 16, 2014, we commenced a modified “Dutch auction” tender offer, or the listing tender offer, to purchase for cash up to $250.0 million in value of our shares of common stock from our stockholders, which expired at 5:00 p.m., New York City time on May 28, 2014. Pursuant to the listing tender offer, we accepted for purchase 23,255,813 shares of common stock at a purchase price of $10.75 per share, for an aggregate cost of approximately $250.0 million, excluding fees and expenses relating to the listing tender offer. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Recent Developments—Listing Tender Offer” in the accompanying prospectus for more information.

Our Public Offering

In May 2012, we closed our continuous public offering of common stock to new investors. We sold 247,454,171 shares (as adjusted for stock distributions) of common stock for gross proceeds of $2.6 billion in our continuous public offering.

Portfolio Update

During the year ended December 31, 2013, we made investments in portfolio companies totaling approximately $2.6 billion. During the same period, we sold investments for proceeds of approximately $1.1 billion and received principal repayments of approximately $1.4 billion. As of December 31, 2013, our investment portfolio, with a total fair value of approximately $4.1 billion, consisted of interests in 165 portfolio companies (51% in first lien senior secured loans, 22% in second lien senior secured loans, 9% in senior secured bonds, 10% in subordinated debt, 4% in collateralized securities and 4% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $190.7 million. As of December 31, 2013, the investments in our portfolio were purchased at a weighted average price of 97.3% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 40.7% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield (which represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10.1% based upon the amortized cost of our investments.

During the three months ended March 31, 2014, we made investments in portfolio companies totaling approximately $471.5 million. During the same period, we sold investments for proceeds of approximately $307.0 million and received principal repayments of approximately $259.1 million. As of March 31, 2014, our investment portfolio, with a total fair value of approximately $4.1 billion, consisted of interests in 148 portfolio companies (50% in first lien senior secured loans, 22% in second lien senior secured loans, 10% in senior secured bonds, 10% in subordinated debt, 3% in collateralized securities and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $174.2 million. As of March 31, 2014, the investments in our portfolio were purchased at a weighted average price of 97.1% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 32.5% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.2% based upon the amortized cost of our investments. See “Portfolio Companies” in the accompanying prospectus for a list of the investments in our portfolio as of March 31, 2014. The portfolio yield does not represent an actual investment return to stockholders and may be higher than what stockholders will realize on an investment in our common stock because it does not reflect our expenses or any sales load that may have been paid by such stockholder.

About FB Advisor

FB Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investment products designed for the individual investor. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations team of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ other three affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions” in the accompanying prospectus.

In addition to managing our investments, the directors, officers and other personnel of FB Advisor also currently manage the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.	$2,717,712,000
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,734,428,000
FS Investment Corporation III(2)	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	—
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$63,946,000

(1)	As of March 31, 2014, except as otherwise noted below.

(2)	FS Investment Corporation III commenced operations on April 2, 2014 upon meeting its minimum offering requirement of raising gross proceeds of $2.5 million in its continuous public offering from persons who were not affiliated with FS Investment Corporation III or its investment adviser, FSIC III Advisor, LLC.

(3)	FS Global Credit Opportunities Fund commenced operations on December 12, 2013. Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Gross assets shown as of December 31, 2013.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, our president, Zachary Klehr, our executive vice president, and Sean Coleman, our managing director. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine that the provisions of each of the investment advisory agreement and the investment sub-advisory agreement are carried out.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III pursuant to the investment sub-advisory agreements between it and each of FSIC II Advisor, LLC and FSIC III Advisor, LLC, the investment advisers to FS Investment Corporation II and FS Investment Corporation III, respectively. Furthermore, GDFM’s affiliate, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund pursuant to the investment sub-advisory agreements between it and each of FS Investment Advisor, LLC and FS Global Advisor, LLC, the investment advisers to FS Energy and Power Fund and FS Global Credit Opportunities Fund, respectively. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of March 31, 2014, GSO and its affiliates, excluding Blackstone, managed approximately $66.0 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $271.8 billion as of March 31, 2014. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly traded limited partnership that has common units which trade on the NYSE under the ticker symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC are not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

See “Sub-Adviser Conflicts of Interest” in this prospectus supplement for more information regarding potential conflicts of interest with GDFM. See “Prospectus Summary—Conflicts of Interest” and “Risk Factors—Risks Related to FB Advisor and Its Affiliates” in the accompanying prospectus for more information regarding potential conflicts of interest with FB Advisor and its affiliates.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” beginning on page S-16 in this prospectus supplement and beginning on page 22 in the accompanying prospectus, and the other information included in the accompanying prospectus, for a discussion of factors you should carefully consider before deciding to invest in the Notes.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle-market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt issues also provide strong defensive characteristics. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration.

Opportunity in Middle-Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle-market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market. According to The U.S. Census Bureau, in its most recently released economic census in 2007, there were approximately 40,000 middle-market companies in the U.S. with annual revenues between $50 million and $2.5 billion, compared with approximately 1,200 companies with revenues greater than $2.5 billion. These middle-market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle-market companies have generated a significant number of investment opportunities for investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle-market companies. We believe that lending to middle-market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. In addition, middle-market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle-market companies.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle-market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle-market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle-market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private U.S. middle-market companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place to align management’s goals with ours.

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Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for our investments.

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Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

See “Investment Objectives and Strategy” in the accompanying prospectus for additional information regarding our investment strategy.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe will enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability. FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy. FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

See “Investment Objectives and Strategy—Potential Competitive Strengths” in the accompanying prospectus for a more detailed description of the competitive strengths we believe we offer our investors.

Corporate Information

Our principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

Stockholder Meetings

We held our annual meeting of stockholders on June 23, 2014. Our stockholders were asked to consider and act upon the following two proposals, each of which received the requisite number of votes to pass:

•	the election of Michael J. Hagan, Jeffrey K. Harrow and Pedro A. Ramos as independent directors for three-year terms expiring in 2017; and

•	the ratification of the appointment of McGladrey LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.

We also held a special meeting of stockholders, or the Special Meeting, on June 23, 2014. Our stockholders were asked to consider and vote upon: (i) a proposal to authorize flexibility for us, with the approval of our board of directors, to offer and sell shares of our common stock, during the next 12 months following stockholder approval of such proposal, at a price below the then-current net asset value per share, subject to certain limitations and (ii) a proposal to approve the amendment and restatement of the investment advisory agreement to (a) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8.0% to 7.5% and (b) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. These proposals are described in further detail in our definitive proxy statement filed with the SEC on May 20, 2014. We adjourned the Special Meeting with respect to each of the above proposals to permit additional time to solicit stockholder votes for such proposals. The reconvened Special Meeting is scheduled to be held on July 17, 2014.

Distributions

On July 1, 2014, our board of directors declared (i) a regular monthly cash distribution of $0.07425 per share, which will be paid on August 4, 2014 to stockholders of record as of the close of business on July 25, 2014 and (ii) a special cash distribution of $0.10 per share, which will be paid on August 15, 2014 to stockholders of record as of the close of business on July 31, 2014. As previously announced, our board of directors intends to declare an additional special cash distribution, in the amount of $0.10 per share, that will be paid on November 14, 2014 to stockholders of record as of the close of business on October 31, 2014. The timing and amount of any future distributions (including the aforementioned special cash distribution that our board of directors intends to declare) to stockholders are subject to restrictions under applicable law and the sole discretion of our board of directors.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes.

Issuer	FS Investment Corporation

Title of the securities	% Notes due

Initial aggregate principal amount being offered	$

Initial public offering price	% of the aggregate principal amount of Notes

Interest rate	% per year

Yield to Maturity	%

Trade Date	, 2014

Maturity Date	, 20

Interest payment dates	Each and , commencing , 2015. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Ranking of Notes	The Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of March 31, 2014, our total consolidated indebtedness was approximately $1.7 billion principal amount, all of which was indebtedness of our subsidiaries. As of June 15, 2014, our total consolidated indebtedness was approximately $1.9 billion, approximately $1.7 billion of which was indebtedness of our subsidiaries.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption	We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus basis points, plus, in each case, accrued and unpaid interest to the redemption date.

Sinking Fund	The Notes will not be subject to any sinking fund.

Offer to Purchase upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Defeasance	The Notes are subject to legal and covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association

Events of Default	If an event of default (as described herein under “Description of Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	In addition to the covenants described in the accompanying prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with United States generally accepted accounting principles, or GAAP, as applicable.

No Established Trading Market	The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they intend to make a market in the Notes, they are not obligated to do so, and may discontinue any such market making at any time without notice. Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Use of Proceeds	We estimate that net proceeds we will receive from the sale of $ million aggregate principal amount of Notes in this offering will be approximately $ million, after deducting the underwriting discounts and commissions of $ million payable by us and estimated offering expenses of approximately $350,000 payable by us. We intend to use the net proceeds of this offering to repay outstanding indebtedness under our financing facilities.

See “Use of Proceeds” in this prospectus supplement for more information.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•

actual and potential conflicts of interest with FB Advisor, FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, GDFM or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FB Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in our operating areas; and

•	the price at which our shares of common stock may trade on the NYSE.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements and projections contained in this prospectus supplement, the accompanying prospectus or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus supplement and the accompanying prospectus, you should consider carefully the following information and the information under the caption “Risk Factors” in the accompanying prospectus before making an investment in our securities. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and the value of our debt securities may decline, and investors may lose all or part of their investment.

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we may incur.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus supplement or that our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of June 15, 2014, our total consolidated indebtedness was approximately $1.9 billion, approximately $1.7 billion of which was indebtedness of our subsidiaries.

The Notes will be subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of FS Investment Corporation and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of June 15, 2014, approximately $1.7 billion of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

Our amount of debt outstanding may increase as a result of this offering. Our current indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

The use of debt could have significant consequences on our future operations, including:

•	making it more difficult for us to meet our payment and other obligations under the Notes and our other outstanding debt;

•

resulting in an event of default if we fail to comply with the financial and other restrictive covenants contained in our financing facilities, which event of default could result in substantially all of our debt becoming immediately due and payable;

•	reducing the availability of our cash flow to fund investments, acquisitions and other general corporate purposes, and limiting our ability to obtain additional financing for these purposes;

•	subjecting us to the risk of increased sensitivity to interest rate increases on our indebtedness with variable interest rates, including borrowings under our financing facilities; and

•	limiting our flexibility in planning for, or reacting to, and increasing our vulnerability to, changes in our business, the industry in which we operate and the general economy.

Any of the above-listed factors could have an adverse effect on our business, financial condition and results of operations and our ability to meet our payment obligations under the Notes and our other debt.

Our ability to meet our payment and other obligations under our financing facilities depends on our ability to generate significant cash flow in the future. This, to some extent, is subject to general economic, financial, competitive, legislative and regulatory factors as well as other factors that are beyond our control. We cannot assure you that our business will generate cash flow from operations, or that future borrowings will be available to us under our financing facilities or otherwise, in an amount sufficient to enable us to meet our payment obligations under the Notes and our other debt and to fund other liquidity needs. If we are not able to generate sufficient cash flow to service our debt obligations, we may need to refinance or restructure our debt, including the Notes, sell assets, reduce or delay capital investments, or seek to raise additional capital. If we are unable to implement one or more of these alternatives, we may not be able to meet our payment obligations under the Notes and our other debt.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings.

The Notes will be rated by Standard & Poor’s Ratings Services, or S&P, and Fitch Ratings, or Fitch. There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by S&P or Fitch if in either of their respective judgments future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant.

The indenture governing the Notes that will be issued will contain limited protection for holders of the Notes.

The indenture governing the Notes that will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the

Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of Our Notes—Events of Default.”

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. See “Risk Factors—Risks Related to Debt Financing—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” in the accompanying prospectus. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

There is currently no public market for the Notes. If an active trading market does not develop for the Notes, you may not be able to sell them.

The Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Notes may require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the indenture governing the Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus supplement.

Pending legislation may allow us to incur additional leverage.

As a BDC, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. Even if this legislation does not pass, similar legislation may pass that permits us to incur additional leverage under the 1940 Act. As a result, we may be able to incur additional indebtedness in the future, and, therefore, your risk of an investment in us may increase.

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our qualification as a RIC under the Code and our effort to maintain such qualification may result in other adverse consequences.

No assurance can be given that we will be able to maintain our qualification as a RIC under the Code.

To maintain our qualification as a RIC, we must meet the following annual distribution, income source and asset diversification requirements.

•

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of securities or similar sources.

•

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Our efforts to meet these requirements may result in our having to dispose of certain investments quickly (and because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses), raise additional debt or equity capital or forgo new investment opportunities in order to the prevent the loss of our qualification as a RIC under the Code. In addition, we may have difficulty meeting the annual distribution requirement because we include in our taxable income certain amounts that we have not yet received in cash, such as paid-in-kind, or PIK, interest or original issue discount and because we are subject to certain asset coverage ratio requirements under the 1940 Act, as well as future financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement.

If we fail to qualify as a RIC under the Code for any reason and/or are or become subject to corporate-level U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets and the amount of income available to make payments with respect to the Notes or reinvestment. See “Certain U.S. Federal Income Tax Considerations” in this prospectus supplement and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of $         million aggregate principal amount of Notes in this offering will be approximately $         million, after deducting the underwriting discounts and commissions of $         million payable by us and estimated offering expenses of approximately $350,000 payable by us.

We intend to use the net proceeds of this offering to repay outstanding indebtedness under our financing facilities. We also may make investments in portfolio companies in accordance with our investment objectives with proceeds of subsequent borrowings under our existing financing facilities and also may use the proceeds from any such subsequent borrowings for general corporate purposes.

As of March 31, 2014, we had approximately $1.7 billion outstanding under our financing facilities, all of which was secured indebtedness of our subsidiaries, and approximately $60.2 million in borrowings available. Below is a summary of our outstanding financing facilities as of March 31, 2014:

Facility	Type of Facility	Rate	Amount Outstanding		Amount Available	Maturity Date
Arch Street credit facility	Revolving	L + 1.75%	$373,682,000	(1)	$—	August 29, 2016
Broad Street credit facility	Revolving	L + 1.50%	$125,000,000		$—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000,000		$—	April 15, 2017
Walnut Street credit facility	Revolving	L + 1.50% to 2.50%	$239,800,000		$60,200,000	May 17, 2017

(1)	On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility to, among other things, reduce the maximum commitments thereunder to $350.0 million. On April 2, 2014, Arch Street repaid $23.7 million on the Arch Street credit facility in accordance with the amendment.

On April 3, 2014, we entered into the ING credit facility with ING, as administrative agent, and the lenders party thereto, at the FS Investment Corporation level. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300.0 million, with an option for us to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100.0 million of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25.0 million. Our obligations under the ING credit facility are guaranteed by all of our subsidiaries, other than our special-purpose financing subsidiaries. Our obligations under the ING credit facility are secured by a first priority security interest in substantially all of our assets and the assets of the subsidiary guarantors thereunder other than the equity interests of our special-purpose financing subsidiaries.

On June 3, 2014, we borrowed $210.0 million under the ING credit facility, which we used together with approximately $40.0 million of cash on hand, to fund purchases of our shares of common stock in the listing tender offer. See “Capitalization” in this prospectus supplement.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the accompanying prospectus for more information regarding our financing facilities.

Affiliates of certain of the underwriters are lenders under the Arch Street credit facility, the JPM Facility, the Walnut Street credit facility and the ING credit facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Arch Street credit facility, the JPM Facility, the Walnut Street credit facility and the ING credit facility.

CAPITALIZATION

The following table sets forth our cash and capitalization as of March 31, 2014:

(1) on an actual basis;

(2) on an as adjusted basis giving effect to the repayment of $23.7 million in outstanding borrowings under the Arch Street credit facility on April 2, 2014, the incurrence of $210.0 million in borrowings under the ING credit facility on June 3, 2014 and our acceptance for purchase of 23,255,813 shares of common stock pursuant to the listing tender offer on June 4, 2014; and

(3) as further adjusted to reflect the effects of the events described in clause (2) above and the offering of the Notes and the application of net proceeds from this offering as described under “Use of Proceeds.”

You should read this table together with “Use of Proceeds” set forth in this prospectus supplement and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus. The as adjusted and the as further adjusted for this offering information is illustrative only; our capitalization following the completion of this offering is subject to adjustment based on the actual offering of the Notes, which will be determined at pricing.

Dollar amounts are presented in thousands, except share data.

	As of March 31, 2014 (Unaudited)
	Actual	As Adjusted	As Further Adjusted for this Offering
Cash	$297,685	$257,685	$
Debt
Borrowings under credit facilities and repurchase agreements payable(1)	$1,688,482	$1,874,800	$
Notes	—	—
Stockholders’ Equity
Common stock, par value $0.001 per share; 450,000,000 shares authorized, 261,301,955 shares issued and outstanding actual and 238,046,142 shares issued and outstanding as adjusted and as further adjusted for this offering(2)	$261	$238	$
Capital in excess of par value	2,487,105	2,237,128
Distributable earnings(3)	197,803	197,803
Total stockholders’ equity	2,685,169	2,435,169
Total liabilities and stockholders’ equity	$4,503,667	$4,463,667	$

(1)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to repay a portion of the borrowings outstanding under our financing facilities.

(2)	Shares issued and outstanding “as adjusted” and “as further adjusted for this offering” do not reflect shares of our common stock issued pursuant to (i) our former distribution reinvestment plan and our new distribution reinvestment plan subsequent to March 31, 2014 and (ii) our elimination of all outstanding fractional shares of our common stock by rounding up the number of fractional shares held by each of our stockholders to the nearest whole number of shares on April 4, 2014 in connection with the listing of our common stock on the NYSE.

(3)	Includes accumulated undistributed net realized gains on investments and gain/loss on foreign currency, accumulated undistributed (distributions in excess of) net investment income and net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency. Distributable earnings are not intended to represent amounts we may or will distribute to our stockholders.

DESCRIPTION OF THE NOTES

The following description of the particular terms of the     % Notes due         supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of the debt securities set forth in the accompanying prospectus.

We will issue the Notes under a base indenture between us and U.S. Bank National Association, as trustee, or the trustee, as supplemented by a separate supplemental indenture, each to be dated as of the settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended, or the TIA.

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes. You may request a copy of the indenture from us by making a written request to FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by calling us at (215) 495-1150.

For purposes of this description, references to “we,” “our” and “us” refer only to FS Investment Corporation and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by FS Investment Corporation in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of FS Investment Corporation and its subsidiaries.

General

The Notes:

•	will be our general unsecured, senior obligations;

•	will initially be issued in an aggregate principal amount of $ ;

•	will mature on , unless earlier redeemed or repurchased, as discussed below;

•	will bear cash interest from , 2014 at an annual rate of % payable semi-annually on and of each year, beginning on , 2015;

•	will be subject to redemption at our option as described under “—Optional Redemption;”

•

will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•	will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

•	will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “—Book-Entry, Settlement and Clearance.”

The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “—Offer to Repurchase Upon a Change of Control Repurchase Event” and “—Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the indenture with the same terms as the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes offered hereby (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the security registrar in accordance with the indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Notes will bear cash interest at a rate of     % per year until maturity. Interest on the Notes will accrue from                     , 2014 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on             and             of each year, beginning on                     , 2015.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time, or the close of business, on             or             , as the case may be, immediately preceding the relevant interest payment date, or each, a regular record date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Ranking

The Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes will rank equally in right of payment with all of our existing and future liabilities that are not so subordinated. The Notes will effectively rank junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Notes will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of June 15, 2014, our total consolidated indebtedness was approximately $1.9 billion, approximately $1.7 billion of which was indebtedness of our subsidiaries.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•

the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus             basis points.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, DTC; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means each of (1) Citigroup Global Markets Inc., (2) Wells Fargo Securities, LLC and (3) J.P. Morgan Securities LLC, or their respective affiliates which are primary U.S. government securities dealers and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States, or a Primary Treasury Dealer, we shall select another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our financing facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our financing facilities at that time and to terminate the financing facilities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in the accompanying prospectus for a general discussion of our indebtedness. Our future financing facilities may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future financing facilities, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See “Risk Factors—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus supplement.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)	the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of FS Investment Corporation and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of FS Investment Corporation or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of FS Investment Corporation, measured by voting power rather than number of shares; or

(3)	the approval by FS Investment Corporation’s stockholders of any plan or proposal relating to the liquidation or dissolution of FS Investment Corporation.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of FS Investment Corporation, 50% or more of the outstanding equity interests of which are owned by FS Investment Corporation and its direct or indirect subsidiaries and of which FS Investment Corporation possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) FB Advisor, any affiliate of FB Advisor or any entity that is managed by FB Advisor that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

(1)	each of Fitch and S&P; and

(2)	if either of Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or S&P, or both, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc., or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of FS Investment Corporation or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•

we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

•

the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

•	immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

•

we shall deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following is an event of default:

(1)	default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)	our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or indenture;

(4)	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with FS Investment Corporation for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)	Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)	certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless

(i)	such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes,

(ii)	the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)	such holder or holders have offered to the trustee indemnity, security, or both, satisfactory to the trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)	the trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(v)	no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee security or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with the indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture.

Trustee

U.S. Bank National Association is the trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons, or the Global Notes. Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC, or the DTC participants, or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

•

ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriters are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•

will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a general summary of the material U.S. federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material U.S. federal estate tax considerations) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment and not does address any state, local or non-U.S. income or other tax considerations. The discussion is based upon the Code, the regulations promulgated thereunder by the U.S. Department of the Treasury, or the Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not cover possible income tax considerations to beneficial owners (referred to in this discussion as “holders”) in special circumstances, including the U.S. federal income tax consequences applicable to holders such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” (as those terms are defined under the Code), entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and other entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of such pass-through entities, or persons whose functional currency is not the U.S. dollar. This discussion also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal, state and local tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any non-U.S. taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons (as defined under the Code) and the primary supervision of a court in the United States, or (b) that has in force a valid election (under applicable Treasury Regulations) to be treated as a United States person, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes).

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of U.S. Holders

Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s adjusted tax basis in the Note. A U.S. holder’s adjusted tax basis in a Note generally will equal the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. holders, and the deductibility of capital losses is subject to limitations.

Taxation of Non-U.S. Holders

A non-U.S. holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) in the case of interest income, the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, does not own (actually or constructively) 10 percent or more of the total combined voting power of all classes of our stock and is not a controlled foreign corporation for U.S. federal income tax purposes that is related, directly or indirectly, to us through sufficient stock ownership and (iii) the non-U.S. holder provides a statement on an IRS Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30 percent unless (i) the income is effectively connected with the conduct of a U.S. trade or business, in which case the interest will be subject to U.S. federal income tax on a net income basis as applicable to U.S. holders generally, or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax. To claim the benefit of an applicable income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS Form W-8.

In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30 percent rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is eligible for benefits under an applicable income tax treaty.

Generally, a non-U.S. holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). However, if an individual non-U.S. holder is present in the United States for 183 or more days during the taxable year in which the sale, exchange, redemption, retirement or other taxable disposition of a Note occurs, and certain other conditions exist, such U.S. holder will be subject to a flat 30 percent U.S. federal income tax on any resulting gain (except to the extent otherwise provided by an applicable income tax treaty), which may be offset by certain U.S. losses. Non-U.S. holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

A Note that is held by an individual who, at the time of such individual’s death, is not a citizen or resident of the United States, for U.S. federal estate tax purposes, generally will not be subject to the U.S. federal estate tax, unless, at the time of death, (i) such individual owns (actually or constructively) 10 percent or more of the total combined voting power of all classes of our stock or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a U.S. trade or business.

Information Reporting and Backup Withholding

A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption, retirement or other taxable disposition of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply. Non-U.S. holders generally are exempt from information reporting and backup withholding, provided, if necessary, that they demonstrate their qualification for exemption. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner’s U.S. federal income tax provided the required information is timely furnished to the IRS.

Medicare Tax on Net Investment Income

A 3.8 percent tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Notes, less certain deductions. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Foreign Account Tax Compliance Act

The Foreign Account Tax Compliance Act, or FATCA, and Treasury Regulations and other IRS administrative guidance thereunder, when applicable, generally impose a U.S. federal withholding tax of 30% on interest on a debt obligation paid after June 30, 2014, and the gross proceeds from the disposition of a debt obligation paid after December 31, 2016, which, in each case, would include the Notes, to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply with certain certification and information reporting requirements. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF AN INVESTMENT IN THE NOTES IN THEIR INDIVIDUAL CIRCUMSTANCES.

UNDERWRITING

Citigroup Global Markets Inc., Wells Fargo Securities, LLC and J.P. Morgan Securities LLC are acting as joint book-running managers and as representatives of the underwriters named below. Subject to the terms and conditions set forth in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Underwriter	Principal Amount
Citigroup Global Markets Inc.	$
Wells Fargo Securities, LLC
J.P. Morgan Securities LLC
Evercore Group L.L.C.
Keefe, Bruyette & Woods, Inc.

Total	$

Subject to the terms and conditions set forth in the underwriting agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the underwriting agreement if any of these Notes are purchased. If an underwriter defaults, the underwriting agreement provides that the purchase commitments of the non-defaulting underwriters may be increased or the underwriting agreement may be terminated.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The following table shows the total underwriting discounts that we are to pay to the underwriters in connection with this offering.

	Per Note		Total
Public offering price		%	$
Underwriting discount (sales load)		%	$
Proceeds, before expenses, to us		%	$

The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and may offer the Notes to certain other Financial Industry Regulatory Authority (FINRA) members at the public offering price less a concession not in excess of     % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of     % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

The expenses of the offering, not including the underwriting discount and up to $10,000 in reimbursement of underwriters’ counsel fees, are estimated at $350,000 and are payable by us.

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing, without the consent of the representatives, until the settlement date of this offering. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

We have been advised by certain of the underwriters that certain of the underwriters presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. Such underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of such underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater principal amount of Notes than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Notes in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering.

Similar to other purchase transactions, the underwriters’ purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Alternative Settlement Cycle

We expect that delivery of the Notes will be made against payment therefor on or about                 , 2014, which will be the fifth business day following the date of the pricing of the Notes (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in T+5 business days, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement.

Electronic Offer, Sale and Distribution of Notes

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us and our affiliates, for which they received or will receive customary fees and expenses, including acting as underwriters for our and our affiliates securities offerings.

In the ordinary course of their various business activities, the underwriters and their respective affiliates, officers, directors and employees may purchase, sell or hold a broad array of investments and actively trade securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments for their own account and for the accounts of their customers, and such investment and trading activities may involve or relate to assets, securities and/or instruments of ours and our affiliates (directly, as collateral securing other obligations or otherwise) and/or persons and entities with relationships with us and our affiliates. The underwriters and their respective affiliates may also communicate independent investment recommendations, market color or trading ideas and/or publish or express independent research views in respect of such assets, securities or instruments and may at any time hold, or recommend to clients that they should acquire, long and/or short positions in such assets, securities and instruments.

Certain of the net proceeds from the sale of the Notes, not including underwriting compensation, may be paid to affiliates of certain of the underwriters as lenders under certain of our financing facilities. An affiliate of Citigroup Global Markets Inc. serves as the administrative agent under the Arch Street credit facility and an affiliate of Citigroup Global Markets Inc. serves as trustee for the Class A Notes. Wells Fargo Securities, LLC serves as the administrative agent and an affiliate of Wells Fargo Securities, LLC is the sole lender, collateral agent, account bank and collateral custodian under the Walnut Street credit facility. An affiliate of J.P. Morgan Securities LLC is the lender under the JPM Facility. An affiliate of Keefe, Bruyette & Woods, Inc. is a lender under the ING credit facility. Wells Fargo Securities, LLC acted as dealer manager for the listing tender offer and Wells Fargo Securities, LLC and J.P. Morgan Securities LLC acted as joint advisors with respect to our listing of our shares of common stock on the NYSE.

The addresses of the representatives of the underwriters are: Citigroup Global Markets Inc., 388 Greenwich Street, New York, NY 10013; Wells Fargo Securities, LLC, 550 South Tryon Street, Charlotte, NC 28202; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179.

Notice to Prospective Investors in the European Economic Area

In relation to each Member State of the European Economic Area, each, a Relevant Member State, no offer of the Notes may be made to the public in that Relevant Member State other than:

A.	to any legal entity which is a qualified investor as defined in the Prospectus Directive;

B.	to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives; or

C.	in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of the Notes shall require us or the representatives to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive.

Each person in a Relevant Member State who initially acquires any Notes or to whom any offer is made will be deemed to have represented, acknowledged and agreed that it is a “qualified investor” within the meaning of the law in that Relevant Member State implementing Article 2(1)(e) of the Prospectus Directive. In the case of any Notes being offered to a financial intermediary as that term is used in Article 3(2) of the Prospectus Directive, each such financial intermediary will be deemed to have represented, acknowledged and agreed that the Notes acquired by it in the offer have not been acquired on a non-discretionary basis on behalf of, nor have they been acquired with a view to their offer or resale to, persons in circumstances which may give rise to an offer of any Notes to the public other than their offer or resale in a Relevant Member State to qualified investors as so defined or in circumstances in which the prior consent of the representatives has been obtained to each such proposed offer or resale.

We, the representatives and their affiliates will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements.

This prospectus supplement has been prepared on the basis that any offer of the Notes in any Relevant Member State will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of the Notes. Accordingly any person making or intending to make an offer in that Relevant Member State of the Notes which are the subject of the offering contemplated in this prospectus supplement may only do so in circumstances in which no obligation arises for us or any of the underwriters to publish a prospectus pursuant to Article 3 of the Prospectus Directive in relation to such offer. Neither we nor the underwriters have authorized, nor do they authorize, the making of any offer of Notes in circumstances in which an obligation arises for us or the underwriters to publish a prospectus for such offer.

For the purpose of the above provisions, the expression “an offer to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in the Relevant Member State by any measure implementing the Prospectus Directive in the Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (including the 2010 PD Amending Directive, to the extent implemented in the Relevant Member States) and includes any relevant implementing measure in the Relevant Member State and the expression “2010 PD Amending Directive” means Directive 2010/73/EU.

Notice to Prospective Investors in the United Kingdom

In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are “qualified investors” (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended, or the Order) and/or (ii) who are high net worth companies (or persons to whom it may otherwise be lawfully communicated) falling within Article 49(2)(a) to (d) of the Order (all such persons together being referred to as ‘‘relevant persons’’). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

SUB-ADVISER CONFLICTS OF INTEREST

GDFM Potential Conflicts of Interest

GDFM, Blackstone and their respective affiliates will be subject to certain conflicts of interest as our investment sub-adviser. These conflicts will arise primarily from the involvement of GDFM, Blackstone and their respective affiliates, or collectively, the “Firm,” in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

Broad and Wide-Ranging Activities

The Firm engages in a broad spectrum of activities. In the ordinary course of its business activities, the Firm may engage in activities where the interests of certain divisions of the Firm or the interests of its clients may conflict with our or your interests. Other present and future activities of the Firm may give rise to additional conflicts of interest. In the event that a conflict of interest arises, GDFM will attempt to resolve such conflicts in a fair and equitable manner, subject to applicable law.

The Firm’s Policies and Procedures

Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Firm’s various businesses that we and FB Advisor expect to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management, advisory and other businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, the Firm has implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that we expect to utilize for purposes of finding and managing its investments. For example, the Firm may come into possession of material non-public information with respect to companies in which we may be considering making an investment or companies that are the Firm’s advisory clients. As a consequence, that information, which could be of benefit to us, might become restricted to those other businesses and otherwise be unavailable to us, and could also restrict our activities. Additionally, the terms of confidentiality or other agreements with or related to companies in which any fund of the Firm has or has considered making an investment or which is otherwise an advisory client of the Firm may restrict or otherwise limit our and/or our portfolio companies’ and their affiliates’ ability to engage in businesses or activities competitive with such companies.

Investment Banking, Advisory and Other Relationships

As part of its regular business, the Firm provides a broad range of investment banking, advisory and other services. In the regular course of its investment banking and advisory businesses, the Firm represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to investments that are suitable for us. In such a case, a Firm client would typically require the Firm to act exclusively on its behalf, thereby precluding us from participating in such transactions. The Firm will be under no obligation to decline any such engagements in order to make an investment opportunity available to us. In connection with its investment banking, advisory and other businesses, the Firm may come into possession of information that limits its ability to engage in potential transactions. Our activities may be constrained as a result of the inability of GDFM to use such information. For example, employees of the Firm may be prohibited by law or contract from sharing information with FB Advisor or our portfolio managers at FB Advisor or GDFM. Additionally, there may be circumstances in which one or more of certain individuals associated with the Firm will be precluded from providing services related to our activities because of certain confidential information available to those individuals or to other parts of the Firm. In certain sell-side and fundraising assignments, the seller may permit us to act as a participant in such transaction, which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price) and also be subject to the limitations of the 1940 Act.

The Firm has long-term relationships with a significant number of corporations and their senior management. In determining whether to recommend an investment in a particular transaction on behalf of us, GDFM will, as permitted by applicable law, consider those relationships, which may result in certain transactions that GDFM will not recommend or execute on our behalf in view of such relationships. We may also co-invest with clients of Blackstone in particular investment opportunities, and the relationship with such clients could influence the decisions made by GDFM with respect to such investments, as may be permitted by law and in accordance with GDFM’s applicable procedures. GDFM may also have additional conflicts of interest, including where GDFM may be incentivized to recommend investments for us that may favor the interests of Other Accounts (as defined below). In each such case, such transactions will be governed by, and GDFM will execute such transactions in accordance with, procedures designed and adopted by GDFM to manage such conflicts of interest.

The Firm may represent creditors or debtors in proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. From time to time the Firm may serve as advisor to creditor or equity committees. This involvement may limit or preclude the flexibility that we may otherwise have to participate in restructurings or we may be required to liquidate any existing positions of the applicable issuer to avoid a subsequent conflict of interest. The inability to transact in any security, derivative or loan held by us could result in significant losses to us. The Firm may be compensated for these representations; however, such compensation will not be passed through to us.

Allocation of Opportunities

Certain inherent conflicts of interest arise from the fact that the Firm provides investment advisory or sub-advisory services both to FB Advisor, on our behalf, and other clients, including other investment funds, and any other investment vehicles that GDFM or its affiliates may establish from time to time, as well as client accounts (including one or more managed accounts (or other similar arrangements, including those that may be structured as one or more entities) and proprietary accounts managed by the Firm in which we will not have an interest (such other clients, funds and accounts, collectively the “Other GSO Accounts”). In addition, the Firm provides investment management services to other clients, including other investment funds, and any other investment vehicles that Blackstone or any of its affiliates may establish from time to time, client accounts, and proprietary accounts in which we will not have an interest (such other clients, funds and accounts, collectively, the “Other Blackstone Accounts” and, together with the Other GSO Accounts, the “Other Accounts”). The respective investment programs of us and the Other Accounts may or may not be substantially similar. The Firm may give advice and recommend securities to Other Accounts, in accordance with the investment objectives and strategies of such Other Accounts, which may differ from advice given to, or the timing or nature of the action taken with respect to, us so long as it is GDFM’s policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to us on a fair and equitable basis relative to its Other Accounts, even though their investment objectives may overlap with ours. Affiliates of GDFM engage in investment advisory business with accounts that compete with us and have no obligation to make their investment opportunities available to us.

While GDFM will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by GDFM and Blackstone in managing their respective Other Accounts could conflict with the transactions and strategies employed by GDFM in providing investment sub-advisory services to and executing portfolio transactions for us and may affect the prices and availability of the securities and instruments in which we invest. Conversely, participation in specific investment opportunities may be appropriate, at times, for both us and Other Accounts.

GDFM may have a conflict of interest in allocating investment opportunities between us and Other Accounts, including where GDFM may be incentivized to recommend investments for us that may favor the interests of Other Accounts. This potential conflict may be exacerbated where GDFM has more attractive incentive fees for such Other Accounts, or where individuals of GDFM who are responsible for selecting investments for us have large personal stakes in Other Accounts. In each such case, such transactions will be governed by, and GDFM will execute such transactions in accordance with, procedures designed and adopted by GDFM to manage such conflicts of interest.

Certain distressed investment opportunities may offer high potential returns, but may not be suitable for us. As a result, such investment opportunities may be allocated to Other Accounts with similar investment strategies as us and may not be allocated to us. Such investments, while high risk, can at times offer exceptional returns, and we may not be able to participate in these investments.

It is the policy of GDFM to share appropriate investment opportunities (including purchase and sale opportunities) with the Other Accounts as permitted by the 1940 Act and interpretive guidance from the staff of the SEC. In general and except as provided below, this means that such opportunities will be allocated pro rata among us and the Other Accounts based on available capacity for such investment in each account (including with respect to guidelines as to concentration of holdings), based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions), taking into account available cash and the relative capital of the respective entities. Nevertheless, investment opportunities may be allocated other than on a pro rata basis, if GDFM deems in good faith that a different allocation among us and the Other Accounts is appropriate, taking into account, among other considerations: (i) the risk-return profile of the proposed investment relative to our or the Other Accounts’ current risk profile; (ii) our or the Other Accounts’ investment guidelines, restrictions and objectives, including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (iii) the need to re-size risk in our or the Other Accounts’ portfolios, including the potential for the proposed investment to create an industry, sector or issuer imbalance in our and the Other Accounts’ portfolios; (iv) our and the Other Accounts’ liquidity requirements, including during a ramp-up or wind-down of us or the Other Account, proximity to the end of our or the Other Accounts’ specified term, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) tax consequences; (vi) regulatory restrictions or consequences; (vii) when a pro rata allocation could result in de minimis or odd lot allocations; (vii) degree of leverage availability and any requirements or other terms of any existing leverage facilities; (ix) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to us or an Other Account; and (x) any other considerations deemed relevant by GDFM or the applicable investment adviser to an Other Account. Because of these and other factors, certain Other Accounts may effectively have priority in investment allocations over us, notwithstanding GDFM’s general policy of pro rata allocation.

Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which GDFM or its affiliates consider equitable.

From time to time, we and Other Accounts may make investments at different levels of a borrower’s or an issuer’s capital structure or otherwise in different classes of a borrower’s or an issuer’s securities, subject to the limitations of the 1940 Act and subject to compliance with appropriate procedures. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

In addition, when we and Other Accounts hold investments in the same borrower or issuer (including in the same level of the capital structure), we may be prohibited by applicable law from participating in restructuring, work-outs, renegotiations or other activities related to its investment in the borrower or issuer due to the fact that Other Accounts hold investments in the same borrower or issuer. As a result, we may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if GDFM believes it would be in our best economic interests to do so. Also, we may be prohibited by applicable law from investing in a borrower or issuer that Other Accounts are also investing in or currently invest in even if GDFM believes it would be in the best economic interests of our do so.

Service Providers

Our service providers (including lenders, brokers, attorneys and investment banking firms) may be investors in us and/or sources of investment opportunities and counterparties therein. This may influence GDFM in deciding whether to select such a service provider. Notwithstanding the foregoing, investment transactions for us that require the use of a service provider will generally be allocated to service providers on the basis of best execution (and possibly to a lesser extent in consideration of such service provider’s provision of certain investment-related services that GDFM believes to be of benefit to us or Other Accounts).

Allocation of Personnel

GDFM and its members, partners, officers and employees will devote as much of their time to our activities as they deem necessary or appropriate. The Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. These activities could be viewed as creating a conflict of interest in that the time and effort of GDFM and its officers and employees will not be devoted exclusively to our business but will be allocated between our business and the management of the monies of other advisees of GDFM.

Material Non-Public Information

GDFM or certain of its affiliates may come into possession of material non-public information with respect to a borrower or an issuer. Should this occur, GDFM would be restricted from recommending to FB Advisor or buying or selling securities, derivatives or loans of the borrower or the issuer on behalf of us until such time as the information became public or was no longer deemed material. Disclosure of such information to GDFM’s personnel responsible for our affairs will be on a need-to-know basis only, and FB Advisor on our behalf may not be free to act upon any such information. Therefore, we and FB Advisor may not have access to material non-public information in the possession of the Firm which might be relevant to an investment decision to be made on our behalf, and FB Advisor may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, FB Advisor may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Trading by Firm Personnel

The officers, directors, members, managers and employees of GDFM or Blackstone may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Firm policies, or otherwise determined from time to time by GDFM.

Possible Future Activities

The Firm may expand the range of services that it provides over time. The Firm will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm has, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by us. These clients may themselves represent appropriate investment opportunities for us or may compete with us for investment opportunities.

The entities in which we invest may be counterparties or participants in agreements, transactions or other arrangements with portfolio companies of other investment funds managed by the Firm. From time to time employees of GDFM may serve as directors or advisory board members of certain portfolio companies or other entities. In connection with such services, GDFM may receive directors’ fees or other similar compensation. Such amounts have not been, and are not expected to be material.

Transactions with Other Accounts

From time to time, we may enter into purchase and sale transactions with Other Accounts. Such transactions will be conducted in accordance with, and subject to, GDFM’s fiduciary obligations to us and the 1940 Act.

Other Affiliate Transactions

We may acquire a security from an issuer in which a separate security has been acquired by other GDFM or Blackstone affiliates. When making such investments, we and other GDFM or Blackstone affiliates may have conflicting interests. For example, conflicts could arise where we become a lender to a company when an affiliate of GDFM owns equity securities of such a company. In this circumstance, for example, if such company goes into bankruptcy, becomes insolvent or is otherwise unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities as to what actions the company should take. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by the other affiliates.

In addition, the 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company of a private equity fund managed by the Firm. However, we may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for GDFM between its interests in us and the portfolio company, in that the ability of GDFM to recommend actions in our best interest might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to us.

Restrictions Arising under the Securities Laws

The Firm’s activities (including, without limitation, the holding of securities positions or having one of its employees on the board of directors of a company) could result in securities law restrictions on transactions in securities held by us, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on our performance.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland. Certain legal matters in connection with the offering have been passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, New York.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, acts as our paying agent, security registrar and transfer agent for the Notes. The principal business address of U.S. Bank National Association is One Federal Street, 3rd Floor, Boston, Massachusetts 02110. See “Custodian, Transfer and Distribution Paying Agent and Registrar” in the accompanying prospectus.

PROSPECTUS

$1,500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

We are a specialty finance company that invests primarily in the debt securities of private U.S. middle-market companies. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investments and activities are managed by FB Income Advisor, LLC, or FB Advisor, a private investment firm that is registered as an investment adviser with the Securities and Exchange Commission, or the SEC, and is an affiliate of ours. FB Advisor has engaged GSO / Blackstone Debt Funds Management LLC, or GDFM, a registered investment adviser and a subsidiary of GSO Capital Partners LP, to act as our investment sub-adviser.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities”. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors or (3) under such circumstances as the SEC may permit. See “Risk Factors” for more information.

Our common stock is traded on the New York Stock Exchange, LLC, or the NYSE, under the ticker symbol “FSIC”. The last reported closing price for our common stock on June 13, 2014 was $10.34 per share. The net asset value of our common stock on March 31, 2014 (the last date prior to the date of this prospectus on which we publicly disclosed our net asset value) was $10.28 per share.

We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Investing in our securities may be considered speculative and involves a high degree of risk, including the risk of a substantial loss of investment. See “Risk Factors” beginning on page 22 of this prospectus to read about the risks you should consider before buying our securities, including the risk of leverage.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. This information is available free of charge by contacting us at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com. In addition, the contact information provided above may be used by you to make stockholder inquiries. The SEC also maintains a website at www.sec.gov that contains such information.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is June 19, 2014.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus, and the prospectus and prospectus supplement will together serve as the prospectus.

Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a subsequent prospectus supplement. The registration statement we filed with the SEC includes exhibits that provide more detailed descriptions of the matters discussed in this prospectus. You should read this prospectus and the related exhibits filed with the SEC and any prospectus supplement, together with additional information described below under “Available Information.” In this prospectus, we use the term “day” to refer to a calendar day, and we use the term “business day” to refer to any day other than Saturday, Sunday, a legal holiday or a day on which banks in New York City are authorized or required to close, or any day that the NYSE is closed for trading.

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized any other person to provide you with different information from that contained in this prospectus and accompanying prospectus supplements. The information contained in this prospectus and accompanying prospectus supplements is complete and accurate only as of the date of this prospectus or such prospectus supplement. If there is a material change in our affairs, we will amend or supplement these documents only as required by law.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand an offering fully, you should read the entire prospectus carefully, including the section entitled “Risk Factors,” before making a decision to invest in our securities.

Unless otherwise noted, the terms “we,” “us,” “our,” the “Company” and “FSIC” refer to FS Investment Corporation. In addition, the term “FB Advisor” refers to FB Income Advisor, LLC, the term “GDFM” refers to GSO / Blackstone Debt Funds Management LLC, a subsidiary of GSO Capital Partners LP, the term “GSO” refers to GSO Capital Partners LP, and the term “Blackstone” refers to The Blackstone Group L.P.

FS Investment Corporation

We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. As such, we are required to comply with certain regulatory requirements. See “Regulation.” In addition, we have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

We are managed by FB Advisor, a registered investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act, which oversees the management of our operations and is responsible for making investment decisions with respect to our portfolio. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and will make investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM, a registered investment adviser under the Advisers Act, is a subsidiary of GSO, which oversaw approximately $66.0 billion in assets under management as of March 31, 2014. GSO is the credit platform of Blackstone.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle-market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities.

The senior secured and second lien secured loans in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally will have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we invest may be rated by a nationally recognized statistical ratings organization, or NRSRO, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc., or Moody’s, or lower than “BBB-” by Standard & Poor’s Corporation, or S&P). We also invest in non-rated debt securities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

On April 16, 2014, our shares of common stock were listed on the NYSE and began trading under the ticker symbol “FSIC”.

Our Public Offering

In May 2012, we closed our continuous public offering of common stock to new investors. We sold 247,454,171 shares (as adjusted for stock distributions) of common stock for gross proceeds of $2.6 billion in our continuous public offering.

Portfolio Update

During the year ended December 31, 2013, we made investments in portfolio companies totaling approximately $2.6 billion. During the same period, we sold investments for proceeds of approximately $1.1 billion and received principal repayments of approximately $1.4 billion. As of December 31, 2013, our investment portfolio, with a total fair value of approximately $4.1 billion, consisted of interests in 165 portfolio companies (51% in first lien senior secured loans, 22% in second lien senior secured loans, 9% in senior secured bonds, 10% in subordinated debt, 4% in collateralized securities and 4% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $190.7 million. As of December 31, 2013, the investments in our portfolio were purchased at a weighted average price of 97.3% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 40.7% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield (which represents the expected yield to be generated by us on our investment portfolio based on the composition of our portfolio as of such date), prior to leverage, was 10.1% based upon the amortized cost of our investments.

During the three months ended March 31, 2014, we made investments in portfolio companies totaling approximately $471.5 million. During the same period, we sold investments for proceeds of approximately $307.0 million and received principal repayments of approximately $259.1 million. As of March 31, 2014, our investment portfolio, with a total fair value of approximately $4.1 billion, consisted of interests in 148 portfolio companies (50% in first lien senior secured loans, 22% in second lien senior secured loans, 10% in senior secured bonds, 10% in subordinated debt, 3% in collateralized securities and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $174.2 million. As of March 31, 2014, the investments in our portfolio were purchased at a weighted average price of 97.1% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 32.5% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.2% based upon the amortized cost of our investments. See “Portfolio Companies” for a list of the investments in our portfolio as of March 31, 2014. The portfolio yield does not represent an actual investment return to stockholders and may be higher than what stockholders will realize on an investment in our common stock because it does not reflect our expenses or any sales load that may have been paid by such stockholder.

About FB Advisor

FB Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investment products designed for the individual investor. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations team of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ other three affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the directors, officers and other personnel of FB Advisor also currently manage the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.	$2,717,712,000
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,734,428,000
FS Investment Corporation III(2)	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	—
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$63,946,000

(1)	As of March 31, 2014, except as otherwise noted below.

(2)	FS Investment Corporation III commenced operations on April 2, 2014 upon meeting its minimum offering requirement of raising gross proceeds of $2.5 million in its continuous public offering from persons who were not affiliated with FS Investment Corporation III or its investment adviser, FSIC III Advisor, LLC.

(3)	FS Global Credit Opportunities Fund commenced operations on December 12, 2013. Two funds affiliated with FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, or together, the FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Gross assets shown as of December 31, 2013.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, our president, Zachary Klehr, our executive vice president, and Sean Coleman, our managing director. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine that the provisions of each of the investment advisory agreement and the investment sub-advisory agreement are carried out.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III pursuant to the investment sub-advisory agreements between it and each of FSIC II Advisor, LLC and FSIC III Advisor, LLC, the investment advisers to FS Investment Corporation II and FS Investment Corporation III, respectively. Furthermore, GDFM’s affiliate, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund pursuant to the investment sub-advisory agreements between it and each of FS Investment Advisor, LLC and FS Global Advisor, LLC, the investment advisers to FS Energy and Power Fund and FS Global Credit Opportunities Fund, respectively. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of March 31, 2014, GSO and its affiliates, excluding Blackstone, managed approximately $66.0 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $271.8 billion as of March 31, 2014. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly traded limited partnership that has common units which trade on the NYSE under the ticker symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC are not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

Risk Factors

An investment in our securities involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in our securities. The following are some of the risks an investment in us involves:

•	Our credit ratings may not reflect all risks of an investment in our securities.

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We invest primarily in senior secured loans and second lien secured loans of private U.S. middle-market companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. For our senior secured and second lien secured loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company, which may lead to a loss in principal. Subordinated debt investments are typically unsecured, and this may involve a heightened level of risk, including a loss of principal or the loss of the entire investment. In addition, our senior secured and second lien secured loan investments are generally callable by the issuer at any time, which may decrease our returns on such investments. Our subordinated debt investments typically have customary call protections, but such investments generally may be called by the issuer prior to their stated maturity, which may decrease our returns on such investments.

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We invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

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We are subject to financial market risks, including risks resulting from the current low interest rate environment and changes in such interest rates, which may have a substantial negative impact on our investments.

•	Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

•	An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.

•	A lack of liquidity in certain of our investments may adversely affect our business.

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A significant portion of our portfolio is recorded at fair value as determined in good faith by our board of directors and, as a result, there is uncertainty as to the value of our portfolio investments.

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Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and future recessions, downturns, disruptions or instability could have a materially adverse effect on our business.

•	Future downgrades of the U.S. credit rating and global economic uncertainty could negatively impact our business, financial condition and results of operations.

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FB Advisor, its affiliates and GDFM face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner, but which may result in actions that are not in your best interests.

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The potential for FB Advisor to earn incentive fees under the investment advisory agreement may create an incentive for it to enter into investments that are riskier or more speculative than would otherwise be in our best interests, and, since the base management fee is based on gross assets, FB Advisor may have an incentive to increase portfolio leverage in order to earn higher base management fees. In addition, since GDFM receives a portion of the advisory fees paid to FB Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

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As a result of the annual distribution requirement to maintain our qualification as a RIC, we will likely need to continually raise cash or borrow to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all.

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The agreements governing our and our wholly-owned financing subsidiaries’ credit facilities contain various covenants which, if not complied with, could accelerate repayment under the applicable facility, which would materially and adversely affect our liquidity, financial condition and our ability to pay distributions to our stockholders. In addition, these credit facilities expose us to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities.

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We have elected to be treated, and intend to qualify annually, as a RIC for federal income tax purposes. Failure to maintain our qualification as a RIC would subject us to federal income tax on all of our income, which would have a material adverse effect on our financial performance.

See “Risk Factors” beginning on page 22 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle-market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt issues also provide strong defensive characteristics. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration.

Opportunity in Middle-Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle-market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market. According to The U.S. Census Bureau, in its most recently released economic census in 2007, there were approximately 40,000 middle-market companies in the U.S. with annual revenues between $50 million and $2.5 billion, compared with approximately 1,200 companies with revenues greater than $2.5 billion. These middle-market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. Middle-market companies have generated a significant number of investment opportunities for investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition. Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle-market companies. We believe that lending to middle-market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. In addition, middle-market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle-market companies.

Attractive Market Segment. We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle-market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. In addition, as compared to larger companies, middle-market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle-market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules and regulations that govern public companies that are designed to protect investors.

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private U.S. middle-market companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place to align management’s goals with ours.

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Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for our investments.

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Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

See “Investment Objectives and Strategy” for additional information regarding our investment strategy.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe will enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Global platform with seasoned investment professionals. We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon. Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability. FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy. FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure. FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

See “Investment Objectives and Strategy—Potential Competitive Strengths” for a more detailed description of the competitive strengths we believe we offer our investors.

Plan of Distribution

We may offer, from time to time, up to $1.5 billion of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Use of Proceeds

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. See “Use of Proceeds” for information regarding our outstanding borrowings as of March 31, 2014, the corresponding interest rate charged on such borrowings as of that date and the length of time that it may take us to invest any proceeds in new or existing portfolio companies. Pending investment of the proceeds raised in an offering, we intend to invest the net proceeds primarily in cash, cash equivalents or short-term securities consistent with our BDC election and our election for taxation as a RIC. See “Use of Proceeds.”

Advisory Fees

On April 16, 2014, we entered into the investment advisory agreement with FB Advisor. The investment advisory agreement amended and restated the investment advisory and administrative services agreement, dated February 12, 2008 (as amended on August 5, 2008), between us and FB Advisor, or the former investment advisory agreement. The investment advisory agreement became effective upon the listing of our common stock on the NYSE.

FB Advisor and GDFM are compensated for their services. Pursuant to the investment advisory agreement, FB Advisor is entitled to a fee consisting of two components—a base management fee and an incentive fee based on our performance. The base management fee is payable quarterly in arrears, and is calculated at an annual rate of 2.0% of our average gross assets.

The incentive fee in the investment advisory agreement consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.5% of our net assets, or 10.0% annually. This “catch-up” feature allows FB Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FB Advisor will receive 20.0% of pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters, or the total return requirement. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. We will accrue for the capital gains incentive fee, which, if earned, will be paid annually. We will accrue the capital gains incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory agreement that we entered into with FB Advisor, the fee payable to FB Advisor will be based on realized gains and no such fee will be payable with respect to unrealized gains unless and until such gains are actually realized.

In anticipation of the listing of our common stock on the NYSE, FB Advisor recommended that the investment advisory agreement be amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8.0% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. Our board of directors has approved this amendment, and we have called a special meeting of our stockholders scheduled for June 23, 2014, at which stockholders will be asked to vote on the proposal. Pending stockholder approval of this proposal, FB Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that such fee equals 1.75% of the average value of our gross assets. There can be no assurance this waiver will continue in the future.

Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine that the provisions of each of the investment advisory agreement and the investment sub-advisory agreement are carried out.

See “Investment Advisory Agreement—Overview of GDFM” for a description of the investment sub-advisory agreement and the fees payable to GDFM by FB Advisor pursuant to such agreement.

Administration

On April 16, 2014, we entered into the administration agreement with FB Advisor relating to the administrative services previously provided by FB Advisor to us under the former investment advisory agreement. The administration agreement became effective upon the listing of our common stock on the NYSE. Pursuant to the administration agreement, FB Advisor is reimbursed for administrative expenses it incurs on our behalf. See “Administrative Services.”

Conflicts of Interest

FB Advisor, GDFM and certain of their affiliates may experience conflicts of interest in connection with the management of our business affairs, including, but not limited to, the following:

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The directors, officers and other personnel of FB Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund;

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The compensation payable by us to FB Advisor and other affiliates is approved by our board of directors consistent with the exercise of the requisite standard of care applicable to directors under Maryland law. Such compensation is payable, in most cases, whether or not our stockholders receive distributions;

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We may compete with certain affiliates for investments, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund, subjecting FB Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on our behalf;

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Regardless of the quality of the assets acquired, the services provided to us or whether we make distributions to our stockholders, FB Advisor and GDFM receive base management fees in connection with the management of our portfolio and may receive incentive fees in connection with the sale of our portfolio companies;

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The personnel of GDFM allocate their time between assisting FB Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GDFM’s role as sub-adviser to FS Investment Corporation II and FS Investment Corporation III;

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We may compete with other funds managed by affiliates of GDFM for investment opportunities, subjecting GDFM and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions to FB Advisor;

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From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, we and other clients for which FB Advisor or GDFM provide investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by us and such other clients;

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FB Advisor, GDFM and their respective affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, us, even though their investment objectives may be similar to ours;

•

GSO and its affiliates may have existing business relationships or access to material, non-public information that would prevent GDFM from recommending certain investment opportunities that would otherwise fit within our investment objectives;

•

FB Advisor, GDFM and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with us or may require substantial time and resources of FB Advisor and GDFM. Affiliates of GDFM, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to us; and

•

To the extent permitted by the 1940 Act and SEC staff interpretations, and subject to the allocation policies of FB Advisor, GDFM and any of their respective affiliates, as applicable, FB Advisor, GDFM and any of their respective affiliates may determine it is appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. To mitigate these conflicts, FB Advisor and/or GDFM, as applicable, will seek to execute such transactions for all of the participating investment accounts, including us, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of us, the clients for which participation is appropriate and any other factors deemed appropriate.

Distributions on Common Stock

Following the commencement of our operations, we declared our first distribution on January 29, 2009. Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of capital, the latter of which is a nontaxable distribution) will be mailed to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Unless stockholders elect to receive their distributions in cash, we intend to make such distributions in additional shares of our common stock under our “opt-out” distribution reinvestment plan that became effective on June 2, 2014, or our new distribution reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our new distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock.

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period.

Distribution Reinvestment Plan

We have adopted our new distribution reinvestment plan, which became effective as of June 2, 2014, that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our new distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our new distribution reinvestment plan. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock. See “Distribution Reinvestment Plan” for more information.

Taxation

We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute as dividends to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and distribute to our stockholders, each tax year, at least 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains in excess of realized net long-term capital losses. See “Material U.S. Federal Income Tax Considerations.”

Corporate Information

Our principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We maintain a website at www.fsinvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

Recent Developments

Listing on the NYSE

On April 16, 2014, our shares of common stock were listed on the NYSE, and began trading under the ticker symbol “FSIC”.

Listing Tender Offer

On April 16, 2014, we commenced a modified “Dutch auction” tender offer, or the listing tender offer, to purchase for cash up to $250.0 million in value of our shares of common stock from our stockholders, which expired at 5:00 p.m., New York City time on May 28, 2014. Pursuant to the listing tender offer, we accepted for purchase 23,255,813 shares of common stock at a purchase price of $10.75 per share, for an aggregate cost of approximately $250.0 million, excluding fees and expenses relating to the listing tender offer. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Recent Developments—Listing Tender Offer” for more information.

Distributions

Our board of directors intends to declare two special cash distributions, each in the amount of $0.10 per share of our common stock, that will be paid on August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively. The timing and amount of any future distributions (including the aforementioned special cash distributions) to stockholders are subject to restrictions under applicable law and the sole discretion of our board of directors. If we purchase tendered shares of our common stock before the record date for any future regular or special cash distribution, tendering stockholders will not receive such distributions.

ING Credit Facility

On April 3, 2014, we entered into a senior secured revolving credit facility, or the ING credit facility, with ING Capital LLC, as administrative agent, or ING, and the lenders party thereto. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300.0 million, with an option for us to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100.0 million of additional commitments. We are permitted to use the proceeds of our borrowings under the ING credit facility to fund purchases of our common stock in the listing tender offer. Borrowings under the ING credit facility will accrue interest at a rate of (a) the London Interbank Offered Rate, or LIBOR, plus 2.50% per annum, or (b) at our election, the base rate plus 1.50%. The ING credit facility matures on April 3, 2018. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Recent Developments—ING Credit Facility” for more information.

Trademark License Agreement

On April 16, 2014, in connection with the listing of our common stock on the NYSE, we entered into a trademark license agreement, or the Trademark License Agreement, with Franklin Square Holdings. See “Certain Relationships and Related Party Transactions—Trademark License Agreement.”

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “FS Investment Corporation,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses (as a percentage of offering price)
Sales load(1)	—%
Offering expenses(2)	—%
Distribution reinvestment plan expenses(3)	None
Total stockholder transaction expenses	—%

Annual expenses (as a percentage of average net assets attributable to common stock)(4)
Base management fee(5)	3.42%
Incentive fees payable under the investment advisory agreement(6)	0.16%
Interest payments on borrowed funds(7)	2.04%
Other expenses(8)	0.84%
Total annual expenses(9)	6.46%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. Transaction expenses are not included in the following example. In the event that shares of common stock are sold to or through underwriters or agents, a corresponding prospectus supplement will restate this example to reflect the applicable sales load. See “Plan of Distribution” for additional information regarding stockholder transaction expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:	$64	$190	$311	$601

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Assuming a 5.0% annual return, the incentive fee under the investment advisory agreement may not be earned or payable and is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, the example assumes reinvestment of all distributions at net asset value. Under our new distribution reinvestment plan, reinvestment of distributions may occur at a price per share that differs from the then current net asset value. See “Distribution Reinvestment Plan” for additional information.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on our behalf), the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The estimated expenses associated with our new distribution reinvestment plan are included in “Other expenses.” See “Distribution Reinvestment Plan.”

(4)	“Net assets attributable to common stock” equals average net assets for the year ended December 31, 2013.

(5)	Our contractual base management fee is payable quarterly in arrears and is calculated at an annual rate of 2.0% of the average value of our gross assets, which are assumed to equal 171.0% of our average net assets as described in Note 6 below. The base management fee shown in the table above is higher than 2.0% because the base management fee in the table is required to be calculated as a percentage of our average net assets, rather than gross assets. The calculation in the table above does not take into account that FB Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that such fee equals 1.75% of the average value of our gross assets. Had the expenses in the table been calculated on a base management fee of 1.75%, the expenses shown would have been lower. There can be no assurance this waiver will continue in the future. See “Investment Advisory Agreement—Overview of FB Advisor—Advisory Fees” for a full explanation of how this base management fee is calculated and certain proposed amendments to the investment advisory agreement.

(6)	Based on our current business plan, we anticipate that we may have capital gains and interest income that could result in the payment of an incentive fee to FB Advisor for the fiscal year ending December 31, 2014. However, the incentive fee payable to FB Advisor is based on our performance and will not be paid unless we achieve certain performance targets.

The incentive fee in the investment advisory agreement consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears, will equal 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter and will be subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. Because the example above assumes a 5.0% annual return, as required by the SEC, no subordinated incentive fee on income would be payable in the fiscal year ending December 31, 2014.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee equals 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. The amount in the table assumes that the incentive fee on capital gains will be approximately 0.16% of average net assets and is based on the actual realized capital gains for the year ended December 31, 2013 and the unrealized appreciation of our investments as of such date and assumes that all such unrealized appreciation is converted to realized capital gains on such date. Such amounts are expressed as a percentage of the average net assets as of such date. See “Investment Advisory Agreement—Overview of FB Advisor—Advisory Fees” for a full explanation of how this incentive fee is calculated and certain proposed amendments to the investment advisory agreement.

(7)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a discussion of our financing facilities.

The figure in the table assumes we borrow the full amount available under each financing facility as of December 31, 2013 and that the annualized weighted average borrowing costs under the financing facilities, including amortized costs and expenses, is 2.87%. Because the total assumed borrowing ($1.875 billion) represents 71.0% of our average net assets for the fiscal year ending December 31, 2013 ($2.6 billion), the borrowing cost as a percentage of net assets set forth in the table above is 2.04% (or 71.0% of 2.87%).

(8)	Other expenses include accounting, legal and auditing fees, as well as the reimbursement of the compensation of administrative personnel and fees payable to our directors who do not also serve in an executive officer capacity for us or FB Advisor. The amount presented in the table reflects actual amounts incurred during the year ended December 31, 2013.

(9)	“Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 3.8% of total assets.

SELECTED FINANCIAL DATA

You should read this selected consolidated financial data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and notes thereto included elsewhere in this prospectus. The selected financial data as of and for the three months ended March 31, 2014 and 2013 has been derived from our unaudited consolidated financial statements and the selected financial data as of and for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 has been derived from our audited consolidated financial statements.

Dollar amounts are presented in thousands, except for per share data.

	Three Months Ended March 31,		Year Ended December 31,
	2014	2013	2013	2012	2011	2010	2009
	(Unaudited)
Statements of operations data:
Investment income	$114,796	$110,044	$474,566	$303,222	$115,484	$30,670	$4,420
Operating expenses
Total expenses	58,919	59,315	229,590	169,315	44,120	21,278	2,509
Less: Expense reimbursement from sponsor	—	—	—	—	—	—	(240)

Net expenses	58,919	59,315	229,590	169,315	44,120	21,278	2,269

Net investment income (loss)	55,877	50,729	244,976	133,907	71,364	9,392	2,151
Total net realized and unrealized gain (loss) on investments	24,183	31,747	20,864	196,292	(17,894)	18,872	9,305

Net increase (decrease) in net assets resulting from operations	$80,060	$82,476	$265,840	$330,199	$53,470	$28,264	$11,456

Per share data (as adjusted for stock distributions, as applicable):
Net investment income (loss)—basic and diluted(1)	$0.22	$0.20	$0.96	$0.59	$0.76	$0.40	$0.48

Net increase (decrease) in net assets resulting from operations—basic and diluted(1)	$0.32	$0.33	$1.04	$1.45	$0.57	$1.21	$2.57

Distributions declared(2)	$0.2025	$0.2160	$0.83	$0.86	$0.91	$0.87	$0.67

Balance sheet data:
Total assets	$4,503,667	$4,527,860	$4,444,577	$4,346,753	$2,144,225	$782,005	$110,068

Credit facilities and repurchase agreement payable	$1,688,482	$1,678,646	$1,673,682	$1,649,713	$554,286	$297,201	$—

Total net assets	$2,685,169	$2,560,676	$2,640,992	$2,511,738	$1,498,892	$389,232	$93,197

Other data:
Total return(3)	3.14%	3.31%	10.43%	15.83%	8.93%	13.08%	33.33%

Number of portfolio company investments at period end	148	245	165	263	183	144	50

Total portfolio investments for the period	$471,491	$649,916	$2,641,733	$3,863,334	$1,978,499	$849,242	$106,098

Proceeds from sales and prepayments of investments	$566,115	$543,817	$2,510,887	$1,971,447	$858,661	$240,054	$16,717

(1)	The per share data were derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflect the actual amount of distributions paid per share during the applicable period.

(3)	The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the applicable period and dividing the total by the net asset value per share at the beginning of the applicable period. The total return does not consider the effect of the sales load from the sale of our common stock in our continuous public offering that we closed to new investors in May 2012. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return should not be considered a representation of our future total return, which may be greater or less than the return shown in the table due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on our investment portfolio during the applicable period and are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. These return figures do not represent an actual return to stockholders.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and the applicable prospectus supplement, you should consider carefully the following information before making an investment in our securities. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value and the trading value of our common stock could decline or the value of our preferred stock, warrants, subscription rights or debt securities may decline, and investors may lose all or part of their investment.

Risks Related to Offerings Pursuant to this Prospectus

Our shares of common stock may trade at a discount from net asset value, which could limit our ability to raise additional equity capital.

Shares of closed-end investment companies, including BDCs, may trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether shares of our common stock will trade at, above, or below net asset value. In the recent past, including during much of 2009, the stocks of BDCs as an industry traded below net asset value and at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. If our common stock is trading at a price below its net asset value per share, we will generally not be able to issue additional shares of our common stock at their market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2013 annual stockholders’ meeting, our stockholders approved the sale of shares of our common stock at a price below the then-current net asset value per share, subject to certain conditions, during the period beginning on July 17, 2013 and expiring on July 17, 2014. We may not be able to obtain the necessary approvals to sell shares of common stock below net asset value after that date.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock. If we receive such approval from stockholders in the future, we may issue shares of our common stock at a price below the then current net asset value per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current net asset value per share of our common stock in one or more offerings for a twelve-month period. Such approval may allow us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below net asset value per share would result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe the material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering.

We may be unable to invest a significant portion of the net proceeds of any offering on acceptable terms in an acceptable timeframe.

Delays in investing the net proceeds of any offering may impair our performance. We cannot assure you that we will be able to identify any investments that meet our investment objectives or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

In addition, even if GDFM identifies privately-negotiated investment opportunities that meet our investment objectives, because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Prior to investing in securities of portfolio companies, we will invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objectives. As a result, any distributions that we pay while our portfolio is not fully invested in securities meeting our investment objectives may be lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objectives.

We may pay distributions from offering proceeds, borrowings or the sale of assets to the extent our cash flows from operations, net investment income or earnings are not sufficient to fund declared distributions.

We may fund distributions from the uninvested proceeds of an offering and borrowings, and we have not established limits on the amount of funds we may use from such proceeds or borrowings to make any such distributions. We have paid and may continue to pay distributions from the sale of assets to the extent distributions exceed our earnings or cash flows from operations. Distributions from offering proceeds or from borrowings could reduce the amount of capital we ultimately invest in our portfolio companies.

A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.

Our investors do not have preemptive rights to any shares we issue in the future. Our charter authorizes us to issue 450,000,000 shares of common stock. Pursuant to our charter, a majority of our entire board of directors may amend our charter to increase the number of authorized shares of stock without stockholder approval. After an investor purchases shares, our board of directors may elect to sell additional shares in the future, issue equity interests in private offerings or issue share-based awards to our independent directors or employees of FB Advisor. To the extent we issue additional equity interests after an investor purchases our shares, an investor’s percentage ownership interest in us will be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, an investor may also experience dilution in the book value and fair value of his or her shares.

Stockholders may experience dilution in their ownership percentage if they do not participate in our new distribution reinvestment  plan.

All distributions declared in cash payable to stockholders that are participants in our new distribution reinvestment plan will generally be automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in our new distribution reinvestment plan may experience dilution over time. Stockholders who do not participate in our new distribution reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.

Certain provisions of our charter and bylaws as well as provisions of the Maryland General Corporation Law could deter takeover attempts and have an adverse impact on the value of our common stock.

The Maryland General Corporation Law, or the MGCL, and our charter and bylaws contain certain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. Under the Business Combination Act of the MGCL, certain business combinations between us and an “interested stockholder” (defined generally to include any person who beneficially owns 10% or more of the voting power of our outstanding shares) or an affiliate thereof is prohibited for five years and thereafter is subject to special stockholder voting requirements, to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any person to the extent that such business combination receives the prior approval of our board of directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. Under the Control Share Acquisition Act of the MGCL, “control shares” acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares owned by the acquirer, by officers or by directors who are employees of the corporation. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of shares of our common stock, but such provision may be repealed at any time (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act. The Business Combination Act (if our board of directors should repeal the resolution) and the Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter: (a) classifying our board of directors into three classes serving staggered three-year terms, (b) providing that a director may be removed only for cause and only by vote of at least two-thirds of the votes entitled to be cast, and (c) authorizing our board of directors to (i) classify or reclassify shares of our stock into one or more classes or series, (ii) cause the issuance of additional shares of our stock, and (iii) amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in your best interest.

The net asset value of our common stock may fluctuate significantly.

The net asset value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include: (i) changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs; (ii) loss of RIC or BDC status; (iii) changes in earnings or variations in operating results; (iv) changes in the value of our portfolio of investments; (v) changes in accounting guidelines governing valuation of our investments; (vi) any shortfall in revenue or net income or any increase in losses from levels expected by investors; (vii) departure of our investment adviser or sub-adviser or certain of their respective key personnel; (viii) general economic trends and other external factors; and (ix) loss of a major funding source.

The existence of a large number of outstanding shares and stockholders prior to completion of the listing of our common stock on a national securities exchange could negatively affect our stock price.

As of June 10, 2014, we had 239,026,360 shares of common stock outstanding. Prior to the listing of our common stock on the NYSE on April 16, 2014, the ability of stockholders to liquidate their investments was limited. A large volume of sales of these shares could decrease the prevailing market prices of our common stock and could impair our ability to raise additional capital through the sale of equity securities in the future. Even if a substantial number of sales are not effected, the mere perception of the possibility of these sales could depress the market price of our common stock and have a negative effect on our ability to raise capital in the future. In addition, anticipated downward pressure on our common stock price due to actual or anticipated sales of common stock from this market overhang could cause some institutions or individuals to engage in short sales of our common stock, which may itself cause the price of our stock to decline.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	price and volume fluctuations in the overall stock market from time to time;

•	changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

•	loss of our BDC or RIC status;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of FB Advisor’s or GDFM’s key personnel;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities;

•	uncertainty surrounding the strength of the economy;

•	general economic trends and other external factors; and

•	loss of a major funding source.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. If the market price of our securities fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

We may in the future issue securities for which there is no public market and for which we expect no public market to develop.

In order to raise additional capital, we may issue debt or other securities for which no public market exists, and for which no public market is expected to develop. To the extent we issue securities for which no public market exists and for which no public market develops, a purchaser of such securities may not be able to liquidate the investment without considerable delay, if at all. If a market should develop for our debt and other securities, the price may be highly volatile, and our debt and other securities may lose value.

The trading market or market value of our publicly issued debt or convertible debt securities may fluctuate.

If we publicly issue debt or convertible debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt or convertible debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt or convertible debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

These dilutive effects may be exacerbated if we were to conduct multiple subscription rights offerings, particularly if such offerings were to occur over a short period of time. In addition, subscription rights offerings and the prospect of future subscription rights offerings may create downward pressure on the secondary market price of our common stock due to the potential for the issuance of shares at a price below our net asset value, without a corresponding change to our net asset value.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

Risks Related to Our Investments

Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.

Our investments in senior secured loans, second lien secured loans, subordinated debt and equity of private U.S. companies, including middle-market companies, may be risky and there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans and Second Lien Secured Loans. There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Loans that are under-collateralized involve a greater risk of loss. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Subordinated Debt. Our subordinated debt investments will generally rank junior in priority of payment to senior loans and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make select equity investments. In addition, when we invest in senior secured and second lien secured loans or subordinated debt, we may acquire warrants to purchase equity securities. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Non-U.S. securities. We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act. Because evidences of ownership of such securities usually are held outside the United States, we would be subject to additional risks if we invested in non-U.S. securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the non-U.S. securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since non-U.S. securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.

In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, our legal rights may be subordinated to other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or in instances where we exercise control over the borrower or render significant managerial assistance.

We generally will not control our portfolio companies.

We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We are exposed to risks associated with changes in interest rates.

We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs, if any. Loans under which we borrow money will typically provide for adjustments in the loan interest rate along with changes in market interest rates. However, such adjustments may lag actual market interest rate movements or adjustments under our borrowings. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income.

Interest rates have recently been at or near historic lows. In the event of a rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

A reduction in the interest rates on new investments relative to interest rates on current investments could also have a material adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we will hold which earn fixed interest rates. Also, an increase in interest rates on investments available to investors could make investment in our common stock less attractive if we are not able to increase our distributions, which could materially reduce the value of our common stock.

Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against such company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the debt investments we make in our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our first lien or second lien secured loans. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and net asset value. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and harm our operating results.

A covenant breach by our portfolio companies may harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

Investments in middle-market companies involve some of the same risks that apply generally to investments in larger, more established companies. However, such investments have more pronounced risks in that they:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral pledged under such securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and members of FB Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to, among other things, lender liability or fraudulent conveyance claims.

We could, in certain circumstances, become subject to potential liabilities that may exceed the value of our original investment in a portfolio company that experiences severe financial difficulties. For example, we may be adversely affected by laws related to, among other things, fraudulent conveyances, voidable preferences, lender liability, and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims or re-characterize investments made in the form of debt as equity contributions.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

We may not realize gains from our equity investments.

Certain investments that we may make may include warrants or other equity-linked securities. In addition, we may make direct equity investments in portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may be unable to exercise any put rights we acquire, which grant us the right to sell our equity securities back to the portfolio company, for the consideration provided in our investment documents if the issuer is in financial distress.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

Our investments are primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet their obligations under their debt securities that we hold. Second, the investments themselves often may be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments may also be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. These companies and their financial information will generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. See “Investment Objectives and Strategy—Characteristics of and Risks Related to Investments in Private Companies.”

A lack of liquidity in certain of our investments may adversely affect our business.

We invest in certain companies whose securities are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.

Our investments may include original issue discount instruments.

To the extent that we invest in original issue discount instruments and the accretion of original issue discount constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash income in taxable and accounting income prior to receipt of cash, including the following:

•	Original issue discount instruments may have unreliable valuations because the accruals require judgments about collectability;

•

For accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•

The deferral of paid-in-kind, or PIK, interest may have a negative impact on liquidity, as it represents non-cash income that may require cash distributions to stockholders in order to maintain our RIC election; and

•	Original issue discount may create a risk of non-refundable cash payments to FB Advisor based on non-cash accruals that may never be realized.

Risks Related to Our Business and Structure

Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and the value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay stockholders distributions and cause them to lose all or part of their investment. Moreover, we have significant investment flexibility and may invest our assets in ways with which investors may not agree.

Our ability to achieve our investment objectives depends on FB Advisor’s and GDFM’s ability to manage and support our investment process. If either FB Advisor or GDFM were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.

Since we have no employees, we depend on the investment expertise, skill and network of business contacts of FB Advisor and GDFM. FB Advisor, with the assistance of GDFM, evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of FB Advisor and its senior management team. The departure of any members of FB Advisor’s senior management team could have a material adverse effect on our ability to achieve our investment objectives. Likewise, the departure of any key employees of GDFM may impact its ability to render services to us under the terms of its sub-advisory agreement with FB Advisor.

Our ability to achieve our investment objectives depends on FB Advisor’s ability, with the assistance of GDFM, to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. FB Advisor’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, FB Advisor may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. FB Advisor may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

In addition, each of the investment advisory agreement and the administrative services agreement that FB Advisor has entered into with us, as well as the sub-advisory agreement that FB Advisor has entered into with GDFM, have termination provisions that allow the parties to terminate the agreements without penalty. The investment advisory agreement and administrative services agreement may each be terminated at any time, without penalty, by FB Advisor, upon 60 days’ notice to us. The sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that the sub-advisory agreement with GDFM should be terminated, by FB Advisor. If either agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event such agreements are terminated, it may be difficult for us to replace FB Advisor or for FB Advisor to replace GDFM. Furthermore, the termination of either of these agreements may adversely impact the terms of any financing facility into which we may enter, which could have a material adverse effect on our business and financial condition.

Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of FB Advisor and GDFM to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

If FB Advisor or GDFM fails to maintain its existing relationships with private equity sponsors, investment banks and commercial banks on which they rely to provide us with potential investment opportunities, or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom FB Advisor and GDFM have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.

We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds and CLO funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle-market private U.S. companies. As a result of these new entrants, competition for investment opportunities in middle-market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in middle-market private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

A significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value, as determined by our board of directors. There is not a public market for the securities of the privately-held companies in which we invest. Many of our investments are not publicly-traded or actively-traded on a secondary market but are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors or are not traded at all. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include dealer quotes for securities traded on the secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of our board of directors and will depend on our earnings, our net investment income, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation—Senior Securities.”

Our distribution proceeds may exceed our earnings. Therefore, portions of the distributions that we make may represent a return of capital to stockholders, which will lower their tax basis in their shares.

We may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in shares of our common stock. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities.

Changes in laws or regulations governing our operations or the operations of our business partners may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Changes in laws or regulations governing the operations of those with whom we do business could also have a material adverse effect on our business, financial condition and results of operations.

In addition, any changes to the laws and regulations governing our operations, including with respect to permitted investments, may cause us to alter our investment strategy to avail ourselves of new or different opportunities or make other changes to our business. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of FB Advisor and GDFM to other types of investments in which FB Advisor and GDFM may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of a stockholder’s investment.

As a public company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance with such regulations may adversely affect us.

As a public company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NYSE.

Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur significant additional expenses, which may negatively impact our financial performance and our ability to make distributions. This process will also result in a diversion of management’s time and attention. We cannot be certain as to the timing of the completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain an effective system of internal control and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Price declines in the large corporate leveraged loan market may adversely affect the fair value of our syndicated loan portfolio, reducing our net asset value through increased net unrealized depreciation.

Prior to the onset of the financial crisis, collateralized loan obligations, or CLOs, a type of leveraged investment vehicle holding corporate loans, hedge funds and other highly leveraged investment vehicles, comprised a substantial portion of the market for purchasing and holding first and second lien secured loans. As the secondary market pricing of the loans underlying these portfolios deteriorated during the fourth quarter of 2008, it is our understanding that many investors, as a result of their generally high degrees of leverage, were forced to raise cash by selling their interests in performing loans in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with widespread redemption requests and other constraints resulting from the credit crisis generating further selling pressure. This pervasive forced selling and the resultant price declines eliminated or significantly impaired many of our leveraged competitors for investment opportunities, especially those having built their investment portfolios prior to the financial crisis.

Where prices appreciated measurably in recent years, conditions in the large corporate leveraged loan market may experience similar disruptions or deterioration, which may cause pricing levels to similarly decline or be volatile. As a result, we may suffer unrealized depreciation and could incur realized losses in connection with the sale of our syndicated loans, which could have a material adverse impact on our business, financial condition and results of operations.

Economic activity in the United States was adversely impacted by the global financial crisis of 2008 and future recessions, downturns, disruptions or instability could have a material adverse effect on our business.

From time to time, the global capital markets may experience periods of disruption and instability, which could cause disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of U.S. and foreign governments, these events could contribute to worsening general economic conditions that materially and adversely impact the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole and financial services firms in particular.

Beginning in the third quarter of 2007, global credit and other financial markets suffered substantial stress, volatility, illiquidity and disruption. These forces reached extraordinary levels in late 2008, resulting in the bankruptcy of, the acquisition of, or government intervention in the affairs of several major domestic and international financial institutions. In particular, the financial services sector was negatively impacted by significant write-offs as the value of the assets held by financial firms declined, impairing their capital positions and abilities to lend and invest. We believe that such value declines were exacerbated by widespread forced liquidations as leveraged holders of financial assets, faced with declining prices, were compelled to sell to meet margin requirements and maintain compliance with applicable capital standards. Such forced liquidations also impaired or eliminated many investors and investment vehicles, leading to a decline in the supply of capital for investment and depressed pricing levels for many assets. These events significantly diminished overall confidence in the debt and equity markets, engendered unprecedented declines in the values of certain assets, and caused extreme economic uncertainty.

Deterioration of economic and market conditions in the future could negatively impact credit spreads as well as our ability to obtain financing, particularly from the debt markets.

Future downgrades of the U.S. credit rating and global economic uncertainty could negatively impact our business, financial condition and results of operations.

In August 2011, S&P’s Ratings Services lowered its long-term sovereign credit rating on the U.S. from “AAA” to “AA+,” which was affirmed by S&P in June 2013. In January 2012, S&P’s Ratings Services lowered its long-term sovereign credit rating for France, Italy, Spain and six other European countries, which has negatively impacted global markets and economic conditions. In addition, in April 2012, S&P’s Ratings Services further lowered its long-term sovereign credit rating for Spain. Recent U.S. budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. The impact of any further downgrade to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely affect the U.S. and global financial markets and economic conditions. In addition, the economic downturn and the significant government interventions into the financial markets and fiscal stimulus spending over the last several years have contributed to significantly increased U.S. budget deficits. There can be no assurance that future fiscal or monetary measures to aid economic recovery will be effective. These developments and reactions of the credit markets toward these developments could cause interest rates and borrowing costs to rise, which may negatively impact our ability to obtain debt financing on favorable terms. In addition, any adverse economic conditions resulting from any further downgrade of the U.S. government’s sovereign credit rating or the economic crisis in Europe could have a material adverse effect on our business, financial condition and results of operations.

The impact of recent financial reform legislation on us is uncertain.

In light of recent conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended, or the Dodd-Frank Act, institutes a wide range of reforms that will have an impact on all financial institutions. Many of the requirements called for in the Dodd-Frank Act will be implemented over time, most of which will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations and financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of the Dodd-Frank Act, these changes could be materially adverse to us and our stockholders.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks resulting from the current low interest rate environment.

Since we will borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. The current, historically low interest rate environment can, depending on our cost of capital, depress our net investment income, even though the terms of our investments generally will include a minimum interest rate. In addition, any reduction in the level of interest rates on new investments relative to interest rates on our current investments could adversely impact our net investment income, reducing our ability to service the interest obligations on, and to repay the principal of, our indebtedness, as well as our capacity to pay distributions. Any such developments would result in a decline in our net asset value and in the trading prices of our common stock.

Risks Related to FB Advisor and Its Affiliates

FB Advisor and its affiliates, including our officers and some of our directors, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our investors.

FB Advisor and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. Among other matters, the decision to utilize leverage has increased our assets and, as a result, has increased the amount of base management fees payable to FB Advisor.

We may be obligated to pay FB Advisor incentive compensation on income that we have not received.

Any incentive fee payable by us that relates to our net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. FB Advisor is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received. See “Investment Advisory Agreement.”

For federal income tax purposes, we are required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which we do not receive a corresponding payment in cash and to make distributions with respect to such income to maintain our status as a RIC. Under such circumstances, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. This difficulty in making the required distribution may be amplified to the extent that we are required to pay an incentive fee with respect to such accrued income. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

There may be conflicts of interest related to obligations FB Advisor’s and GDFM’s senior management and investment teams have to our affiliates and to other clients.

The members of the senior management and investment teams of both FB Advisor and GDFM serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. For example, the officers, managers and other personnel of FB Advisor also serve in similar capacities for the investment advisers to Franklin Square Holdings’ three other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II, and FS Investment Corporation III and Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. In serving in these multiple and other capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our stockholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. For example, we rely on FB Advisor to manage our day-to-day activities and to implement our investment strategy. FB Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of other entities affiliated with Franklin Square Holdings. FB Advisor and its employees will devote only as much of its or their time to our business as FB Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.

Furthermore, GDFM, on which FB Advisor relies to assist it in identifying investment opportunities and making investment recommendations, has similar conflicts of interest. GDFM or its affiliate, GSO, serves as investment sub-adviser to Franklin Square Holdings’ three other affiliated BDCs and Franklin Square Holdings’ affiliated closed-end management investment company. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time, effort and ability of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the monies of other advisees of GDFM and its affiliates. See “Prospectus Summary—Conflicts of Interest” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Party Transactions—Potential Conflicts of Interest” for a more detailed discussion of these actual and potential conflicts of interest.

The time and resources that individuals employed by FB Advisor and GDFM devote to us may be diverted and we may face additional competition due to the fact that individuals employed by FB Advisor and GDFM are not prohibited from raising money for or managing another entity that makes the same types of investments that we target.

Neither FB Advisor nor GDFM, or individuals employed by FB Advisor or GDFM, are prohibited from raising money for and managing another investment entity that makes the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance. Affiliates of GDFM, whose primary businesses include the origination of investments, engage in investment advisory business with accounts that compete with us. Affiliates of GDFM have no obligation to make their originated investment opportunities available to GDFM or to us.

Our incentive fee may induce FB Advisor to make, and GDFM to recommend, speculative investments.

The incentive fee payable by us to FB Advisor may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to FB Advisor is determined may encourage it to use leverage to increase the return on our investments. In addition, the fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage FB Advisor to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor holders of our common stock. Such a practice could result in our investing in more speculative securities than would otherwise be in our best interests, which could result in higher investment losses, particularly during cyclical economic downturns. In addition, since GDFM receives a portion of the advisory fees paid to FB Advisor, GDFM may have an incentive to recommend investments that are riskier or more speculative.

FB Advisor’s liability is limited under the investment advisory agreement and the administration agreement, and we are required to indemnify it against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

Pursuant to the investment advisory agreement and administration agreement, FB Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor will not be liable to us for their acts under the investment advisory agreement or the administration agreement, as applicable, absent willful misfeasance, bad faith or gross negligence in the performance of their duties. We have agreed to indemnify, defend and protect FB Advisor and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor with respect to all damages, liabilities, costs and expenses resulting from acts of FB Advisor not arising out of willful misfeasance, bad faith or gross negligence in the performance of their duties under the investment advisory agreement or the administration agreement, as applicable. These protections may lead FB Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account. See “Investment Advisory Agreement” and “Administrative Services.”

Risks Related to Business Development Companies

The requirement that we invest a sufficient portion of our assets in qualifying assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in qualifying assets could result in our failure to maintain our status as a BDC.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of such acquisition, at least 70% of our total assets are qualifying assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.

Failure to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify as a RIC, we may need to periodically access the capital markets to raise cash to fund new investments. We may issue “senior securities,” as defined in the 1940 Act, including issuing preferred stock and/or borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we may issue equity continuously at a rate more frequent than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price per share, after deducting selling underwriting commissions or discounts, that is below our net asset value per share, which may be a disadvantage as compared with other public companies. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of the common stock if our board of directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well, as those stockholders that are not affiliated with us, approve such sale. At our 2013 annual stockholders’ meeting, our stockholders approved the sale of shares of our common stock at a price below the then-current net asset value per share, subject to certain conditions, during the period beginning on July 17, 2013 and expiring on July 17, 2014.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of a majority of the independent members of our board of directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we will generally be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our board of directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our board of directors and, in some cases, the SEC. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons to the extent not covered by our exemptive relief, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by FB Advisor without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.

Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to allocate our portfolio among various issuers and industries and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our stockholders.

Risks Related to Debt Financing

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

Borrowings and other types of financing, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Our and our special purpose financing subsidiaries’ lenders and debt holders have fixed dollar claims on our and their assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our assets increases, then leverage would cause the net asset value to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make distributions to holders of our common stock. Leverage is generally considered a speculative investment technique.

The agreements governing certain of our and our special purpose financing subsidiaries’ debt instruments require us and our subsidiaries to comply with certain financial and operational covenants. These covenants require us and our subsidiaries to, among other things, maintain certain financial ratios, including asset coverage and minimum stockholders’ equity. As of March 31, 2014, we and our subsidiaries were in compliance with these covenants. However, our and their continued compliance with these covenants depends on many factors, some of which are beyond our and their control. In the event of deterioration in the capital markets and pricing levels subsequent to this period, net unrealized depreciation in our and our subsidiaries’ portfolio may increase in the future. Absent an amendment to our financing facilities, continued unrealized depreciation in our and our subsidiaries’ investment portfolio could result in non-compliance with certain covenants.

Accordingly, there can be no assurance that we and our subsidiaries will continue to comply with these covenants. Failure to comply with these covenants would result in a default which, if we and our subsidiaries were unable to obtain a waiver from the debt holders, could accelerate repayment under any or all of our and their debt instruments and thereby have a material adverse impact on our liquidity, financial condition, results of operations and ability to pay dividends.

Our and our subsidiaries’ current and future debt securities are and may be governed by indentures or other instrument containing covenants restricting our and their operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing such securities. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

The agreements governing Broad Street’s revolving credit facility contain various covenants which, if not complied with, could accelerate repayment under the credit facility, thereby materially and adversely affecting our liquidity, financial condition, results of operations and our ability to pay distributions to our stockholders.

Broad Street Funding LLC, or Broad Street, our wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into a revolving credit facility, or the Broad Street credit facility. The agreements governing the Broad Street credit facility contain default provisions such as: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the facility exceeding the applicable advance rates; (c) the purchase by Broad Street of certain ineligible assets; (d) the insolvency or bankruptcy of Broad Street or us; (e) our ceasing to act as investment manager of Broad Street’s assets; (f) the decline of our net asset value below $50.0 million; and (g) fraud or other illicit acts by us, FB Advisor or GDFM in our or their investment advisory capacities. An event of default under the Broad Street credit facility would result, among other things, in the termination of the availability of further funds under the Broad Street credit facility and an accelerated maturity date for all amounts outstanding under the Broad Street credit facility. This could disrupt our business, reduce our revenues and, by delaying any dividends allowed to us under the Broad Street credit facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business, make distribution payments to our stockholders and maintain our status as a RIC.

The agreements governing the Broad Street credit facility also require Broad Street to comply with certain operational covenants. These covenants require Broad Street to, among other things, maintain eligible assets with an aggregate value equal to or exceeding a specified multiple of the borrowings under the Broad Street credit facility. The occurrence of certain “Super-Collateralization Events” results in an increase of the minimum aggregate value of eligible assets that Broad Street is required to maintain. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as our sub-adviser or FB Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50.0 million; and (v) us, GDFM or FB Advisor committing fraud or other illicit acts in our or their investment advisory capacities. A decline in the value of assets owned by Broad Street or the occurrence of a Super-Collateralization Event under the Broad Street credit facility could result in our being required to contribute additional assets to Broad Street, which would likely disrupt our business and impact our ability to meet our investment objectives and pay distributions to our stockholders.

The failure to meet collateral requirements under the Broad Street credit facility or the occurrence of any other event of default which results in the termination of the Broad Street credit facility may force Broad Street or us to liquidate positions at a time and/or at a price which is disadvantageous to us and could result in losses. In addition, upon the occurrence of an event of default under the Broad Street credit facility, Deutsche Bank would have the right to the assets pledged as collateral supporting the amounts outstanding under the Broad Street credit facility and could sell such assets in order to satisfy amounts due under the Broad Street credit facility.

Each borrowing under the Broad Street credit facility is subject to the satisfaction of certain conditions. We cannot assure stockholders that Broad Street will be able to borrow funds under the Broad Street credit facility at any particular time or at all. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Broad Street Credit Facility” for a more detailed discussion of the terms of the Broad Street credit facility.

We are subject to risks associated with our debt securitization facility.

On April 23, 2013, through our two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, we entered into an amendment to our debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, pursuant to which $950.0 million will be made available to us to fund investments and for other general corporate purposes. The financing transaction with JPM is structured as a debt securitization. We use the term “debt securitization” to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis, or collectively referred to herein as income producing assets, and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a “special purpose entity”, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under the Class A Notes to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1.14 billion. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Race Street, in turn, has entered into a repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of April 23, 2013, and subsequently amended as of October 24, 2013, or collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1.14 billion. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $950.0 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—JPM Financing” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Locust Street is subordinated to the debt obligations of Locust Street.

Any dividends or other payments in respect of our equity interest in Locust Street are subordinated in priority of payment to the Class A Notes. In addition, Locust Street is subject to certain payment restrictions set forth in the Amended and Restated Indenture in respect of our equity interest.

We will receive cash distributions based on our investment in Locust Street only if Locust Street has made all required cash interest payments on the Class A Notes. We cannot assure stockholders that distributions on the assets held by Locust Street will be sufficient to make any distributions to us or that the yield on our investment in Locust Street will meet our expectations.

Our equity investment in Locust Street is unsecured and ranks behind all of the creditors, known or unknown, of Locust Street, including the holders of the Class A Notes. Consequently, if the value of Locust Street’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Locust Street could be reduced. Accordingly, our investment in Locust Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Locust Street’s assets decreases and Locust Street is unable to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may, in turn, be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Race Street’s assets is not sufficient to meet Race Street’s payment obligations to JPM, we may be required to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Race Street.

Our equity investment in Race Street is subordinated to the debt obligations of Race Street.

Any dividends or other payments in respect of our equity interest in Race Street are subordinated in priority of payment to Race Street’s payment obligations under the JPM Facility. In addition, Race Street is subject to certain payment restrictions set forth in the JPM Facility in respect of our equity interest.

We will receive cash distributions based on our investment in Race Street only if Race Street has made all required payments under the JPM Facility. We cannot assure stockholders that distributions on the assets held by Race Street, including the Class A Notes, will be sufficient to make any distributions to us or that the yield on our investment in Race Street will meet our expectations.

Our equity investment in Race Street is unsecured and ranks behind all of the creditors, known or unknown, of Race Street, including JPM. Consequently, if the value of Race Street’s assets decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Race Street could be reduced. Accordingly, our investment in Race Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Race Street’s assets decreases or Locust Street fails to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Race Street’s assets is not sufficient to meet Race Street’s payment obligations to JPM, we may be required to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Race Street.

Our equity investments in Locust Street and Race Street have a high degree of leverage.

As of March 31, 2014, Locust Street had issued Class A Notes in an aggregate amount of $1.14 billion (the maximum amount of Class A Notes permitted to be issued by Locust Street under the Amended and Restated Indenture). The fair value of assets held by Locust Street as of March 31, 2014 was approximately $1.88 billion, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. The repurchase amount payable by Race Street to JPM under the JPM Facility in respect of the issued Class A Notes is $950.0 million, plus applicable interest, and as of March 31, 2014, the fair value of assets held by Race Street was approximately $776.1 million. The market value of our equity assets in Locust Street and Race Street may be significantly affected by a variety of factors, including changes in the market value of the assets held by Locust Street and Race Street, changes in distributions on the assets held by Locust Street and Race Street, defaults and recoveries on those assets, capital gains and losses on those assets, prepayments on those assets and other risks associated with those assets. Our investments in Locust Street and Race Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Class A Notes.

The Class A Notes rank senior in right of payment to any equity securities issued by Locust Street. As a result, there are circumstances in which the interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests. For example, under the terms of the Class A Notes, JPM has the right to receive payments of principal and interest prior to Locust Street making any distributions or dividends to holders of its equity securities.

For as long as the Class A Notes remain outstanding, JPM has the right to act in certain circumstances with respect to the portfolio of assets that secure the obligations of Locust Street under the Class A Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Amended and Restated Indenture trustee to declare events of default under or accelerate the Class A Notes in accordance with the terms of the Amended and Restated Indenture. JPM has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Class A Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Class A Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Class A Notes and triggering a repayment obligation on the part of Locust Street. Locust Street may not have proceeds sufficient to make required payments on the Class A Notes and make any distributions to us. Any failure of Locust Street to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Locust Street may fail to meet certain asset coverage and quality tests, which would have an adverse effect on us.

Under the Amended and Restated Indenture, there are coverage tests and quality tests applicable to the collateral securing the Class A Notes. The first coverage test, or the Class A Interest Coverage Test, compares the amount of interest received on the portfolio of assets held by Locust Street to the amount of interest payable in respect of the Class A Notes. To meet the Class A Interest Coverage Test, the aggregate amount of interest received on the portfolio of assets held by Locust Street must equal at least 150% of the interest payable in respect of the Class A Notes. The second coverage test, or the Class A Par Value Test, compares the aggregate par value of the portfolio of assets (other than any asset acquired for a purchase price of less than 80% of its par value, which asset will be assigned a value equal to its purchase price) plus cash held by Locust Street to the aggregate outstanding par value of the Class A Notes. To meet the Class A Par Value Test, the aggregate par value of the portfolio of assets (other than any assets acquired for a purchase price of less than 80% of its par value, which assets will be assigned a value equal to its purchase price) plus cash held by Locust Street must equal at least 145.36% of the aggregate outstanding principal amount of the Class A Notes. The third coverage test, or the Additional Class A Par Value Test, compares the aggregate principal amount of the portfolio of assets (other than any defaulted assets, which assets will be assigned a value equal to their market value) held by Locust Street to the aggregate outstanding par value of the Class A Notes. To meet the Additional Class A Par Value Test, the aggregate par value of the portfolio of assets (other than any defaulted assets, which assets will be assigned a value equal to its market value) held by Locust Street must equal at least 130% of the aggregate outstanding principal amount of the Class A Notes. The quality tests compare the minimum weighted average fixed coupon rates, the minimum weighted average floating coupon rates, the weighted average life, the anticipated recovery rates and the anticipated default rates of the portfolio of assets held by Locust Street to certain benchmarks as described more fully in the Amended and Restated Indenture.

If the Class A Interest Coverage Test or the Class A Par Value Test is not satisfied on any date on which compliance is measured, Locust Street is required to apply available amounts to the repayment of the outstanding principal of the Class A Notes to satisfy the applicable tests. Failure to satisfy the Additional Class A Par Value Test on any measurement date constitutes an event of default under the Amended and Restated Indenture. Obligations that may be added to the portfolio of assets held by Locust Street and constituting collateral from time to time under the Amended and Restated Indenture are subject to certain restrictions in respect of the quality tests referenced above and more fully described in the Amended and Restated Indenture.

The market value of the underlying assets held by Locust Street and Race Street may decline causing Race Street to borrow funds from us in order to meet certain margin posting and minimum market value requirements, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the JPM Facility the market value of the underlying assets held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. Similarly, pursuant to the JPM Facility, the market value of the underlying assets held by Race Street must be at least $648.0 million, or the Market Value Requirement. In either such event, in order to satisfy these requirements, Race Street intends to borrow funds from us pursuant to a revolving credit agreement, dated as of July 21, 2011 and as amended as of September 26, 2012 and April 23, 2013, between Race Street, as borrower, and us, as lender, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Race Street to satisfy the Margin Threshold or the Market Value Requirement, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Locust Street or Race Street, if any, may decrease their value and reduce the value of our equity interests in these entities.

As collateral manager, we have broad authority to direct and supervise the investment and reinvestment of the assets held by Locust Street and Race Street, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related collateral management agreements we have entered into with Locust Street and Race Street. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Locust Street or Race Street holding assets that do not meet certain specified criteria for the investments made by it. This could adversely impact the coverage and quality tests under the Amended and Restated Indenture applicable to Locust Street. This could also adversely impact the ability of Locust Street to meet the Margin Threshold and Race Street to meet the Market Value Requirement. Any amendment, waiver, modification or other restructuring that reduces Locust Street’s compliance with the coverage and quality tests under the Amended and Restated Indenture will make it more likely that Locust Street will need to pay cash to reduce the unpaid principal amount of the Class A Notes so as to cure any breach of such tests. Similarly, any amendment, waiver, modification or other restructuring that reduces Locust Street’s ability to meet the Margin Threshold or Race Street’s ability to meet the Market Value Requirement will make it more likely that Race Street will need to retain assets, including cash, to increase the market value of the assets held by Race Street and to post cash collateral with JPM in an amount at least equal to the amount by which the market value of the underlying assets held by Locust Street is less than the Margin Threshold. Any such use of cash by Locust Street or Race Street would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Locust Street or Race Street.

We receive cash from Locust Street and Race Street only to the extent that Locust Street or Race Street, respectively, makes distributions to us. Locust Street may make distributions to us, in turn, only to the extent permitted by the Amended and Restated Indenture. The Amended and Restated Indenture generally provides that distributions by Locust Street may not be made unless all amounts owing with respect to the Class A Notes have been paid in full. Race Street may make distributions to us only to the extent permitted by the JPM Facility. The JPM Facility generally provides that distributions by Race Street may not be made if the Margin Threshold has not been met or if the market value of the underlying loans held by Race Street is less than the Market Value Requirement. If we do not receive cash from Locust Street or Race Street, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of JPM.

If JPM fails to sell the Class A Notes back to Race Street at the end of the applicable period, Race Street’s recourse will be limited to an unsecured claim against JPM for the difference between the value of such Class A Notes at such time and the amount that would be owing by Race Street to JPM had JPM performed under the JPM Facility. The ability of JPM to satisfy such a claim will be subject to JPM’s creditworthiness at that time.

If we borrow additional money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.

The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for gain or loss on invested equity capital. If we use leverage to partially finance our investments, through borrowing from banks and other lenders, stockholders will experience increased risks of investing in our common stock. If the value of our assets increases, leverage would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leverage would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique. In addition, the decision to utilize leverage will increase our assets and, as a result, will increase the amount of base management fees payable to FB Advisor.

As of March 31, 2014, we had $60.2 million in borrowings available under our financing facilities. Below is a summary of our outstanding financing facilities as of March 31, 2014:

Facility	Type of Facility	Rate	Amount Outstanding		Amount Available	Maturity Date
Arch Street Credit Facility	Revolving	L + 2.05%	$373,682,000	(1)	$—	August 29, 2016
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000,000		$—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000,000		$—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.50%	$239,800,000		$60,200,000	May 17, 2017

(1)	On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility to, among other things, reduce the maximum commitments thereunder to $350.0 million. On April 2, 2014, Arch Street repaid $23.7 million on the Arch Street credit facility in accordance with the amendment.

Illustration. The following table illustrates the effect of leverage on returns from an investment in shares of our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $4.5 billion in total assets, (ii) a weighted average cost of funds of 2.9%, (iii) $1.75 billion in debt outstanding (i.e., assumes that the full $1.75 billion available to us as of March 31, 2014 under the financing facilities with Citibank, Deutsche Bank, JPM and Wells Fargo Bank, National Association, is outstanding) and (iv) $2.69 billion in stockholders’ equity. In order to compute the “Corresponding return to shareholders,” the “Assumed Return on Our Portfolio (net of expenses)” is multiplied by the assumed total assets to obtain an assumed return to us. From this amount, the interest expense is calculated by multiplying the assumed weighted average cost of funds times the assumed debt outstanding, and the product is subtracted from the assumed return to us in order to determine the return available to stockholders. The return available to stockholders is then divided by our stockholders’ equity to determine the “Corresponding return to stockholders.” Actual interest payments may be different.

Assumed Return on Our Portfolio (net of expenses)	-10%	-5%	0%	5%	10%
Corresponding return to stockholders	(18.64)%	(10.28)%	(1.91)%	6.45%	14.82%

Similarly, assuming (i) $4.5 billion in total assets, (ii) a weighted average cost of funds of 2.9% and (iii) $1.75 billion in debt outstanding (i.e., assuming that the full $1.75 billion available to us as of March 31, 2014 under the financing facilities with Citibank, Deutsche Bank, JPM and Wells Fargo Bank, National Association, is outstanding), our assets would need to yield an annual return (net of expenses) of approximately 1.14% in order to cover the annual interest payments on our outstanding debt.

Changes in interest rates may affect our cost of capital and net investment income.

Since we intend to use debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to develop such expertise or arrange for such expertise to be provided.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to FB Advisor with respect to pre-incentive fee net investment income.

Risks Related to Federal Income Tax

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code or to satisfy RIC distribution requirements.

To qualify for and maintain RIC tax treatment under Subchapter M of the Code, we must meet the following annual distribution, income source and asset diversification requirements. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, gains from the sale of securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our tax year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt instruments that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to amortize market discount and include such amounts in our taxable income in the current year, instead of upon disposition, as an election not to do so would limit our ability to deduct interest expenses for tax purposes.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.

Our portfolio investments may present special tax issues.

Investments in below-investment grade debt instruments and certain equity securities may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless debt in equity securities, how payments received on obligations in default should be allocated between principal and interest income, as well as whether exchanges of debt instruments in a bankruptcy or workout context are taxable. Such matters could cause us to recognize taxable income for U.S. federal income tax purposes, even in the absence of cash or economic gain, and require us to make taxable distributions to our stockholders to maintain our RIC status or preclude the imposition of either U.S. federal corporate income or excise taxation. Additionally, because such taxable income may not be matched by corresponding cash received by us, we may be required to borrow money or dispose of other investments to be able to make distributions to our stockholders. These and other issues will be considered by us, to the extent determined necessary, in order that we minimize the level of any U.S. federal income or excise tax that we would otherwise incur. See “Material U.S. Federal Income Tax Considerations—Election to be Taxed as a RIC.”

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of the companies in which we may invest;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our current and expected financings and investments;

•	receiving and maintaining corporate credit ratings and changes in the general interest rate environment;

•	the adequacy of our cash resources, financing sources and working capital;

•	the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies;

•	our contractual arrangements and relationships with third parties;

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actual and potential conflicts of interest with FB Advisor, FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund, GDFM or any of their affiliates;

•	the dependence of our future success on the general economy and its effect on the industries in which we may invest;

•	our use of financial leverage;

•	the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of FB Advisor or its affiliates to attract and retain highly talented professionals;

•	our ability to maintain our qualification as a RIC and as a BDC;

•	the impact on our business of the Dodd-Frank Act and the rules and regulations issued thereunder;

•	the effect of changes to tax legislation and our tax position; and

•	the tax status of the enterprises in which we invest.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters;

•	future changes in laws or regulations and conditions in our operating areas; and

•	the price at which shares of our common stock may trade on the NYSE.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

You are advised to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward looking statements and projections contained in this prospectus, any prospectus supplement or in periodic reports we file under the Exchange Act are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Exchange Act.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use substantially all of the proceeds from a sale of our securities, net of expenses, for general corporate purposes, which may include, among other things, making investments in private U.S. companies in accordance with our investment objectives and using the strategies described in this prospectus or repaying indebtedness. We anticipate that we will use substantially all of the net proceeds of an offering for the above purposes within approximately six months after the completion of such offering. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate.

As of March 31, 2014, we had $60.2 million in borrowings available under our financing facilities. Below is a summary of our outstanding financing facilities as of March 31, 2014:

Facility	Type of Facility	Rate	Amount Outstanding		Amount Available	Maturity Date
Arch Street Credit Facility	Revolving	L + 2.05%	$373,682,000	(1)	$—	August 29, 2016
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000,000		$—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000,000		$—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.50%	$239,800,000		$60,200,000	May 17, 2017

(1)	On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility to, among other things, reduce the maximum commitments thereunder to $350.0 million. On April 2, 2014, Arch Street repaid $23.7 million on the Arch Street credit facility in accordance with the amendment.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information regarding our financing facilities.

Pending such use, we intend to invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election for taxation as a RIC. These temporary investments may have lower yields than our other investments and, accordingly, may result in lower distributions, if any, during such period. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in lower yielding interest-bearing deposits or other short-term instruments. See “Regulation—Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors.

We may fund our cash distributions to stockholders from any sources of funds available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make will represent a return of capital. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 or 2011 represented a return of capital.

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 13, 2012, and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings. During the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, no such reimbursements were required from Franklin Square Holdings. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Overview—Expense Reimbursement” for a detailed discussion of the expense reimbursement agreement.

From time to time and not less than on a quarterly basis, FB Advisor must review our accounts to determine whether cash distributions are appropriate. We intend to distribute pro rata to our stockholders’ funds received by us which FB Advisor deems unnecessary for us to retain.

In order to qualify as a RIC, we must, among other things, distribute at least 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared. We can offer no assurance that we will achieve results that will permit us to pay any cash distributions. If we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We declared our first distribution on January 29, 2009. The following table reflects the cash distributions per share that we have declared and paid on our common stock during the years ended December 31, 2014 (through May 31, 2014), 2013, 2012 and 2011. Dollar amounts are presented in thousands, except per share data:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2011(1)(2)	$0.9098	$86,657
2012(3)(4)	0.8586	197,906
2013(5)	0.8303	212,153
2014 (through May 31, 2014)(6)	0.3645	95,186

(1)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on our common stock during the year ended December 31, 2011 include approximately $10,284, or approximately $0.115 per share, in special cash distributions.

(2)	On April 13, 2011, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.032156 per share to $0.033594 per share, effective May 1, 2011.

(3)	In addition to regular cash distributions during such period, cash distributions declared and paid on our common stock during the year ended December 31, 2012 include approximately $12,417, or approximately $0.05 per share, in special cash distributions.

(4)	On May 15, 2012, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.033594 per share to $0.03375 per share, effective May 16, 2012. Beginning in June 2012, we declared and paid regular cash distributions on a monthly basis in an amount equal to $0.0675 per share.

(5)	On June 25, 2013, our board of directors determined to increase the amount of the regular monthly cash distributions payable to stockholders of record from $0.0675 per share to $0.06975 per share, effective as of June 28, 2013. On October 16, 2013, our board of directors determined to increase the amount of regular monthly cash distributions payable to stockholders of record from $0.06975 per share to $0.0720 per share, effective as of November 29, 2013.

(6)	On March 31, 2014, our board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share in order to increase our annual distribution rate from 8.41% to 8.68% (based on our publicly reported net asset value per share of $10.27 as of February 28, 2014). The increase in the regular monthly cash distribution to $0.07425 per share commenced with the regular monthly cash distribution paid on April 30, 2014 to stockholders of record as of April 29, 2014.

On June 3, 2014, our board of directors declared a regular monthly cash distribution of $0.07425 per share, which will be paid on July 2, 2014 to stockholders of record on June 24, 2014. In addition, our board of directors intends to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively. The timing and amount of any future distributions (including the aforementioned special cash distributions) to stockholders are subject to restrictions under applicable law and the sole discretion of our board of directors.

We have adopted our new distribution reinvestment plan, which became effective as of June 2, 2014, that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our new distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our new distribution reinvestment plan. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock. See “Distribution Reinvestment Plan” for more information.

The following table reflects the sources of the cash distributions that we have paid on our common stock during the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011. Dollar amounts in the table below are presented in thousands, except per share data:

	Three Months Ended March 31,				Year Ended December 31,
	2014		2013		2013		2012		2011
	(Unaudited)
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	56,237	100%	39,543	77%	212,153	100%	144,364	73%	74,663	86%
Capital gains proceeds from the sale of assets	—	—	11,641	23%	—	—	53,542	27%	11,994	14%
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	—	—	—	—

Total	$56,237	100%	$51,184	100%	$212,153	100%	$197,906	100%	$86,657	100%

(1)	During the three months ended March 31, 2014 and 2013, 90.9% and 89.5%, respectively, of our gross investment income was attributable to cash interest earned, 7.0% and 9.2%, respectively, was attributable to non-cash accretion of discount and 2.1% and 1.3%, respectively, was attributable to PIK interest. During the years ended December 31, 2013, 2012 and 2011, 89.3%, 92.1% and 89.6%, respectively, of our gross investment income was attributable to cash interest earned, 9.1%, 6.8% and 9.2%, respectively, was attributable to non-cash accretion of discount and 1.6%, 1.1% and 1.2%, respectively, was attributable to PIK interest.

Our net investment income on a tax basis for the three months ended March 31, 2014 and 2013 was $51,851 and $57,068, respectively. As of March 31, 2014, we had $151,267 of undistributed net investment income and realized gains on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2013, 2012 and 2011, was $236,936, $185,513 and $91,254, respectively. As of December 31, 2013, 2012 and 2011, we had $137,867, $57,740 and $16,591, respectively, of undistributed net investment income and realized gains on a tax basis. Our undistributed net investment income on a tax basis as of December 31, 2012 was adjusted following the filing of our 2012 tax return in September 2013. The adjustment was primarily due to tax-basis income received by us during the year ended December 31, 2012 exceeding GAAP basis income with respect to collateralized securities and interests in partnerships held in our investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by us subsequent to the filing of our annual report on Form 10-K for the year ended December 31, 2012.

The difference between our GAAP-basis net investment income and our tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of non-deductible excise taxes and, with respect to the years ended December 31, 2012 and 2011, the inclusion of a portion of the periodic net settlement payments due on the total return swap in tax-basis net investment income and the amount by which tax-basis income received by us with respect to collateralized securities and interests in partnerships exceeded our GAAP-basis income.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011 (dollar amounts in the table below and the paragraph that follows such table are presented in thousands):

	Three Months Ended March 31,		Year Ended December 31,
	2014	2013	2013	2012	2011
	(Unaudited)
GAAP-basis net investment income	$55,877	$50,729	$244,976	$133,907	$71,364
Tax accretion of discount on investments	—	—	—	—	4,035
Reversal of incentive fee accrual on unrealized gains	(199)	6,350	2,583	27,960	(4,063)
Taxable income adjustment on collateralized securities and partnerships	—	—	—	9,355	14,446
Excise taxes	—	—	5,742	500	—
Tax-basis net investment income portion of total return swap payments	—	—	—	12,356	5,169
Reclassification of unamortized original issue discount	(3,964)	—	(15,904)	—	—
Other miscellaneous differences	137	(11)	(461)	1,435	303

Tax-basis net investment income	$51,851	$57,068	$236,936	$185,513	$91,254

We may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2013, we increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $8,441 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $6,633 and $1,808, respectively. During the years ended December 31, 2012 and 2011, we reduced accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $13,480 and $9,385, respectively, and increased accumulated undistributed (distributions in excess of) net investment income by $13,480 and $9,385, respectively, to reflect the reclassification of a portion of realized gains on the total return swap, or the TRS, that Arch Street Funding LLC, or Arch Street, our wholly-owned, special-purpose financing subsidiary had entered into with Citibank into tax-basis net investment income.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

The following table reflects the stock distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Distribution Percentage	Shares Issued
Fiscal 2009
March 31, 2009	March 31, 2009	March 31, 2009	1.4%	13,818
April 30, 2009	April 30, 2009	April 30, 2009	3.0%	42,661
May 29, 2009	May 29, 2009	May 29, 2009	3.7%	79,125
June 30, 2009	June 30, 2009	June 30, 2009	3.5%	96,976
July 30, 2009	July 31, 2009	July 31, 2009	3.1%	117,219
August 31, 2009	August 31, 2009	August 31, 2009	3.0%	148,072
December 31, 2009	December 31, 2009	December 31, 2009	0.5%	49,710
Fiscal 2010
January 28, 2010	January 31, 2010	January 31, 2010	2.5%	283,068

The purpose of these special distributions was to maintain a net asset value per share that was below the then-current net offering price, as required by the 1940 Act, subject to certain limited exceptions. Our board of directors determined that our portfolio performance sufficiently warranted taking these actions.

The stock distributions increased the number of shares outstanding, thereby reducing our net asset value per share. However, because the stock distributions were issued to all stockholders in proportion to their current holdings, the reduction in net asset value per share as a result of the stock distributions was offset exactly by the increase in the number of shares owned by each investor. As overall value to an investor was not reduced as a result of the special stock distributions, our board of directors determined that these issuances would not be dilutive to existing stockholders. As the stock distributions did not change any stockholder’s proportionate interest in us, they did not represent taxable distributions. Specific tax characteristics of all distributions are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2014 and December 31, 2013, the components of accumulated earnings on a tax basis were as follows (dollar amounts in the table below, the related note and the paragraph that follows such note are presented in thousands):

	March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Distributable ordinary income	$78,137	$82,523
Distributable realized gains	73,130	55,344
Incentive fee accrual on unrealized gains	(30,344)	(30,543)
Unamortized organization costs	(418)	(429)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	77,465	67,085

	$197,970	$173,980

(1)	As of March 31, 2014 and December 31, 2013, the gross unrealized appreciation on our investments and gain on foreign currency was $135,516 and $136,679, respectively. As of March 31, 2014 and December 31, 2013, the gross unrealized depreciation on our investments and loss on foreign currency was $58,051 and $69,594, respectively.

The aggregate cost of our investments for federal income tax purposes totaled $4,000,025 and $4,070,314 as of March 31, 2014 and December 31, 2013, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis, was $77,465 and $67,085 as of March 31, 2014 and December 31, 2013, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND

RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus. Many of the amounts and percentages presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” have been rounded for convenience of presentation and all amounts are presented in thousands (unless otherwise indicated), except share and per share amounts.

Overview

We were incorporated under the general corporation laws of the State of Maryland on December 21, 2007, and commenced operations on January 2, 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act and has elected to be treated for federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. On April 16, 2014, our shares of common stock began trading on the NYSE under the ticker symbol “FSIC”. This listing accomplished our goal of providing our stockholders with greatly enhanced liquidity.

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We have identified and intend to focus on the following investment categories, which we believe will allow us to generate an attractive total return with an acceptable level of risk.

Direct Originations: We intend to leverage our relationship with GDFM and its global sourcing and origination platform to directly source investment opportunities. Such investments are originated or structured specifically for us or made by us and are not generally available to the broader market. These investments may include both debt and equity components, although we do not expect to make equity investments independent of having an existing credit relationship. We believe directly originated investments may offer higher returns and more favorable protections than broadly syndicated transactions.

Opportunistic: We intend to seek to capitalize on market price inefficiencies by investing in loans, bonds and other securities where the market price of such investment reflects a lower value than deemed warranted by our fundamental analysis. We believe that market price inefficiencies may occur due to, among other things, general dislocations in the markets, a misunderstanding by the market of a particular company or an industry being out of favor with the broader investment community. We seek to allocate capital to these securities that have been misunderstood or mispriced by the market and where we believe there is an opportunity to earn an attractive return on our investment. Such opportunities may include event driven investments, anchor orders and CLOs.

In the case of event driven investments, we intend to take advantage of dislocations that arise in the markets due to an impending event and where the market’s apparent expectation of value differs substantially from our fundamental analysis. Such events may include a looming debt maturity or default, a merger, spin-off or other corporate reorganization, an adverse regulatory or legal ruling, or a material contract expiration, any of which may significantly improve or impair a company’s financial position. Compared to other investment strategies, event driven investing depends more heavily on our ability to successfully predict the outcome of an individual event rather than on underlying macroeconomic fundamentals. As a result, successful event driven strategies may offer both substantial diversification benefits and the ability to generate performance in uncertain market environments.

We may also invest in certain opportunities that are originated and then syndicated by a commercial or investment bank, but where we provide a capital commitment significantly above the average syndicate participant, i.e., an anchor order. In these types of investments, we may receive fees, preferential pricing or other benefits not available to other lenders in return for our significant capital commitment. Our decision to provide an anchor order to a syndicated transaction is predicated on a rigorous credit analysis, our familiarity with a particular company, industry or financial sponsor, and the broader investment experiences of FB Advisor and GDFM.

In addition, our relationship with GSO, one of the largest CLO managers in the world, allows us to opportunistically invest in CLOs. CLOs are a form of securitization where the cash flow from a pooled basket of syndicated loans is used to support distribution payments made to different tranches of securities. While collectively CLOs represent nearly fifty percent of the broadly syndicated loan universe, investing in individual CLO tranches requires a high degree of investor sophistication due to their structural complexity and the illiquid nature of their securities.

Broadly Syndicated/Other: Although our primary focus is to invest in directly originated transactions and opportunistic investments, in certain circumstances we will also invest in the broadly syndicated loan and high yield markets. Broadly syndicated loans and bonds are generally more liquid than our directly originated investments and provide a complement to our less liquid strategies. In addition, and because we typically receive more attractive financing terms on these positions than we do on our less liquid assets, we are able to leverage the broadly syndicated portion of our portfolio in such a way that maximizes the levered return potential of our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities.

The senior secured and second lien secured loans in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally will have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security in our portfolio. The loans in which we invest may be rated by an NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P).We also invest in non-rated debt securities.

Revenues

The principal measure of our financial performance is net increase in net assets resulting from operations, which includes net investment income, net realized gain or loss on investments, net realized gain or loss on foreign currency, net unrealized appreciation or depreciation on investments and net unrealized gain or loss on foreign currency. Net investment income is the difference between our income from interest, dividends, fees and other investment income and our operating expenses. Net realized gain or loss on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net realized gain or loss on foreign currency is the portion of realized gain or loss attributable to foreign currency fluctuations. Net unrealized appreciation or depreciation on investments is the net change in the fair value of our investment portfolio. Net unrealized gain or loss on foreign currency is the net change in the value of receivables or accruals due to the impact of foreign currency fluctuations.

We principally generate revenues in the form of interest income on the debt investments we hold. In addition, we generate revenues in the form of commitment, closing, origination, structuring or diligence fees, monitoring fees, fees for providing managerial assistance, consulting fees, prepayment fees and performance-based fees. Any such fees generated in connection with our investments will be recognized as earned. We may also generate revenues in the form of dividends and other distributions on the equity or other securities we hold.

Expenses

Our primary operating expenses include the payment of advisory fees and other expenses under the investment advisory agreement and the administration agreement, interest expense from financing facilities and other expenses necessary for our operations. Our investment advisory fee compensates FB Advisor for its work in identifying, evaluating, negotiating, executing, monitoring and servicing our investments. FB Advisor is responsible for compensating our investment sub-adviser.

We reimburse FB Advisor for expenses necessary to perform services related to our administration and operations. Such services include the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports for our stockholders and reports filed with the SEC. In addition, FB Advisor assists us in calculating our net asset value, overseeing the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. FB Advisor will allocate the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics.

We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	corporate and organization expenses relating to offerings of our securities;

•	the cost of calculating our net asset value, including the cost of any third-party pricing or valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	investment advisory fees;

•

fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments;

•	interest payments on our debt or related obligations;

•	transfer agent and custodial fees;

•

research and market data (including news and quotation equipment and services, and any computer hardware and connectivity hardware (e.g., telephone and fiber optic lines) incorporated into the cost of obtaining such research and market data);

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees;

•	federal, state and local taxes;

•	fees and expenses of directors not also serving in an executive officer capacity for us or FB Advisor;

•	costs of proxy statements, stockholders’ reports, notices and other filings;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with accounting, corporate governance, independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act;

•	brokerage commissions for our investments;

•	costs associated with our chief compliance officer; and

•

all other expenses incurred by FB Advisor, GDFM or us in connection with administering our business, including expenses incurred by FB Advisor or GDFM in performing administrative services for us and administrative personnel paid by FB Advisor, to the extent they are not controlling persons of FB Advisor or any of its affiliates.

Expense Reimbursement

Pursuant to the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from proceeds of the sale of shares of our common stock or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate dividends and other distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may also be deemed to constitute a return of capital for tax purposes to the extent that we may use such dividends or other distribution proceeds to fund our distributions to stockholders. Under those circumstances, Franklin Square Holdings will not reimburse us for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment income for tax purposes, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains for tax purposes) in each quarter.

Pursuant to the expense reimbursement agreement, we have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to our stockholders; provided, however, that (i) we will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of our common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) we will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by us in such calendar quarter is less than the aggregate amount of distributions per share declared by us in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means our total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

We or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings is controlled by our chairman and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of our expenses in future quarters. During the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, no such reimbursements were required from Franklin Square Holdings. Accordingly, as of March 31, 2014, there were no unreimbursed expense support payments subject to future reimbursement by us.

Portfolio Investment Activity for the Three Months Ended March 31, 2014 and for the Year Ended December 31, 2013

During the three months ended March 31, 2014, we made investments in portfolio companies totaling $471,491. During the same period, we sold investments for proceeds of $306,983 and received principal repayments of $259,132. As of March 31, 2014, our investment portfolio, with a total fair value of $4,077,627, consisted of interests in 148 portfolio companies (50% in first lien senior secured loans, 22% in second lien senior secured loans, 10% in senior secured bonds, 10% in subordinated debt, 3% in collateralized securities and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $174.2 million. As of March 31, 2014, the investments in our portfolio were purchased at a weighted average price of 97.1% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 32.5% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.2% based upon the amortized cost of our investments.

During the year ended December 31, 2013, we made investments in portfolio companies totaling $2,641,733. During the same period, we sold investments for proceeds of $1,137,264 and received principal repayments of $1,373,623. As of December 31, 2013, our investment portfolio, with a total fair value of $4,137,581, consisted of interests in 165 portfolio companies (51% in first lien senior secured loans, 22% in second lien senior secured loans, 9% in senior secured bonds, 10% in subordinated debt, 4% in collateralized securities and 4% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $190.7 million. As of December 31, 2013, the investments in our portfolio were purchased at a weighted average price of 97.3% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 40.7% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.1% based upon the amortized cost of our investments.

Total Portfolio Activity

The following tables present certain selected information regarding our portfolio investment activity for the three months ended March 31, 2014 and year ended December 31, 2013:

Net Investment Activity	For the ThreeMonths Ended March 31, 2014	For the Year Ended December 31, 2013
Purchases	$471,491	$2,641,733
Sales and Redemptions	(566,115)	(2,510,887)

Net Portfolio Activity	$(94,624)	$130,846

	For the Three Months Ended March 31, 2014		For the Year Ended December 31, 2013
New Investment Activity by Asset Class	Purchases	Percentage	Purchases	Percentage
Senior Secured Loans—First Lien	$168,040	36%	$1,646,725	62%
Senior Secured Loans—Second Lien	176,818	37%	446,626	17%
Senior Secured Bonds	53,180	11%	231,539	9%
Subordinated Debt	46,101	10%	239,201	9%
Collateralized Securities	—	—	47,340	2%
Equity/Other	27,352	6%	30,302	1%

Total	$471,491	100%	$2,641,733	100%

The following table summarizes the composition of our investment portfolio at cost and fair value as of March 31, 2014 and December 31, 2013:

	March 31, 2014 (Unaudited)			December 31, 2013
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,011,486	$2,050,394	50%	$2,080,228	$2,123,608	51%
Senior Secured Loans—Second Lien	888,604	911,083	22%	875,276	897,845	22%
Senior Secured Bonds	424,566	402,432	10%	414,297	385,548	9%
Subordinated Debt	373,292	382,394	10%	421,964	426,728	10%
Collateralized Securities	115,695	135,132	3%	120,206	140,508	4%
Equity/Other	170,153	196,192	5%	142,114	163,344	4%

	$3,983,796	$4,077,627	100%	$4,054,085	$4,137,581	100%

(1)	Amortized costs represent the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

	March 31, 2014	December 31, 2013
Number of Portfolio Companies	148	165
% Variable Rate (based on fair value)	71.3%	72.2%
% Fixed Rate (based on fair value)	22.9%	23.5%
% Income Producing Equity or Other Investments (based on fair value)	2.5%	2.4%
% Non-Income Producing Equity or Other Investments (based on fair value)	3.3%	1.9%
Average Annual EBITDA of Portfolio Companies	$174,200	$190,700
Weighted Average Purchase Price of Investments (as a % of par or stated value)	97.1%	97.3%
Weighted Average Credit Rating of Investments that were Rated	B3	B3
% of Investments on Non-Accrual	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost)	10.2%	10.1%
Gross Portfolio Yield Prior to Leverage (based on amortized cost)—Excluding Non-Income Producing Assets	10.3%	10.2%

Direct Originations

The following tables present certain selected information regarding our direct originations for the three months ended March 31, 2014 and year ended December 31, 2013:

New Direct Originations	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013
Total Commitments (including Unfunded Commitments)	$369,033	$1,559,115
Exited Investments (including partial paydowns)	(126,964)	(519,894)

Net Direct Originations	$242,069	$1,039,221

	For the Three Months Ended March 31, 2014		For the Year Ended December 31, 2013
New Direct Originations by Asset Class	Commitment Amount	Percentage	Commitment Amount	Percentage
Senior Secured Loans—First Lien	$88,173	24%	$1,105,046	71%
Senior Secured Loans—Second Lien	240,332	65%	232,000	15%
Senior Secured Bonds	15,750	4%	—	—
Subordinated Debt	7,500	2%	175,000	11%
Collateralized Securities	—	—	16,740	1%
Equity/Other	17,278	5%	30,329	2%

Total	$369,033	100%	$1,559,115	100%

	For the Three Months Ended March 31, 2014	For the Year Ended December 31, 2013
Average New Direct Origination Commitment Amount	$28,387	$55,683
Weighted Average Maturity for New Direct Originations	10/12/20	1/1/19
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period	9.1%	10.5%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of New Direct Originations during Period—Excluding Non-Income Producing Assets	9.6%	10.6%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Investments Exited during Period	9.4%	14.0%

Characteristics of All Direct Originations held in Portfolio	March 31, 2014	December 31, 2013
Number of Portfolio Companies	40	35
Average Annual EBITDA of Portfolio Companies	$38,700	$34,900
Average Leverage Through Tranche of Portfolio Companies—Excluding Equity/Other and Collateralized Securities	4.0x	4.0x
% of Investments on Non-Accrual	—	—
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations	9.8%	9.9%
Gross Portfolio Yield Prior to Leverage (based on amortized cost) of Funded Direct Originations—Excluding Non-Income Producing Assets	10.0%	10.0%

Portfolio Composition by Strategy and Industry

The table below summarizes the composition of our investment portfolio by strategy and enumerates the percentage, by fair value, of the total portfolio assets in such strategies as of March 31, 2014 and December 31, 2013:

	March 31, 2014		December 31, 2013
Portfolio Composition by Strategy	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Direct Originations	$2,306,225	57%	$2,096,806	51%
Opportunistic	1,077,547	26%	1,155,322	28%
Broadly Syndicated/Other	693,855	17%	885,453	21%

Total	$4,077,627	100%	$4,137,581	100%

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2014 and December 31, 2013:

	March 31, 2014 (Unaudited)		December 31, 2013
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$19,047	0%	$51,551	1%
Capital Goods	928,706	23%	858,352	21%
Commercial & Professional Services	232,388	6%	318,196	8%
Consumer Durables & Apparel	328,895	8%	306,917	7%
Consumer Services	507,543	12%	436,650	11%
Diversified Financials	140,347	3%	160,678	4%
Energy	410,728	10%	468,036	11%
Food & Staples Retailing	23,221	1%	29,484	1%
Food, Beverage & Tobacco	4,057	0%	4,042	0%
Health Care Equipment & Services	169,223	4%	176,010	4%
Household & Personal Products	66,300	2%	66,300	2%
Insurance	3,305	0%	17,814	0%
Materials	256,461	6%	233,719	6%
Media	193,641	5%	193,283	5%
Pharmaceuticals, Biotechnology & Life Sciences	47,605	1%	57,794	1%
Retailing	69,317	2%	69,171	2%
Software & Services	347,658	9%	366,976	9%
Technology Hardware & Equipment	152,930	4%	134,121	3%
Telecommunication Services	166,716	4%	178,977	4%
Transportation	9,539	0%	9,510	0%

Total	$4,077,627	100%	$4,137,581	100%

As of March 31, 2014, we did not “control” and were not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

Our investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require us to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of March 31, 2014, we had six such investments with aggregate unfunded commitments of $90,641 and one equity/other investment, American Energy Ohio Holdings, LLC, with an unfunded commitment of $2,313. As of December 31, 2013, we had five such investments with aggregate unfunded commitments of $48,439 and one equity/other investment, American Energy Ohio Holdings, LLC, with an unfunded commitment of $4,629. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

Portfolio Asset Quality

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Investment exceeding expectations and/or capital gain expected.

2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.

3	Performing investment requiring closer monitoring.

4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.

5	Underperforming investment with expected loss of interest and some principal.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2014 and December 31, 2013:

	March 31, 2014		December 31, 2013
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$423,296	11%	$510,687	12%
2	3,276,702	80%	3,244,518	79%
3	329,600	8%	340,238	8%
4	41,093	1%	40,034	1%
5	6,936	0%	2,104	0%

Total	$4,077,627	100%	$4,137,581	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Results of Operations

Comparison of the Three Months Ended March 31, 2014 and March 31, 2013

Revenues

We generated investment income of $114,796 and $110,044 for the three months ended March 31, 2014 and 2013, respectively, in the form of interest and fees earned on senior secured loans, senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $104,283 and $98,525 of cash income earned as well as $10,513 and $11,519 in non-cash portions relating to accretion of discount and PIK interest for the three months ended March 31, 2014 and 2013, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The increase in investment income is due primarily to the increase in the number of directly originated transactions over the last year as part of the transition of the portfolio to higher yielding non-broadly syndicated assets.

Expenses

Our total operating expenses were $58,919 and $59,315 for the three months ended March 31, 2014 and 2013, respectively. Our operating expenses include base management fees attributed to FB Advisor of $22,371 and $22,206 for the three months ended March 31, 2014 and 2013, respectively. Our operating expenses also include administrative services expenses attributed to FB Advisor of $1,200 and $1,436 for the three months ended March 31, 2014 and 2013, respectively.

        FB Advisor is eligible to receive incentive fees based on performance. During the three months ended March 31, 2014 and 2013, we accrued subordinated incentive fees on income of $15,178 and $14,228, respectively, based upon the performance of our portfolio. During the three months ended March 31, 2014 and 2013, we accrued capital gains incentive fees of $4,836 and $6,350, respectively, based on the performance of our portfolio, of which $5,035 and $0, respectively, was based on realized gains and $(199) and $6,350, respectively, was based on unrealized gains. No such fee is actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

We recorded interest expense of $12,700 and $12,136 for the three months ended March 31, 2014 and 2013, respectively, in connection with our credit facilities and the JPM Facility. Fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $332 and $365 for the three months ended March 31, 2014 and 2013, respectively. We incurred fees and expenses with our stock transfer agent of $451 and $890 for the three months ended March 31, 2014 and 2013, respectively. Fees for our board of directors were $265 and $225 for the three months ended March 31, 2014 and 2013, respectively.

Our other general and administrative expenses totaled $1,586 and $1,479 for the three months ended March 31, 2014 and 2013, respectively, and consisted of the following:

	Three Months Ended March 31,
	2014	2013
Expenses associated with our independent audit and related fees	$132	$185
Compensation of our chief compliance officer	25	20
Legal fees	445	250
Printing fees	295	300
Other	689	724

Total	$1,586	$1,479

During the three months ended March 31, 2014 and 2013, the ratio of our operating expenses to our average net assets was 2.20% and 2.34%, respectively. Our ratio of operating expenses to our average net assets during the three months ended March 31, 2014 and 2013 includes $12,700 and $12,136, respectively, related to interest expense and $20,014, and $20,578, respectively, related to accruals for incentive fees. Without such expenses, our ratio of operating expenses to average net assets would have been 0.97% and 1.05% for the three months ended March 31, 2014 and 2013, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors. The lower ratio of operating expenses to average net assets during the three months ended March 31, 2014 compared to the three months ended March 31, 2013 can primarily be attributed to a reduction in administrative services expenses and stock transfer agent fees charged to us.

Net Investment Income

Our net investment income totaled $55,877 ($0.22 per share) and $50,729 ($0.20 per share) for the three months ended March 31, 2014 and 2013, respectively. The increase in net investment income on a per share basis can be attributed to, among other things, the transition of our portfolio to higher yielding non-broadly syndicated assets.

Net Realized Gains or Losses

We sold investments and received principal repayments of $306,983 and $259,132, respectively, during the three months ended March 31, 2014, from which we realized a net gain of $13,822. We also realized a net loss of $19 from settlements on foreign currency during the three months ended March 31, 2014. We sold investments and received principal repayments of $147,944 and $395,873, respectively, during the three months ended March 31, 2013, from which we realized a net gain of $14,171. We also realized a net loss of $63 from settlements on foreign currency during the three months ended March 31, 2013.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Unrealized Gain (Loss) on Foreign Currency

For the three months ended March 31, 2014, the net change in unrealized appreciation (depreciation) on investments totaled $10,335 and the net change in unrealized gain (loss) on foreign currency totaled $45. For the three months ended March 31, 2013, the net change in unrealized appreciation (depreciation) on investments totaled $17,518 and the net change in unrealized gain (loss) on foreign currency totaled $121. The net change in unrealized appreciation (depreciation) on our investments during the three months ended March 31, 2014 was primarily driven by strong performance of certain of our senior secured bonds and subordinated debt investments. The net change in unrealized appreciation (depreciation) on our investments during the three months ended March 31, 2013 was primarily driven by a general strengthening in the credit markets during the prior period and continued tightening of credit spreads in the first quarter of 2013.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the three months ended March 31, 2014, the net increase in net assets resulting from operations was $80,060 ($0.32 per share) compared to a net increase in net assets resulting from operations of $82,476 ($0.33 per share) during the three months ended March 31, 2013.

Comparison of the Years Ended December 31, 2013 and 2012

Revenues

We generated investment income of $474,566 and $303,222 for the years ended December 31, 2013 and 2012, respectively, in the form of interest and fees earned on senior secured loans, senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $423,585 and $279,152 of cash income earned as well as $50,981 and $24,070 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2013 and 2012, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The increase in investment income is due primarily to the growth in the average balance of our portfolio over the last year and the increase in the number of directly originated transactions during the year.

Expenses

Our total expenses were $229,590 and $169,315 for the years ended December 31, 2013 and 2012, respectively. Our expenses include base management fees attributed to FB Advisor of $90,247 and $68,059 for the years ended December 31, 2013 and 2012, respectively. Our expenses also include administrative services expenses attributed to FB Advisor of $5,165 and $5,297 for the years ended December 31, 2013 and 2012, respectively.

FB Advisor is eligible to receive incentive fees based on performance. During the year ended December 31, 2013, we accrued a subordinated incentive fee on income of $62,253 based upon the performance of our portfolio and paid FB Advisor $61,343 in respect of such fee. As of December 31, 2013, a subordinated incentive fee on income of $14,303 was payable to FB Advisor. During the year ended December 31, 2012, we accrued a subordinated incentive fee on income of $13,393 based upon the performance of our portfolio and paid FB Advisor $0 in respect of such fee. During the year ended December 31, 2013, we accrued capital gains incentive fees of $4,173 based on the performance of our portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. During the year ended December 31, 2012, we accrued capital gains incentive fees of $39,751 based on the performance of our portfolio, of which $27,960 was based on unrealized gains and $11,791 was based on realized gains. No capital gains incentive fees are actually payable by us with respect to unrealized gains unless and until those gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

We recorded interest expense of $50,763 and $30,227 for the years ended December 31, 2013 and 2012, respectively, in connection with our credit facilities and the JPM Facility. Fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $1,390 and $1,495 for the years ended December 31, 2013 and 2012, respectively. We incurred fees and expenses with our stock transfer agent of $2,820 and $3,641 for the years ended December 31, 2013 and 2012, respectively. Fees for our board of directors were $943 and $933 for the years ended December 31, 2013 and 2012, respectively.

Our other general and administrative expenses totaled $6,094 and $6,019 for the years ended December 31, 2013 and 2012, respectively, and consisted of the following:

	Year Ended December 31,
	2013	2012
Expenses associated with our independent audit and related fees	$572	$769
Compensation of our chief compliance officer	100	88
Legal fees	1,510	1,443
Printing fees	1,500	888
Other	2,412	2,831

Total	$6,094	$6,019

During the years ended December 31, 2013 and 2012, we accrued $5,742 and $500, respectively, for excise taxes.

During the years ended December 31, 2013 and 2012, the ratio of our expenses to our average net assets was 8.90% and 7.67%, respectively. Our ratio of expenses to our average net assets during the years ended December 31, 2013 and 2012 included $50,763 and $30,227, respectively, related to interest expense, $66,426 and $53,144, respectively, related to accruals for incentive fees and an accrual of $5,742 and $500, respectively, for excise taxes. Without such expenses, our ratio of expenses to average net assets would have been 4.14% and 3.87% for the years ended December 31, 2013 and 2012, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors. The higher ratio of expenses to average net assets during the year ended December 31, 2013 compared to the year ended December 31, 2012 can primarily be attributed to higher base management fees as a percentage of average net assets as a result of the termination of the TRS, and the replacement of such financing arrangement with a revolving credit facility.

Net Investment Income

Our net investment income totaled $244,976 ($0.96 per share) and $133,907 ($0.59 per share) for the years ended December 31, 2013 and 2012, respectively. The increase in net investment income on a per share basis can be attributed to, among other things, our ability to efficiently deploy capital following the closing of our public offering and the increase in the number of directly originated transactions during the year.

Net Realized Gains or Losses

We sold investments and received principal repayments of $1,137,264 and $1,373,623, respectively, during the year ended December 31, 2013, from which we realized a net gain of $47,014. We also realized a net loss of $111 from settlements on foreign currency during the year ended December 31, 2013. We sold investments and received principal repayments of $926,136 and $1,045,311, respectively, during the year ended December 31, 2012, from which we realized a net gain of $47,008. We also earned $19,607 from periodic net settlement payments on our TRS and realized a net gain of $407 from settlements on foreign currency during the year ended December 31, 2012.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

For the year ended December 31, 2013, the net change in unrealized appreciation (depreciation) on investments totaled $(25,982) and the net change in unrealized gain (loss) on foreign currency totaled $(57). For the year ended December 31, 2012, the net change in unrealized appreciation (depreciation) on investments totaled $127,399, the net change in unrealized appreciation (depreciation) on our TRS was $1,996 and the net change in unrealized gain (loss) on foreign currency totaled $(125). The net change in unrealized appreciation (depreciation) on our investments during the year ended December 31, 2013 was primarily driven by the conversion of unrealized gains in 2012 to realized gains in 2013.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the year ended December 31, 2013, the net increase in net assets resulting from operations was $265,840 ($1.04 per share) compared to a net increase in net assets resulting from operations of $330,199 ($1.45 per share) during the year ended December 31, 2012.

Comparison of the Years Ended December 31, 2012 and December 31, 2011

Revenues

We generated investment income of $303,222 and $115,484 for the years ended December 31, 2012 and 2011, respectively, in the form of interest and fees earned on senior secured loans, senior secured bonds, subordinated debt and collateralized securities in our portfolio and dividends and other distributions earned on equity/other investments. Such revenues represent $279,152 and $103,477 of cash income earned as well as $24,070 and $12,007 in non-cash portions relating to accretion of discount and PIK interest for the years ended December 31, 2012 and 2011, respectively. Cash flows related to such non-cash revenues may not occur for a number of reporting periods or years after such revenues are recognized. The increase in investment income was primarily due to the growth of our portfolio during the year ended December 31, 2012.

Expenses

Our total expenses were $169,315 and $44,120 for the years ended December 31, 2012 and 2011, respectively. Our expenses include base management fees attributed to FB Advisor of $68,059 and $27,791 and administrative services expenses attributed to FB Advisor of $5,297 and $2,625 for the years ended December 31, 2012 and 2011, respectively.

FB Advisor is eligible to receive incentive fees based on performance. During the three months ended December 31, 2012, we accrued a subordinated incentive fee on income of $13,393 based upon the performance of our portfolio and paid FB Advisor $0 in respect of such fee. As of December 31, 2012, a subordinated incentive fee on income of $13,393 was payable to FB Advisor. We did not accrue any subordinated incentive fee on income during the year ended December 31, 2011. During the year ended December 31, 2012, we accrued capital gains incentive fees of $39,751 based on the performance of our portfolio, of which $27,960 was based on unrealized gains and $11,791 was based on realized gains. During the year ended December 31, 2011, we paid $1,396 in capital gains incentive fees to FB Advisor and reversed $4,063 in capital gains incentive fees accrued by us as of December 31, 2010 as a result of unrealized losses in our portfolio during the year ended December 31, 2011. As of December 31, 2012, $11,791 of capital gains incentive fees were payable to FB Advisor.

We recorded interest expense of $30,227 and $11,334 for the years ended December 31, 2012 and 2011, respectively, relating to our credit facilities and the JPM Facility. Fees incurred with our fund administrator, which provides various accounting and administrative services to us, totaled $1,495 and $878 for the years ended December 31, 2012 and 2011, respectively. We incurred fees and expenses with our stock transfer agent of $3,641 and $2,028 for the years ended December 31, 2012 and 2011, respectively. Fees for our board of directors were $933 and $694 for the years ended December 31, 2012 and 2011, respectively.

Our other general and administrative expenses totaled $6,019 and $2,833 for the years ended December 31, 2012 and 2011, respectively, and consisted of the following:

	Year Ended December 31,
	2012	2011
Expenses associated with our independent audit and related fees	$769	$540
Compensation of our chief financial officer and our chief compliance officer(1)	88	105
Legal fees	1,443	477
Printing fees	888	600
Other	2,831	1,111

Total	$6,019	$2,833

(1)	On March 14, 2011, William Goebel was appointed as our chief financial officer. Prior to that date, we had contracted with Pine Hill Group, LLC to provide the services of Charles Jacobson as our chief financial officer. Mr. Goebel is employed by Franklin Square Holdings and will not receive any direct compensation from us in this capacity. As a result, for periods after March 31, 2011, this line item does not include compensation paid to our chief financial officer and only represents compensation paid to our chief compliance officer.

During the year ended December 31, 2012, we accrued $500 for excise taxes.

During the years ended December 31, 2012 and 2011, the ratio of our expenses to our average net assets was 7.67% and 5.01%, respectively. Our ratio of expenses to our average net assets during the years ended December 31, 2012 and 2011 included $30,227 and $11,334, respectively, related to interest expense, $53,144 and $(4,063), respectively, related to accruals for incentive fees and an accrual in 2012 of $500 for excise taxes. Without such expenses, our ratio of expenses to average net assets would have been 3.87% and 4.18% for the years ended December 31, 2012 and 2011, respectively. Incentive fees and interest expense, among other things, may increase or decrease our expense ratios relative to comparative periods depending on portfolio performance and changes in benchmark interest rates such as LIBOR, among other factors. The lower ratio of expenses, exclusive of interest expense and incentive fees, to average net assets during the year ended December 31, 2012 compared to the year ended December 31, 2011 can primarily be attributed to economies of scale resulting from a larger asset base relative to our operating expenses.

As the size of our asset base and number of investors grew prior to the closing of our continuous public offering of common stock, our general and administrative expenses increased accordingly. Legal fees increased as the number of filings increased and printing costs increased with the increase in the number of filings and the number of stockholders.

Net Investment Income

Our net investment income totaled $133,907 ($0.59 per share) and $71,364 ($0.76 per share) for the years ended December 31, 2012 and 2011, respectively. The decrease in net investment income on a per share basis can be attributed primarily to the accrual during the year ended December 31, 2012 of $27,960 of capital gains incentive fees based on unrealized gains and the reversal during the year ended December 31, 2011 of $4,063 in capital gains incentive fees that had been accrued as of December 31, 2010. Without the effect of such accruals, net investment income per share would have been $0.71 and $0.72 per share for the years ended December 31, 2012 and 2011, respectively.

Net Realized Gains or Losses

We sold investments and received principal repayments of $926,136 and $1,045,311, respectively, during the year ended December 31, 2012, from which we realized net gains of $47,008. During the year ended December 31, 2012, we also earned $19,607 from periodic net settlement payments on our TRS and realized a net gain of $407 from settlements on foreign currency. We sold investments and received principal repayments of $476,087 and $382,574, respectively, during the year ended December 31, 2011, from which we realized net gains of $14,920. During the year ended December 31, 2011, we also earned $5,169 from periodic net settlement payments on our TRS.

Net Change in Unrealized Appreciation (Depreciation) on Investments and Total Return Swap and Unrealized Gain (Loss) on Foreign Currency

For the year ended December 31, 2012, the net change in unrealized appreciation (depreciation) on investments totaled $127,399, the net change in unrealized appreciation (depreciation) on our TRS was $1,996 and the net change in unrealized gain (loss) on foreign currency totaled $(125). For the year ended December 31, 2011, the net change in unrealized appreciation (depreciation) on investments totaled $(35,987), the net change in unrealized appreciation (depreciation) on our TRS was $(1,996), and the net change in unrealized gain (loss) on foreign currency was $0. The net change in unrealized appreciation (depreciation) on our investments and our TRS during the year ended December 31, 2012 was primarily driven by tightening of credit spreads as demand for senior loans and subordinated debt increased during the period. The net change in unrealized appreciation (depreciation) on our investments and our TRS during the year ended December 31, 2011 was primarily driven by a general widening of credit spreads during the third quarter of 2011 resulting from, among other things, uncertainty surrounding European sovereign debt.

Net Increase (Decrease) in Net Assets Resulting from Operations

For the year ended December 31, 2012, the net increase in net assets resulting from operations was $330,199 ($1.45 per share) compared to a net increase in net assets resulting from operations of $53,470 ($0.57 per share) during the year ended December 31, 2011.

Financial Condition, Liquidity and Capital Resources

In May 2012, we closed our continuous public offering of common stock to new investors. Following the closing of our continuous public offering, we continued to issue shares pursuant to our distribution reinvestment plan, or our former distribution reinvestment plan.

On April 16, 2014, shares of our common stock began trading on the NYSE under the ticker symbol “FSIC”. This listing accomplished our goal of providing our stockholders with greatly enhanced liquidity. In connection with the listing of our shares of common stock on the NYSE on April 16, 2014, we terminated our former distribution reinvestment plan. Our new distribution reinvestment plan became effective as of June 2, 2014.

During the three months ended March 31, 2014, we issued 2,854,659 shares of common stock pursuant to our former distribution reinvestment plan for gross proceeds of $29,257 at an average price per share of $10.25.

During the year ended December 31, 2013, we issued 10,771,271 shares of our common stock pursuant to our distribution reinvestment plan for gross proceeds of $109,373 at an average price per share of $10.15.

During the year ended December 31, 2012, we sold 93,380,264 shares of our common stock for gross proceeds of $985,195. The gross proceeds received include reinvested stockholder distributions of $98,763, for which we issued 10,140,536 shares of common stock. During the year ended December 31, 2012, we also incurred offering costs of $3,234 in connection with the sale of our common stock, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par value on our consolidated financial statements. The sales commissions and dealer manager fees related to the sale of our common stock were $83,084 for the year ended December 31, 2012. These sales commissions and fees include $15,842 retained by our former dealer manager, FS2 Capital Partners, LLC, or FS2, which is one of our affiliates.

During the year ended December 31, 2011, we sold 119,516,108 shares of our common stock for gross proceeds of $1,269,375. The gross proceeds received include reinvested stockholder distributions of $37,241, for which we issued 3,662,625 shares of common stock. During the year ended December 31, 2011, we also incurred offering costs of $6,669 in connection with the sale of our common stock, which consisted primarily of legal, due diligence and printing fees. The offering costs were offset against capital in excess of par value on our consolidated financial statements. The sales commissions and dealer manager fees related to the sale of our common stock were $115,443 for the year ended December 31, 2011. These sales commissions and fees include $22,109 retained by FS2.

We generate cash primarily from fees, interest and dividends earned from our investments as well as principal repayments and proceeds from sales of our investments.

Prior to investing in securities of portfolio companies, we invested the net proceeds from the issuance of shares of our common stock under our former distribution reinvestment plan and from sales and paydowns of existing investments primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our election to be taxed as a RIC.

On April 16, 2014, we commenced the listing tender offer to purchase for cash up to $250,000 in value of our shares of common stock from our stockholders. In accordance with the terms of the listing tender offer, we selected the lowest price, not greater than $11.00 per share or less than $10.35 per share, net to the tendering stockholder in cash, less any applicable withholding taxes and without interest, that enabled us to purchase the maximum number of shares of common stock properly tendered in the listing tender offer and not properly withdrawn having an aggregate purchase price of up to $250,000.

The listing tender offer expired at 5:00 p.m., New York City time, on May 28, 2014. Pursuant to the listing tender offer, we accepted for purchase 23,255,813 shares of common stock at a purchase price of $10.75 per share, for an aggregate cost of approximately $250,000, excluding fees and expenses relating to the listing tender offer. The 23,255,813 shares of common stock accepted for purchase in the listing tender offer represented approximately 8.9% of our issued and outstanding shares of common stock as of May 28, 2014.

Based on the final count by Computershare Trust Company, N.A., the depositary and paying agent for the listing tender offer, a total of 24,075,768 shares of common stock were properly tendered and not properly withdrawn at or below the purchase price of $10.75 per share.

Due to the oversubscription of the listing tender offer, based on the final count described above, we accepted for purchase on a pro rata basis approximately 96.6% of the shares tendered in the listing tender offer. Following settlement of the listing tender offer, we had approximately 239,026,360 shares of common stock outstanding. We used available cash and/or borrowings under the ING credit facility to fund purchase of shares of common stock in the listing tender offer and to pay for all related fees and expenses.

Historically, we conducted quarterly tender offers pursuant to our share repurchase program to provide our stockholders with limited liquidity. In anticipation of the listing of our common stock on the NYSE, our board of directors terminated our share repurchase program effective March 21, 2014.

The following table provides information concerning our repurchases pursuant to our share repurchase program during the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2011
December 31, 2010	January 3, 2011	99,633	100%	$9.585	$955
March 31, 2011	April 1, 2011	158,258	100%	$9.675	$1,531
June 30, 2011	July 1, 2011	79,250	100%	$9.675	$767
September 30, 2011	October 3, 2011	121,088	100%	$9.585	$1,161
Fiscal 2012
December 31, 2011	January 3, 2012	385,526	100%	$9.585	$3,695
March 31, 2012	April 2, 2012	411,815	100%	$9.675	$3,984
June 30, 2012	July 2, 2012	410,578	100%	$9.720	$3,991
September 30, 2012	October 1, 2012	672,064	100%	$9.900	$6,653
Fiscal 2013
December 31, 2012	January 2, 2013	883,047	100%	$10.000	$8,830
March 31, 2013	April 1, 2013	1,053,119	100%	$10.100	$10,637
June 30, 2013	July 1, 2013	749,224	100%	$10.200	$7,642
September 30, 2013	October 1, 2013	656,541	100%	$10.200	$6,697
Fiscal 2014
December 31, 2013	January 2, 2014	872,865	100%	$10.20	$8,903

As of March 31, 2014, we had $297,685 in cash, which we held in a custodial account, and $60,200 in borrowings available under our financing facilities. On April 3, 2014, we entered into the ING credit facility which provides for borrowings of up to $300,000. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Recent Developments—ING Credit Facility” for more information. Below is a summary of our outstanding financing facilities as of March 31, 2014:

Facility	Type of Facility	Rate	Amount Outstanding		Amount Available	Maturity Date
Arch Street Credit Facility	Revolving	L + 2.05%	$373,682	(1)	$—	August 29, 2016
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000		$—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000		$—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.50%	$239,800		$60,200	May 17, 2017

(1)	On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility to, among other things, reduce the maximum commitments thereunder to $350,000. On April 2, 2014, Arch Street repaid $23,682 on the Arch Street credit facility in accordance with the amendment.

Arch Street Credit Facility

On August 29, 2012, Arch Street, our wholly-owned, special-purpose financing subsidiary, terminated the TRS, and entered into a revolving credit facility, or the Arch Street credit facility, with Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto.

On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility to, among other things, (a) increase the interest rate applicable to loans outstanding thereunder (i) during the drawdown period to three-month LIBOR plus 2.05%, and (ii) thereafter, to three-month LIBOR plus 2.30%, (b) extend the final maturity date to August 29, 2016, (c) reduce the maximum commitments thereunder to $350,000, (d) add a financial covenant requiring that we maintain its net asset value at more than $200,000 and (e) modify the calculation of advance rates and certain eligibility and valuation criteria, in each case, applicable to Arch Street’s portfolio of debt securities that are pledged as collateral for the Arch Street credit facility. We paid certain fees to Citibank in connection with this amendment.

The Arch Street credit facility provides for borrowings in an aggregate principal amount up to $350,000 on a committed basis. We may contribute cash or debt securities to Arch Street from time to time, subject to certain restrictions set forth in the Arch Street credit facility, and will retain a residual interest in any assets contributed through our ownership of Arch Street or will receive fair market value for any debt securities sold to Arch Street. Arch Street may purchase additional debt securities from various sources. Arch Street’s obligations to the lenders under the facility are secured by a first priority security interest in substantially all of the assets of Arch Street, including its portfolio of debt securities. The obligations of Arch Street under the facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in Arch Street.

Borrowings under the Arch Street credit facility accrue interest at a rate equal to three-month LIBOR plus 2.05% per annum through August 29, 2014 and three-month LIBOR plus 2.30% per annum thereafter. Borrowings under the facility are subject to compliance with an equity coverage ratio with respect to the current value of Arch Street’s portfolio and a loan compliance test with respect to the initial acquisition of each debt security in Arch Street’s portfolio. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee to the extent the aggregate principal amount available under the Arch Street credit facility is not borrowed. Outstanding borrowings under the facility will be amortized beginning nine months prior to the scheduled maturity date. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 29, 2016.

As of March 31, 2014 and December 31, 2013, $373,682 was outstanding under the Arch Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $4,446 in connection with obtaining the Arch Street credit facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of March 31, 2014, $2,093 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2014 and the year ended December 31, 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Arch Street credit facility were as follows:

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Direct interest expense	$1,862	$10,093
Non-usage fees	220	311
Amortization of deferred financing costs	365	1,481

Total interest expense	$2,447	$11,885

Cash paid for interest expense	$2,394	$12,121
Average borrowings under the facility	$373,682	$488,712
Effective interest rate on borrowings	1.99%	1.99%
Weighted average interest rate (including the effect of non-usage fees)	2.23%	2.10%

In connection with the Arch Street credit facility, Arch Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) the insolvency or bankruptcy of Arch Street or us;

(c) the failure of Arch Street to be beneficially owned and controlled by us; (d) the resignation or removal of us as Arch Street’s investment manager; and (e) GDFM (or any affiliate thereof or any replacement thereof approved in writing by Citibank) no longer serving as our investment sub-adviser. Upon the occurrence of an event of default, the lenders may declare the outstanding principal and interest and all other amounts owing under the facility immediately due and payable. During the continuation of an event of default, Arch Street must pay interest at a default rate. Arch Street was in compliance with the terms of the facility as of March 31, 2014.

Borrowings of Arch Street are considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Broad Street Credit Facility

On January 28, 2011, Broad Street, Deutsche Bank and the other lenders party thereto entered into the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On March 23, 2012, Broad Street and Deutsche Bank entered into an amendment to the Broad Street credit facility which extended the maturity date of the facility to March 23, 2013, increased the aggregate amount which could be borrowed under the facility to $380,000 and reduced the interest rate for all borrowings under the facility to a rate of LIBOR for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. On December 13, 2012, Broad Street repaid $140,000 of borrowings under the facility, thereby reducing the amount which could be borrowed under the facility to $240,000. On March 22, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility to extend the maturity date of the facility to December 22, 2013. On December 20, 2013, Broad Street and Deutsche Bank entered into a further amendment to the facility which extended the maturity date to December 20, 2014 and reduced the maximum amount which could be borrowed under the facility to $125,000. The Broad Street credit facility provides for borrowings of up to $125,000 at a rate of LIBOR for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank is a lender and serves as administrative agent under the facility.

Under the Broad Street credit facility, we transfer debt securities to Broad Street from time to time as a contribution to capital and retain a residual interest in the contributed debt securities through our ownership of Broad Street. The obligations of Broad Street under the facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in Broad Street.

As of March 31, 2014 and December 31, 2013, $125,000 was outstanding under the Broad Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $2,566 in connection with obtaining and amending the facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of December 31, 2013, all of such deferred financing costs have been amortized to interest expense.

For the three months ended March 31, 2014 and the year ended December 31, 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Direct interest expense	$541	$4,117
Non-usage fees	—	72
Amortization of deferred financing costs	—	225

Total interest expense	$541	$4,414

Cash paid for interest expense	$313	$4,735
Average borrowings under the facility	$125,000	$230,466
Effective interest rate on borrowings	1.73%	1.74%
Weighted average interest rate (including the effect of non-usage fees)	1.73%	1.76%

Borrowings under the Broad Street credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the facility, or a decline in our net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as our sub-adviser or FB Advisor ceasing to act as our investment adviser; (iv) our ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) us, GDFM or FB Advisor committing fraud or other illicit acts in our or their investment advisory capacities.

In connection with the facility, Broad Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the facility exceeding the applicable advance rates; (c) the purchase by Broad Street of certain ineligible assets; (d) the insolvency or bankruptcy of Broad Street or us; (e) our ceasing to act as investment manager of Broad Street’s assets; (f) the decline of our net asset value below $50,000; and (g) fraud or other illicit acts by us, FB Advisor or GDFM in our or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate. Broad Street was in compliance with the terms of the facility as of March 31, 2014.

Borrowings of Broad Street are considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

JPM Financing

On April 23, 2013, through our two wholly-owned, special-purpose financing subsidiaries, Locust Street and Race Street, we entered into the April 2013 amendment to our debt financing arrangement with JPM, which was originally entered into on July 21, 2011 (and previously amended on September 26, 2012). The April 2013 amendment, among other things: (i) increased the amount of debt financing available under the arrangement from $700,000 to $950,000; and (ii) extended the final repurchase date under the financing arrangement from October 15, 2016 to April 15, 2017. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Set forth below is a diagram of our debt financing arrangement with JPM:

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under the Class A Notes to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1,140,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Pursuant to the Amended and Restated Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Amended and Restated Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the assets securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-adviser to FB Advisor. Locust Street was in compliance with the terms of the Indenture as of March 31, 2014.

Race Street, in turn, has entered into the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1,140,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility is $950,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Assets held by Race Street secure the obligations of Race Street under the JPM Facility. Commencing April 15, 2015, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, will be subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

If at any time during the term of the JPM Facility the market value of the assets held by Locust Street securing the Class A Notes declines below the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. In such event, in order to satisfy any such margin-posting requirements, Race Street intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pursuant to the JPM Facility, Race Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the JPM Facility contains the following events of default: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with JPM as discussed above; and (c) the occurrence of an event of default under the Amended and Restated Indenture. Race Street was in compliance with the terms of the JPM Facility as of March 31, 2014.

In connection with the Class A Notes and the Amended and Restated Indenture, Locust Street also entered into: (i) an amended and restated collateral management agreement with us, as collateral manager, dated as of September 26, 2012, or the Locust Management Agreement, pursuant to which we will manage the assets of Locust Street; and (ii) an amended and restated collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, and us, as collateral manager, dated as of September 26, 2012, or the Locust Administration Agreement, pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street. In connection with the JPM Facility, Race Street also entered into the Race Management Agreement, pursuant to which we will manage the assets of Race Street.

As of March 31, 2014 and December 31, 2013, Class A Notes in the aggregate principal amount of $1,140,000 had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $950,000. The carrying amount outstanding under the JPM Facility approximates its fair value. We funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of March 31, 2014 and December 31, 2013, Race Street’s liability under the JPM Facility was $950,000, plus $6,518 and $6,690, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on our financial statements.

As of March 31, 2014 and December 31, 2013, the fair value of assets held by Locust Street was $1,884,205 and $1,870,351, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of March 31, 2014 and December 31, 2013, the fair value of assets held by Race Street was $776,130 and $747,330, respectively.

We incurred costs of $425 in connection with obtaining the JPM Facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the JPM Facility. As of March 31, 2014, $141 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2014 and the year ended December 31, 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Direct interest expense	$7,719	$26,452
Non-usage fees	—	—
Amortization of deferred financing costs	32	106

Total interest expense	$7,751	$26,558

Cash paid for interest expense	$7,891	$24,060
Average borrowings under the facility	$950,000	$802,746
Effective interest rate on borrowings	3.25%	3.25%
Weighted average interest rate (including the effect of non-usage fees)	3.25%	3.25%

Amounts outstanding under the JPM Facility will be considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Walnut Street Credit Facility

On March 11, 2014, Walnut Street Funding LLC, or Walnut Street, our wholly-owned, special-purpose financing subsidiary, and Wells Fargo Bank, National Association entered into an amendment, or the Walnut Street amendment, to the revolving credit facility originally entered into by such parties on May 17, 2012, or the Walnut Street credit facility. Wells Fargo Securities, LLC serves as the administrative agent and Wells Fargo

Bank, National Association, or together with Wells Fargo Securities, LLC, Wells Fargo, is the sole lender, collateral agent, account bank and collateral custodian under the facility.

The Walnut Street amendment increased the maximum commitments available under the Walnut Street credit facility from $250,000 to $300,000 and decreased, from 2.75% to 2.50%, the applicable spread above three-month LIBOR that is payable on the portion of outstanding advances under the Walnut Street credit facility attributable to “Traditional Middle Market Loans,” “Fixed Rate Loans” and “Second Lien Loans,” in each case as defined in the Walnut Street credit facility. We paid certain fees to Wells Fargo in connection with the Walnut Street amendment.

Under the Walnut Street credit facility, we contribute cash or debt securities to Walnut Street from time to time and retain a residual interest in any assets contributed through our ownership of Walnut Street or receive fair market value for any debt securities sold to Walnut Street. The obligations of Walnut Street under the Walnut Street credit facility are non-recourse to us and our exposure under the facility is limited to the value of our investment in Walnut Street.

Borrowings under the Walnut Street credit facility accrue interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee to the extent the aggregate principal amount available under the Walnut Street credit facility is not borrowed. Any amounts borrowed under the Walnut Street credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 17, 2017.

As of March 31, 2014 and December 31, 2013, $239,800 and $225,000, respectively, was outstanding under the Walnut Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. We incurred costs of $4,020 in connection with obtaining and amending the Walnut Street credit facility, which we have recorded as deferred financing costs on our consolidated balance sheets and amortize to interest expense over the life of the facility. As of March 31, 2014, $2,611 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2014 and the year ended December 31, 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Walnut Street credit facility were as follows:

	Three Months Ended March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Direct interest expense	$1,714	$7,118
Non-usage fees	62	33
Amortization of deferred financing costs	185	775

Total interest expense	$1,961	$7,906

Cash paid for interest expense	$1,781	$6,959
Average borrowings under the facility	$236,471	$243,583
Effective interest rate on borrowings	2.88%	2.89%
Weighted average interest rate (including the effect of non-usage fees)	2.99%	2.90%

Borrowings under the Walnut Street credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Walnut Street varies depending upon the types of debt securities in Walnut Street’s portfolio.

The occurrence of certain collateral control events triggers (i) a requirement that Walnut Street obtain the consent of Wells Fargo prior to entering into any transaction with respect to portfolio assets and (ii) the right of Wells Fargo to direct Walnut Street to enter into transactions with respect to any portfolio assets, in each case in Wells Fargo’s sole discretion. Collateral control events include non-performance of any obligation under the transaction documents by Walnut Street, us, FB Advisor or GDFM, and other events with respect to such entities that are adverse to Wells Fargo and the secured parties under the Walnut Street credit facility.

In connection with the Walnut Street credit facility, Walnut Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Walnut Street credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) a borrowing base deficiency that is not cured in accordance with the terms of the facility; (c) the insolvency or bankruptcy of Walnut Street or us; (d) our resignation or removal as collateral manager; (e) our failure to maintain an asset coverage ratio of greater than or equal to 2:1; (f) our failure to have a net asset value of at least $200,000; and (g) the failure of Walnut Street to qualify as a bankruptcy-remote entity. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Walnut Street credit facility immediately due and payable. During the continuation of an event of default, Walnut Street must pay interest at a default rate. Walnut Street was in compliance with the terms of the Walnut Street credit facility as of March 31, 2014.

Borrowings of Walnut Street are considered borrowings by us for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

RIC Status and Distributions

We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. In order to qualify as a RIC, we must, among other things, distribute at least 90% of our “investment company taxable income,” as defined by the Code, each tax year. As long as the distributions are declared by the later of the fifteenth day of the ninth month following the close of the tax year or the due date of the tax return, including extensions, distributions paid up to one year after the current tax year can be carried back to the prior tax year for determining the distributions paid in such tax year. We intend to make sufficient distributions to our stockholders to qualify for and maintain our RIC status each year. We are also generally subject to nondeductible federal excise taxes if we do not distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.

Following commencement of our operations, we declared our first distribution on January 29, 2009. Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 or 2011 represented a return of capital.

Unless stockholders elect to receive their distributions in cash, we intend to make such distributions in additional shares of our common stock under our new distribution reinvestment plan. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our new distribution reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes.

The following table reflects the cash distributions per share that we have declared and paid on our common stock during the years ended December 31, 2014 (through May 31, 2014), 2013, 2012 and 2011:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2011(1)(2)	$0.9098	$86,657
2012(3)(4)	0.8586	197,906
2013(5)	0.8303	212,153
2014 (through May 31, 2014)(6)	0.3645	95,186

(1)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on our common stock during the year ended December 31, 2011 include approximately $10,284, or approximately $0.115 per share, in special cash distributions.

(2)	On April 13, 2011, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.032156 per share to $0.033594 per share, effective May 1, 2011.

(3)	In addition to regular cash distributions during such period, cash distributions declared and paid on our common stock during the year ended December 31, 2012 include approximately $12,417, or approximately $0.05 per share, in special cash distributions.

(4)	On May 15, 2012, our board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.033594 per share to $0.03375 per share, effective May 16, 2012. Beginning in June 2012, we declared and paid regular cash distributions on a monthly basis in an amount equal to $0.0675 per share.

(5)	On June 25, 2013, our board of directors determined to increase the amount of the regular monthly cash distributions payable to stockholders of record from $0.0675 per share to $0.06975 per share, effective as of June 28, 2013. On October 16, 2013, our board of directors determined to increase the amount of regular monthly cash distributions payable to stockholders of record from $0.06975 per share to $0.0720 per share, effective as of November 29, 2013.

(6)	On March 31, 2014, our board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share in order to increase our annual distribution rate from 8.41% to 8.68% (based on our publicly reported net asset value per share of $10.27 as of February 28, 2014). The increase in the regular monthly cash distribution to $0.07425 per share commenced with the regular monthly cash distribution paid on April 30, 2014 to stockholders of record as of April 29, 2014.

On June 3, 2014, our board of directors declared a regular monthly cash distribution of $0.07425 per share, which will be paid on July 2, 2014 to stockholders of record on June 24, 2014. In addition, our board of directors intends to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively. The timing and amount of any future distributions (including the aforementioned special cash distributions) to stockholders are subject to restrictions under applicable law and the sole discretion of our board of directors.

We have adopted our new distribution reinvestment plan, which became effective as of June 2, 2014, that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our new distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our new distribution reinvestment plan. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock. See “Distribution Reinvestment Plan” for more information.

We may fund our cash distributions to stockholders from any sources of funds available to us, including proceeds from the sale of shares of our common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions.

The following table reflects the sources of the cash distributions on a tax basis that we have paid on our common stock during the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011:

	Three Months Ended March 31,				Year Ended December 31,
	2014		2013		2013		2012		2011
	(Unaudited)
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—	—	—	—	—
Net investment income(1)	56,237	100%	39,543	77%	212,153	100%	144,364	73%	74,663	86%
Capital gains proceeds from the sale of assets	—	—	11,641	23%	—	—	53,542	27%	11,994	14%
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—	—	—	—	—

Total	$56,237	100%	$51,184	100%	$212,153	100%	$197,906	100%	$86,657	100%

(1)	During the three months ended March 31, 2014 and 2013, 90.9% and 89.5%, respectively, of our gross investment income was attributable to cash interest earned, 7.0% and 9.2%, respectively, was attributable to non-cash accretion of discount and 2.1% and 1.3%, respectively, was attributable to PIK interest. During the years ended December 31, 2013, 2012 and 2011, 89.3%, 92.1% and 89.6%, respectively, of our gross investment income was attributable to cash interest earned, 9.1%, 6.8% and 9.2%, respectively, was attributable to non-cash accretion of discount and 1.6%, 1.1% and 1.2%, respectively, was attributable to PIK interest.

Our net investment income on a tax basis for the three months ended March 31, 2014 and 2013 was $51,851 and $57,068, respectively. As of March 31, 2014, we had $151,267 of undistributed net investment income and realized gains on a tax basis. Our net investment income on a tax basis for the years ended December 31, 2013, 2012 and 2011 was $236,936, $185,513 and $91,254, respectively. As of December 31, 2013, 2012 and 2011, we had $137,867, $57,740 and $16,591, respectively, of undistributed net investment income and realized gains on a tax basis. Our undistributed net investment income on a tax basis as of December 31, 2012 was adjusted following the filing of our 2012 tax return in September 2013. The adjustment was primarily due to tax-basis income received by us during the year ended December 31, 2012 exceeding GAAP-basis income with respect to collateralized securities and interests in partnerships held in our investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by us subsequent to the filing of our annual report on Form 10-K for the year ended December 31, 2012.

The difference between our GAAP-basis net investment income and our tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by us, the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes, the reversal of non-deductible excise taxes and, with respect to the years ended December 31, 2012 and 2011, the inclusion of a portion of the periodic net settlement payments due on the total return swap in tax-basis net investment income and the amount by which tax-basis income received by us with respect to collateralized securities and interests in partnerships exceeded our GAAP-basis income.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2014 and 2013 and the years ended December 31, 2013, 2012 and 2011:

	Three Months Ended March 31,		Year Ended December 31,
	2014	2013	2013	2012	2011
	(Unaudited)
GAAP-basis net investment income	$55,877	$50,729	$244,976	$133,907	$71,364
Tax accretion of discount on investments	—	—	—	—	4,035
Reversal of incentive fee accrual on unrealized gains	(199)	6,350	2,583	27,960	(4,063)
Taxable income adjustment on collateralized securities and partnerships	—	—	—	9,355	14,446
Excise taxes	—	—	5,742	500	—
Tax-basis net investment income portion of total return swap payments	—	—	—	12,356	5,169
Reclassification of unamortized original issue discount	(3,964)	—	(15,904)	—	—
Other miscellaneous differences	137	(11)	(461)	1,435	303

Tax-basis net investment income	$51,851	$57,068	$236,936	$185,513	$91,254

We may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2013, we increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $8,441 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $6,633 and $1,808, respectively. During the years ended December 31, 2012 and 2011, we reduced accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $13,480 and $9,385, respectively, and increased accumulated undistributed (distributions in excess of) net investment income by $13,480 and $9,385, respectively, to reflect the reclassification of a portion of realized gains on the TRS into tax-basis net investment income.

The determination of the tax attributes of our distributions is made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2014 and December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2014	Year Ended December 31, 2013
	(Unaudited)
Distributable ordinary income	$78,137	$82,523
Distributable realized gains	73,130	55,344
Incentive fee accrual on unrealized gains	(30,344)	(30,543)
Unamortized organization costs	(418)	(429)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	77,465	67,085

	$197,970	$173,980

(1)	As of March 31, 2014 and December 31, 2013, the gross unrealized appreciation on our investments and gain on foreign currency was $135,516 and $136,679, respectively. As of March 31, 2014 and December 31, 2013 and 2012, the gross unrealized depreciation on our investments and loss on foreign currency was $58,051 and $69,594, respectively.

The aggregate cost of our investments for federal income tax purposes totaled $4,000,025 and $4,070,314 as of March 31, 2014 and December 31, 2013, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $77,465 and $67,085 as of March 31, 2014 and December 31, 2013, respectively.

Critical Accounting Policies

Our financial statements are prepared in conformity with GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management’s most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management has made estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management has utilized available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As we execute our operating plans, we will describe additional critical accounting policies in the notes to our future financial statements in addition to those discussed below.

Valuation of Portfolio Investments

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with FB Advisor’s management team providing a preliminary valuation of each portfolio company or investment to our valuation committee, which valuation may be obtained from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with our valuation committee;

•

our valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors allocates the cost basis in the investment between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

Our investments as of March 31, 2014 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Thirty-one senior secured loan investments, one senior secured bond investment, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment and one equity investment, each of which was newly-issued and purchased near March 31, 2014, were valued at cost, as our board of directors determined that the cost of each such investment was the best indication of its fair value. Also, one equity investment which is traded on an active public market was valued at its closing price on March 31, 2014 and two equity/other investments were valued by an independent third-party pricing service in the manner described above.

Our investments as of December 31, 2013 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Twenty-seven senior secured loan investments, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Also, one equity investment which is traded on an active public market was valued at its closing price as of December 31, 2013.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, including the use of an independent valuation firm. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Revenue Recognition

Security transactions are accounted for on the trade date. We record interest income on an accrual basis to the extent that we expect to collect such amounts. We record dividend income on the ex-dividend date. We do not accrue as a receivable interest or dividends on loans and securities if we have reason to doubt our ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and we amortize such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. We record prepayment premiums on loans and securities as fee income when we receive such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency

Gains or losses on the sale of investments are calculated by using the specific identification method. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee

Pursuant to the terms of the investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). Such fee will equal 20.0% of our incentive fee capital gains (i.e., our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, we changed our methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if our entire portfolio were liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee

Pursuant to the investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on our net assets, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor will not earn this incentive fee for any quarter until our pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once our pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until our pre-incentive fee net investment income for such quarter equals 2.5%, or 10.0% annually, of our net assets. Thereafter, FB Advisor will receive 20.0% of pre-incentive fee net investment income.

The subordinated incentive fee on income is subject to the total return requirement which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

In anticipation of the listing of our common stock on the NYSE, FB Advisor recommended that the investment advisory agreement be amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8.0% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. Our board of directors has approved this amendment, and we have called a special meeting of our stockholders for June 23, 2014, at which our stockholders will be asked to vote on the proposal. Pending stockholder approval of this proposal, FB Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that such fee equals 1.75% of the average value of our gross assets. There can be no assurance this waiver will continue in the future.

Uncertainty in Income Taxes

We evaluate our tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in our consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. We recognize interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in our consolidated statements of operations. During the three months ended March 31, 2014 and the year ended December 31, 2013, we did not incur any interest or penalties.

Contractual Obligations

We have entered into agreements with FB Advisor to provide us with investment advisory and administrative services. Payments for investment advisory services under the investment advisory agreement are equal to (a) an annual base management fee of 2.0% of the average value of our gross assets and (b) an incentive fee based on our performance. FB Advisor, and to the extent it is required to provide such services, our sub-adviser, are reimbursed for administrative expenses incurred on our behalf. In anticipation of the listing of our shares of common stock on the NYSE, FB Advisor recommended that the investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8.0% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. Our board of directors has approved this amendment, and we have called a special meeting of our stockholders for June 23, 2014, at which our stockholders will be asked to vote on the proposal. Pending stockholder approval of this proposal, FB Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that the fee received equals 1.75% of the average value of our gross assets. There can be no assurance that this waiver will continue in the future.

For the three months ended March 31, 2014 and 2013, we incurred $22,371 and $22,206, respectively, in base management fees and $1,200 and $1,436, respectively, in administrative services expenses. In addition, FB Advisor is eligible to receive incentive fees based on the performance of our portfolio. During the three months ended March 31, 2014 and 2013, we accrued subordinated incentive fees on income of $15,178 and $14,228, respectively, based upon the performance of our portfolio. During the three months ended March 31, 2014, we paid FB Advisor $14,303 in subordinated incentive fees on income. As of March 31, 2014, a subordinated incentive fee on income of $15,178 was payable to FB Advisor. During the three months ended March 31, 2014 and 2013, we accrued capital gains incentive fees of $4,836 and $6,350, respectively, based on the performance of our portfolio. As of December 31, 2013, we had accrued capital gains incentive fees of $32,133 based on the performance of our portfolio, of which $30,543 was based on unrealized gains and $1,590 was based on realized gains. We paid FB Advisor $1,590 in capital gains incentive fees during the three months ended March 31, 2014. As of March 31, 2014, we had accrued $35,379 in capital gains incentive fees, of which only $5,035 was based on realized gains and was payable to FB Advisor.

For the years ended December 31, 2013, 2012 and 2011, we incurred $90,247, $68,059 and $27,791, respectively, in base management fees and $5,165, $5,297 and $2,625, respectively, in administrative services expenses. In addition, FB Advisor is eligible to receive incentive fees based on the performance of our portfolio. During the years ended December 31, 2013, 2012 and 2011, we accrued subordinated incentive fees on income of $62,253, $13,393 and $0, respectively, based upon the performance of our portfolio. During the year ended December 31, 2013, we paid FB Advisor $61,343 in subordinated incentive fees on income. As of December 31, 2013, a subordinated incentive fee on income of $14,303 was payable to FB Advisor. During the years ended December 31, 2013 and 2012, we accrued $4,173 and $39,751, respectively, of capital gains incentive fees based on the performance of our portfolio, of which $2,583 and $27,960, respectively, was based on unrealized gains and $1,590 and $11,791, respectively, was based on realized gains. We paid FB Advisor $11,791 in capital gains incentive fees during the year ended December 31, 2013. During the year ended December 31, 2011, we reversed $4,063 in capital gains incentive fees accrued by us as of December 31, 2010 as a result of unrealized losses in our portfolio during the year ended December 31, 2011. As of December 31, 2013, we had accrued $32,133 in capital gains incentive fees, of which only $1,590 was based on realized gains and was payable to FB Advisor.

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings under the Arch Street credit facility, the Broad Street credit facility, the JPM Facility and the Walnut Street credit facility at March 31, 2014 is as follows:

	Payments Due By Period
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Borrowings of Arch Street(1)	$373,682	—	$373,682	—	—
Borrowings of Broad Street(2)	$125,000	$125,000	—	—	—
Borrowings of Race Street(3)	$950,000	$950,000	—	—	—
Borrowings of Walnut Street(4)	$239,800	—	—	$239,800	—

(1)	At March 31, 2014, no amounts remained unused under the Arch Street credit facility. On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility to, among other things, reduce the maximum commitments thereunder to $350,000. On April 2, 2014, Arch Street repaid $23,682, on the Arch Street credit facility. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 29, 2016.

(2)	At March 31, 2014, no amounts remained unused under the Broad Street credit facility. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on December 20, 2014.

(3)	At March 31, 2014, no amounts remained unused under the JPM Facility. Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. As of March 31, 2014, the final repurchase transaction was scheduled to occur no later than April 15, 2017.

(4)	At March 31, 2014, $60,200 remained unused under the Walnut Street credit facility. All such amounts will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 17, 2017.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Recently Issued Accounting Standards

None.

Related Party Transactions

Compensation of our Former Dealer Manager, Investment Adviser and Administrator

Pursuant to both the former investment advisory agreement and the investment advisory agreement, FB Advisor provides us with investment advisory services. FB Advisor is entitled to an annual base management fee of 2.0% of the average value of our gross assets and an incentive fee based on our performance. We commenced accruing fees under the former investment advisory agreement on January 2, 2009, upon commencement of our operations. Base management fees are paid on a quarterly basis in arrears.

The incentive fee consists of two parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a “hurdle rate” equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. Under the former investment advisory agreement, the hurdle rate used to compute the subordinated incentive fee on income was based on adjusted capital (as defined in the former investment advisory agreement). Under the investment advisory agreement, the hurdle rate used to compute the subordinated incentive fee on income is based on the net asset value of our assets rather than adjusted capital. In addition, under the investment advisory agreement, the subordinated incentive fee on income is subject to the total return requirement.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is accrued for on a quarterly basis and, if earned, is paid annually. We accrue the incentive fee based on net realized and unrealized gains; however, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. See “—Critical Accounting Policies—Capital Gains Incentive Fee.”

In anticipation of the listing of our common stock on the NYSE, FB Advisor recommended that the investment advisory agreement be amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8.0% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. Our board of directors has approved this amendment, and we have called a special meeting of our stockholders for June 23, 2014, at which our stockholders will be asked to vote on the proposal. Pending stockholder approval of this proposal, FB Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that such fee equals 1.75% of the average value of our gross assets. There can be no assurance this waiver will continue in the future.

Franklin Square Holdings has funded certain of our offering costs and organization costs. Under the terms of the former investment advisory agreement, when our registration statement was declared effective by the SEC and we were successful in satisfying the minimum offering requirement, FB Advisor became entitled to receive 1.5% of gross proceeds raised in our continuous public offering of common stock until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) had been recovered. On January 2, 2009, we satisfied the minimum offering requirement. We paid total reimbursements of $0, $0, $0 and $641 to FB Advisor and its affiliates during the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively. The reimbursements are recorded as a reduction of capital. As of March 31, 2014, no amounts remain reimbursable to FB Advisor and its affiliates under this arrangement.

Pursuant to the former investment advisory agreement, we reimbursed FB Advisor for expenses necessary to perform services related to our administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that we estimated we would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. Our board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to us of obtaining similar services from third-party providers known to be available. In addition, our board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, our board of directors compared the total amount paid to FB Advisor for such services as a percentage of our net assets to the same ratio as reported by other comparable BDCs.

Pursuant to the administration agreement, FB Advisor provides administrative services necessary for our operation, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There is no separate fee paid by us to FB Advisor in connection with the services provided under the administration agreement; provided, however, that we will reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities thereunder. FB Advisor will allocate the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics.

The following table describes the fees and expenses accrued under the former investment advisory agreement and the previously effective dealer manager agreement during the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011:

			Three Months Ended March 31, 2014	Year Ended December 31,
Related Party	Source Agreement	Description		2013	2012	2011
			(Unaudited)
FB Advisor	Former Investment Advisory Agreement	Base Management Fee(1)	$22,371	$90,247	$68,059	$27,791
FB Advisor	Former Investment Advisory Agreement	Capital Gains Incentive Fee(2)	$4,836	$4,173	$39,751	$(4,063)
FB Advisor	Former Investment Advisory Agreement	Subordinated Incentive Fee on Income(3)	$15,178	$62,253	$13,393	—
FB Advisor	Former Investment Advisory Agreement	Administrative Services Expenses(4)	$1,200	$5,165	$5,297	$2,625
FS2	Dealer Manager Agreement	Dealer Manager Fee(5)	—	—	$15,842	$22,109

(1)	During the three months ended March 31, 2014, $22,696 in base management fees were paid to FB Advisor. As of March 31, 2014, $22,375 in base management fees were payable to FB Advisor. During the years ended December 31, 2013, 2012 and 2011, $89,054, $56,124 and $21,517, respectively, in base management fees were paid to FB Advisor.

(2)	During the three months ended March 31, 2014, we accrued capital gains incentive fees of $4,836, based on the performance of our portfolio. As of March 31, 2014, we accrued $35,379 in capital gains incentive fees, of which $30,344 was based on unrealized gains and $5,035 was based on realized gains. We paid FB Advisor $1,590 in capital gains incentive fees during the three months ended March 31, 2014. During the year ended December 31, 2013, we accrued capital gains incentive fees of $4,173 based on the performance of our portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. During the year ended December 31, 2012, we accrued capital gains incentive fees of $39,751 based on the performance of our portfolio, of which $27,960 was based on unrealized gains and $11,791 was based on realized gains. During the year ended December 31, 2011, we reversed $4,063 in capital gains incentive fees accrued by us as of December 31, 2010 as a result of unrealized losses in our portfolio during the year ended December 31, 2011. No such fees are actually payable by us with respect to such unrealized gains unless and until those gains are actually realized.

(3)	During the three months end March 31, 2014 and the year ended December 31, 2013, $14,303 and $61,343, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2014, a subordinated incentive fee on income of $15,178 was payable to FB Advisor.

(4)	During the three months end March 31, 2014, $873 of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FB Advisor and the remainder related to other reimbursable expenses. We paid $533 in administrative services expenses to FB Advisor during the three months end March 31, 2014. During the years ended December 31, 2013, 2012 and 2011, $4,463, $4,772 and $2,501, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to us by FB Advisor and the remainder related to other reimbursable expenses. We paid $4,959, $4,504 and $2,781, respectively, in administrative services expenses to FB Advisor during the years ended December 31, 2013, 2012 and 2011.

(5)	Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Our former dealer manager for our continuous public offering of common stock was FS2, which is one of our affiliates. Under the previously effective dealer manager agreement with FS2, FS2 was entitled to receive sales commissions and dealer manager fees in connection with the sale of shares of common stock in our continuous public offering, all or a portion of which were re-allowed to selected broker dealers. Our continuous public offering closed to new investors in May 2012.

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to Franklin Square Holdings’ other affiliated BDCs and affiliated closed-end management investment company. As a result, such personnel provide investment advisory services to us and each of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC, is currently making private corporate debt investments for clients other than us, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, if necessary, so that we will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to us.

Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

Pursuant to the expense reimbursement agreement, Franklin Square Holdings agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from proceeds from the sale of shares of our common stock or borrowings. See “—Overview—Expense Reimbursement” for a detailed description of the expense reimbursement agreement.

During the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, no such reimbursements were required from Franklin Square Holdings.

Recent Developments

Listing on the NYSE

On April 16, 2014, our shares of common stock were listed on the NYSE, and began trading under the ticker symbol “FSIC”.

Listing Tender Offer

On April 16, 2014, we commenced the listing tender offer to purchase for cash up to $250,000 in value of our shares of common stock from our stockholders. In accordance with the terms of the listing tender offer, we selected the lowest price, not greater than $11.00 per share or less than $10.35 per share, net to the tendering stockholder in cash, less any applicable withholding taxes and without interest, that enabled us to purchase the maximum number of shares of common stock properly tendered in the listing tender offer and not properly withdrawn having an aggregate purchase price of up to $250,000.

The listing tender offer expired at 5:00 p.m., New York City time, on May 28, 2014. Pursuant to the listing tender offer, we accepted for purchase 23,255,813 shares of common stock at a purchase price of $10.75 per share, for an aggregate cost of approximately $250,000, excluding fees and expenses relating to the listing tender offer. The 23,255,813 shares of common stock accepted for purchase in the listing tender offer represented approximately 8.9% of our issued and outstanding shares of common stock as of May 28, 2014.

Based on the final count by Computershare Trust Company, N.A., the depositary and paying agent for the listing tender offer, a total of 24,075,768 shares of common stock were properly tendered and not properly withdrawn at or below the purchase price of $10.75 per share.

Due to the oversubscription of the listing tender offer, based on the final count described above, we accepted for purchase on a pro rata basis approximately 96.6% of the shares tendered in the listing tender offer. Following settlement of the listing tender offer, we had approximately 239,026,360 shares of common stock outstanding. We used available cash and/or borrowings under the ING credit facility to fund purchases of common stock in the listing tender offer and to pay for all related fees and expenses.

Investment Advisory Agreement

On April 16, 2014, we entered into the investment advisory agreement with FB Advisor. The investment advisory agreement amended and restated the former investment advisory agreement. The investment advisory agreement became effective upon the listing of our common stock on the NYSE. In anticipation of the listing of our common stock on the NYSE, FB Advisor recommended that the investment advisory agreement be amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on our net assets, from 8.0% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of our gross assets. Our board of directors has approved this amendment, and we have called a special meeting of our stockholders scheduled for June 23, 2014, at which stockholders will be asked to vote on the proposal. Pending stockholder approval of this proposal, FB Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the investment advisory agreement so that such fee equals 1.75% of the average value of our gross assets. There can be no assurance this waiver will continue in the future. See “Investment Advisory Agreement” for more information.

Administration Agreement

On April 16, 2014, we entered into the administration agreement with FB Advisor relating to the administrative services previously provided by FB Advisor to us under the former investment advisory agreement. The administration agreement became effective upon the listing of our common stock on the NYSE. See “Administrative Services” for more information.

Distribution Reinvestment Plan

We have adopted our new distribution reinvestment plan, which became effective as of June 2, 2014, that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our new distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our new distribution reinvestment plan. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock. See “Distribution Reinvestment Plan” for more information.

Distributions

Our board of directors intends to declare two special cash distributions, each in the amount of $0.10 per share of our common stock, that will be paid on August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively. The timing and amount of any future distributions (including the aforementioned special cash distributions) to stockholders are subject to restrictions under applicable law and the sole discretion of our board of directors. If we purchase tendered shares of our common stock before the record date for any future regular or special cash distribution, tendering stockholders will not receive such distributions.

ING Credit Facility

On April 3, 2014, we entered into the ING credit facility with ING. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for us to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. Our obligations under the ING credit facility are guaranteed by all of our subsidiaries, other than its special-purpose financing subsidiaries. Our obligations under the ING credit facility are secured by a first priority security interest in substantially all of our assets and our subsidiary guarantors thereunder.

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which we elect the base rate option is payable at a rate equal to 1.5% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1.0% per annum and (ii) loans for which we elect the Eurocurrency option is payable at a rate equal to 2.5% per annum plus adjusted LIBOR for a period of one, three or six months, at our election. The ING credit facility will be subject to a non-usage fee of (a) 1% per annum on the unused portion of the commitment under the ING credit facility for each day such unused portion exceeds 65.0% of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is 35.0% or less. We will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, we made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, we must comply with the following financial covenants: (a) our minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of our assets and subsidiaries as of the last day of such fiscal quarter and (ii) approximately $2,000,000 (less amounts paid to purchase common stock in the listing tender offer), plus 50% of the net proceeds of any post-closing equity offerings; (b) we must maintain at all times a 200% asset coverage ratio; (c) the sum of (x) our and the guarantors’ Net Worth (defined as stockholders’ equity minus the net asset value held by us in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must at all times be at least equal to the sum of (A) any of our unsecured longer-term debt and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the Covered Debt Amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain of our other permitted debt) for more than 30 business days during any period during which the Covered Debt Amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for facilities of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, we must pay interest at a default rate.

Trademark License Agreement

On April 16, 2014, in connection with the listing of our common stock on the NYSE, we entered into a trademark license agreement, or the Trademark License Agreement, with Franklin Square Holdings. See “Certain Relationships and Related Party Transactions—Trademark License Agreement.”

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2014, 71.3% of our portfolio investments (based on fair value) paid variable interest rates, 22.9% paid fixed interest rates, 2.5% were income producing preferred equity investments, and the remaining 3.3% consisted of non-income producing equity or other investments. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain variable rate investments we hold and to declines in the value of any fixed rate investments we hold. To the extent that a substantial portion of our investments may be in variable rate investments, an increase in interest rates would make it easier for us to meet or exceed the hurdle rate applicable to the subordinated incentive fee on income, and may result in a substantial increase in our net investment income and to the amount of incentive fees payable to FB Advisor with respect to our increased pre-incentive fee net investment income.

Pursuant to the terms of the Arch Street credit facility, the Broad Street credit facility and the Walnut Street credit facility, Arch Street, Broad Street and Walnut Street, respectively, borrow at a floating rate based on LIBOR. Under the terms of the JPM Facility, Race Street pays interest to JPM at a fixed rate. To the extent that any present or future credit facilities or other financing arrangements that we or any of our subsidiaries enter into are based on a floating interest rate, we will be subject to risks relating to changes in market interest rates. In periods of rising interest rates when we or our subsidiaries have such debt outstanding, our interest expense would increase, which could reduce our net investment income, especially to the extent we hold fixed rate investments.

The following table shows the effect over a twelve month period of changes in interest rates on our interest income, interest expense and net interest income, assuming no changes in our investment portfolio and borrowing arrangements in effect as of March 31, 2014:

LIBOR Basis Point Change	Increase (Decrease) in Interest Income(1)	Increase (Decrease) in Interest Expense	Increase (Decrease) in Net Interest Income	Percentage Change in Net Interest Income
Down 25 basis points	$(781)	$(1,576)	$795	0.2%
Current LIBOR	—	—	—	—
Up 100 basis points	4,333	6,304	(1,971)	(0.5)%
Up 300 basis points	59,065	18,913	40,152	11.1%
Up 500 basis points	115,782	31,521	84,261	23.4%

(1)	Assumes no defaults or prepayments by portfolio companies over the next twelve months.

We expect that our long-term investments will be financed primarily with equity and debt. If deemed prudent, we may use interest rate risk management techniques in an effort to minimize our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. During the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, we did not engage in interest rate hedging activities.

In addition, we may have risk regarding portfolio valuation. See “—Critical Accounting Policies—Valuation of Portfolio Investments.”

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the table below as of December 31, 2013, 2012, 2011, 2010 and 2009. The report of McGladrey LLP, our independent registered public accounting firm, on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part. This information about our senior securities should be read in conjunction with our audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Dollar amounts in this section are presented in thousands, unless otherwise indicated.

Year Ended December 31,	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidation Preference per Unit(3)	Average Market Value per Unit(4) (Exclude Bank Loans)
Financing Facilities(5)
2009	$—	—	—	N/A
2010	$297,201	2.31	—	N/A
2011	$791,324	2.89	—	N/A
2012	$1,649,713	2.52	—	N/A
2013	$1,673,682	2.58	—	N/A

(1)	Total amount (in thousands) of each class of senior securities outstanding at the end of the period presented.

(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.

(4)	Not applicable because senior securities are not registered for public trading.

(5)	See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a description of our financing facilities. Amounts for the year ended December 31, 2011 include the TRS, which Arch Street entered into on March 18, 2011 and terminated on August 29, 2012. For purposes of determining our compliance with the asset coverage ratio test applicable to BDCs, we agreed with the staff of the SEC to treat the outstanding notional amount of the TRS, less the initial amount of any cash collateral required to be posted under the TRS, as a senior security for the life of that instrument.

PRICE RANGE OF COMMON STOCK

Our common stock began trading on the NYSE under the ticker symbol “FSIC” on April 16, 2014. The following table lists the high and low closing sale price for our common stock, the closing sale price as a percentage of net asset value and distributions per share since April 16, 2014.

		Closing Sales Price		Premium (Discount) of High Sales Price to Net Asset Value per Share(1)	Premium (Discount) of Low Sales Price to Net Asset Value per Share(1)	Distributions per Share
Period	Net Asset Value per Share(1)	High(2)	Low(2)
Fiscal Year Ending December 31, 2014
Second Quarter (April 16, 2014 through June 13, 2014)	N/A	$10.67	$10.07	N/A	N/A	$0.1485	(3)

(1)	Net asset value for the period presented has not been determined.
(2)	Closing sales price is the high or low closing sales price during the applicable period, without adjustment for distributions.
(3)	Includes two distributions of $0.07425 each, the first paid May 30, 2014 to stockholders of record as of May 29, 2014 and the second paid April 30, 2014 to stockholders of record as of April 29, 2014.

Shares of BDCs may trade at a market price that is less than the net asset value that is attributable to those shares. Our net asset value per share was $10.28 as of March 31, 2014. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

On June 13, 2014, the last reported closing price of our common stock was $10.34 per share. As of June 10, 2014, we had 5,186 stockholders of record.

RATIOS OF EARNINGS TO FIXED CHARGES

The following table contains our ratios of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our audited and unaudited consolidated financial statements, including the notes to those statements, included in this prospectus.

Dollar amounts in thousands	For the Three Months Ended March 31, 2014	For the Years Ended December 31,
		2013	2012	2011	2010	2009
Earnings(1)
Net investment income (after taxes)	$55,877	$244,976	$133,907	$71,364	$9,392	$2,151
Add: Net realized gain (losses) gains on investments	13,803	46,903	67,022	20,089	9,081	1,030
Add: Net change in unrealized appreciation (depreciation)	10,380	(26,039)	129,270	(37,983)	9,791	8,275

Total Earnings	$80,060	$265,840	$330,199	$53,470	$28,264	$11,456

Fixed Charges(2)
Interest and expenses on debt	$12,700	$50,763	$30,227	$11,334	$3,881	$—

Ratio of Total Earnings to Fixed Charges	6.30	5.24	10.92	4.72	7.28	—
Ratio of Net Investment Income to Fixed Charges	4.40	4.83	4.43	6.30	2.42	—

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

(2)	Fixed charges include interest and related expenses on our financing facilities.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock, not exceeding 25% of our then outstanding common stock, below our then current net asset value per share in one or more public offerings of our common stock. In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors, may also consider a variety of factors, including:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;

•	The relationship of recent market prices of our common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors may also consider the fact that a sale of shares of common stock at a discount will benefit FB Advisor, as FB Advisor will earn additional investment base management fees on the proceeds of such offerings, as it would from the offering of any of our other securities or from the offering of common stock at premium to net asset value per share.

Sales by us of our common stock at a discount to net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not sell shares of our common stock pursuant to stockholder approval (or any rights or warrants to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement where such offering will result in (i) greater than 15% dilution in the aggregate to existing stockholder net asset value, (ii) us receiving an auditor’s going-concern opinion or (iii) a material adverse change making the financial statements materially misleading. The limitation in clause (i) above would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our net asset value per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than net asset value per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below net asset value per share by us or who do not buy additional shares in the secondary market at the same or lower price obtained by us in the offering (after expenses and any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the net asset value per share of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in net asset value per share. A decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of net asset value dilution that would be experienced by a nonparticipating stockholder in four different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from presentation below.

The examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share); and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and any underwriting discounts and commissions (a 100% discount to net asset value per share).

		Example 1 5% offering at 5% Discount		Example 2 10% offering at 10% Discount		Example 3 20% offering at 20% Discount		Example 4 25% offering at 100% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.05	—	$9.52	—	$8.47	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Decrease to Net Asset Value per Share
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%	1,250,000	25.00%
Net Asset Value per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%	$8.00	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000
Percentage Held by Stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.83%	(17.00)%	0.80%	(20.00)%
Total Asset Values
Total Net Asset Value Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,700	(3.30)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)	—	$(200)	—	$(900)	—	$(3,300)	—	$(20,000)	—
Per Share Amounts
Net Asset Value per Share Held by Stockholder A	—	$9.98	—	$9.91	—	$9.67	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.33)	—	$(2.00)	—
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(3.30)%	—	(20.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering by us of shares at a price below net asset value per share or who buy additional shares in the secondary market at the same or lower price as obtained by us in the offering (after expenses and any underwriting discounts and commissions) will experience the same types of net asset value per share dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in the shares immediately prior to the offering. The level of net asset value per share dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Our existing stockholders who buy more than such percentage will experience net asset value per share dilution, but will, in contrast to our existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in the future in which such stockholder does not participate, in which case such stockholder will experience net asset value per share dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of our offering and level of discount to net asset value per share increases.

The following examples assume that Entity XYZ has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effect in the hypothetical 20% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,000 shares, which is 0.50% of the offering of 200,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,000 shares, which is 1.50% of the offering of 200,000 shares rather than their 1.00% proportionate share).

The prospectus pursuant to which any offering at a price less than the then-current net asset value per share is made will include a chart for its example based on the actual number of shares in such offering and the actual discount to the most recently determined net asset value per share.

		50% Participation		150% Participation
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$8.47	—	$8.47	—
Net proceeds per share to issuer	—	$8.00	—	$8.00	—
Increases in Shares and Decrease to Net Asset Value per Share
Total shares outstanding	1,000,000	1,200,000	20.00%	1,200,000	20.00%
Net Asset Value per share	$10.00	$9.67	(3.30)%	$9.67	(3.30)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,000	10.00%	13,000	30.00%
Percentage held by stockholder A	1.0%	0.92%	(8.00)%	1.08%	8.00%
Total Asset Values
Total Net Asset Value held by stockholder A	$100,000	$106,370	6.37%	$125,710	25.71%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$108,470	8.47%	$125,410	25.41%
Total (dilution)/accretion to stockholder A (total net asset value per share less total investment)	—	(2,100)	—	$300	—
Per Share Amounts
Net Asset Value per share held by stockholder A	—	$9.67	—	$9.67	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.86	(1.40)%	$9.65	(3.50)%
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.19)	—	$0.02	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(1.93)%	—	0.21%

Impact on New Investors

The following examples illustrate the level of net asset value dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount to net asset value per share, although it is not possible to predict the level of market price decline that may also occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering by us below net asset value per share and whose investment per share is greater than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering by us of shares at a price below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to expenses and any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings by us. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of net asset value per share dilution or accretion that would be experienced by a new stockholder of Entity XYZ who purchases the same percentage (1.00%) of shares in the three different hypothetical offerings of common stock of different sizes and levels of discount to net asset value per share. The examples assume that Entity XYZ has 1,000,000 shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00, respectively. The table below illustrates the dilutive and accretive effects on stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and any underwriting discounts and commissions (a 5% discount to net asset value per share); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and any underwriting discounts and commissions (a 10% discount to net asset value per share); and (3) an offering of 200,000 shares (20% of the outstanding shares) at $8.00 per share after offering expenses and any underwriting discounts and commissions (a 20% discount to net asset value per share).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
	Prior to Sale Below Net Asset Value per Share	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.05	—	$9.52	—	$8.47	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$8.00	—
Decrease to Net Asset Value per Share
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,200,000	20.00%
Net Asset Value per Share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.67	(3.30)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,000	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.17%	—
Total Asset Values
Total Net Asset Value held by stockholder A	—	$4,990	—	$9,910	—	$19,340	—
Total investment by stockholder A	—	$5,025	—	$9,952	—	$16,940	—
Total dilution to stockholder A (total net asset value less total investment)	—	$(35)	—	$390	—	$2,400	—
Per Share Amounts
Net asset value per share held by stockholder A	—	$9.98	—	$9.91	—	$9.67	—
Investment per share held by stockholder A	—	$10.05	—	$9.52	—	$8.47	—
(Dilution)/accretion per share held by stockholder A (net asset value per share less investment per share)	—	$(0.07)	—	$0.39	—	$1.20	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(0.70)%	—	4.10%	—	14.17%

INVESTMENT OBJECTIVES AND STRATEGY

We were incorporated under the general corporation laws of the State of Maryland in December 2007 and commenced operations in January 2009. We are an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. In addition, we have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on our average gross assets as well as incentive fees based on our performance. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and make investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor. GDFM is a subsidiary of GSO, the credit platform of Blackstone, a leading global alternative asset manager and provider of financial advisory services. GSO is one of the world’s largest credit platforms in the alternative asset business with approximately $66.0 billion in assets under management as of March 31, 2014.

Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We seek to meet our investment objectives by:

•

utilizing the experience and expertise of the management teams of FB Advisor and GDFM, along with the broader resources of GSO, which include its access to the relationships and human capital of its parent, Blackstone, in sourcing, evaluating and structuring transactions;

•	employing a defensive investment approach focused on long-term credit performance and principal protection;

•

focusing primarily on debt investments in a broad array of private U.S. companies, including middle-market companies, which we define as companies with annual revenues of $50 million to $2.5 billion at the time of investment. In many market environments, we believe such a focus offers an opportunity for superior risk adjusted returns;

•	investing primarily in established, stable enterprises with positive cash flows; and

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio.

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private middle-market U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities.

The senior secured and second lien secured loans in which we invest generally have stated terms of three to seven years and any subordinated debt investments that we make generally will have stated terms of up to ten years, but the expected average life of such securities is generally between three and seven years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. The loans in which we invest may be rated by a NRSRO and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). We also invest in non-rated debt securities.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, BDCs generally are not permitted to co-invest with certain affiliated entities in transactions originated by the BDC or its affiliates in the absence of an exemptive order from the SEC. However, BDCs are permitted to, and may, co-invest in transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

To seek to enhance our returns, we employ leverage as market conditions permit and at the discretion of FB Advisor, but in no event will leverage employed exceed 50% of the value of our assets, as required by the 1940 Act.

On April 16, 2014, our shares of common stock were listed on the NYSE and began trading under the ticker symbol “FSIC”.

Our Public Offering

In May 2012, we closed our continuous public offering of common stock to new investors. We sold 247,454,171 shares (as adjusted for stock distributions) of common stock for gross proceeds of $2.6 billion in our continuous public offering.

Portfolio Update

During the year ended December 31, 2013, we made investments in portfolio companies totaling approximately $2.6 billion. During the same period, we sold investments for proceeds of approximately $1.1 billion and received principal repayments of approximately $1.4 billion. As of December 31, 2013, our investment portfolio, with a total fair value of approximately $4.1 billion, consisted of interests in 165 portfolio companies (51% in first lien senior secured loans, 22% in second lien senior secured loans, 9% in senior secured bonds, 10% in subordinated debt, 4% in collateralized securities and 4% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $190.7 million. As of December 31, 2013, the investments in our portfolio were purchased at a weighted average price of 97.3% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 40.7% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.1%, based upon the amortized cost of our investments.

During the three months ended March 31, 2014, we made investments in portfolio companies totaling approximately $471.5 million. During the same period, we sold investments for proceeds of approximately $307.0 million and received principal repayments of approximately $259.1 million. As of March 31, 2014, our investment portfolio, with a total fair value of approximately $4.1 billion, consisted of interests in 148 portfolio companies (50% in first lien senior secured loans, 22% in second lien senior secured loans, 10% in senior secured bonds, 10% in subordinated debt, 3% in collateralized securities and 5% in equity/other). The portfolio companies that comprised our portfolio as of such date had an average annual EBITDA of approximately $174.2 million. As of March 31, 2014, the investments in our portfolio were purchased at a weighted average price of

97.1% of par or stated value, as applicable, the weighted average credit rating of the investments in our portfolio that were rated (constituting approximately 32.5% of our portfolio based on the fair value of our investments) was B3 based upon the Moody’s scale and our estimated gross annual portfolio yield, prior to leverage, was 10.2% based upon the amortized cost of our investments. See “Portfolio Companies” for a list of the investments in our portfolio as of March 31, 2014. The portfolio yield does not represent an actual investment return to stockholders and may be higher than what stockholders will realize on an investment in our common stock because it does not reflect our expenses or any sales load that may have been paid by such stockholder.

Based on our regular monthly cash distribution of $ 0.07425 per share as of March 31, 2014 and our net asset value per share of $10.28 as of such date, the annualized distribution rate to stockholders as of March 31, 2014 was 8.67%. The distribution rate to stockholders does not represent an actual investment return to stockholders and may include income, realized capital gains and a return of investors’ capital. Our gross annual portfolio yield and distribution rate to stockholders are subject to change and in the future may be greater or less than the rates set forth above. See “Risk Factors” for a discussion of the uncertainties, risks and assumptions associated with these statements.

Distributions

We declared our first distribution on January 29, 2009. Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of common stock at the discretion of our board of directors

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. We have not established limits on the amount of funds we may use from available sources to make distributions. During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders. No portion of the distributions paid during the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 or 2011 represented a return of capital. There can be no assurance that we will be able to pay distributions at a specific rate or at all. See “Material U.S. Federal Income Tax Considerations.”

We currently intend to continue to make our ordinary distributions in the form of cash out of assets available for distribution. We have adopted our new distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our new distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our new distribution reinvestment plan. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock. See “Distribution Reinvestment Plan” for more information.

See “Distributions” for the cash and share distributions declared and paid during 2011, 2012, 2013 and 2014.

About FB Advisor

FB Advisor is a subsidiary of our affiliate, Franklin Square Holdings, L.P., or Franklin Square Holdings, a national sponsor of alternative investment products designed for the individual investor. FB Advisor is registered as an investment adviser with the SEC under the Advisers Act and is led by substantially the same personnel that form the investment and operations team of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC. FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC are registered investment advisers that manage Franklin Square Holdings’ other three affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively. FS Global Advisor, LLC is a registered investment adviser that manages Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. See “Risk Factors—Risks Related to FB Advisor and Its Affiliates” and “Certain Relationships and Related Party Transactions.”

In addition to managing our investments, the directors, officers and other personnel of FB Advisor also currently manage the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.	$2,717,712,000
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,734,428,000
FS Investment Corporation III(2)	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	—
FS Global Credit Opportunities Fund(3)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$63,946,000

(1)	As of March 31, 2014, except as otherwise noted below.

(2)	FS Investment Corporation III commenced operations on April 2, 2014 upon meeting its minimum offering requirement of raising gross proceeds of $2.5 million in its continuous public offering from persons who were not affiliated with FS Investment Corporation III or its investment adviser, FSIC III Advisor, LLC.

(3)	FS Global Credit Opportunities Fund commenced operations on December 12, 2013. The FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Gross assets shown as of December 31, 2013.

Our chairman and chief executive officer, Michael C. Forman, has led FB Advisor since its inception. In 2007, he co-founded Franklin Square Holdings with the goal of delivering alternative investment solutions, advised by what Franklin Square Holdings believes to be best-in-class institutional asset managers, to individual investors nationwide. In addition to leading FB Advisor, Mr. Forman currently serves as chairman, president and chief executive officer of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC,

FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC, FS Global Credit Opportunities Fund and the FSGCOF Offered Funds.

FB Advisor’s senior management team has significant experience in private lending and private equity investing, and has developed an expertise in using all levels of a firm’s capital structure to produce income-generating investments, while focusing on risk management. The team also has extensive knowledge of the managerial, operational and regulatory requirements of publicly registered alternative asset entities, such as BDCs. We believe that the active and ongoing participation by Franklin Square Holdings and its affiliates in the credit markets, and the depth of experience and disciplined investment approach of FB Advisor’s management team, will allow FB Advisor to successfully execute our investment strategy.

All investment decisions require the unanimous approval of FB Advisor’s investment committee, which is currently comprised of Mr. Forman, Gerald F. Stahlecker, our president, Zachary Klehr, our executive vice president, and Sean Coleman, our managing director. Our board of directors, including a majority of independent directors, oversees and monitors our investment performance and annually reviews the compensation we pay to FB Advisor and the compensation FB Advisor pays to GDFM to determine that the provisions of each of the investment advisory agreement and the investment sub-advisory agreement are carried out.

About GDFM

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor, according to guidelines set by FB Advisor. GDFM also serves as the investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III pursuant to the investment sub-advisory agreements between it and each of FSIC II Advisor, LLC and FSIC III Advisor, LLC, the investment advisers to FS Investment Corporation II and FS Investment Corporation III, respectively. Furthermore, GDFM’s affiliate, GSO, serves as the investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund pursuant to the investment sub-advisory agreements between it and each of FS Investment Advisor, LLC and FS Global Advisor, LLC, the investment advisers to FS Energy and Power Fund and FS Global Credit Opportunities Fund, respectively. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

GDFM is a wholly-owned subsidiary of GSO. GSO is the credit platform of Blackstone, a leading global alternative asset manager. As of March 31, 2014, GSO and its affiliates, excluding Blackstone, managed approximately $66.0 billion of assets across multiple strategies within the leveraged finance marketplace, including leveraged loans, high-yield bonds, distressed, mezzanine and private equity. As sub-adviser, GDFM makes recommendations to FB Advisor in a manner that is consistent with its existing investment and monitoring processes.

Blackstone is a leading global alternative asset manager and provider of financial advisory services. It is one of the largest independent managers of private capital in the world, with assets under management of approximately $271.8 billion as of March 31, 2014. Blackstone’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds. Blackstone is a publicly traded limited partnership that has common units which trade on the NYSE under the ticker symbol “BX”. Information about Blackstone and its various affiliates, including certain ownership, governance and financial information, is disclosed in Blackstone’s periodic filings with the SEC, which can be obtained from Blackstone’s website at http://ir.blackstone.com or the SEC’s website at www.sec.gov. Information contained on Blackstone’s website and in Blackstone’s filings with the SEC are not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider that information to be part of this prospectus or any supplements to this prospectus.

About Franklin Square Holdings

Franklin Square Holdings is a leading manager of alternative investment funds designed to enhance investors’ portfolios by providing access to asset classes, strategies and asset managers that typically have been available to only the largest institutional investors. The firm’s funds offer “endowment-style” investment strategies that help construct diversified portfolios and manage risk. Franklin Square Holdings strives not only to maximize investment returns but also to set the industry standard for best practices by focusing on transparency, investor protection and education for investment professionals and their clients.

Franklin Square Holdings was founded in Philadelphia in 2007 and seeks to establish itself as a leader in the alternative investments industry by introducing innovative credit-based income funds. Franklin Square Holdings sponsors four other funds in addition to us, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. As of March 31, 2014, Franklin Square Holdings had over $11.0 billion in total assets under management.

Our investment objectives, policies and strategies are substantially similar to those of FS Investment Corporation II and FS Investment Corporation III, which are both focused on generating current income and, to a lesser extent, long-term capital appreciation for stockholders, primarily by making investments in senior loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. In addition, substantially the same personnel that form the investment and operations team of FB Advisor form the investment and operations teams of FSIC II Advisor, LLC and FSIC III Advisor, LLC, the investment advisers of FS Investment Corporation II and FS Investment Corporation III, respectively. Each of FB Advisor, FSIC II Advisor, LLC and FSIC III Advisor, LLC has engaged GDFM to act as sub-adviser for us, FS Investment Corporation II and FS Investment Corporation III, respectively.

Market Opportunity

We believe that there are and will continue to be significant investment opportunities in the senior secured and second lien secured loan asset class, as well as investments in debt securities of middle-market companies.

Attractive Opportunities in Senior Secured and Second Lien Secured Loans

We believe that opportunities in senior secured and second lien secured loans are significant because of the variable rate structure of most senior secured debt issues and because of the strong defensive characteristics of this investment class. Given current market conditions, we believe that debt issues with variable interest rates offer a superior return profile to fixed-rate securities, since variable interest rate structures are generally less susceptible to declines in value experienced by fixed-rate securities in a rising interest rate environment.

Senior secured debt issues also provide strong defensive characteristics. Because these loans have priority in payment among an issuer’s security holders (i.e., they are due to receive payment before bondholders and equityholders), they carry the least potential risk among investments in the issuer’s capital structure. Further, these investments are secured by the issuer’s assets, which may be seized in the event of a default, if necessary. They generally also carry restrictive covenants aimed at ensuring repayment before unsecured creditors, such as most types of public bondholders, and other security holders and preserving collateral to protect against credit deterioration.

The chart below illustrates examples of the collateral used to secure senior secured and second lien secured debt.

Source: Moody’s

Opportunity in Middle-Market Private Companies

In addition to investing in senior secured and second lien secured loans generally, we believe that the market for lending to private companies, particularly middle-market private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:

Large Target Market

According to The U.S. Census Bureau, in its most recently released economic census in 2007, there were approximately 40,000 middle-market companies in the U.S. with annual revenues between $50 million and $2.5 billion, compared with approximately 1,200 companies with revenues greater than $2.5 billion. These middle-market companies represent, we believe, a significant portion of the growth segment of the U.S. economy and often require substantial capital investment to grow their businesses. In the same economic census mentioned above, The U.S. Census Bureau found that firms in this target market collectively generated $8.3 trillion in revenues and employed 32.8 million people. Middle-market companies have generated a significant number of investment opportunities for investment programs managed by our affiliates and GDFM over the past several years, and we believe that this market segment will continue to produce significant investment opportunities for us.

Limited Investment Competition

Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to middle-market companies. As tracked by S&P Capital IQ LCD, U.S. banks’ share of senior secured loans to middle-market companies contracted to 9% of overall middle-market loan volume in 2013, down from 12% in 2012 and nearly 20% in 2011. We believe this trend of reduced middle-market lending by financial institutions will continue and has the potential to accelerate as new regulations begin to take effect. We believe increased regulatory scrutiny as well as other regulatory changes have the potential to reduce banks’ lending activities and may serve to reduce further the role of banks in providing capital to middle-market companies.

Regulatory uncertainty regarding collateralized loans obligations, or CLOs, may also limit financing available to middle-market companies. Issues such as risk retention and the ability of banks to hold certain CLO securities as a result of regulatory changes may serve to inhibit future CLO creation and future lending to middle-market companies. CLOs represented 53.2% of the institutional investor base for broadly syndicated loans in 2013, as tracked by S&P Capital IQ LCD, and any decline in the formation of new CLOs will likely have broad implications for the senior secured loan marketplace and for middle-market borrowers.

We also believe that lending and originating new loans to middle-market companies, which are often private, generally requires a greater dedication of the lender’s time and resources compared to lending to larger companies, due in part to the smaller size of each investment and the often fragmented nature of information available from these companies. Further, many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in middle-market companies, and that attractive investment opportunities are often overlooked. In addition, middle-market companies may require more active monitoring and participation on the lender’s part. We believe that many large financial organizations, which often have relatively high cost structures, are not suited to deal with these factors and instead emphasize services and transactions to larger corporate clients with a consequent reduction in the availability of financing to middle-market companies.

Attractive Market Segment

We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that middle-market companies are more likely to offer attractive economics in terms of transaction pricing, up-front and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to larger companies. Further, due to a lack of coverage at many investment firms, loans to middle-market firms tend to be priced less efficiently, potentially creating attractive opportunities for investment. In addition, as compared to larger companies, middle-market companies often have simpler capital structures and carry less leverage, thus aiding the structuring and negotiation process and allowing us greater flexibility in structuring favorable transactions. We believe that these factors will result in advantageous conditions in which to pursue our investment objectives of generating current income and, to a lesser extent, long-term capital appreciation.

Characteristics of and Risks Related to Investments in Private Companies

We invest primarily in the debt of private middle-market U.S. companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress. As a result, these companies, which may present greater credit risk than public companies, may be unable to meet the obligations under their debt securities that we hold. Second, the investments themselves may often be illiquid. The securities of many of the companies in which we invest are not publicly-traded or actively-traded on the secondary market and are, instead, traded on a privately negotiated over-the-counter secondary market for institutional investors. In addition, such securities may be subject to legal and other restrictions on resale. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. These investments also may be difficult to value because little public information generally exists about private companies, requiring an experienced due diligence team to analyze and value the potential portfolio company. Finally, these companies often may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of FB Advisor and/or GDFM to obtain adequate information through their due diligence efforts to evaluate the creditworthiness of, and risks involved in, investing in these companies, and to determine the optimal time to exit an investment. These companies and their financial information will also generally not be subject to the Sarbanes-Oxley Act and other rules and regulations that govern public companies that are designed to protect investors. See “Risk Factors—Risks Related to Our Investments—An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.”

Investment Strategy

Our principal focus is to invest in senior secured and second lien secured loans of private U.S. middle-market companies, and to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. We may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from our target companies. In connection with our debt investments, we may on occasion receive equity interests such as warrants or options as additional consideration. We may also purchase minority interests in the form of common or preferred equity in our target companies, either in conjunction with one of our debt investments or through a co-investment with a financial sponsor, such as an institutional investor or private equity firm. In addition, a portion of our portfolio may be comprised of corporate bonds and other debt securities.

When identifying prospective portfolio companies, we focus primarily on the attributes set forth below, which we believe will help us generate higher total returns with an acceptable level of risk. While these criteria provide general guidelines for our investment decisions, we caution investors that, if we believe the benefits of investing are sufficiently strong, not all of these criteria necessarily will be met by each prospective portfolio company in which we choose to invest. These attributes are:

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Leading, defensible market positions. We seek to invest in companies that have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service our debt in a range of economic environments. We seek companies that can protect their competitive advantages through scale, scope, customer loyalty, product pricing or product quality versus their competitors, thereby minimizing business risk and protecting profitability.

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Investing in stable companies with positive cash flow. We seek to invest in established, stable companies with strong profitability and cash flows. Such companies, we believe, are well-positioned to maintain consistent cash flow to service and repay our loans and maintain growth in their businesses or market share. We do not intend to invest to any significant degree in start-up companies, turnaround situations or companies with speculative business plans.

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Proven management teams. We focus on companies that have experienced management teams with an established track record of success. We typically prefer our portfolio companies to have proper incentives in place to align management’s goals with ours.

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Private equity sponsorship. Often, we seek to participate in transactions sponsored by what we believe to be sophisticated and seasoned private equity firms. FB Advisor’s management team believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an endorsement of the quality of the investment. Further, by co-investing with such experienced private equity firms which commit significant sums of equity capital ranking junior in priority of payment to our debt investments, we may benefit from the due diligence review performed by the private equity firm, in addition to our own due diligence review. Further, strong private equity sponsors with significant investments at risk have the ability and a strong incentive to contribute additional capital in difficult economic times should operational or financial issues arise which could provide additional protections for our investments.

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Allocation among various issuers and industries. We seek to allocate our portfolio broadly among issuers and industries, thereby attempting to reduce the risk of a downturn in any one company or industry having a disproportionate adverse impact on the value of our portfolio.

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Viable exit strategy. While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

In addition, in an order dated June 4, 2013, the SEC granted exemptive relief that, subject to the satisfaction of certain conditions, expands our ability to co-invest in certain privately negotiated investment transactions with our co-investment affiliates, which we believe will enhance our ability to further our investment objectives and strategy.

Potential Competitive Strengths

We believe that we offer our investors the following potential competitive strengths:

Global platform with seasoned investment professionals

We believe that the breadth and depth of the experience of FB Advisor’s senior management team, together with the wider resources of GSO’s investment team, which is dedicated to sourcing, structuring, executing, monitoring and harvesting a broad range of private investments, as well as the specific expertise of GDFM, provide us with a significant competitive advantage in sourcing and analyzing attractive investment opportunities.

Long-term investment horizon

Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we are not required to return capital to our stockholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a longer-term focus, provides us with the opportunity to increase total returns on invested capital, compared to other private company investment vehicles.

GDFM transaction sourcing capability

FB Advisor seeks to leverage GDFM’s significant access to transaction flow. GDFM seeks to generate investment opportunities through syndicate and club deals (generally, investments made by a small group of investment firms) and, subject to regulatory constraints as discussed under “Regulation,” and the allocation policies of GDFM and its affiliates, as applicable, also through GSO’s direct origination channels. These include significant contacts to participants in the credit and leveraged finance marketplace, which it can draw upon in sourcing investment opportunities for us. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us. GDFM also has a significant trading platform, which, we believe, allows us access to the secondary market for investment opportunities.

Disciplined, income-oriented investment philosophy

FB Advisor and GDFM employ a defensive investment approach focused on long-term credit performance and principal protection. This investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies which would result in adverse portfolio developments.

This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation.

Investment expertise across all levels of the corporate capital structure

FB Advisor and GDFM believe that their broad expertise and experience investing at all levels of a company’s capital structure enable us to manage risk while affording us the opportunity for significant returns on our investments. We attempt to capitalize on this expertise in an effort to produce and maintain an investment portfolio that will perform in a broad range of economic conditions.

Operating and Regulatory Structure

Our investment activities are managed by FB Advisor and supervised by our board of directors, a majority of whom are independent. Under the investment advisory agreement, we have agreed to pay FB Advisor an annual base management fee based on our gross assets as well as incentive fees based on our performance. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Contractual Obligations” for a description of the fees we pay to FB Advisor.

From time to time, FB Advisor may enter into sub-advisory relationships with registered investment advisers that possess skills or attributes that FB Advisor believes will aid it in achieving our investment objectives. FB Advisor has engaged GDFM to act as our investment sub-adviser. GDFM assists FB Advisor in identifying investment opportunities and makes investment recommendations for approval by FB Advisor according to guidelines set by FB Advisor.

Pursuant to the administration agreement, we reimburse FB Advisor for expenses necessary to perform services related to our administration and operations. We reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities under the administration agreement. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics.

We have contracted with State Street Bank and Trust Company to provide various accounting and administrative services, including, but not limited to, preparing preliminary financial information for review by FB Advisor, preparing and monitoring expense budgets, maintaining accounting and corporate books and records, processing trade information provided by us and performing testing with respect to RIC compliance. We have also contracted with Vigilant Compliance, LLC to provide us with a chief compliance officer, Salvatore Faia, president of that firm.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects pursuant to the 1940 Act. Within the limits of existing regulation, we will adjust our use of debt, according to market conditions, to the level we believe will allow us to generate maximum risk-adjusted returns. See “Regulation.” We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code.

Investment Types

Our portfolio is comprised primarily of investments in senior secured loans and second lien secured loans of private U.S middle-market companies and, to a lesser extent, subordinated loans of private U.S. companies. Although we do not expect a significant portion of our portfolio to be comprised of subordinated loans, there is no limit on the amount of such loans in which we may invest. FB Advisor will seek to tailor our investment focus as market conditions evolve. Depending on market conditions, we may increase or decrease our exposure to less senior portions of the capital structure, where returns tend to be stronger in a more stable or growing economy, but less secure in weak economic environments. Below is a diagram illustrating where these investments lie in a typical portfolio company’s capital structure. Senior secured debt is situated at the top of the capital structure and typically has the first claim on the assets and cash flows of the company, followed by second lien secured debt, subordinated debt, preferred equity and, finally, common equity. Due to this priority of cash flows, an investment’s risk increases as it moves further down the capital structure. Investors are usually compensated for this risk associated with junior status in the form of higher returns, either through higher interest payments or potentially higher capital appreciation. We rely on FB Advisor’s and GDFM’s experience to structure investments, possibly using all levels of the capital structure, which we believe will perform in a broad range of economic environments.

Typical Leveraged Capital Structure Diagram

Senior Secured Loans

Senior secured loans are situated at the top of the capital structure. Because these loans generally have priority in payment, they carry the least risk among all investments in a firm. Generally, our senior secured loans are expected to have maturities of three to seven years, offer some form of amortization, and have first priority security interests in the assets of the borrower. Generally, we expect that the interest rate on our senior secured loans typically will have variable rates ranging between 6.0% and 10.0% over a standard benchmark, such as the London Interbank Offered Rate, or LIBOR.

Second Lien Secured Loans

Second lien secured loans are immediately junior to senior secured loans and have substantially the same maturities, collateral and covenant structures as senior secured loans. Second lien secured loans, however, are granted a second priority security interest in the assets of the borrower. In return for this junior ranking, second lien secured loans generally offer higher returns compared to senior secured debt. These higher returns come in the form of higher interest and in some cases the potential for equity participation through warrants, though to a lesser extent than with subordinated loans. Generally, we expect these loans to carry a fixed or a floating current yield of 9.0% to 12.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments.

Subordinated Debt

In addition to senior secured and second lien secured loans, we also may invest a portion of our assets in subordinated debt. Subordinated debt investments usually rank junior in priority of payment to senior secured loans and second lien secured loans and are often unsecured, but are situated above preferred equity and common equity in the capital structure. In return for their junior status compared to senior secured loans and second lien secured loans, subordinated debt investments typically offer higher returns through both higher interest rates and possible equity ownership in the form of warrants, enabling the lender to participate in the capital appreciation of the borrower. These warrants typically require only a nominal cost to exercise. We intend to generally target subordinated debt with interest-only payments throughout the life of the security, with the principal due at maturity. Typically, subordinated debt investments have maturities of five to ten years. Generally, we expect these securities to carry a fixed or a floating current yield of 7.5% to 14.0% over a standard benchmark. In addition, we may receive additional returns from any warrants we may receive in connection with these investments. In some cases, a portion of the total interest may accrue or be PIK.

Equity and Equity-Related Securities

While we intend to maintain our focus on investments in debt securities, from time to time, when we see the potential for extraordinary gain, or in connection with securing particularly favorable terms in a debt investment, we may enter into non-control investments in preferred or common equity, typically in conjunction with a private equity sponsor we believe to be sophisticated and seasoned. In addition, we typically receive the right to make equity investments in a portfolio company whose debt securities we hold in connection with the next equity financing round for that company. This right will provide us with the opportunity to further enhance our returns over time through equity investments in our portfolio companies. In addition, we may hold equity-related securities consisting primarily of warrants or other equity interests generally obtained in connection with our subordinated debt or other investments. In the future, we may achieve liquidity through a merger or acquisition of a portfolio company, a public offering of a portfolio company’s stock or by exercising our right, if any, to require a portfolio company to repurchase the equity-related securities we hold. With respect to any preferred or common equity investments, we expect to target an annual investment return of at least 15%.

Non-U.S. Securities

We may invest in non-U.S. securities, which may include securities denominated in U.S. dollars or in non-U.S. currencies, to the extent permitted by the 1940 Act.

Cash and Cash Equivalents

We may maintain a certain level of cash or equivalent instruments to make follow-on investments if necessary in existing portfolio companies or to take advantage of new opportunities.

Comparison of Targeted Debt Investments to Corporate Bonds

Loans to private companies are debt instruments that can be compared to corporate bonds to aid an investor’s understanding. As with corporate bonds, loans to private companies can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations. As is the case in the corporate bond market, we will require greater returns for securities that we perceive to carry increased risk. The companies in which we invest may be leveraged, often as a result of leveraged buyouts or other recapitalization transactions, and, in many cases, will not be rated by national rating agencies. When our targeted debt investments do carry ratings from an NRSRO, we believe that such ratings generally will be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by S&P). To the extent we make unrated investments, we believe that such investments would likely receive similar ratings if they were to be examined by an NRSRO. Compared to below-investment grade corporate bonds that are typically available to the public, our targeted senior secured and second lien secured loan investments are higher in the capital structure, have priority in receiving payment, are secured by the issuer’s assets, allow the lender to seize collateral if necessary, and generally exhibit higher rates of recovery in the event of default. Corporate bonds, on the other hand, are often unsecured obligations of the issuer.

The market for loans to private companies possesses several key differences compared to the corporate bond market. For instance, due to a possible lack of debt ratings for certain middle-market firms, and also due to the reduced availability of information for private companies, investors must conduct extensive due diligence investigations before committing to an investment. This intensive due diligence process gives the investor significant access to management, which is often not possible in the case of corporate bondholders, who rely on underwriters, debt rating agencies and publicly available information for due diligence reviews and monitoring of corporate issuers. While holding these investments, private debt investors often receive monthly or quarterly updates on the portfolio company’s financial performance, along with possible representation on the company’s board of directors, which allows the investor to take remedial action quickly if conditions happen to deteriorate. Due to reduced liquidity, the relative scarcity of capital and extensive due diligence and expertise required on the part of the investor, we believe that private debt securities typically offer higher returns than corporate bonds of equivalent credit quality.

Sources of Income

The primary means through which our stockholders will receive a return of value is through interest income, dividends and capital gains generated by our investments. In addition to these sources of income, we may receive fees paid by our portfolio companies, including one-time closing fees paid at the time each investment is made and monitoring fees paid throughout the term of our investments. Closing fees typically range from 1.0% to 2.0% of the purchase price of an investment, while monitoring fees generally range from 0.25% to 1.0% of the purchase price of an investment annually. In addition, we may generate revenues in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance, consulting fees and performance-based fees.

Risk Management

We seek to limit the downside potential of our investment portfolio by:

•	applying our investment strategy guidelines for portfolio investments;

•	requiring a total return on investments (including both interest and potential appreciation) that adequately compensates us for credit risk;

•	allocating our portfolio among various issuers and industries, size permitting, with an adequate number of companies, across different industries, with different types of collateral; and

•	negotiating or seeking debt investments with covenants or features that protect us while affording portfolio companies flexibility in managing their businesses consistent with preservation of capital.

Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights. We may also enter into interest rate hedging transactions at the sole discretion of FB Advisor. Such transactions will enable us to selectively modify interest rate exposure as market conditions dictate.

Affirmative Covenants

Affirmative covenants require borrowers to take actions that are meant to ensure the solvency of the company, facilitate the lender’s monitoring of the borrower, and ensure payment of interest and loan principal due to lenders. Examples of affirmative covenants include covenants requiring the borrower to maintain adequate insurance, accounting and tax records, and to produce frequent financial reports for the benefit of the lender.

Negative Covenants

Negative covenants impose restrictions on the borrower and are meant to protect lenders from actions that the borrower may take that could harm the credit quality of the lender’s investments. Examples of negative covenants include restrictions on the payment of dividends and restrictions on the issuance of additional debt without the lender’s approval. In addition, certain covenants restrict a borrower’s activities by requiring it to meet certain earnings interest coverage ratio and leverage ratio requirements. These covenants are also referred to as financial or maintenance covenants.

Investment Process

The investment professionals employed by FB Advisor and GDFM have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Our Transaction Process

Sourcing

In order to source transactions, FB Advisor seeks to leverage GDFM’s significant access to transaction flow, along with GDFM’s trading platform. GDFM seeks to generate investment opportunities through its trading platform, through syndicate and club deals and, subject to regulatory constraints, and the allocation policies of GDFM and its affiliates, as applicable, through GSO’s direct origination channels. With respect to syndicate and club deals, GDFM has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. With respect to GDFM’s origination channel, FB Advisor seeks to leverage the global presence of GSO to generate access to a substantial amount of directly originated transactions with attractive investment characteristics. We believe that the broad network of GDFM provides a significant pipeline of investment opportunities for us.

Evaluation

Initial Review. In its initial review of an investment opportunity to present to FB Advisor, GDFM’s transaction team examines information furnished by the target company and external sources, including rating agencies, if applicable, to determine whether the investment meets our basic investment criteria and other guidelines specified by FB Advisor, within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk. For the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated GDFM research analyst, the results of which are available for the transaction team to review. In the case of a directly originated transaction, FB Advisor and GDFM conduct detailed due diligence investigations as necessary.

Credit Analysis/Due Diligence. Before undertaking an investment, the transaction team conducts a thorough due diligence review of the opportunity to ensure the company fits our investment strategy, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and projected financial results;

•	a detailed analysis of industry dynamics, competitive position, regulatory, tax and legal matters;

•	on-site visits, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

When possible, our advisory team seeks to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.

Execution

Recommendation. FB Advisor has engaged GDFM to identify and recommend investment opportunities for its approval. GDFM seeks to maintain a defensive approach toward its investment recommendations by emphasizing risk control in its transaction process, which includes (i) the pre-review of each opportunity by one of its portfolio managers to assess the general quality, value and fit relative to our portfolio, (ii) where possible, transaction structuring with a focus on preservation of capital in varying economic environments and (iii) ultimate approval of investment recommendations by GDFM’s investment committee.

Approval. After completing its internal transaction process, GDFM makes formal recommendations for review and approval by FB Advisor. In connection with its recommendation, it transmits any relevant underwriting material and other information pertinent to the decision-making process. In addition, GDFM makes its staff available to answer inquiries by FB Advisor in connection with its recommendations. The consummation of a transaction requires unanimous approval of the members of FB Advisor’s investment committee.

Monitoring

Portfolio Monitoring. FB Advisor, with the help of GDFM, monitors our portfolio with a focus toward anticipating negative credit events. To maintain portfolio company performance and help to ensure a successful exit, FB Advisor and GDFM work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.

Typically, FB Advisor and GDFM receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a quarterly basis from our portfolio companies. FB Advisor and GDFM use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing, rigorous assessment of the company’s operating performance and prospects.

In addition to various risk management and monitoring tools, FB Advisor uses an investment rating system to characterize and monitor the expected level of returns on each investment in our portfolio. FB Advisor uses an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description

1	Investment exceeding expectations and/or capital gain expected.
2	Performing investment generally executing in accordance with the portfolio company’s business plan—full return of principal and interest expected.
3	Performing investment requiring closer monitoring.
4	Underperforming investment—some loss of interest or dividend possible, but still expecting a positive return on investment.
5	Underperforming investment with expected loss of interest and some principal.

FB Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with valuing our assets, our board of directors reviews these investment ratings on a quarterly basis. In the event that our advisory team determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will attempt to sell the asset in the secondary market, if applicable, or to implement a plan to attempt to exit the investment or to correct the situation.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of March 31, 2014 and December 31, 2013 (dollar amounts are presented in thousands):

	March 31, 2014		December 31, 2013
Investment Rating	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
1	$423,296	11%	$510,687	12%
2	3,276,702	80%	3,244,518	79%
3	329,600	8%	340,238	8%
4	41,093	1%	40,034	1%
5	6,936	0%	2,104	0%

Total	$4,077,627	100%	$4,137,581	100%

The amount of the portfolio in each grading category may vary substantially from period to period resulting primarily from changes in the composition of the portfolio as a result of new investment, repayment and exit activities. In addition, changes in the grade of investments may be made to reflect our expectation of performance and changes in investment values.

Valuation Process. Each quarter, we value investments in our portfolio, and such values are disclosed each quarter in reports filed with the SEC. Investments for which market quotations are readily available are recorded at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors determines the fair value of such investments in good faith, utilizing the input of management, our valuation committee, FB Advisor and any other professionals or materials that our board of directors deems worthy and relevant, including GDFM, independent third-party pricing services and independent third-party valuation firms, if applicable. See “Determination of Net Asset Value.”

Managerial Assistance. As a BDC, we must offer, and provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Depending on the nature of the assistance required, FB Advisor or GDFM will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than FB Advisor or GDFM, will retain any fees paid for such assistance.

Exit

While we attempt to invest in securities that may be sold in a privately negotiated over-the-counter market, providing us a means by which we may exit our positions, we expect that a large portion of our portfolio may not be sold on this secondary market. For any investments that are not able to be sold within this market, we focus primarily on investing in companies whose business models and growth prospects offer attractive exit possibilities, including repayment of our investments, an initial public offering of equity securities, a merger, a sale or a recapitalization, in each case with the potential for capital gains.

Staffing

We do not currently have any employees. Each of our executive officers, aside from our chief compliance officer, Mr. Faia, is a principal, officer or employee of FB Advisor, which manages and oversees our investment operations. Mr. Faia is not affiliated with FB Advisor. See “Management—Board of Directors and Executive Officers—Executive Officers Who are Not Directors” for a biography of Mr. Faia. In the future, FB Advisor may retain additional investment personnel based upon its needs. See “Investment Advisory Agreement.”

Facilities

Our administrative and principal executive offices are located at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

Neither we nor FB Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against FB Advisor.

From time to time, we and individuals employed by FB Advisor may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that any such proceedings will have a material effect upon our financial condition or results of operations.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of our investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by our board of directors. In connection with that determination, FB Advisor provides our board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

ASC Topic 820, Fair Value Measurements and Disclosure, issued by the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, we undertake a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with FB Advisor’s management team providing a preliminary valuation of each portfolio company or investment to our valuation committee, which valuation may be obtained from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with our valuation committee;

•

our valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with our independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on our consolidated financial statements. Below is a description of factors that our board of directors may consider when valuing our debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, we may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors that our board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing our debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

Our equity interests in portfolio companies for which there is no liquid public market are valued at fair value. Our board of directors, in its analysis of fair value, may consider various factors, such as multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or our actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

Our board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. Our board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of our equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When we receive warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, our board of directors allocates the cost basis in the investment between the debt securities and any such warrants or other equity securities received at the time of origination. Our board of directors subsequently values these warrants or other equity securities received at fair value.

The fair values of our investments are determined in good faith by our board of directors. Our board of directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and consistently applied valuation process.

Our investments as of March 31, 2014 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Thirty-one senior secured loan investments, one senior secured bond investment, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment and one equity investment, each of which was newly-issued and purchased near March 31, 2014, were valued at cost, as our board of directors determined that the cost of each such investment was the best indication of its fair value. Also, one equity investment which is traded on an active public market was valued at its closing price on March 31, 2014 and two equity/other investments were valued by an independent third-party pricing service in the manner described above.

Our investments as of December 31, 2013 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, we valued our investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Twenty-seven senior secured loan investments, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of our equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Also, one equity investment which is traded on an active public market was valued at its closing price as of December 31, 2013.

We periodically benchmark the bid and ask prices we receive from the third-party pricing services against the actual prices at which we purchase and sell our investments. Based on the results of the benchmark analysis and the experience of our management in purchasing and selling these investments, we believe that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), we believe that these valuation inputs are classified as Level 3 within the fair value hierarchy. We may also use other methods to determine fair value for securities for which we cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, including the use of an independent valuation firm. We periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which we purchase and sell our investments. Our valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with our valuation process.

Determinations in Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below net asset value of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the net asset value of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then current net asset value and our board of directors decides that such an offering is in the best interest of our common stockholders, then we may undertake such an offering. See “Sales Of Common Stock Below Net Asset Value” for more information.

To the extent that the above procedures result in a possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Pursuant to our charter and bylaws, our business and affairs are managed under the direction of our board of directors. The responsibilities of our board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors has an audit committee, a valuation committee, a nominating and corporate governance committee and a compensation committee, and may establish additional committees from time to time as necessary. Although the number of directors may be increased or decreased, a decrease will not have the effect of shortening the term of any incumbent director. Any director may resign at any time and may be removed with or without cause by the stockholders upon the affirmative vote of at least a majority of all the votes entitled to be cast at a meeting called for the purpose of the proposed removal. The notice of the meeting will indicate that the purpose, or one of the purposes, of the meeting is to determine if the director is to be removed.

A vacancy created by an increase in the number of directors or the death, resignation, adjudicated incompetence or other incapacity of a director may be filled only by a vote of a majority of the remaining directors. As provided in our charter, nominations of individuals to fill the vacancy of a board seat previously filled by an independent director will be made by the remaining independent directors.

Board of Directors and Executive Officers

Our board of directors consists of ten members, six of whom are not “interested persons” of us or FB Advisor as defined in Section 2(a)(19) of the 1940 Act and are independent directors under Rule 303A.00 of the NYSE. We refer to these individuals as our independent directors. Effective as of April 16, 2014, our directors are divided into three classes, designated Class A, Class B, and Class C, with the Class A directors to hold office initially for a term expiring at the 2014 annual meeting of stockholders, the Class B directors to hold office initially for a term expiring at the 2015 annual meeting of stockholders, and the Class C directors to hold office initially for a term expiring at the 2016 annual meeting of stockholders. After such initial terms, the directors shall hold office for three-year terms, with one class’s term expiring each year. Each director will hold office for the term to which he or she is elected or until his successor is duly elected and qualified. We are prohibited from making loans or extending credit, directly or indirectly, to our directors or executive officers under Section 402 of the Sarbanes-Oxley Act.

Through its direct oversight role, and indirectly through its committees, our board of directors performs a risk oversight function for us consisting of, among other things, the following activities: (1) at regular and special board of directors meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to our performance and operations; (2) reviewing and approving, as applicable, our compliance policies and procedures; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with, or reviewing reports prepared by, the representatives of key service providers, including our investment adviser, administrator, distributor, transfer agent, custodian and independent registered public accounting firm, to review and discuss our activities and to provide direction with respect thereto; and (5) engaging the services of our chief compliance officer to test our compliance procedures and our service providers.

Mr. Forman, who is not an independent director, serves as chief executive officer and chairman of our board of directors. Our board of directors feels that Mr. Forman, as our co-founder, chief executive officer and chairman of our board of directors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of our board of directors. Our charter, as well as regulations governing BDCs generally, requires that a majority of the board of directors be independent directors. While we currently do not have a policy mandating a lead independent director, our board of directors believes that, having an independent director fill the lead director role is appropriate. On August 7, 2013, our board of directors appointed Mr. Hagan as lead independent director. The lead independent director, among other things, works with the chairman of our board of directors in the preparation of the agenda for each board meeting and in determining the need for special meetings of our board of directors, chairs any meeting of the independent directors in executive session, facilitates communications between other members of our board of directors and the chairman of our board of directors and/or the chief executive officer and otherwise consults with the chairman of our board of directors and/or the chief executive officer on matters relating to corporate governance and board of director performance. Our board of directors, after considering various factors, has concluded that this structure is appropriate given our current size and complexity and the extensive regulation to which we are subject as a BDC and as a company listed on the NYSE.

Directors

Information regarding our board of directors is set forth below. We have divided the directors into two groups—interested directors and independent directors. The address for each director is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

NAME	AGE	DIRECTOR SINCE	EXPIRATION OF TERM
Interested Directors
Michael C. Forman	53	2007	2016
David J. Adelman	42	2008	2015
Thomas J. Gravina	52	2009	2015
Michael J. Heller	48	2008	2016

Independent Directors
Gregory P. Chandler	47	2008	2016
Barry H. Frank	75	2008	2016
Michael J. Hagan	51	2011	2014
Jeffrey K. Harrow	57	2010	2014
Paul Mendelson	67	2008	2015
Pedro A. Ramos	49	2013	2014

Interested Directors

Michael C. Forman served as our chairman, president and chief executive officer from its inception until April 2013 and currently serves as our chairman and chief executive officer. He has served as the chairman and chief executive officer of FB Advisor since its inception. Mr. Forman also currently serves as chairman, president and chief executive officer of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC, and has presided in such roles since each entity’s inception in September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since inception. In May 2007, Mr. Forman co-founded Franklin Square Holdings, our affiliate and sponsor.

Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the corporate and securities department at the Philadelphia based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, or Klehr Harrison, where he was a partner from 1991 until leaving the firm to focus exclusively on investments. In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (executive committee member), the University of the Arts (executive committee member), the Vetri Foundation for Children (chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Mr. Forman has extensive experience in corporate and securities law and has founded and served in a leadership role of various companies, including FB Advisor. Our board of directors believes Mr. Forman’s experience and his positions as our and FB Advisor’s chief executive officer make him a significant asset to us.

David J. Adelman has served as our vice-chairman and the vice-chairman of FB Advisor since December 2007 and October 2007, respectively. He also currently serves as the vice-chairman of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC, and has presided in such role since each entity’s inception in September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. Mr. Adelman has significant managerial and investment experience and has served as the president and chief executive officer of Philadelphia-based Campus Apartments, Inc., or Campus Apartments, since 1997. Campus Apartments develops, manages, designs and privately finances more than 220 upscale housing facilities for colleges and universities across the United States. In 2006, Campus Apartments entered into a $1.1 billion venture with GIC Real Estate Pte Ltd., the real estate investment arm of the Government of Singapore Investment Corporation, in which Campus Apartments uses the venture’s capital to acquire, develop, operate and manage student housing projects across the United States. In addition to his duties as president and chief executive officer of Campus Apartments, Mr. Adelman has been the chief executive officer of Campus Technologies, Inc. since 2001, the vice-chairman of University City District board of directors since 1997, board member of ICG Group, Inc. since June 2011, and member of the National Multi Family Council (NMHC) and the Young President’s Organization. Mr. Adelman formerly served as a board member of Hyperion Bank and on the executive committee of the Urban Land Institute’s Philadelphia Chapter. Mr. Adelman is also an active private investor and entrepreneur, having cofounded Franklin Square Holdings with Mr. Forman. Mr. Adelman received his B.A. in Political Science from The Ohio State University.

Mr. Adelman serves as vice-chairman of FB Advisor and, together with Mr. Forman, is responsible for implementing our investment strategy. Mr. Adelman has substantial management, operational and financial expertise generated through his leadership roles for public and private companies, including his service as president and chief executive officer of Campus Apartments. Mr. Adelman also serves on the board of directors and in other leadership roles for various charitable and civic organizations. These varied activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Thomas J. Gravina currently serves as executive chairman of GPX Enterprises, L.P., a private investment firm, and its affiliates, including GPX Realty Partners, L.P., a private real estate and investment advisory firm, and has served in such capacities since cofounding GPX Enterprises, L.P. in 2006. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He has served as a member of FS Energy and Power Fund’s nominating and corporate governance committee since April 2011 and has presided as its chairman since September 2013. He was also a member of our audit committee from January 2010 to September 2011 and served as the chairman of our nominating and corporate governance committee from January 2011 through September 2013. Mr. Gravina also currently serves on the boards of trustees of FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D and has served in such role since each fund’s inception in January 2013. He is a member of FS Global Credit Opportunities Fund’s valuation committee and nominating and corporate governance committee. Mr. Gravina also currently serves as chairman and chief executive officer of EvolveIP Holdings, LLC, a cloud-based technology provider, which he cofounded in 2007. Previously, from 2000 to 2005,

Mr. Gravina served as president and chief executive officer and director of ATX Communications, Inc., a NASDAQ publicly traded communications company. Mr. Gravina also served as chairman of the board of directors of ATX Communications, Inc. from 2005 to 2006. Mr. Gravina led the multibillion dollar merger in 2000 between publicly-traded CoreComm Limited and Voyager.net, and privately-held ATX Telecommunications Services, of which he was co-chief executive officer and cofounder since 1987. Mr. Gravina is a member of the board of directors, chairman of the audit and foundation committees and is a member of the finance committee of the Philadelphia College of Osteopathic Medicine and is a member of other charitable and civic boards. Mr. Gravina received his B.S. in Business Administration from Villanova University.

Mr. Gravina has served as a member of various boards, including public company and charitable and civic organizations. In addition, his service as chairman of both public and private companies, including a private investment firm that he cofounded have provided him, in the opinion of our of board of directors, with experience and insight which is beneficial to us.

Michael J. Heller is a shareholder at the law firm of Cozen O’Connor, P.C., where he currently serves as the firm’s chief executive officer, and has served in such capacity since January 1, 2013. Immediately prior to that, Mr. Heller was the president and executive partner of Cozen O’Connor, P.C. from October 2011 to December 2013. He also currently serves on the board of trustees of FS Energy and Power Fund, the board of directors of FS Investment Corporation II, and the board of directors of FS Investment Corporation III and has presided in such roles since September 2010, February 2012, and February 2014, respectively. He previously served as the chairman of FS Energy and Power Fund’s nominating and corporate governance committee from April 2011 through September 2013 and has served as a member of its valuation committee since April 2011. He is also chairman of FS Investment Corporation II’s nominating and corporate governance committee and serves as a member of its valuation committee and has presided in such roles since February 2012 and September 2013, respectively. Mr. Heller is also a member of FS Investment Corporation III’s valuation committee and has presided in such role since February 2014. Mr. Heller is a corporate and securities lawyer, whose practice is devoted to representing private equity and venture capital funds as well as counseling entrepreneurs and middle-market businesses in various corporate matters, including the structuring of capital-raising transactions and merger and acquisition transactions. Prior to becoming the chief executive officer of Cozen O’Connor, P.C., Mr. Heller was the chairman of the Business Law Department from January 2007, and he served as vice-chairman of Cozen O’Connor, P.C.’s Business Law Department from 2002 until January 2007. Mr. Heller has been a member of the board of directors of Beachbody, LLC since November 2012. In addition, Mr. Heller has been a member of the boards of directors of Cozen O’Connor, P.C. and Hanover Fire and Casualty Insurance Company, a privately held property and casualty insurance company, and a member of the board of trustees of Thomas Jefferson University Hospital since January 2007, May 2004 and July 2012, respectively. Mr. Heller received a B.S. in Accounting, summa cum laude, from The Pennsylvania State University, and a J.D., magna cum laude, from Villanova University, where he was a Law Review editor and a member of the Order of the Coif.

Mr. Heller has extensive experience in corporate and securities law matters and has represented various private equity and venture capital funds. Further, Mr. Heller serves on the boards of several private companies and civic and charitable organizations. These activities have provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Independent Directors

Gregory P. Chandler has been chief financial officer of Emtec, Inc., a global information technology services provider, since May 2009. Mr. Chandler has also been a member of Emtec Inc.’s board of directors since 2005 where he served as chairman of the audit committee from 2005 through 2009. He also currently serves on the board of trustees of FS Energy and Power Fund and has presided in that role since September 2010. He is also the chairman of FS Energy and Power Fund’s audit committee and a member of FS Energy and Power Fund’s valuation committee and has presided in such roles since April 2011. Mr. Chandler presently serves as a director and chairman of the audit committee of the RBB Funds and serves on the board of the Enterprise Center, a non-profit organization. Mr. Chandler presently serves as a director of Spectrum Systems LLP and as an officer and director of GCVC Consulting. Previously, he served as managing director, Investment Banking, at Janney Montgomery Scott LLC from 1999 to April 2009. From 1995 to 1999, he was with PricewaterhouseCoopers, or PwC, and its predecessor Coopers and Lybrand where he assisted companies in the “Office of the CFO Practice” and also worked as a certified public accountant. During his tenure at PwC, he spent the majority of his time in the Investment Company practice. Mr. Chandler served as a logistics officer with the United States Army for four years. Mr. Chandler’s degrees include a B.S. in Engineering from the United States Military Academy at West Point and an M.B.A. from Harvard Business School. He is also a Certified Public Accountant (inactive).

Mr. Chandler has extensive experience in valuations and in negotiating debt, equity and mergers and acquisitions transactions in a variety of industries with both public and private companies. In addition, Mr. Chandler has experience managing the audits of mutual funds, hedge funds and venture capital funds. This experience has provided Mr. Chandler, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Barry H. Frank is a partner in the law firm of Archer & Greiner, P.C. (formerly Pelino & Lentz, P.C.) where he has been a partner since he joined the firm in 2003. Prior to joining Archer & Greiner, P.C., Mr. Frank was a partner in the law firm of Schnader, Harrison, Segal & Lewis, or Schnader, from 2000 through 2003. Previously, Mr. Frank had been a partner in the law firm of Mesirov, Gelman, Jaffe, Cramer & Jamieson, or Mersirov Gelman, from 1987 until 2000, when Mesirov Gelman merged with Schnader. From 1975 through 1987, Mr. Frank was a partner in the law firm of Pechner, Dorfman, Wolfe, Rounick & Cabot. Mr. Frank has focused his practice on business and corporate taxation and business and estate planning. Mr. Frank received a B.S. from Pennsylvania State University and a J.D. from the Temple University School of Law. Mr. Frank served on the board of directors of Deb Shops, Inc., formerly listed on NASDAQ, from 1989 through 2007. He also served on the audit committee of Deb Shops, Inc. from 1989 through October 2007 and was chairman of the audit committee from 1989 through 2003.

Mr. Frank has extensive legal knowledge as a practicing attorney, including his legal experience related to business and corporate taxation and business planning, as well as his service on the board and audit committee of a NASDAQ exchange-listed company. Mr. Frank provides experience our board of directors has deemed relevant to the duties required to be performed by our directors.

Michael J. Hagan served as the President of LifeShield, Inc., or LifeShield, from June 2013 to May 2014, a leading wireless home security company which was acquired by and became a division of DirecTV in 2013. He previously served as the chairman, president and chief executive officer of LifeShield from December 2009 to May 2013. Prior to his employment by LifeShield, Mr. Hagan served as chairman of NutriSystem, Inc., or NutriSystem, from 2002 to November 2008, as chief executive officer of NutriSystem from 2002 to May 2008 and as president of NutriSystem from July 2006 to September 2007. Prior to joining NutriSystem, Mr. Hagan was the co-founder of Verticalnet Inc., or Verticalnet, and held a number of executive positions at Verticalnet since its founding in 1995, including chairman of the board from 2002 to 2005, president and chief executive officer from 2001 to 2002, executive vice president and chief operating officer from 2000 to 2001 and senior vice president prior to that time. Mr. Hagan has served on the board of directors of NutriSystem since February 2012, presiding in the role of chairman of the board since April 2012, and has also served on the board of directors of ICG Group, Inc. since June 2007. Mr. Hagan previously served as a director of NutriSystem from 2002 to November 2008 and Verticalnet from 1995 to January 2008. Mr. Hagan also served as a member of the board of trustees of American Financial Realty Trust from 2003 to June 2007. Mr. Hagan holds a B.S. in Accounting from Saint Joseph’s University.

Mr. Hagan has significant experience as an entrepreneur and senior executive at public and private organizations. Mr. Hagan also has extensive experience in corporate finance, financial reporting and accounting and controls. This experience has provided Mr. Hagan, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Jeffrey K. Harrow has been chairman of Sparks Marketing Group, Inc., or Sparks, since 2001. Mr. Harrow is responsible for both operating divisions of Sparks, which includes Sparks Custom Retail and Sparks Exhibits & Environments, with offices throughout the United States and China. Sparks’ clients include a number of Fortune 500 companies. Prior to joining Sparks, Mr. Harrow served as president and chief executive officer of CMPExpress.com from 1999 to 2000. Mr. Harrow created the strategy that allowed CMPExpress.com to move from a Business-to-Consumer marketplace into the Business-to-Business sector. In 2000, Mr. Harrow successfully negotiated the sale of CMPExpress.com to Cyberian Outpost (NASDAQ ticker: COOL). From 1982 through 1998, Mr. Harrow was the president, chief executive officer and a director of Travel One, a national travel management company. Mr. Harrow was responsible for growing the company from a single office location to more than 100 offices in over 40 cities and to its rank as the 6th largest travel management company in the United States. Under his sales strategy, annual revenues grew from $8 million to just under $1 billion. During this time, Mr. Harrow purchased nine travel companies in strategic cities to complement Travel One’s organic growth. In 1998, Mr. Harrow and his partners sold Travel One to American Express. In addition to serving as a board member of Sparks, Mr. Harrow serves on the board of directors of FS Investment Corporation III and as the chairman of is valuation committee and has presided in such roles since February 2014. Mr. Harrow’s past directorships include service as a director of Cherry Hill National Bank, Hickory Travel Systems, Marlton Technologies and Ovation Travel Group and the Dean’s Board of Advisors of The George Washington University School of Business. Mr. Harrow is a graduate of The George Washington University School of Government and Business Administration, where he received his B.B.A. in 1979.

Mr. Harrow has served in a senior executive capacity at various companies, as well as a member of various boards. His extensive service at various companies has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Paul Mendelson served as the chief financial officer of Lincoln Investment Planning, Inc., a broker dealer and registered investment adviser, or Lincoln Investment, from 1994 until February 2011 and currently serves as a senior advisor for business development for Lincoln Investment. As chief financial officer, Mr. Mendelson was responsible for all financial reporting, controls, planning and regulatory issues. His activities also included acquisitions, consulting with independent branch offices and negotiating contracts, and, as a member of the executive committee, he participated in strategic planning. Mr. Mendelson has served as a member of the board of directors of FS Investment Corporation II since February 2012 and also serves as chairman of FS Investment Corporation II’s audit committee and as a member of its valuation committee. Mr. Mendelson previously served as a member of the board of trustees of FS Energy and Power Fund from September 2010 through March 2012, as well as a member of FS Energy and Power Fund’s audit committee and chairman of its valuation committee from May 2011 through March 2012. From 1996 to 1999, Mr. Mendelson also led the technology and operations divisions of Lincoln Investment. Prior to joining Lincoln Investment in 1994, Mr. Mendelson spent 20 years in various positions, including controller, chief financial officer, vice president, president and trustee for a group of commonly-owned, privately- held businesses, in industries including manufacturing, retail, service and real estate. In addition, Mr. Mendelson spent two years with Arthur Andersen and Company, an international public accounting firm. Mr. Mendelson received a B.S. degree in Accounting from Lehigh University and an M.B.A. degree from the Wharton School of the University of Pennsylvania. He is a member of the American Institute of Certified Public Accountants and holds a Series 27 Securities License.

Mr. Mendelson has extensive experience concerning financial reporting, controls, planning and regulatory issues by virtue of his previous position as chief financial officer of a broker-dealer and registered investment adviser and various other positions he held during the twenty years prior thereto. In addition, our board of directors considered his B.S. degree in accounting and his M.B.A. to be beneficial to us.

Pedro A. Ramos is a partner with the law firm of Schnader Harrison Segal & Lewis, LLP, or Schnader, where he advises clients in the business, nonprofit and government sectors, focusing on transactions, financings, compliance, risk management and investigations. From June 2009 until the firm’s attorneys joined Schnader in August 2013, Mr. Ramos was a partner with the law firm of Trujillo, Rodriguez & Richards, LLC and led the firm’s government, education and social sector practice. From June 2007 to June 2009, Mr. Ramos was a partner with the law firm of Blank Rome LLP in its employment, benefits and labor group and its government relations practice. Mr. Ramos previously served as Managing Director of the City of Philadelphia from April 2005 to June 2007 and as City Solicitor from March 2004 to April 2005. Before working for the City of Philadelphia, Mr. Ramos served as vice president and chief of staff to the president of the University of Pennsylvania from January 2002 to March 2004. From September 1992 to January 2002, Mr. Ramos served as an attorney with the law firm of Ballard Spahr Andrews & Ingersoll, LLP in its employee benefits group. From November 2011 to October 2013, Mr. Ramos served as the chairman of the School Reform Commission, which oversees the School District of Philadelphia. Mr. Ramos served on the Board of the School District of Philadelphia from December 1995 through December 2001, with his last two years as president of that board. Mr. Ramos serves on several civic and professional associations and is a member of the boards of Project H.O.M.E., the Philadelphia Zoo, the Independence Foundation, the Ed Snider Youth Hockey Foundation and CDC Development Solutions. Mr. Ramos graduated cum laude with a J.D. from the University of Michigan Law School and graduated with a B.A. from the University of Pennsylvania.

Mr. Ramos’ extensive service in the private and public sectors has provided him, in the opinion of our board of directors, with experience and insight which is beneficial to us.

Executive Officers

The following persons serve as our executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Michael C. Forman	53	Chief Executive Officer
Sean Coleman	44	Managing Director
Salvatore Faia	51	Chief Compliance Officer
William Goebel	40	Chief Financial Officer
Zachary Klehr	35	Executive Vice President
Brad Marshall	41	Senior Portfolio Manager
Gerald F. Stahlecker	48	President
Stephen S. Sypherd	37	Vice President, Treasurer and Secretary

The address for each executive officer is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, except for Mr. Marshall whose address is c/o GSO Capital Partners, 345 Park Avenue, 31st Floor, New York, New York 10154.

Executive Officers Who are Not Directors

Sean Coleman has served as our managing director since February 2014. Mr. Coleman also serves as a managing director of investment management of Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FS Global Advisor, LLC and FSIC III Advisor, LLC. Mr. Coleman also serves on the investment committee of FB Advisor. Before joining Franklin Square Holdings and its affiliated investment advisers in October 2013, Mr. Coleman worked at Golub Capital, where he served in various capacities, including as managing director in the direct lending group and as chief financial officer and treasurer of its BDC. Before he joined Golub Capital in September 2005, Mr. Coleman worked in merchant and investment banking, including at Goldman, Sachs & Co. and Wasserstein Perella & Co. Mr. Coleman earned a B.A. in History from Princeton University and an M.B.A. with Distinction from Harvard Business School, where he received the Loeb Award for academic excellence in finance.

Salvatore Faia has served as our chief compliance officer since May 2008. Mr. Faia also serves as the chief compliance officer of FS Investment Corporation II, FS Energy and Power Fund, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit

Opportunities Fund—D, and has presided in such roles since July 2011, April 2011, December 2013, June 2013, June 2013 and June 2013, respectively. Also, Mr. Faia served as the chief compliance officer for FB Advisor from November 2008 to December 2010. Since 2004, Mr. Faia has served as the president of Vigilant Compliance, LLC, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as president of Vigilant Compliance, LLC, he currently serves as chief compliance officer for a number of mutual funds and investment advisers. Mr. Faia has also served as trustee to EIP Growth and Income Fund since May 2005.

From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, Inc., and from 1997 to 2001, he was a partner with an AmLaw 100 law firm. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker-dealers and the investment management industry. In addition to being an experienced attorney with respect to the 1940 Act and the Investment Advisers Act of 1940, as amended, he is a Certified Public Accountant, and holds various Financial Industry Regulatory Authority Securities Licenses. Mr. Faia is a member of the Investment Company Institute’s chief compliance officer committee. Mr. Faia graduated from the University of Pennsylvania Law School with his J.D., and received his degree in accounting and finance from La Salle University.

William Goebel has served as our chief financial officer since March 2011. Mr. Goebel has also served as chief financial officer of FS Investment Corporation II, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such role since July 2011, January 2013, January 2013 and January 2013, respectively, and served as chief financial officer of FS Energy and Power Fund from February 2011 to November 2012. Prior to joining us, Mr. Goebel held a senior manager audit position with Ernst & Young LLP in the firm’s asset management practice from 2003 to January 2011, where he was responsible for the audits of regulated investment companies, private investment partnerships, investment advisers and broker-dealers. Mr. Goebel began his career at a regional public accounting firm, Tait, Weller and Baker LLP in 1997. Mr. Goebel received a B.S. in Economics from the Wharton School of the University of Pennsylvania in 1997. He is a Certified Public Accountant and holds the CFA Institute’s Chartered Financial Analyst designation.

Zachary Klehr has served as our executive vice president since January 2013. Mr. Klehr also currently serves as executive vice president of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such roles since January 2013, January 2013, June 2013, January 2013, January 2013 and January 2013, respectively. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC, and FS Global Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since September 2012. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Prior to joining Franklin Square Holdings, Mr. Klehr served as a vice president at Versa Capital Management, or Versa, a private equity firm with approximately $1 billion in assets under management, from July 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the executive office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and serves on the board of trustees of The Philadelphia School where he is a member of the executive, governance, advancement, finance and investment committees.

Brad Marshall has served as our Senior Portfolio Manager since April 2014. Mr. Marshall also serves as a managing director and senior portfolio manager at Blackstone and GDFM. Mr. Marshall oversees the investment activities for us, FS Investment Corporation II and FS Investment Corporation III, which are each sub-advised by GDFM, and is a member of GDFM’s investment committee. Since joining GSO in 2005, Mr. Marshall has been involved with portfolio management and the ongoing analysis and evaluation of fixed income investment opportunities in the energy and power sectors. Before joining GSO, Mr. Marshall worked in various roles at the Royal Bank of Canada, or RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to his time with RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of Canadian Imperial Bank of Commerce, an, prior to that, he co-founded a microchip verification software company where he served as chief finance officer. Mr. Marshall received an M.B.A. from McGill University in Montreal where he was an Academic All-Canadian and a B.A. (Honors) in Economics from Queen’s University in Kingston, Canada.

Gerald F. Stahlecker has served as our president since April 2013 and before that as executive vice president since March 2010. He has served as executive vice president of FB Advisor and Franklin Square Holdings since January 2010. Mr. Stahlecker also serves as the executive vice president of FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II , FSIC II Advisor, LLC, FS Investment Corporation III, FSIC III Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D and FS Global Advisor, LLC, and has presided in such roles since September 2010, September 2010, July 2011, November 2011, June 2013, October 2013, January 2013, January 2013, January 2013 and January 2013, respectively. Mr. Stahlecker was an independent director and served as a member of the audit committee and as chairman of the valuation committee from our inception in December 2007 to December 2009 when he resigned as a director in order to join our affiliates, FB Advisor and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P., or Radcliffe, an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately manages accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in October 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P., or Rose Glen, a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly-negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.
From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr Harrison, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker serves on the board of directors of the Investment Program Association, an industry trade group, and previously served on the board of trustees of The Philadelphia School where he served as a member of its advancement, finance and investment committees.

Stephen S. Sypherd has served as our vice president, treasurer and secretary since January 2013. Mr. Sypherd also currently serves as vice president, treasurer and secretary of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D, and has presided in such roles since January 2013, January 2013, June 2013, January 2013, January 2013 and January 2013, respectively.

Mr. Sypherd has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, since the later of August 2010 or such entity’s inception date, including as senior vice president since December 2011 and general counsel since January 2013. He is responsible for legal and compliance matters across all entities and investment products of Franklin Square Holdings. Prior to joining Franklin Square Holdings, Mr. Sypherd served for eight years as an attorney at Skadden, Arps, Slate, Meagher & Flom LLP, where he practiced corporate and securities law. Mr. Sypherd received his B.A. in Economics from Villanova University and his J.D. from the Georgetown University Law Center, where he was an executive editor of the Georgetown Law Journal.

Committees of the Board of Directors

Our board of directors has the following committees:

Audit Committee

The audit committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefor), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The members of the audit committee are Messrs. Chandler, Frank and Mendelson, all of whom are independent. Mr. Chandler serves as the chairman of the audit committee. Our board of directors has determined that Messrs. Chandler and Mendelson are “audit committee financial experts” as defined under rules promulgated by the SEC. The audit committee held five meetings during the fiscal year ended December 31, 2013.

Valuation Committee

The valuation committee establishes guidelines and makes recommendations to our board of directors regarding the valuation of our loans and investments. The members of the valuation committee are Messrs. Chandler, Frank, Heller and Mendelson, all of whom are independent. Mr. Frank serves as chairman of the valuation committee. The valuation committee held four meetings during the fiscal year ended December 31, 2013.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee selects and nominates directors for election by our stockholders, selects nominees to fill vacancies on our board of directors or a committee thereof, develops and recommends to our board of directors a set of corporate governance principles and oversees the evaluation of our board of directors. The nominating and corporate governance committee considers candidates suggested by its members and other directors, as well as our management and stockholders. A stockholder who wishes to recommend a prospective nominee for our board of directors must provide notice to our corporate secretary in accordance with the requirements set forth in our bylaws. See “Description of Our Capital Stock—Provisions of the Maryland General Corporation Law and Our Charter and Bylaws—Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals” for a description of our stockholder nomination procedure. The members of the nominating and corporate governance committee are Messrs. Harrow, Hagan and Ramos, each of whom are independent. Mr. Harrow serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee held five meetings during the fiscal year ended December 31, 2013.

Compensation Committee

The compensation committee is responsible for determining, or recommending to our board of directors for determination, the compensation, if any, of our chief executive officer and all of our other executive officers, reviewing our reimbursement to FB Advisor of the allocable portion of our executive officers and their respective staffs on an annual basis and has the authority to engage compensation consultants following consideration of certain factors related to such consultants’ independence. The members of the compensation committee are Messrs. Chandler, Frank and Mendelson, each of whom are independent. Mr. Chandler serves as chairman of the compensation committee. The compensation committee was established on April 16, 2014 and therefore did not hold any meetings during the fiscal year ended December 31, 2013.

Compensation of Directors

The table below sets forth the compensation received by each of our directors for service during the fiscal year ended December 31, 2013:

Name of Director	Fees Earned or Paid in Cash	Total Compensation

David J. Adelman	—	—
Gregory P. Chandler	$140,000	$140,000
Michael C. Forman	—	—
Barry H. Frank	$140,000	$140,000
Thomas J. Gravina	$116,250	$116,250
Michael J. Hagan	$101,250	$101,250
Jeffrey K. Harrow	$108,750	$108,750
Michael J. Heller	$110,000	$110,000
Paul Mendelson	$115,000	$115,000
Pedro A. Ramos	$31,848	$31,848

Our directors who do not also serve in an executive officer capacity for us or FB Advisor are entitled to receive annual cash retainer fees, fees for participating in in-person board and committee meetings and annual fees for serving as a committee chairperson, determined based on our net assets as of the end of each fiscal quarter. These directors are Messrs. Chandler, Frank, Hagan, Harrow, Gravina, Heller, Mendelson and Ramos. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

Net Asset Value	Annual Cash Retainer	Board/Committee Meeting Fee	Annual Chairperson Fee

$0 to $100 million	$0	$0	$0
$100 million to $300 million	$25,000	$1,000	$5,000
$300 million to $500 million	$40,000	$1,000	$5,000
$500 million to $1 billion	$60,000	$1,500	$20,000
> $1 billion	$80,000	$2,500	$20,000

We also reimburse each of the above directors for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We pay Mr. Hagan an annual retainer of $25,000, determined and paid quarterly, for his service as lead independent director.

We do not pay compensation to our directors who also serve in an executive officer capacity for us or FB Advisor.

Compensation of Executive Officers

Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of FB Advisor or by individuals who were contracted by us or by FB Advisor to work on behalf of us, pursuant to the terms of the administration agreement. Each of our executive officers is an employee of FB Advisor or an outside contractor, and the day-to-day investment operations and administration of our portfolio are managed by FB Advisor. In addition, we will reimburse FB Advisor for our allocable portion of expenses incurred by FB Advisor in performing its obligations under the administration agreement.

Under the terms of the former investment advisory agreement, when our registration statement related to our initial public offering was declared effective by the SEC and we were successful in satisfying the minimum offering requirement, FB Advisor became entitled to receive 1.5% of gross proceeds raised in our continuous public offering of common stock until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) had been recovered. On January 2, 2009, we satisfied the minimum offering requirement. We paid total reimbursements of $0, $0, $0 and $641 to FB Advisor and its affiliates during the three months ended March 31, 2014 and the years ended December 31, 2013, 2012 and 2011, respectively. The reimbursements are recorded as a reduction of capital. As of March 31, 2014, no amounts remain reimbursable to FB Advisor and its affiliates under this arrangement.

The investment advisory agreement and the administration agreement provide that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or the administration agreement, respectively, or otherwise as our investment adviser or administrator, respectively; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the investment advisory agreement or the administration agreement, as applicable.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of FB Advisor and its investment committee, which is currently led by Michael C. Forman, chief executive officer of FB Advisor and chairman of its investment committee. The other members of FB Advisor’s investment committee are Gerald F. Stahlecker, Zachary Klehr and Sean Coleman. For more information regarding the business experience of Messrs. Forman, Stahlecker, Klehr and Coleman, see “Management—Board of Directors and Executive Officers.” FB Advisor’s investment committee must unanimously approve each new investment that we make.

The members of FB Advisor’s investment committee are not employed by us and receive no compensation from us in connection with their portfolio management activities. Consistent with Franklin Square Holdings’ integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to us on behalf of FB Advisor. Franklin Square Holdings’ compensation structure is designed to align the interests of the investment personnel serving us with those of our stockholders and to provide a direct financial incentive to ensure that all of Franklin Square Holdings’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Franklin Square Holdings’ senior executives, including each of the investment personnel who render services to us on behalf of FB Advisor, receives a base salary and is eligible for a discretionary bonus.

All final compensation decisions are made by the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

The directors, officers and other personnel of FB Advisor allocate their time between advising us and managing other investment activities and business activities in which they may be involved, including managing and operating FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. Therefore, FB Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

Pursuant to an investment sub-advisory agreement between FB Advisor and GDFM, GDFM assists FB Advisor in identifying investment opportunities and making investment recommendations for approval by FB Advisor. In addition, to the extent requested by FB Advisor, GDFM may assist with the monitoring of our portfolio and may make managerial assistance available to certain of our portfolio companies.

Investment Personnel

Our senior staff of investment personnel currently consists of the members of FB Advisor’s investment committee, Messrs. Forman, Stahlecker, Klehr and Coleman.

In addition to managing our investments, the directors, officers and other personnel of FB Advisor also currently manage the following entities:

Name	Entity	Investment Focus	Gross Assets(1)(2)
FS Energy and Power Fund	BDC	Primarily invests in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry.	$2,717,712,000
FS Investment Corporation II	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	$3,734,428,000
FS Investment Corporation III(3)	BDC	Primarily invests in senior secured loans, second lien secured loans and, to a lesser extent, subordinated loans of private U.S. companies.	—
FS Global Credit Opportunities Fund(4)	Closed-end management investment company	Primarily invests in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments.	$63,946,000

(1)	As of March 31, 2014, except as otherwise noted below.

(2)	The advisory fees earned by each of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FB Global Advisor, LLC, the investment advisers of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund, respectively, are based on the performance of each respective entity.

(3)	FS Investment Corporation III commenced operations on April 2, 2014 upon meeting its minimum offering requirement of raising gross proceeds of $2.5 million in its continuous public offering from persons who were not affiliated with FS Investment Corporation III or its investment adviser, FSIC III Advisor, LLC.

(4)	FS Global Credit Opportunities Fund commenced operations on December 12, 2013. The FSGCOF Offered Funds, which have the same investment objectives and strategies as FS Global Credit Opportunities Fund, currently offer common shares of beneficial interest to the public and invest substantially all of the net proceeds of their respective offerings in FS Global Credit Opportunities Fund. Gross assets shown as of December 31, 2013.

The table below shows the dollar range of shares of common stock beneficially owned as of December 31, 2013 by each member of the investment committee of FB Advisor, based on closing price of our common stock as reported on the NYSE as of June 13, 2014:

Name of Investment Committee Member	Dollar Range of Equity Securities in FS Investment Corporation(1)
Michael C. Forman	$	Over $1,000,000
Gerald F. Stahlecker		None
Zachary Klehr		$50,001-$100,000
Sean Coleman		None

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Key Personnel of the Sub-Adviser

GDFM’s team of dedicated investment professionals provide assistance to FB Advisor pursuant to the investment sub-advisory agreement. Below is biographical information relating to certain key personnel involved in rendering such services:

Douglas I. Ostrover is a senior managing director of Blackstone and a founder of GSO. Before co-founding GSO in 2005, Mr. Ostrover was a managing director of Credit Suisse First Boston, or CSFB, and chairman of the Leveraged Finance Group of CSFB. Prior to that, he was global co-head of the Leveraged Finance Group of CSFB. He was responsible for all of CSFB’s origination, distribution and trading activities relating to high yield securities, leveraged loans, high yield credit derivatives and distressed securities. Mr. Ostrover was a member of CSFB’s Management Council and the Fixed Income Operating Committee. Mr. Ostrover joined CSFB in November 2000 when CSFB acquired Donaldson, Lufkin & Jenrette, or DLJ, where he was a managing director in charge of High Yield and Distressed Sales, Trading and Research. Mr. Ostrover had been a member of DLJ’s high yield team since he joined the firm in 1992. Mr. Ostrover received a B.A. in Economics from the University of Pennsylvania and an M.B.A. from the Stern School of Business of New York University. He is on the Board of Directors of the Michael J. Fox Foundation.

Daniel H. Smith is a senior managing director of Blackstone and is head of GDFM. Mr. Smith joined GSO from RBC in 2005. At RBC, Mr. Smith was a managing partner and head of RBC Capital Partners Debt Investments business, RBC’s alternative investments unit responsible for the management of $2.5 billion in capital and a portfolio of merchant banking investments. Prior to joining RBC, Mr. Smith worked at Indosuez Capital, a division of Credit Agricole Indosuez, where he was the co-head and managing director responsible for management of the firm’s $4.0 billion in collateralized loan obligations and a member of the investment committee responsible for a portfolio of private equity co-investments and mezzanine debt investments. Previously, Mr. Smith worked at Van Kampen and Frye Louis Capital Management. Mr. Smith received a Masters degree in Management from the J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in Petroleum Engineering from the University of Southern California.

Louis Salvatore is a senior managing director of Blackstone and head of portfolio management of GSO. Mr. Salvatore focuses on coordinating all of GSO’s Investment Committee functions as well as sourcing and investing capital in both public and private opportunities. Mr. Salvatore is a member of GSO’s Investment Committee. Before joining GSO in 2005, Mr. Salvatore was a principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a B.A. in Economics from Cornell University and an M.B.A. from the Wharton School of the University of Pennsylvania.

Robert Petrini is a senior managing director of Blackstone where he focuses on private debt and middle market private equity investing. Mr. Petrini has been involved in the firm’s investments in the debt and equity of numerous private companies as well as public market investments. Before joining GSO Capital in 2005, Mr. Petrini was a principal in CSFB’s Alternative Capital Division. Mr. Petrini joined CSFB when the firm acquired DLJ. Prior to the acquisition of DLJ, Mr. Petrini was a member of DLJ’s Leveraged Finance Group, specializing in financial sponsor transactions. Mr. Petrini graduated magna cum laude with a B.S. in economics from the Wharton School of the University of Pennsylvania. Mr. Petrini is a member of the Boards of Directors of Stolle Machinery and United Site Services and also serves as a board observer on many of GSO’s investments.

Brad Marshall is a managing director and senior portfolio manager at Blackstone. Mr. Marshall also serves as a managing director and senior portfolio manager of GDFM. For more information regarding the business experience of Mr. Marshall, see “Management—Board of Directors and Executive Office—Executive Officers Who are Not Directors.”

James Roche is a managing director at Blackstone. Mr. Roche heads up the effort to directly originate private investments for us, FS Investment Corporation II and FS Investment Corporation III. Since joining GSO, Mr. Roche has been involved in the research, analysis, and management of investments within the firm’s collateralized debt portfolios, separate account mandates, and closed-end funds, with an emphasis on special situations investments. Before joining Blackstone in 2005, Mr. Roche was a partner at RBC Capital Partners, where he held similar responsibilities. Mr. Roche has over 20 years of credit and related experience, including credit, structuring, and origination positions at Crédit Agricole Indosuez, Fitch IBCA, Inc., MetLife Capital Corporation, and NationsCredit Commercial Corporation (a unit of Bank of America). He received a B.A from the University of Connecticut and completed selected graduate coursework at the Hartford Graduate Center, an affiliate of Rensselaer Polytechnic Institute.

Marc Baliotti is a managing director with Blackstone. He joined Blackstone in 2005 and is a senior member of GSO’s mezzanine team, handling sourcing, due diligence, structuring, and management of investments for the funds. Prior to joining GSO, Mr. Baliotti was a Principal of AIG Highstar Capital, an energy and infrastructure-focused private equity fund with over $5 billion of assets under management. His responsibilities there included sourcing investment opportunities, negotiating and structuring transactions, and managing portfolio company investments. Prior to that, Mr. Baliotti worked at Advanstar Communications Inc., a portfolio company of DLJ Merchant Banking Partners, or DLJMB, and as an Associate at DLJMB. Mr. Baliotti received a B.S. in Economics with distinction from the U.S. Naval Academy and an M.B.A. from Villanova University while on active duty in the U.S. Navy. Mr. Baliotti serves on the Board of Directors of Colt Defense and Heartland Food Companies, and he previously served on the boards of American Ref-Fuel, ArrMaz Custom Chemicals, Bluewater Thermal Processing, and Heartland Automotive Holdings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2014 with respect to each company in which we had a debt or equity/other investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments and the board observer or participation rights we may receive. As of March 31, 2014, we did not “control” and were not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

For information relating to the value of our investments in our portfolio companies, see our consolidated schedule of investments as of March 31, 2014, at page F-6.

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Senior Secured Loans — 1st Lien

A.P. Plasman Inc. 5245 Burke Street Windsor, ON N9A 6J3 Canada	A.P. Plasman is a manufacturer of injection mold, exterior trim components, coupled with high value-add painting, assembly and tooling capabilities.	$48,650

AccentCare, Inc. 17855 North Dallas Parkway Suite 150 Dallas, TX 75287	AccentCare is a provider of home healthcare services.	$1,880

American Pacific Corp. 3883 Howard Hughes Parkway Suite 700 Las Vegas, NV 89169	American Pacific is a manufacturer of fine and specialty chemicals serving government aerospace and defense and pharmaceutical industries.	$4,963

American Racing and Entertainment, LLC 2384 West River Road Nichols, NY 13812	American Racing and Entertainment was founded to acquire, develop and operate two racing and gaming operations.	$21,000

AP Exhaust Acquisition, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust manufactures and distributes aftermarket replacement emission and exhaust products for a broad array of vehicular and industrial applications.	$15,000

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software is a provider of solutions to the contact center industry.	$6,238

Attachmate Corp. 705 5th Avenue South Suite 1100 Seattle, WA 98104	Attachmate is a supplier of enterprise solutions that include systems and security management and host connectivity to corporations, government organizations and a network of distributors and resellers.	$5,304

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Avaya Inc. 4655 Great America Parkway Santa Clara, CA 95054	Avaya is a global provider of next-generation business collaboration and communications solutions, providing unified communications, real-time video collaboration, contact center, networking and related services to companies of all sizes around the world.	$4,150

Azure Midstream Energy LLC 1250 Wood Branch Park Drive Suite 100 Houston, TX 77079	Azure Midstream operates as a gas distributor and provides midstream services to natural gas producers.	$4,381

BlackBrush TexStar L.P. 18615 Tuscany Stone Suite 300 San Antonio, TX 78258	BlackBrush TexStar focuses on natural gas and crude oil production and natural gas gathering and treatment.	$14,020

Boomerang Tube, LLC 14567 North Outer Forty Suite 500 Chesterfield, MO 63017	Boomerang operates a greenfield manufacturing facility that produces highly engineered tubular goods for consumption in the U.S. and Canadian natural gas and crude oil drilling markets.	$18,185

Cadillac Jack, Inc. 2450 Satellite Boulevard Duluth, GA 30096	Cadillac Jack designs, manufactures and operates electronic bingo and slot machine products.	$34,587

Caesars Entertainment Operating Co. One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment is a gaming company serving many regions in the U.S., including Las Vegas and Atlantic City.	$14,709

Caesars Entertainment Resort Properties, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment Resort Properties is the property company of Caesars Entertainment Corp. Caesars Entertainment properties include Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Paris Las Vegas, and Harrah’s Laughlin.	$68,570

Capital Vision Services, LLC 1950 Old Gallows Road Suite 520 Vienna, VA 22182	Capital Vision is the holding company for MyEyeDr, a retailer of eyewear products and operator of vision care units throughout Washington D.C., Maryland and Virginia.	$24,444	(1)

Cengage Learning, Inc. 20 Channel Center Street Boston, MA 02210	Cengage is a publisher of textbooks, reference materials and other educational resources for the post-secondary, professional training and library reference markets.	$6,723

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

CITGO Petroleum Corp. 1293 Eldridge Parkway Houston, TX 77077	CITGO is an independent crude oil refiner and marketer.	$9,959

Clear Channel Communications, Inc. 200 East Basse Road San Antonio, TX 78209	Clear Channel is a provider of a spectrum of multi-platform advertising and marketing solutions for partners and world-class entertainment for listeners.	$14,002

Clover Technologies Group, LLC 4200 Columbus Street Ottawa, IL 61350	Clover Technologies (4L Holdings) is a collector and recycler of empty ink and toner cartridges in the aftermarket imaging supplies industry and provides comprehensive recycling services for small electronics.	$6,170

Corel Corp. 1600 Carling Avenue Ottawa, ON K1Z 8R7 Canada	Corel is a global packaged software company.	$118,833

Corner Investment PropCo, LLC One Caesars Palace Drive Las Vegas, NV 89109	Corner Investment is an operating subsidiary of Caesars Entertainment Corp.	$44,937

CoSentry.Net, LLC 12700 West Dodge Road Omaha, NE 68154	CoSentry provides data center solutions and technical services for large and mid-sized enterprises, particularly organizations valuing the stringent demands of a compliance regulated environment and the leverage of secure data management.	$54,364

Crestwood Holdings LLC 700 Louisiana Street Suite 2060 Houston, TX 77022	Crestwood Holdings engages in the acquisition and development of midstream oil-and-gas assets.	$5,640

Dent Wizard International Corp. 4710 Earth City Expressway Bridgeton, MO 63044	Dent Wizard is an automotive reconditioning services company with management systems and infrastructure developed over more than 25 years.	$149,372	(2)

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	$10,627

Education Management LLC 210 6th Avenue 33rd Floor Pittsburgh, PA 15222	Education Management is a provider of private post-secondary education services in North America.	$19,034

ERC Ireland Holdings Ltd. 1 Heuston South Quarter St. John’s Road Dublin 8 Ireland	Eircom is a provider of domestic and international voice and data communications for both the retail and wholesale carrier markets in Ireland.	$15,200

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Extreme Reach, Inc. 75 2nd Avenue Suite 720 Needham, MA 02494	Extreme Reach offers a video platform for integrated TV, online, and mobile advertising.	$4,077

FairPoint Communications, Inc. 521 E. Morehead Street Charlotte, NC 28202	FairPoint Communications provides communications services in rural and small urban communities, offering an array of services, including high speed data, internet access, data transport, voice, video and other broadband enabled product offerings.	$12,882

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	$36,813

Florida Gaming Centers, Inc. 3500 NW 37th Avenue Miami, FL 33142	Florida Gaming is an owner and operator of casinos and gambling facilities in Florida.	$13,030

FR Utility Services LLC 11500 Ironbridge Road Chester, VA 23831	FR Utility provides critical outsourced services for the maintenance of transmission, distribution, and substation infrastructure to electrical utilities.	$6,405

Fram Group Holdings Inc. One North Wacker Drive Suite 4400 Chicago, IL 60606	Fram Group Holdings is a subsidiary of Autoparts Holdings, a manufacturer and marketer of consumer-branded automotive products for the aftermarket consumer.	$1,323

Harlan Sprague Dawley, Inc. 8520 Allison Pointe Blvd. Suite 400 Indianapolis, IN 46250	Harlan is a provider of essential pre-clinical and non-clinical contract research and research modelling services.	$1,192

HBC Solutions, Inc. 9800 South Meridian Boulevard Suite 300 Englewood, CO 80112	HBC Solutions is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	$81,371

ILC Industries, LLC 105 Wilbur Place Bohemia, NY 11716	ILC Industries manufactures defense, aerospace, security, and industrial products.	$9,293

Infiltrator Systems, Inc. 4 Business Park Road Old Saybrook, CT 06475	Infiltrator Systems is a manufacturer of plastic leaching chambers designed for use in commercial and residential septic and storm water management.	$200,000

Infogroup Inc. 1020 East 1st Street Papillion, NE 68046	Infogroup is a provider of data-driven marketing solutions that help its clients cost effectively acquire new customers as well as retain new ones.	$610

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Insight Equity A.P. X, L.P. 7000 Sunwood Drive NW Ramsey, MN 55303	Vision-Ease Lens (Insight Equity A.P. X, L.P.) develops, manufactures, markets, and sells ophthalmic lenses.	$63,984

Intralinks, Inc. 150 E 42nd St 8th Floor New York, NY 10017	Intralinks is a provider of software-as-service workspaces to exchange and manage time-sensitive, confidential information.	$14,853

inVentiv Health, Inc. 1 Van de Graaff Drive Burlington, MA 01803	inVentiv Health is a provider of global outsourced services to the pharmaceutical, biotechnology, medical device, diagnostics and healthcare industries. The company provides a broad range of clinical development, commercialization and consulting services to support its clients’ ability to develop and successfully commercialize their products and services.	$2,709

Lantiq Deutschland GmbH Lilienthalstrasse 15 85579 Neubiberg Germany	Lantiq provides highly integrated, flexible end-to-end semiconductor solutions for next generation networks and the digital home.	$11,592

Larchmont Resources, LLC P.O. Box 18756 Oklahoma City, OK 73154	Larchmont owns oil and gas leases through participation in the Chesapeake Energy Corporation Founders Well Participation Program.	$10,958

Leading Edge Aviation Services, Inc. 3132 Airway Avenue Costa Mesa, CA 92626	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	$43,380	(3)

Leedsworld Inc. 400 Hunt Valley Road New Kensington, PA 15068	Leedsworld (Polyconcept) supplies a wide range of promotional lifestyle and gift products within the promotional products industry.	$9,640

Maritime Telecommunications Network, Inc. 3044 N. Commerce Parkway Miramar, FL 33025	Maritime Telecommunications is a global satellite services provider to the Cruise Line, Oil & Gas, Military/Government and other markets. MTN serves as the complete outsource provider of a full suite of satellite-based telecommunications including voice, data and internet services for cruise ships.	$4,029

MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	$13,467

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

MetoKote Corp. 1340 Neubrecht Road Lima, OH 45801	MetoKote employs a broad cross-section of coating technologies in delivering its coating solutions, including electrocoating, powder coating and liquid paint.	$23,760	(4)

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	$22,034

MMI International Ltd. Labuan Financial Park 15th Floor Jalan Merdeka, Labuan 87000 Malaysia	MMI International is a precision manufacturing technology company with a key focus on producing mechanical and electro-mechanical components for the hard disk drive industry.	$10,065

MMM Holdings, Inc. 350 Chardón Avenue Suite 500, Torre Chardón San Juan, PR 00918	Aveta (MMM) is a medical management company caring for Medicare beneficiaries and commercial members through its network of providers throughout the U.S. and Puerto Rico.	$9,619

MModal Inc. 5000 Meridian Boulevard Suite 200 Franklin, TN 37067	MModal is a provider of clinical documentation solutions providing clinical narrative capture services, speech and language understanding technology and clinical documentation workflow solutions for the healthcare industry.	$6,641

Mood Media Corp. 99 Sante Drive Concord ON L4K 3C4 Canada	Mood Media provides in-store audio, visual, and scent branding services to retail companies in North America, Europe, Asia and Australia.	$2,983

MSO of Puerto Rico, Inc. 350 Chardón Avenue Suite 500, Torre Chardón San Juan, PR 00918	MSO is a medical management company caring for Medicare beneficiaries and commercial members through its network of providers in Puerto Rico.	$6,994

New HB Acquisition, LLC P.O. Box 419593 Kansas City, MO 64141	Hostess Brands provides baked goods including breads, cakes, and doughnuts.	$3,862

New Star Metals Inc. 835 McClintock Drive Suite 100 Burr Ridge, IL 60527	New Star Metals provides steel processing, building products, and supply chain management across a diverse array of end markets.	$40,000

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Nova Wildcat Amerock, LLC Three Glenlake Parkway Atlanta, GA 30328	Amerock, Ashland, Bulldog, Shur-Line, and Drapery Hardware design, manufacture, and market consumer and commercial products worldwide. Together they operate in six segments: Home Solutions, Writing, Tools, Commercial Products, Baby & Parenting, and Specialty.	$20,000

Panda Sherman Power, LLC 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	Panda is a Dallas-based independent power provider that has developed, financed, constructed and operated large-scale power generation projects.	$9,206

Panda Temple Power, LLC 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	Panda is a Dallas-based independent power provider that has developed, financed, constructed and operated large-scale power generation projects.	$3,000

Princeton Review, Inc. 111 Speen Street Framingham, MA 01701	Princeton Review provides online, instructor-led, and print products and services that address the needs of students, parents, educators and institutions for most major post-secondary and graduate admission and aptitude exams.	$967

PRV Aerospace, LLC 2600 94th Street SW Suite 150 Everett, WA 98204	PRV Aerospace is a precision manufacturer and supplier of flight critical components, subassemblies and assemblies to tier 1 aero-structures and aero-equipment suppliers and to aircraft original equipment manufacturers for commercial and defense platforms.	$4,847

RBS Holding Co. LLC 30 East 33rd Street 10th Floor New York, NY 10016	RBS Holding is a direct marketer and manufacturer of direct mail fundraising solutions primarily for non-profit organizations.	$6,229

Reddy Ice Holdings, Inc. 8750 North Central Expressway Suite 1800 Dallas, TX 75231	Reddy Ice manufactures and distributes packaged ice products in the U.S.	$1,168

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	$155,200

Shell Topco L.P. 2533 South West Street Wichita, KS 67217	Latshaw Enterprises (Shell Topco) is a manufacturer of industrial products including brake cables, high end electronic components and other equipment.	$32,612

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Sirius Computer Solutions, Inc. 10100 Reunion Place Suite 1000 San Antonio, TX 78216	Sirius is an IT solutions provider primarily serving small to medium businesses in the U.S.	$7,458

Smile Brands Group Inc. 8105 Irvine Center Drive Suite 1500 Irvine, CA 92618	Smile Brands is a provider of support services to general and multi-specialty dental offices in the U.S.	$29,777

Sorenson Communication, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communication is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the U.S.	$65,711

Sports Authority, Inc. 1050 West Hampden Avenue Englewood, CO 80110	Sports Authority is a retailer of sporting goods and apparel.	$21,993

Stallion Oilfield Holdings, Inc. 950 Corbindale Suite 300 Houston, TX 77024	Stallion Oilfield Holdings provides total well site support, production and logistical services to exploration companies and drilling contractors nationwide.	$4,806

Swiss Watch International, Inc. 101 South State Road 7 Suite 201 Hollywood, FL 33023	The SWI Group designs and manufactures watches and time pieces.	$47,359

Technicolor SA 1-5 rue Jeanne d'Arc Issy les Moulineaux, 92130 France	Technicolor provides video and audio production, post-production and distribution services to content creators, network service providers and broadcasters.	$32,537

Tervita Corp. 500, 140 10th Avenue SE Calgary AB Canada	Tervita is an independent, vertically integrated environmental management company serving the oil and gas industry.	$7,948

Therakos, Inc. 10 North High Street West Chester, PA 19380	Therakos attempts to discover new technologies and therapeutic applications that empower the immune response and improve patient outcomes.	$26,460

ThermaSys Corp. 2776 Gunter Park Dr E Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	$9,727

Totes Isotoner Corp. 9655 International Boulevard Cincinnati, OH 45246	Totes is a designer, distributor and retailer of high-quality branded functional accessories.	$6,524

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Tri-Northern Acquisition, Inc. 135 Crossways Park Drive Suite 101 Woodbury, NY 11797	Tri-Northern is a distributor of surveillance and home automation, providing state-of-the-art CCTV, IP Video, access control, fire, intrusion, sound, and communications solutions.	$65,968	(5)

Virtual Radiologic Corp. 11995 Singletree Lane Suite 500 Eden Prairie, MN 55344	Virtual Radiologic is a technology-enabled national radiology practice working in partnership with local radiologists and hospitals to provide radiology services.	$3,440

VPG Group Holdings LLC 9820 Westpoint Drive Suite 300 Indianapolis, IN46256	VPG Group is a specialist in transformer recycling, repair, and disposal, as well as scrap cable, wire and metal recycling.	$62,590

Willbros Group, Inc. 4400 Post Oak Parkway Suite 1000 Houston, TX 77027	Willbros provides project management, engineering, material procurement, maintenance and life-cycle extension services to the global oil and gas industries, both upstream and downstream, and to the utility transmission and distribution industry.	$15,259

Senior Secured Loans — 2nd Lien

Advance Pierre Foods, Inc. 9990 Princeton-Glendale Road Cincinnati, OH 45246	Advance Pierre is a producer of formed, pre-cooked and ready-to-cook protein products, compartmentalized meals, and hand-held convenience sandwiches sold to schools, fast food restaurants, food distributors and food retailers.	$22,266

Advantage Sales & Marketing Inc. 18100 Von Karman Avenue Suite 1000 Irvine, CA 92612	Advantage Sales is a sales and marketing agency in the U.S., providing outsourced sales, marketing and merchandising services to manufacturers, suppliers and producers of consumer packaged goods.	$14,844

Affordable Care, Inc. 4990 Highway 70 West Kinston, NC 28504	Affordable Care is a provider of dental practice management services and on-site denture laboratories focused exclusively on dentures.	$39,514

Alliance Laundry Systems LLC P.O. Box 990 Shepard Street Ripon, WI 54971	Alliance Laundry is a manufacturer of laundry equipment and targets three end-customer groups: laundromats, multi-housing laundry sites and on-premise laundries such as hospitals and hotels.	$1,995

American Energy - Utica, LLC 301 NW 63rd Street Suite 600 Oklahoma City, OK 73116	American Energy is an exploration and production company formed to acquire and develop unconventional resources in the Utica Shale.	$129,574	(6)

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

American Racing and Entertainment, LLC 2384 West River Road Nichols, NY 13812	American Racing and Entertainment was founded to acquire, develop and operate two racing and gaming operations.	$16,319

Asurion, LLC 648 Grassmere Park Suite 300 Nashville, TN 37211	Asurion is a provider of value-added services to the wireless industry, carrying a dominant role in handset protection and related services markets.	$3,144

Attachmate Corp. 705 5th Avenue South Suite 1100 Seattle, WA 98104	Attachmate is a supplier of enterprise solutions that include systems and security management and host connectivity to corporations, government organizations and a network of distributors and resellers.	$30,494

Brasa (Holdings) Inc. 14881 Quorum Drive Suite 750 Dallas, TX 75254	Brasa Holdings is the direct parent of Fogo de Chao, a chain of Brazilian steak-house restaurants across the U.S. and in Brazil.	$10,823

Brock Holdings III, Inc. 10343 Sam Houston Park Drive Suite 200 Houston, TX 77064	Brock is a provider of industrial maintenance solutions in the refining, chemical, power and other industries.	$7,682

Camp International Holding Co. 999 Marconi Avenue Ronkonkoma, NY 11779	Camp International provides web-enabled aviation management products and services. Its CAMP product suite includes maintenance management, inventory control and flight scheduling applications.	$6,297

CHG Buyer Corp. 6440 South Millrock Drive Suite 175 Salt Lake City, UT 84121	CHG is a privately held company that provides physician staffing services, recruiting physicians in a wide array of specialties for temporary and permanent assignments at hospitals and medical practices throughout the U.S.	$5,067

Consolidated Precision Products Corp. 4200 West Valley Blvd. Pomona, CA 91769	Consolidated Precision focuses on superalloy precision casting of components used in the aerospace, power generation, and other industrial markets.	$16,670

DAE Aviation Holdings, Inc. 1524 West 14th Street Tempe, AZ 85281	DAE is a leading independent provider of aftermarket MRO services to the regional, business, and military aircraft markets.	$5,693

DEI Sales, Inc. One Viper Way Vista, CA 92081	Directed Electronics is a designer and marketer of consumer branded audio speaker, vehicle security and convenience, home/mobile audio and video, and satellite radio products in the U.S.	$56,881

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	$48,821

EZE Software Group LLC 260 Franklin Street Boston, MA 02110	EZE Software provides software solutions to buy-side financial institutions. The software-platform business consists primarily of EZE Castle Software LLC and RealTick LLC.	$2,360

Fram Group Holdings Inc. One North Wacker Drive Suite 4400 Chicago, IL 60606	Fram Group Holdings is a subsidiary of Autoparts Holdings, a manufacturer and marketer of consumer-branded automotive products for the aftermarket consumer.	$1,994

Ikaria Acquisition Inc. 53 Frontage Road Hampton, NJ 08827	Ikaria is a biotherapeutics company focusing on R&D, manufacturing, and sales and marketing in pursuit of easier breathing for critically ill patients.	$4,963

ILC Industries, LLC 105 Wilbur Place Bohemia, NY 11716	ILC Industries manufactures defense, aerospace, security, and industrial products.	$27,114

Kronos Inc. 297 Billerica Road Chelmsford, MA 01824	Kronos Incorporated provides workforce management solutions in the cloud.	$26,998

LM U.S. Member LLC 1500 Citywest Boulevard Houston, TX 77042	Landmark Aviation is an aviation services company that offers a wide variety of services at MRO repair centers, fixed based operation networks in the U.S., UK, and France, and within its aircraft sales, charter and management business.	$9,252

OSP Group, Inc. 463 7th Avenue New York, NY 10018	OSP Group operates an online plus-sized retail clothing market.	$145,000

P2 Upstream Acquisition Co. 1670 Broadway, Suite 2800 Denver, CO 80202	P2 Upstream is an independent technology provider of mission-critical software, data and analytics solutions to the upstream oil and gas industry.	$4,052

Paw Luxco II Sarl 2-4 Rue Eugene Ruppert Luxembourg - 2453 Luxembourg	Jack Wolfskin produces outdoor functional clothing in Germany.	$19,933

Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Pelican Products designs, develops, and manufactures watertight protective cases and technically advanced professional lighting equipment.	$6,558

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Pregis Corp. 1650 Lake Cook Road Deerfield, IL 60015	Pregis is an international manufacturer, marketer, and supplier of protective packaging products and specialty packaging solutions.	$49,320

PSAV Acquisition Corp. 1700 East Golf Road #400 Schaumburg, IL 60173	Audio Visual provides audiovisual equipment, staging services and related technology support for live events and meetings.	$78,822

Ranpak Corp. 7990 Auburn Road Concord Township, OH 44077	Ranpak makes paper-packaging material that cushions and protects products during shipping.	$3,294

Sensus USA Inc. 8601 Six Forks Road Suite 300 Raleigh, NC 27615	Sensus is a provider of end-to-end utility infrastructure solutions.	$8,576

SESAC Holdings Inc. 55 Music Square East Nashville, TN 37203	SESAC is one of three performing-rights organizations in the U.S.	$2,962

Stadium Management Corp. 1701 Bryant Street Denver, CO 80204	Stadium Management is a venue management company that provides private management services for public assembly facilities.	$57,500

TravelCLICK, Inc. 7 Times Square 38th Floor New York, NY 10036	TravelCLICK is a provider of reservation solutions, business intelligence and digital marketing solutions to the global hospitality industry.	$34,635

Travelport LLC 300 Galleria Pkwy Atlanta, GA 30339	Travelport connects travel agencies, websites, and corporations with travel suppliers worldwide.	$20,426

Vertafore, Inc. 11724 NE 195th Street Bothell, WA 98011	Vertafore is a provider of specialized software solutions and information for the insurance industry,	$14,713

Wall Street Systems Holdings, Inc. 1345 Avenue of the Americas New York, NY 10105	Wall Street Systems provides functionally rich, integrated and scalable solutions for improved workflow, control, and overall productivity for corporate treasury, bank treasury, central banking, FX trading and global back office operations.	$6,881

Senior Secured Bonds

Advanced Lighting Technologies, Inc. 32000 Aurora Rd Solon, OH 44139	Advanced Lighting designs, manufactures, and markets energy efficient metal halide white light source components and systems.	$76,958

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Allen Systems Group, Inc. 1333 Third Avenue South Naples, FL 34102	Allen Systems provides a variety of software and services for enterprise performance, operations, and application management.	$30,907

Aspect Software, Inc. 300 Apollo Drive Chelmsford, MA 01824	Aspect Software is a provider of solutions to the contact center industry.	$4,000

Avaya Inc. 4655 Great America Parkway Santa Clara, CA 95054	Avaya is a global provider of next-generation business collaboration and communications solutions, providing unified communications, real-time video collaboration, contact center, networking and related services to companies of all sizes around the world.	$19,022

Caesars Entertainment Operating Co. One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment is a gaming company serving many regions in the U.S., including Las Vegas and Atlantic City.	$19,094

Caesars Entertainment Resort Properties, LLC One Caesars Palace Drive Las Vegas, NV 89109	Caesars Entertainment Resort Properties is the property company of Caesars Entertainment Corp. Caesars Entertainment properties include Harrah’s Las Vegas, Rio, Flamingo Las Vegas, Harrah’s Atlantic City, Paris Las Vegas, and Harrah’s Laughlin.	$54,301

FairPoint Communications, Inc. 521 E. Morehead Street Suite 500 Charlotte, NC 28202	FairPoint Communications provides communications services in rural and small urban communities, offering an array of services, including high speed data, internet access, data transport, voice, video and other broadband enabled product offerings.	$16,750

FourPoint Energy, LLC 8450 E. Crescent Parkway Suite 400 Greenwood Village, CO 80111	FourPoint Energy is a private oil and gas exploration and production company.	$12,878

Global A&T Electronics Ltd. 5 Serangoon North Avenue 5 Singapore, 554916	Global A&T Electronics, through its subsidiary United Test and Assembly Center, provides semiconductor assembly and test services for a range of integrated circuits, including memory, mixed signal, analog, logic, and radio frequency.	$9,000

HOA Restaurant Group, LLC 1815 The Exchange Southeast Atlanta, GA 30339	HOA Restaurant Group is an owner, operator, and franchisor of bar and grill concept casual dining restaurants under the Hooters brand.	$14,110

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum produces specialty flat-rolled aluminum products in the U.S.	$62,735

Kinetic Concepts, Inc. 12930 Interstate 10 West San Antonio, TX 78249	Kinetic Concepts is a medical technology company serving the wound care, regenerative medicine and therapeutic support systems markets.	$11,168

Logan’s Roadhouse Inc. 3011 Armory Drive Suite 300 Nashville, TN 37204	Logan's Roadhouse is a chain of restaurants that was founded in 1991 in Lexington, Kentucky.	$30,769

Neff Rental LLC 3750 NW 87th Avenue Miami, FL 33178	Neff Rental provides equipment rental services for construction companies, golf course developers, industrial plants, the oil industry, and governments.	$7,573

Ryerson Inc. 227 West Monroe Street 27th Floor Chicago, IL 60606	Ryerson processes and distributes carbon steel, stainless steel, and alloy steels in the U.S., Canada, Mexico, China, and India.	$3,100

SFX Entertainment, Inc. 430 Park Avenue 6th Floor New York, NY 10022	SFX Entertainment, Inc. engages in the production of live events and entertainment electronic music culture content in the United States.	$10,500

Sorenson Communication, Inc. 4192 South Riverboat Road Salt Lake City, UT 84123	Sorenson Communication is a provider of IP-based video communication technology and services to the deaf and hard of hearing population in the U.S.	$36,624

Speedy Cash Intermediate Holdings Corp. 3527 N. Ridge Road Wichita, KS 67205	Speedy Cash provides payday loans, title loans and cash checking in the U.S., Canada, and the U.K.	$5,077

Subordinated Debt

Alta Mesa Holdings, L.P. 15021 Katy Freeway Suite 400 Houston, TX 77094	Alta Mesa is an onshore oil and natural gas acquisition, exploitation, exploration, and production company.	$11,605

Aurora Diagnostics, LLC 11025 RCA Center Drive Suite 300 Palm Beach Gardens, FL 33410	Aurora is a specialized diagnostics company providing services that play a key role in the diagnosis of cancer and other diseases.	$18,104

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Avaya Inc. 4655 Great America Parkway Santa Clara, CA 95054	Avaya is a global provider of next-generation business collaboration and communications solutions, providing unified communications, real-time video collaboration, contact center, networking and related services to companies of all sizes around the world.	$19,228

Comstock Resources, Inc. 5300 Town & Country Blvd Frisco, TX 75034	Comstock engages in the acquisition, development, production and exploration of oil and natural gas properties in the U.S.	$7,204

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	$20,646

Ipreo Holdings LLC 1359 Broadway New York, NY 10018	Ipreo provides software that helps investment banks to originate and distribute municipal and corporate bonds.	$9,967

Kinetic Concepts, Inc. 12930 Interstate 10 West San Antonio, TX 78249	Kinetic Concepts is a medical technology company serving the wound care, regenerative medicine and therapeutic support systems markets.	$23,622

KODA Distribution Group, Inc. 262 Harbor Drive 3rd Floor Stamford, CT 06902	KODA Distribution Group specializes in chemicals distribution, serving customers by providing coatings, adhesives, sealants and elastomers, as well as construction, care, lubricants, inks, and plastics end markets.	$34,355

Monitronics International, Inc. 2350 Valley View Lane Dallas, TX 75234	Monitronics is engaged in the business of providing security alarm monitoring services.	$2,250

Mood Media Corp. 99 Sante Drive Concord ON L4K 3C4 Canada	Mood Media provides in-store audio, visual, and scent branding services to retail companies in North America, Europe, Asia and Australia.	$42,039

QR Energy, L.P. 5 Houston Center Houston, TX 77010	QR Energy owns and acquires oil and natural gas properties in North America and its properties consist of mature, legacy onshore oil and natural gas reservoirs with long-lived, predictable production profiles.	$3,211

RKI Exploration & Production, LLC 3817 NW Expressway Suite 950 Oklahoma City, OK 73116	RKI is an exploration and production company operating in the Permian and Wyoming Power River Basin.	$10,900

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Samson Investment Co. Two West Second St. Tulsa, OK 74103	Samson is an exploration and production company.	$10,000

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	$15,563

Sidewinder Drilling Inc. 952 Echo Lane Houston, TX 77024	Sidewinder is a contract land drilling company that provides contract drilling services to exploration and production companies.	$8,000

ThermaSys Corp. 2776 Gunter Park Dr. E Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	$131,542

VPG Group Holdings LLC 9820 Westpoint Drive Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal, as well as scrap cable, wire and metal recycling.	$5,056

Collateralized Securities

American Capital Ltd. 2 Bethesda Metro Center 14th Floor Bethesda, MD 20814	American Capital, Ltd. is the asset manager of the ACASC 2013-2A B.	$29,573

Apidos Capital Management 712 Fifth Avenue 10th Floor New York, NY 10019	Apidos Capital Management is the asset manager of Apidos CDO IV.	$1,327

Ares Management LLC 2000 Avenue of the Stars 12th Floor Los Angeles, CA 90067	Ares Management LLC is the asset manager of Ares 2007 CLO 11A.	$3,359

Carlyle Investment Management 430 Park Avenue New York, NY 10022	Carlyle Investment Management is the asset manager of Carlyle Azure CLO.	$11,253

Carlyle Investment Management 430 Park Avenue New York, NY 10022	Carlyle Investment Management is the asset manager of Wind River CLO Ltd. 2012 1A.	$37,277

JP Morgan Chase and Co. 277 Park Avenue New York, NY 10172	JP Morgan is the asset manager of the JPMorgan Chase Bank, N.A. Credit-Linked Notes.	$16,633

Name and Address of Portfolio Company	Nature of its Principal Business	Amortized Cost of Investment (in thousands)

Lightpoint Capital Management 200 West Monroe Chicago, IL 60603	Lightpoint Capital Management is the asset manager of Lightpoint CLO 2006 V.	$3,836

Prudential Fixed Income Two Gateway Center 4th Floor Newark, NJ 07102	Prudential Fixed Income is the asset manager of Dryden CDO 23A.	$6,252

Stone Tower Debt Advisors 152 West 57th Street New York, NY 10019	Stone Tower Debt Advisors is the asset manager of Rampart CLO 2007 1A.	$3,413

Stone Tower Debt Advisors 152 West 57th Street New York, NY 10019	Stone Tower Debt Advisors is the asset manager of Stone Tower CLO VI.	$2,772

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(7)	Amortized Cost of Investment (in thousands)
Equity/Other

American Energy Ohio Holdings, LLC 301 NW 63rd Street Suite 600 Oklahoma City, OK 73116	American Energy is an exploration and production company formed to acquire and develop unconventional resources in the Utica Shale.	Common Equity	0.9%	$7,387

AP Exhaust Acquisition, LLC 300 Dixie Trail Goldsboro, NC 27530	AP Exhaust manufactures and distributes aftermarket replacement emission and exhaust products for a broad array of vehicular and industrial applications.	Common Equity	0.8%	$811

Aquilex Corp. 2225 Skyland Court Norcross, GA 30071	Aquilex is a provider of critical maintenance, repair, and industrial cleaning solutions to the energy industry.	Common Equity	1.5%	$1,087

Aquilex Corp. 2225 Skyland Court Norcross, GA 30071	Aquilex is a provider of critical maintenance, repair, and industrial cleaning solutions to the energy industry.	Common Equity	3.3%	$1,690

Burleigh Point, Ltd. One Billabong Place Burleigh Heads QLD 4220 Australia	Billabong International Limited (BBG) engages in the marketing, distribution, wholesaling and retailing of apparel, accessories, eyewear, wetsuits and hard goods in the board sports sector.	Warrants	40.8%	$1,898

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(7)	Amortized Cost of Investment (in thousands)

CoSentry.Net, LLC 12700 West Dodge Road Omaha, NE 68154	CoSentry provides data center solutions and technical services for large and mid-sized enterprises, particularly organizations valuing the stringent demands of a compliance regulated environment and the leverage of secure data management.	Preferred Equity	2.9%	$2,500

Eastman Kodak Co. 343 State Street Rochester, NY 14650	Eastman Kodak provides digital photography and printing products and services for consumer markets.	Common Equity	0.1%	$1,202

ERC Ireland Holdings Ltd. 1 Heuston South Quarter St. John’s Road Dublin 8 Ireland	Eircom is a provider of domestic and international voice and data communications for both the retail and wholesale carrier markets in Ireland.	Common Equity	0.9%	$4,731

ERC Ireland Holdings Ltd. 1 Heuston South Quarter St. John’s Road Dublin 8 Ireland	Eircom is a provider of domestic and international voice and data communications for both the retail and wholesale carrier markets in Ireland.	Warrants	0.9%	$2,288

Flanders Corp. 531 Flanders Filters Road Washington, NC 27889	Flanders designs, manufactures and markets air filters and related products for commercial and residential use.	Common Equity	7.0%	$5,000

Florida Gaming Centers, Inc. 3500 NW 37th Avenue Miami, FL 33142	Florida Gaming is an owner and operator of casinos and gambling facilities in Florida.	Warrants	5.2%	—

Florida Gaming Corp. 3500 NW 37th Avenue Miami, FL 33142	Florida Gaming is an owner and operator of casinos and gambling facilities in Florida.	Warrants	4.5%	—

FourPoint Energy, LLC 8450 E. Crescent Parkway Suite 400 Greenwood Village, CO 80111	FourPoint Energy is a private oil and gas exploration and production company.	Common Equity	1.5%	$2,601

HBC Solutions, Inc. 9800 South Meridian Boulevard Suite 300 Englewood, CO 80112	HBC Solutions is a provider of hardware and software that enables media companies to create, manage, distribute and monetize video content.	Common Equity	3.2%	$3,051

Ipreo Holdings LLC 1359 Broadway New York, NY 10018	Ipreo provides software that helps investment banks originate and distribute municipal and corporate bonds.	Common Equity	0.4%	$1,000

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(7)	Amortized Cost of Investment (in thousands)

JW Aluminum Co. 435 Old Mount Holly Road Mt. Holly, SC 29445	JW Aluminum produces specialty flat-rolled aluminum products in the U.S.	Common Equity	4.4%	$3,225

Leading Edge Aviation Services, Inc. 3132 Airway Avenue Costa Mesa, CA 92626	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	Common Equity	2.6%	$464

Leading Edge Aviation Services, Inc. 3132 Airway Avenue Costa Mesa, CA 92626	Leading Edge provides aircraft painting services for commercial, private and military aircrafts.	Preferred Equity	2.9%	$1,303

MB Precision Holdings LLC 109 Apremont Way P.O. Box 828 Westfield, MA 01086	MB Precision provides precision machining, fabrication, assembly and test services for the aerospace & defense, energy, oil & gas and power generation markets.	Common Equity	0.9%	$450

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Common Equity	4.0%	$500

Micronics, Inc. 200 West Road Portsmouth, NH 03801	Micronics is a global designer and manufacturer of inline solid-liquid filtration solutions for mission-critical industrial process applications.	Preferred Equity	4.0%	$500

Milagro Holdings, LLC 1301 McKinney Street Houston, TX 77010	Milagro was formed for the purpose of exploring, developing and acquiring natural gas and oil properties along the Gulf of Mexico.	Common Equity	4.3%	$50

Milagro Holdings, LLC 1301 McKinney Street Houston, TX 77010	Milagro was formed for the purpose of exploring, developing and acquiring natural gas and oil properties along the Gulf of Mexico.	Preferred Equity	10.5%	$11,180

New Star Metals Inc. 835 McClintock Drive Suite 100 Burr Ridge, IL 60527	New Star Metals provides steel processing, building products, and supply chain management across a diverse array of end markets.	Common Equity	0.5%	$750

Plains Offshore Operations Inc. 700 Milam Street Suite 3100 Houston, TX 77002	Plains Offshore is a subsidiary of Freeport-McMoRan Copper & Gold (NYSE: FCX), or FCX, and was formed to develop FCX’s assets located in the Gulf of Mexico in water depths of 500 feet or more.	Preferred Equity	11.1%	$58,931

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(7)	Amortized Cost of Investment (in thousands)

Plains Offshore Operations Inc. 700 Milam Street Suite 3100 Houston, TX 77002	Plains Offshore is a subsidiary of Freeport-McMoRan Copper & Gold (NYSE: FCX), or FCX, and was formed to develop FCX’s assets located in the Gulf of Mexico in water depths of 500 feet or more.	Common Equity	11.1%	$1,722

PSAV Acquisition Corp. 1700 East Golf Road #400 Schaumburg, IL 60173	Audio Visual provides audiovisual equipment, staging services and related technology support for live events and meetings.	Common Equity	3.8%	$10,000

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Common Equity	4.9%	$2,500

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Preferred Equity	100.0%	$21,228

Safariland, LLC 13386 International Parkway Jacksonville, FL 32218	Safariland is a provider of security and law enforcement products and services, delivering a full-range of customer-specific solutions.	Warrants	0.9%	$473

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Common Equity	26.7%	$3,400

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Preferred Equity	88.2%	$9,398

Sequel Industrial Products Holdings, LLC 480 Hercules Drive Colchester, VT 05446	Sequel Industrial Products is a manufacturer of specialty components used in engineered systems that store and transport highly corrosive liquids and gases.	Warrants	88.2%	$13

ThermaSys Corp. 2776 Gunter Park Dr E Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Common Equity	2.9%	$1

Name and Address of Portfolio Company	Nature of its Principal Business	Title of Securities Held by Us	Percentage of Class Held(7)	Amortized Cost of Investment (in thousands)

ThermaSys Corp. 2776 Gunter Park Dr E Montgomery, AL 36109	ThermaSys is a manufacturer of heat exchangers for end markets including power generation, industrial, construction equipment, and automotive engines.	Preferred Equity	3.1%	$5,181

VPG Group Holdings LLC 9820 Westpoint Drive Suite 300 Indianapolis, IN 46256	VPG Group is a specialist in transformer recycling, repair, and disposal, as well as scrap cable, wire and metal recycling.	Common Equity	7.5%	$3,638

(1)	Amount includes a $1,869 unfunded commitment for Capital Vision Services, LLC.
(2)	Amount includes a $14,500 unfunded commitment for Dent Wizard International Corp.
(3)	Amount includes a $6,250 unfunded commitment for Leading Edge Aviation Services, Inc.
(4)	Amount includes a $3,810 unfunded commitment for MetoKote Corp.
(5)	Amount includes a $11,379 unfunded commitment for Tri-Northern Acquisition, Inc.
(6)	Amount includes a $52,833 unfunded commitment for American Energy—Utica, LLC.
(7)	Percentage of class held is calculated on a fully diluted basis and is based on the best available information at the time of calculation.

INVESTMENT ADVISORY AGREEMENT

Overview of FB Advisor

Management Services and Responsibilities

FB Advisor is registered as an investment adviser under the Advisers Act and serves as our investment adviser pursuant to the investment advisory agreement in accordance with the 1940 Act. As an investment adviser registered under the Advisers Act, FB Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, FB Advisor has a fiduciary responsibility for the safekeeping and use of all our funds and assets, whether or not in its immediate possession or control. As such, FB Advisor may not employ, or permit another to employ, our funds or assets in any manner except for our exclusive benefit. FB Advisor is prohibited from contracting away the fiduciary obligation owed to us and our stockholders under common law.

Subject to the overall supervision of our board of directors, FB Advisor provides us with investment advisory services. Under the terms of the investment advisory agreement, FB Advisor:

•	determines the composition and allocation of our portfolio, the nature and timing of the changes therein and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure the investments we make;

•	executes, monitors and services the investments we make;

•	determines the securities and other assets we will purchase, retain or sell; and

•	performs due diligence on prospective portfolio companies.

FB Advisor will also seek to ensure that we maintain adequate reserves for normal replacements and contingencies (but not for payment of fees payable to it) by causing us to retain a reasonable percentage of offering proceeds, revenues or other sources of reserves. FB Advisor’s services under the investment advisory agreement may not be exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. In addition, FB Advisor will perform certain administrative services under the administration agreement. See “Administrative Services.”

Advisory Fees

We pay FB Advisor a fee for its services under the investment advisory agreement consisting of two components—a base management fee and an incentive fee based on our performance. The cost of both the base management fee payable to FB Advisor and any incentive fees it earns will ultimately be borne by our stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2.0% of our average gross assets. As described further below, pending stockholder approval of amendments to the investment advisory agreement, FB Advisor has agreed, effective April 1, 2014, to voluntarily waive a portion of the base management fee to which it is entitled under the former investment advisory agreement and the investment advisory agreement so that the fee equals 1.75% of the average value of our gross assets. There can be no assurance this waiver will continue in the future. The base management fee is payable quarterly in arrears and is calculated based on the average weekly value of our gross assets during the most recently completed calendar quarter. The base management fee may or may not be taken in whole or in part at the discretion of FB Advisor. All or any part of the base management fee not taken as to any quarter will be deferred without interest and may be taken in such other quarter as FB Advisor shall determine. The base management fee for any partial month or quarter will be appropriately prorated.

Incentive Fee

The incentive fee in the investment advisory agreement consists of two parts. The first part, which we refer to as the subordinated incentive fee on income, will be calculated and payable quarterly in arrears based upon our “pre-incentive fee net investment income” for the immediately preceding quarter. The subordinated incentive fee on income will be subject to a quarterly hurdle rate, expressed as a rate of return on our net assets for the most recently completed calendar quarter, of 2.0% (8.0% annualized), subject to a “catch up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income (including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The calculation of the subordinated incentive fee on income for each quarter is as follows:

•	No incentive fee is payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate of 2.0%;

•

100% of our pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any calendar quarter (10.0% annualized) is payable to FB Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.5% in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.5% in any calendar quarter (10.0% annualized) is payable to FB Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to FB Advisor).

The subordinated incentive fee on income is subject to the total return requirement, which provides that no incentive fee in respect of our pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of net assets)

Percentage of pre-incentive fee net investment income allocated to income-related portion of incentive fee

(subject to total return requirement)

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter. These calculations also assume that the total return requirement described above will not reduce the payment of any subordinated incentive fee on income.

The second part of the incentive fee, which we refer to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement). This fee will equal 20.0% of our incentive fee capital gains, which will equal our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.

All percentages are based on our net assets.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter before Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 0.55%

Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.90%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income –(base management fee + other expenses) = 2.20%

Subordinated incentive fee on Income = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

= 100% × (2.20% – 2.00%)

= 0.20%

Pre-incentive fee net investment income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the subordinated incentive fee on income is 0.20%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.80%

Catch up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.5%))

Catch up	= 2.50% – 2.00%
= 0.50%

Subordinated incentive fee on income = (100% × 0.50%) + (20.00% × (2.80% –2.50%))

= 0.50% + (20.00% × 0.30%)

= 0.50% + 0.06%

= 0.56%

Pre-incentive fee net investment income exceeds the hurdle rate and fully satisfies the “catch-up” provision, therefore the subordinated incentive fee on income is 0.56%.

(1)	Represents 8.00% annualized hurdle rate.

(2)	Represents 2.00% annualized base management fee on average gross assets. Example assumes gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.00% on all pre-incentive fee net investment income when our net investment income exceeds 2.50% in any calendar quarter.

Example 2: Subordinated Incentive Fee on Income for Each Calendar Quarter with Total Return Requirement Calculation (*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.80%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters = $8,000,000

Although our pre-incentive fee net investment income exceeds the hurdle rate of 2.00% (as shown in Scenario 3 of Example 1 above), no subordinated incentive fee on income is payable because 20.00% of the cumulative net increase in net assets resulting from operations over the then current and eleven preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Hurdle rate(1) = 2.00%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.80%

Cumulative incentive fees accrued and/or paid for preceding eleven calendar quarters = $9,000,000

20.0% of cumulative net increase in net assets resulting from operations over current and preceding eleven calendar quarters = $10,000,000

Because our pre-incentive fee net investment income exceeds the hurdle rate of 2.00% and because 20.00% of the cumulative net increase in net assets resulting from operations over the then current and eleven preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding eleven calendar quarters, a subordinated incentive fee on income (in an amount not to exceed $1,000,000 (i.e. $10,000,000 minus $9,000,000)) would be payable, as shown in Scenario 3 of Example 1 above.

(1)	Represents 8.00% annualized hurdle rate.

(2)	Represents 2.00% annualized base management fee on average gross assets. Example assumes gross assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.00% on all pre-incentive fee net investment income when our net investment income exceeds 2.50% in any calendar quarter.

Example 3: Incentive Fee on Capital Gains (*):

Scenario 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.00%)

Year 3: None - $5 million (20.00% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Incentive fee on capital gains of $200,000 - $6.2 million ($31 million cumulative realized capital gains multiplied by 20.00%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million incentive fee on capital gains - 20.00% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million incentive fee on capital gains - $6.4 million (20.00% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

Year 4: None

Year 5: None - $5 million (20.00% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

*	The returns shown are for illustrative purposes only. No incentive fee will be payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above.

Amendments related to NYSE Listing

In anticipation of the listing of our common stock on the NYSE, FB Advisor recommended that the investment advisory agreement be amended. The amended investment advisory agreement would lower the quarterly hurdle rate used in calculating the subordinated incentive fee on income portion of the incentive fee from 2.0% (8.0% annualized) under the investment advisory agreement to 1.875% (7.5% annualized), or the amended hurdle rate. Accordingly, if the amended investment advisory agreement is approved by stockholders, the calculation of the subordinated incentive fee on income for each quarter under the amended investment advisory agreement will be as follows:

•	No incentive fee will payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the amended hurdle rate of 1.875% (7.5% annualized);

•

100% of our pre-incentive fee net investment income, if any, that exceeds the amended hurdle rate but is less than or equal to 2.34375% in any calendar quarter (9.375% annualized) (as compared to 2.5% in any calendar quarter (10% annualized) under the investment advisory agreement) will be payable to FB Advisor. We refer to this portion of our pre-incentive fee net investment income (which exceeds the amended hurdle rate but is less than or equal to 2.34375%) as the “amended catch-up.” The “amended catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.0% on all of our pre-incentive fee net investment income when our pre-incentive fee net investment income reaches 2.34375% (9.375% annualized) on net assets in any calendar quarter; and

•

20.0% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.34375% in any calendar quarter (9.375% annualized) (as compared to 2.5% in any calendar quarter (10% annualized) under the investment advisory agreement) will be payable to FB Advisor once the amended hurdle rate is reached and the amended catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to FB Advisor).

Under the amended investment advisory agreement, the subordinated incentive fee on income will continue to be subject to the total return requirement. Accordingly, pursuant to the amended investment advisory agreement, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which our pre-incentive fee net investment income for such calendar quarter exceeds the amended hurdle rate of 1.875%, subject to the “amended catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. There will be no accumulation of amounts on the amended hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly amended hurdle rate and there will be no delay of payment if prior quarters are below the quarterly amended hurdle rate.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee under the amended investment advisory agreement:

Quarterly Subordinated Incentive Fee on Income

Pre-incentive fee net investment income

(expressed as a percentage of net assets)

The amended investment advisory agreement would also reduce the base management fee payable by us to FB Advisor from 2.0% to 1.75% of the average value of our gross assets. Our board of directors has approved this amendment, and we have called a special meeting of our stockholders for June 23, 2014, at which our stockholders will be asked to vote on the proposal. Pending stockholder approval of the amended investment advisory agreement, FB Advisor has agreed, effective April 1, 2014, to voluntarily waive a portion of the base management fee to which it is entitled under the former investment advisory agreement and the investment advisory agreement so that the fee equals 1.75% of the average value of our gross assets. There can be no assurance this waiver will continue in the future.

These calculations will be appropriately prorated for any period of less than three months and adjusted, if appropriate, for any equity capital raises or repurchases during the applicable calendar quarter. These calculations also assume that the total return requirement described above will not reduce the payment of any subordinated incentive fee on income.

For purposes of the examples below, we have assumed that the amended investment advisory agreement described above is approved by our stockholders.

Example: Subordinated Incentive Fee on Income for Each Calendar Quarter Under the Amended Investment Advisory Agreement(*):

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Amended hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 0.6125%

Pre-incentive fee net investment income does not exceed the amended hurdle rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.80%

Amended hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.1625%

Subordinated incentive fee on income = 100% × pre-incentive fee net investment income (subject to “amended catch-up”)(4)

= 100% × (2.1625% – 1.875%)

= 0.2875%

Pre-incentive fee net investment income exceeds the amended hurdle rate, but does not fully satisfy the “amended catch-up” provision, therefore the subordinated incentive fee on income is 0.2875%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.50%

Amended hurdle rate(1) = 1.875%

Base management fee(2) = 0.4375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (base management fee + other expenses) = 2.8625%

Amended catch-up = 100% × pre-incentive fee net investment income (subject to “catch-up”)(4)

Subordinated incentive fee on income = 100% × “catch-up” + (20.0% × (pre-incentive fee net investment income – 2.34375%))

Amended Catch-up = 2.34375% – 1.875%

= 0.46875%

Subordinated incentive fee on income = (100% × 0.46875%) + (20.0% × (2.8625% – 2.34375%))

= 0.46875% + (20% × 0.51875%)

= 0.46875% + 0.10375%

= 0.5725%

Pre-incentive fee net investment income exceeds the amended hurdle rate and fully satisfies the “amended catch-up” provision, therefore the subordinated incentive fee on income is 0.5725%.

(1)	Represents 7.5% annualized amended hurdle rate.

(2)	Represents 1.75% annualized base management fee on average gross assets. Examples assume assets are equal to our net assets.

(3)	Excludes organizational and offering expenses.

(4)	The “amended catch-up” provision is intended to provide FB Advisor with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 2.34375% in any calendar quarter.

*	The returns shown are for illustrative purposes only. If stockholders approve the amended investment advisory agreement, no incentive fee will be payable to FB Advisor in any calendar quarter in which our pre-incentive fee net investment income does not exceed the amended hurdle rate. Positive returns are shown to demonstrate the fee structure and there is no guarantee that positive returns will be realized. Actual returns may vary from those shown in the examples above. The example above does not consider any limitations on the calculation of the subordinated incentive fee on income that may result from the total return requirement.

Duration and Termination

The investment advisory agreement became effective upon the listing of our common stock on the NYSE on April 16, 2014. Unless earlier terminated as described below, the investment advisory agreement will remain in effect until April 2016 and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. An affirmative vote of the holders of a majority of our outstanding voting securities is also necessary in order to make material amendments to the investment advisory agreement.

The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated at any time by (a) the vote of a majority of our outstanding voting securities, (b) the vote of our board of directors or (c) FB Advisor, without the payment of any penalty, upon 60 days’ written notice. Without the vote of a majority of our outstanding voting securities, the investment advisory agreement may not be materially amended.

Indemnification

The investment advisory agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the investment advisory agreement or otherwise as our investment adviser; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the investment advisory agreement.

Organization of FB Advisor

FB Advisor is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal address of FB Advisor is FB Income Advisor, LLC, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Overview of GDFM

GDFM acts as our sub-adviser pursuant to an investment sub-advisory agreement with FB Advisor and is registered as an investment adviser with the SEC under the Advisers Act. GDFM is a Delaware limited liability company with principal offices located at 345 Park Avenue, New York, New York 10154.

Under the terms of the sub-advisory agreement, GDFM assists FB Advisor in managing our portfolio in accordance with our stated investment objectives and policies. This assistance includes making investment recommendations, monitoring and servicing our investments, performing due diligence on prospective portfolio companies and providing research and other investment advisory services for us. However, all investment decisions are ultimately the responsibility of FB Advisor’s investment committee.

The investment sub-advisory agreement provides that GDFM will receive 50% of all fees payable to FB Advisor under the investment advisory agreement with respect to each year.

The investment sub-advisory agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice by GDFM or, if our board of directors or the holders of a majority of our outstanding voting securities determine that it should be terminated, by FB Advisor.

Board Approval of the Investment Advisory Agreement and Investment Sub-Advisory Agreements

The investment advisory agreement was last approved by our board of directors at meetings held on April 11, 2013 and April 23, 2013, and was most recently approved by our stockholders on July 17, 2013 at the reconvened 2013 annual meeting of stockholders. The investment advisory agreement became effective on April 16, 2014 upon the listing of our common stock on the NYSE. On May 5, 2014, our board of directors approved certain amendments to the investment advisory agreement, and we have called a special meeting of our stockholders for June 23, 2014, at which our stockholders will be asked to vote on the proposal. The investment sub-advisory agreement was approved by our board of directors on May 13, 2008 and became effective upon our meeting the minimum offering requirement in January 2009. After an initial two-year term, such agreements must be re-approved annually by our board of directors. In August 2013, the board of directors re-approved the investment sub-advisory agreement and extended its terms for a period of twelve months, subject to earlier termination in accordance with its terms.

Such approvals were made in accordance with, and on the basis of an evaluation satisfactory to our board of directors as required by, Section 15(c) of the 1940 Act and applicable rules and regulations thereunder, including a consideration of, among other factors, (i) the nature, quality and extent of the advisory and other services to be provided under the agreements, (ii) the investment performance of the personnel who manage investment portfolios with objectives similar to ours, (iii) comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives and (iv) information about the services to be performed and the personnel performing such services under each of the agreements.

ADMINISTRATIVE SERVICES

Pursuant to the administration agreement, we reimburse FB Advisor for administrative expenses it incurs on our behalf overseeing our day-to-day operations, including the provision of general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FB Advisor also performs, or oversees the performance of, our corporate operations and required administrative services.

There is no separate fee paid by us to FB Advisor in connection with the services provided under the administration agreement. However, we reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities thereunder. FB Advisor allocates the cost of such services to us based on factors such as total assets, revenues, time allocations and/or other reasonable metrics.

The initial term of the administration agreement is two years and thereafter continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by: (a) the vote of our board of directors; and (b) the vote of a majority of our directors who are not parties to the administration agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party.

The administration agreement may be terminated at any time by either us or FB Advisor, without the payment of any penalty, upon 60 days’ written notice.

The administration agreement provides that FB Advisor (and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with FB Advisor) shall be entitled to indemnification (including reasonable attorneys’ fees and amounts reasonably paid in settlement) for any liability or loss suffered by FB Advisor, and FB Advisor shall be held harmless for any loss or liability suffered by us, arising out of the performance of any of its duties or obligations under the administration agreement or otherwise as our administrator; provided, however, that FB Advisor cannot be indemnified for any liability arising out of willful misfeasance, bad faith, or negligence in the performance of FB Advisor’s duties or by reason of the reckless disregard of FB Advisor’s duties and obligations under the administration agreement.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the investment advisory agreement with FB Advisor. Pursuant to the investment advisory agreement, we pay FB Advisor a base management fee and an incentive fee. See “Investment Advisory Agreement” for a description of how the fees payable to FB Advisor are determined.

Our executive officers, certain of our directors and certain debt finance professionals of Franklin Square Holdings who perform services for us on behalf of FB Advisor are also officers, trustees, managers, and/or key professionals of Franklin Square Holdings, our former dealer manager and other Franklin Square Holdings entities, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. These persons have legal obligations with respect to those entities that are similar to their obligations to us. In the future, these persons and other affiliates of Franklin Square Holdings may organize other debt-related programs and acquire for their own account debt-related investments that may be suitable for us. In addition, Franklin Square Holdings may grant equity interests in FB Advisor to certain management personnel performing services for FB Advisor.

Allocation of FB Advisor’s Time

We rely on FB Advisor to manage our day-to-day activities and to implement our investment strategy. FB Advisor and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to us. As a result of these activities, FB Advisor, its employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, FSIC III Advisor, LLC, FS Investment Corporation III, FS Global Advisor, LLC and FS Global Credit Opportunities Fund. FB Advisor and its employees will devote only as much of its or their time to our business as FB Advisor and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, FB Advisor, its personnel and certain affiliates may experience conflicts of interest in allocating management time, services and functions among us and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to us.

However, we believe that the members of FB Advisor’s senior management and the other key debt finance professionals have sufficient time to fully discharge their responsibilities to us and to the other businesses in which they are involved. We believe that our affiliates and executive officers will devote the time required to manage our business and expect that the amount of time a particular executive officer or affiliate devotes to us will vary during the course of the year and depend on our business activities at the given time. We expect that our executive officers and affiliates will generally devote more time to programs raising and investing capital than to programs that have completed their offering stages, though from time to time each program will have its unique demands. Because many of the operational aspects of Franklin Square Holdings-sponsored programs are very similar, there are significant efficiencies created by the same team of individuals at the adviser providing services to multiple programs. For example, FB Advisor has streamlined the structure for financial reporting, internal controls and investment approval processes for the programs.

Allocation of GDFM’s Time

We rely, in part, on GDFM to assist in identifying investment opportunities and making investment recommendations to FB Advisor. GDFM, its affiliates and their respective members, partners, officers and employees will devote as much of their time to our activities as they deem necessary and appropriate. GDFM and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with us and/or may involve substantial time and resources of GDFM. Also, in connection with such business activities, GDFM and its affiliates may have existing business relationships or access to material, non-

public information that may prevent it from recommending investment opportunities that would otherwise fit within our investment objectives. All of these factors could be viewed as creating a conflict of interest in that the time and effort of the members of GDFM, its affiliates and their officers and employees will not be devoted exclusively to our business but will be allocated between us and the management of the assets of other advisees of GDFM and its affiliates. For example, GDFM also serves as the investment sub-adviser to FS Investment Corporation II and FS Investment Corporation III and GSO, the parent of GDFM, serves as investment sub-adviser to FS Energy and Power Fund and FS Global Credit Opportunities Fund.

Competition and Allocation of Investment Opportunities

Employees of FB Advisor are simultaneously providing investment advisory services to other affiliated entities, including the investment advisers to Franklin Square Holdings’ three other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III and Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund. FS Investment Corporation II and FS Investment Corporation III are publicly-registered BDCs that invest primarily in senior secured loans and second lien secured loans of private U.S. companies and, to a lesser extent, subordinated loans of private U.S. companies. FS Energy and Power Fund is a publicly-registered BDC that invests primarily in debt and income-oriented equity securities of privately-held U.S. companies in the energy and power industry. FS Global Credit Opportunities Fund is a publicly-registered closed-end management investment company that invests primarily in secured and unsecured floating and fixed rate loans, bonds and other types of credit instruments. In addition, GDFM and its affiliates manage several other investment vehicles.

FB Advisor may determine it appropriate for us and one or more other investment accounts managed by FB Advisor, GDFM or any of their respective affiliates to participate in an investment opportunity. To the extent we are able to make co-investments with investment accounts managed by FB Advisor, GDFM or their respective affiliates, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among us and the other participating accounts. In addition, conflicts of interest or perceived conflicts of interest may also arise in determining which investment opportunities should be presented to us and other participating accounts.

To mitigate these conflicts, FB Advisor will seek to execute such transactions on a fair and equitable basis and in accordance with its allocation policies, taking into account various factors, which may include: the source of origination of the investment opportunity; investment objectives and strategies; tax considerations; risk, diversification or investment concentration parameters; characteristics of the security; size of available investment; available liquidity and liquidity requirements; regulatory restrictions; and/or such other factors as may be relevant to a particular transaction.

As FB Advisor’s senior management team consists of the same management team that runs the investment advisers to Franklin Square Holdings’ three other affiliated BDCs, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, and Franklin Square Holdings’ affiliated closed-end management investment company, FS Global Credit Opportunities Fund, it is possible that some investment opportunities will be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund rather than us.

Expense Support and Conditional Reimbursement Agreement

Pursuant to the expense reimbursement agreement, Franklin Square Holdings agreed to reimburse us for expenses in an amount that is sufficient to ensure that no portion of our distributions to stockholders will be paid from proceeds of the sale of shares of our common stock or borrowings. However, because certain investments we may make, including preferred and common equity investments, may generate dividends and other distributions to us that are treated for tax purposes as a return of capital, a portion of our distributions to stockholders may also be deemed to constitute a return of capital for tax purposes to the extent that we may use such dividends or other distribution proceeds to fund our distributions to stockholders. Under those circumstances, Franklin Square Holdings will not reimburse us for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse us for expenses in an amount equal to the difference between our cumulative distributions paid to our stockholders in each quarter, less the sum of our net investment income for tax purposes, net capital gains and dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains for tax purposes) in each quarter.

Pursuant to the expense reimbursement agreement, we have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to our stockholders; provided, however, that (i) we will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by us during such fiscal year) to exceed the lesser of (A) 1.75% of our average net assets attributable to shares of our common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of our average net assets attributable to shares of our common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) we will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by us in such calendar quarter is less than the aggregate amount of distributions per share declared by us in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means our total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

We or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, our conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings is controlled by our chairman and chief executive officer, Michael C. Forman, and our vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of our expenses in future quarters.

Administration Agreement

Pursuant to the administration agreement, FB Advisor provides administrative services necessary for our operation, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There is no separate fee paid by us to FB Advisor in connection with the services provided under the administration agreement, provided, however, that we reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities thereunder. See “Administrative Services.”

Trademark License Agreement

Pursuant to the Trademark License Agreement, Franklin Square Holdings granted us a non-exclusive, non-transferable, royalty-free right and license to use name “FS Investment Corporation” and other certain trademarks, or the Licensed Marks, as a component of our name (and in connection with marketing the investment advisory and other services that FB Advisor may provide to us). Other than with respect to this limited license, we have no other rights to the Licensed Marks. The Trademark License Agreement may be terminated by Franklin Square Holdings or us on sixty days’ prior written notice and expires if FB Advisor or one of Franklin Square Holdings’ affiliates ceases to serve as investment adviser to us. Furthermore, Franklin Square Holdings may terminate the Trademark License Agreement at any time and in its sole discretion, in the event that Franklin Square Holdings or we receives notice of any third party claim arising out of our use of the Licensed Marks or if we attempts to assign or sublicense the Trademark License Agreement or any of our rights or duties under the Trademark License Agreement without the prior written consent of Franklin Square Holdings. FB Advisor is a third-party beneficiary of the Trademark License Agreement.

Affiliated Dealer Manager

Our former dealer manager for our continuous public offering of common stock was FS2, which is an affiliate of ours. Under the previously effective dealer manager agreement among us, FB Advisor and FS2, FS2 was entitled to receive sales commissions and dealer manager fees in connection with the sale of shares of our common stock in our continuous public offering, all or a portion of which were re-allowed to selected broker-dealers. Our continuous public offering closed to new investors in May 2012.

Investments

As a BDC, we may be limited in our ability to invest in any portfolio company in which any fund or other client managed by FB Advisor, GDFM or any of their respective affiliates has an investment. We may also be limited in our ability to co-invest in a portfolio company with FB Advisor, GDFM or one or more of their respective affiliates. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance. In general, we may not invest in general partnerships or joint ventures with affiliates (other than publicly registered affiliates) unless we meet several conditions, including that there are no duplicate fees to FB Advisor and GDFM. As a result, we could be limited in our ability to invest in certain portfolio companies in which GDFM or any of its affiliates are investing or are invested. Our ability to invest in general partnerships or joint ventures with non-affiliates that own specific assets is also subject to several conditions, including requirements that we own a controlling interest in any entity, and that no duplicate fees are allowed to FB Advisor and GDFM.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

After satisfaction of the minimum offering requirement, no person will be deemed to control us, as such term is defined in the 1940 Act. The following table sets forth, as of June 10, 2014, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each member of our board of directors and each executive officer; and

•	all of the members of our board of directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules promulgated by the SEC and includes voting or investment power with respect to the securities. There are no shares of common stock subject to options that are currently exercisable or exercisable within 60 days of June 10, 2014.

	Shares Beneficially Owned as of June 10, 2014
Name(1)	Number of Shares	Percentage(2)
Interested Directors
David J. Adelman	34,063		*
Michael C. Forman(3)	147,682		*
Thomas J. Gravina	—	—
Michael Heller	15,487		*

Independent Directors
Gregory P. Chandler	—	—
Barry H. Frank(4)	59,289		*
Michael J. Hagan	—	—
Jeffrey K. Harrow	—	—
Paul Mendelson	7,414		*
Pedro A. Ramos	—	—

Executive Officers
Sean Coleman	—	—
Salvatore Faia	—	—
William Goebel	—	—
Zachary Klehr	6,475		*
Brad Marshall	10,078		*
Gerald F. Stahlecker	—	—
Stephen S. Sypherd	—	—

All directors and executive officers as a group (17 persons)	280,488		*

*	Less than one percent.

(1)

The address of each of the beneficial owners set forth above is c/o FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, except for Mr. Marshall whose address is c/o GSO Capital Partners LP, 345 Park Avenue, 31st Floor, New York, New York 10154.

(2)	Based on a total of 239,026,360 shares of common stock issued and outstanding on June 10, 2014.

(3)	Includes 5,526 Shares held in trust; 9,094 shares held by spouse in trust; 2,286 shares held for the benefit of minor children in trust; and 8,068 shares held in a 401(k) account.

(4)	Includes 27,861 shares held in an IRA account; 27,791 shares held by spouse in an IRA account; and 3,637 shares held in a joint account with spouse.

The following table sets forth, as of December 31, 2013, the dollar range of our equity securities that are beneficially owned by each member of our board of directors, based on the closing price of our shares of common stock as reported on the NYSE on June 13, 2014.

Name of Director	Dollar Range of Equity Securities Beneficially Owned (1)(2)(3)

Interested Directors:

Michael C. Forman	Over $100,000
David J. Adelman	Over $100,000
Michael J. Heller	Over $100,000
Thomas J. Gravina	None

Independent Directors:

Gregory P. Chandler	None
Barry H. Frank	Over $100,000
Michael J. Hagan	None
Jeffrey K. Harrow	None
Paul Mendelson	$50,001-$100,000
Pedro A. Ramos	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) promulgated under the Exchange Act.

(2)	The dollar range of equity securities beneficially owned by our directors is calculated by multiplying the closing price of our common stock as reported on the NYSE on June 13, 2014, times the number of shares of common stock beneficially owned.

(3)	The dollar range of equity securities beneficially owned are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

DISTRIBUTION REINVESTMENT PLAN

Subject to our board of directors’ discretion and applicable legal restrictions, we intend to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on a monthly or quarterly basis. Following the commencement of our operations, we declared our first distribution on January 29, 2009.

We have adopted our new distribution reinvestment plan, which became effective as of June 2, 2014, that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then stockholders who have not elected to “opt out” of our new distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock as described below. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

No action will be required on the part of a registered stockholder to have its cash distributions reinvested in shares of our common stock. A registered stockholder will be able to elect to receive an entire cash distribution in cash by notifying DST Systems, Inc., the plan administrator and our transfer agent and registrar, in writing, so that notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution. Those stockholders whose shares are held by a broker or other financial intermediary may be able to receive distributions in cash by notifying their broker or other financial intermediary of their election. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock. The plan administrator will set up an account for shares acquired through our new distribution reinvestment plan for each stockholder who has not affirmatively elected to receive distributions in cash.

With respect to each cash distribution pursuant to our new distribution reinvestment plan, we reserve the right to either issue new shares of our common stock or purchase shares of our common stock in the open market in connection with implementation of our new distribution reinvestment plan. Unless we, in our sole discretion, otherwise direct the plan administrator, (A) if the per share Market Price (as defined in our new distribution reinvestment plan) is equal to or greater than the estimated net asset value per share (rounded up to the nearest whole cent) on the payment date for the cash distribution, then we will issue shares of our common stock at the greater of (i) net asset value per share or (ii) 95% of the Market Price; or (B) if the Market Price is less than the net asset value per share, then, in our sole discretion, (i) shares of our common stock will be purchased in open market transactions for the accounts of participants to the extent practicable, or (ii) we will issue shares of our common stock at net asset value per share. Pursuant to the terms of our new distribution reinvestment plan, the number of shares of our common stock to be issued to a participant will be determined by dividing the total dollar amount of the cash distribution payable to a participant by the price per share at which we issue such shares; provided, however, that shares purchased in open market transactions by the plan administrator will be allocated to a participant based on the average purchase price, excluding any brokerage charges or other charges, of all shares of our common stock purchased in the open market.

There will be no brokerage charges or other sales charges on newly-issued shares of our common stock acquired by a participant under our new distribution reinvestment plan. The plan administrator’s service fee, if any, and expenses for administering our new distribution reinvestment plan will be paid for by us.

If a stockholder receives cash distributions in the form of common stock, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. The stockholder’s basis for determining gain or loss upon the sale of common stock received in a cash distribution will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the stockholder’s account.

We reserve the right to amend, suspend or terminate our new distribution reinvestment plan in accordance with our new distribution reinvestment plan. Our new distribution reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any cash distribution; if such notice is mailed fewer than 30 days prior to such record date, such termination will be effective immediately following the payment date for such cash distribution. A participant may terminate its account under our new distribution reinvestment plan by so notifying the plan administrator, which termination will be effective immediately if the participant’s notice is received by the plan administrator no later than 10 days prior to the record date for a cash distribution.

All correspondence concerning our new distribution reinvestment plan should be directed to the plan administrator by mail at FS Investment Services, P.O. Box 219095, Kansas City, Missouri 64121-9095 or by telephone at (877) 628-8575.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

We have filed our new distribution reinvestment plan with the SEC as an exhibit to the registration statement of which this prospectus is a part. You may obtain a copy of the plan by request to the plan administrator or by contacting us at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, by calling us collect at (215) 495-1150 or by visiting our website at www.fsinvestmentcorp.com.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not intended to be complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws, copies of which have been filed as exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.

Capital Stock

Our charter authorizes us to issue up to 500,000,000 shares of stock, of which 450,000,000 shares are classified as common stock, par value $0.001 per share, and 50,000,000 shares are classified as preferred stock, par value $0.001 per share. A majority of the board of directors, without any action by our stockholders, may amend our charter to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our common stock trades on the NYSE under the ticker symbol “FSIC”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans.

The last reported closing market price of our common stock on June 13, 2014 was $10.34 per share. As of June 10, 2014, we had 5,186 stockholders of record.

The following are our outstanding classes of securities as of June 10, 2014:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	450,000,000	—	239,026,360

Our charter also contains a provision permitting the board of directors to classify or reclassify any unissued shares of common stock or preferred stock in one or more classes or series of common stock or preferred stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, or terms or conditions of redemption of the common stock or preferred stock. We believe that the power to classify or reclassify unissued shares of capital stock and thereafter issue the classified or reclassified shares provides us with increased flexibility in structuring possible future financings and investments and in meeting other needs that might arise.

Common Stock

Under the terms of our charter, all shares of our common stock will have equal rights as to voting. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as may be provided by our board of directors in setting the terms of classified or reclassified stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting. As permitted by the MGCL, our charter provides that the presence of stockholders entitled to cast one-third of the votes entitled to be cast at a meeting of stockholders will constitute a quorum.

Limitation on Liability of Directors and Officers; Indemnification and Advancement of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision expanding or limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but a corporation may not include any provision that restricts or limits the liability of directors or officers to the corporation or its stockholders:

(a)	to the extent that it is proved that the person actually received an improper benefit or profit in money, property or services; or

(b)	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the request of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Our charter contains a provision which limits directors’ and officers’ liability to us and our stockholders for money damages, to the maximum extent permitted by Maryland law. In addition, we have obtained directors’ and officers’ liability insurance.

Under the MGCL, a Maryland corporation may indemnify its directors, officers and certain other parties against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service to the corporation or at its request, unless it is established that the act or omission of the indemnified party was material to the matter giving rise to the proceeding and (i) the act or omission was committed in bad faith or was the result of active and deliberate dishonesty, or (ii) in the case of any criminal proceeding, the indemnified party had reasonable cause to believe that the act or omission was unlawful. Maryland law does not permit indemnification in respect of any proceeding in which the party seeking indemnification shall have been adjudged to be liable to the corporation. Further, a party may not be indemnified for a proceeding brought by that party against the corporation, except (i) for a proceeding brought to enforce indemnification or (ii) if the charter or bylaws, a resolution of the corporation’s board of directors or an agreement approved by the corporation’s board of directors to which the corporation is a party expressly provides otherwise.

Our charter permits us to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual (a) who is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) who, while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law.

Our charter provides that any provisions of the charter relating to limiting liability of directors and officers or to indemnifying directors and officers are subject to any applicable limitations in the 1940 Act.

Our bylaws obligate us to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to any individual who (a) is a present or former director or officer of ours and who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity, or (b) while a director or officer of ours and at our request, serves or has served as a director, officer, partner, member, manager or trustee of any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to a proceeding by reason of his or her service in such capacity and from and against any claim or liability to which such person may become subject or such person may incur, in each case to the fullest extent permitted by Maryland law and the 1940 Act. Our charter and bylaws also permit us to provide such indemnification and advancement for expenses to a person who served a predecessor of ours in any of the capacities described in (a) or (b) above and to any employee or agent of ours or a predecessor our. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Board of Directors

Our charter provides that the number of directors will be ten, and may be increased or decreased by our board of directors in accordance with our bylaws. Our bylaws provide that the number of directors may not be less than the minimum number required by the MGCL or more than twelve. Our charter also provides that the directors, other than any director elected solely by holders of one or more classes or series of preferred stock, shall be classified, with respect to the terms for which they severally hold office, into three classes, as nearly equal in number as possible as determined by the board of directors. Generally, at each annual meeting of stockholders, the successors to the class of directors whose term expires at such meeting shall be elected for a three-year term and until their successors are duly elected and qualify. Our directors may be elected to an unlimited number of successive terms.

Our bylaws provide that a director shall be elected only if such director receives the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such director at a meeting of stockholders duly called and at which a quorum is present. However, directors shall be elected by a plurality of votes cast at a meeting of stockholders duly called and at which a quorum is present if the number of nominees is greater than the number of directors to be elected at the meeting.

Except as may be provided by our board of directors in setting the terms of any class or series of preferred stock, pursuant to an election in our charter as permitted by the MGCL, any and all vacancies on our board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Pursuant to our charter, subject to the rights, if any, of holders of one or more classes or series of preferred stock to elect or remove one or more directors, any director may be removed from office at any time only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to cast generally in the election of directors. Pursuant to our bylaws, any director may resign at any time by delivering his or her resignation to the board of directors, the chairman of the board or the secretary, which resignation shall take effect immediately upon its receipt or at such later time specified in the resignation.

We currently have a total of ten members of the board of directors, six of whom are independent directors. A director is considered independent if he or she is not an “interested person” as that term is defined under Section 2(a)(19) of the 1940 Act. Our charter provides that a majority of our board of directors must be independent directors except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of his or her successor.

Action by Stockholders

The MGCL provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the charter permits the consent in lieu of a meeting to be less than unanimous, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to our board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by our board of directors or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our board of directors at a special meeting may be made only (x) pursuant to our notice of the meeting, (y) by our board of directors or (z) provided that our board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. In addition, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, consolidate, sell all or substantially all of its assets or engage in a share exchange, unless the transaction is advised by its board of directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Under our charter, provided that our directors then in office have approved and declared the action advisable and submitted such action to the stockholders, action that requires stockholder approval, including amending our charter, our dissolution, a merger, consolidation or a sale of all or substantially all of our assets must be approved by the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast on the matter. Notwithstanding the foregoing, the affirmative vote of the holders of shares entitled to cast at least 80% of all the votes entitled to be cast on the matter, with each class that is entitled to vote on the matter voting as a separate class, shall be required to effect any amendment to our charter to make our common stock a “redeemable security” or convert us, whether by merger or otherwise, from a “closed-end company” to an “open-end company” (as such terms are defined in the 1940 Act), to cause our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution, or to amend certain charter provisions, provided that, if the Continuing Directors (as defined in our charter), by a vote of at least two-thirds of such Continuing Directors, in addition to approval by the board of directors, approve such amendment, the affirmative vote of only the holders of stock entitled to cast a majority of all the votes entitled to be cast on the matter shall be required.

Our charter and bylaws provide that our board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

In certain extraordinary transactions, the MGCL provides the right to dissenting stockholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in the statute. Those rights are commonly referred to as appraisal rights. Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Distribution Policy

Subject to our board of directors’ discretion and applicable legal restrictions, we currently intend to authorize and declare ordinary cash distributions on a monthly basis and pay such distributions on either a monthly or quarterly basis. From time to time, we may also pay special interim distributions in the form of cash or shares of our common stock at the discretion of our board of directors.

During certain periods, our distributions may exceed our earnings. As a result, it is possible that a portion of the distributions we make may represent a return of capital. A return of capital generally is a return of an investor’s investment rather than a return of earnings or gains derived from our investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions will be mailed to our stockholders.

We currently intend to continue to make our ordinary distributions in the form of cash out of assets available for distribution. We have adopted our new distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors declares a cash distribution, then our stockholders who have not elected to “opt out” of our new distribution reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. No action is required on the part of a registered stockholder to have their cash distribution reinvested in shares of our common stock. Registered stockholders must notify our transfer agent in writing if they wish to “opt out” of our new distribution reinvestment plan. If a stockholder holds shares of our common stock in the name of a broker or financial intermediary, they should contact such broker or financial intermediary regarding their option to elect to receive distributions in cash in lieu of shares of our common stock. See “Distribution Reinvestment Plan” for more information.

We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings, our sponsor. We have not established limits on the amount of funds we may use from available sources to make distributions. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of our board of directors.

Control Share Acquisitions

The MGCL provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, which we refer to as the Control Share Acquisition Act. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the corporation’s board of directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The corporation’s right to repurchase control shares is subject to certain conditions and limitations, including compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the corporation’s charter or bylaws. Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future (before or after a control share acquisition). However, we will amend our bylaws to repeal such provision (so as to be subject to the Control Share Acquisition Act) only if our board of directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Stockholder Liability

The MGCL provides that our stockholders are under no obligation to us or our creditors with respect to their shares other than the obligation to pay to us the full amount of the consideration for which their shares were issued.

Under our charter, our stockholders shall not be liable for any debt, claim, demand, judgment or obligation of any kind by reason of being a stockholder, nor shall any stockholder be subject to any personal liability by reason of being a stockholder.

Business Combinations

Under the MGCL, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. We refer to these provisions as the Business Combination Act. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he or she otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board of directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under the MGCL, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by our board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additional Provisions of the Maryland General Corporation Law

The MGCL provides that a Maryland corporation that is subject to the Exchange Act and has at least three outside directors can elect by resolution of the board of directors to be subject to some corporate governance provisions that may be inconsistent with the corporation’s charter and bylaws. Under the applicable statute, a board of directors may classify itself without the vote of stockholders. A board of directors classified in that manner cannot be altered by amendment to the charter of the corporation. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws:

•	provide that a special meeting of stockholders will be called only at the request of stockholders entitled to cast at least a majority of the votes entitled to be cast at the meeting;

•	reserve for itself the right to fix the number of directors;

•	provide that a director may be removed only by the vote of the holders of two-thirds of the stock entitled to vote;

•	retain for itself sole authority to fill vacancies created by the death, removal or resignation of a director; and

•

provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum.

In addition, if the board of directors is classified, a director elected to fill a vacancy under this provision will serve for the balance of the unexpired term instead of until the next annual meeting of stockholders. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. We are not prohibited from implementing any or all of the statute. Our board of directors has elected into the applicable statutory provisions, which provide that, except as may be provided by the board in setting the terms of any class of preferred stock, any vacancies on the board may be filled only by a majority of the directors then in office, even if less than a quorum, and a director elected to fill a vacancy will serve for the balance of the unexpired term.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any mandatory provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Under the terms of our charter, our board of directors is authorized to issue shares of preferred stock in one or more classes or series without stockholder approval. The board of directors has discretion to determine the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of each series of preferred stock.

Preferred stock may be issued with rights and preferences that would adversely affect the holders of common stock. Preferred stock may also be used as an anti-takeover device. Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance of preferred stock and before any distribution is made with respect to our common stock and before any purchase of common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

We currently have no preferred stock issued or outstanding. Our board of directors has no present plans to issue shares of preferred stock, but it may do so at any time in the future without stockholder approval.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, taking into account underwriting commissions and discounts, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance. The 1940 Act also generally provides that the amount of voting securities that would result from the exercise of subscription rights, as well as warrants, options and any other rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting, backstop or other arrangement with one or more persons pursuant to which such persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear all of the expenses incurred by us in connection with any subscription rights offerings, regardless of whether any common stockholder exercises any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and a majority of our directors who have no financial interest in the issuance and a majority of our independent directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	whether the debt securities are secured and the terms of any security interest;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and a RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities, may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee”. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

•

we remain in breach of a covenant in respect of debt securities of the series for 90 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 consecutive days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%, giving effect to any exemptive relief granted to us by the SEC; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”), security, or both, satisfactory to the trustee. If indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer the trustee indemnity, security, or both, satisfactory to the trustee, against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•

if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent. The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•

for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “—Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for covenant defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•

we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;

•

no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days;

•	satisfy the conditions for full defeasance contained in any supplemental indentures;

•

if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•

we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that has been designated by us as “Senior Indebtedness” for purposes of the indenture by a company order delivered to the trustee;

•	senior securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. Our debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

In the event of our bankruptcy, liquidation, reorganization or other winding up, any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-Entry Debt Securities

The Depository Trust Company, or DTC, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully- registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants, or Direct Participants, deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation, or DTCC.

DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly, or Indirect Participants. DTC has S&P’s rating: AA+. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security, or the Beneficial Owner, is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market their securities holdings for tax purposes, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding an offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner in a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that supplement, including, if applicable, the taxation of any debt securities that will be sold at an original issue discount”

Election to be Taxed as a RIC

We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute as dividends to our stockholders. To qualify for and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each tax year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the annual distribution requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the annual distribution requirement,

then we will not be subject to federal income tax on the portion of our income or capital gain we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (3) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared. We generally will endeavor in each tax year to avoid any material U.S. federal excise tax on our earnings.

We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may choose not to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

•	In order to qualify as a RIC for federal income tax purposes, we must, among other things: continue to qualify as a BDC under the 1940 Act at all times during each tax year;

•

derive in each tax year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the tax year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same tax year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash.

We intend to invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to seek to ensure that we distribute sufficient income so that we do not become subject to U.S. federal income or excise tax.

Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to sell or otherwise dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we sell or otherwise dispose of assets in order to meet the annual distribution requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the annual distribution requirement.

Taxation of U.S. Stockholders

Distributions by us, including distributions pursuant to our new distribution reinvestment plan or where a stockholder can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions, or Qualifying Dividends, may be eligible for a maximum tax rate of either 15% or 20%, depending on whether the stockholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to Qualifying Dividends or for the corporate dividends received deduction. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently generally taxable at a maximum rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

If a U.S. stockholder receives cash distributions in the form of common stock pursuant to our new distribution revinvestment plan, such stockholder generally will be subject to the same federal, state and local tax consequences as if it elected to receive distributions in cash. The U.S. stockholder’s basis for determining gain or loss upon the sale of common stock received in a cash distribution will be equal to the total dollar amount of the distribution payable in cash. Any stock received in a cash distribution will have a holding period for tax purposes commencing on the day following the day on which the shares of our common stock are credited to the U.S. stockholder’s account.

We may in the future decide to retain some or all of our net capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant tax year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement is satisfied for any year and (2) the amount of distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the tax year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor acquires shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our common stock) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We (or if a U.S. stockholder holds shares through an intermediary, such intermediary) will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28%, from all distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in our shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, under prior law applicable to tax years beginning before January 1, 2014 with respect to certain distributions made by RICs to Non-U.S. stockholders, no withholding was required and the distributions generally were not subject to federal income tax if (i) the distributions were properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to tax years of RICs beginning on or after January 1, 2014. Even if this legislation were to be extended to tax years of RICs beginning on or after January 1, 2014, we do not currently anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States, or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in our shares of common stock may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to U.S. federal withholding tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with a U.S. nonresident withholding tax certificate (e.g., an IRS Form W-8BEN or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Effective July 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common stock.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would generally be taxable to our stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders with respect to Qualifying Dividends. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any tax year, to qualify again to be subject to tax as a RIC in a subsequent tax year, we would be required to distribute our earnings and profits attributable to any of our non-RIC tax years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive tax years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the tax year) that we elect to recognize on requalification or when recognized over the next ten tax years.

State and Local Taxes

We may be subject to state or local taxes in jurisdictions in which we are deemed to be doing business. In those states or localities, our entity-level tax treatment and the treatment of distributions made to stockholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in our shares may have tax consequences for stockholder that are different from those of a direct investment in our portfolio investments. Stockholders are urged to consult their own tax advisers concerning state and local tax matters.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of our directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

We will generally not be able to issue and sell our common stock at a price per share, after deducting underwriting commissions and discounts, that is below our net asset value per share. See “Risk Factors—Risks Related to Business Development Companies—Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.” We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value per share in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a BDC, we are subject to certain regulatory restrictions in making our investments. For example, we generally will not be permitted to co-invest with certain entities affiliated with FB Advisor or GDFM in transactions originated by FB Advisor or GDFM or their respective affiliates unless we obtain an exemptive order from the SEC or co-invest alongside FB Advisor or GDFM or their respective affiliates in accordance with existing regulatory guidance and the allocation policies of FB Advisor, GDFM and their respective affiliates, as applicable. However, we will be permitted to, and may, co-invest in syndicated deals and secondary loan market transactions where price is the only negotiated point. In an order dated June 4, 2013, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with our co-investment affiliates. We believe this relief may not only enhance our ability to further our investment objectives and strategy, but may also increase favorable investment opportunities for us, in part by allowing us to participate in larger investments, together with our co-investment affiliates, than would be available to us if we had not obtained such relief. Because we did not seek exemptive relief to engage in co-investment transactions with GDFM and its affiliates, we will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

1.	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

a.	is organized under the laws of, and has its principal place of business in, the United States;

b.	is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

c.	satisfies any of the following:

i. does not have any class of securities that is traded on a national securities exchange;

ii. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

iii. is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

iv. is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

2.	Securities of any eligible portfolio company that we control.

3.	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

4.	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

5.	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

6.	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. FB Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, See “Risk Factors—Risks Related to Debt Financing” and “Risk Factors—Risks Related to Business Development Companies.”

Code of Ethics

We and FB Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, among other things, establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. These codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part. You may also read and copy these codes of ethics at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, our code of ethics is available on our website at www.fsinvestmentcorp.com and on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You may also obtain a copy of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

Compliance Policies and Procedures

We and FB Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer and the chief compliance officer of FB Advisor are responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to FB Advisor. The proxy voting policies and procedures of FB Advisor are set forth below. The guidelines are reviewed periodically by FB Advisor and our non-interested directors, and, accordingly, are subject to change.

As an investment adviser registered under the Advisers Act, FB Advisor has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of FB Advisor are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

FB Advisor will vote proxies relating to our securities in the best interest of its clients’ stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by its clients. Although FB Advisor will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of FB Advisor are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how FB Advisor intends to vote on a proposal in order to reduce any attempted influence from interested parties.

You may obtain information, without charge, regarding how FB Advisor voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, FS Investment Corporation, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104 or by calling us collect at (215) 495-1150.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•

pursuant to Rule 13a-14 promulgated under the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 promulgated under the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and take actions necessary to ensure that we are in compliance therewith. In addition, we intend to voluntarily comply with Section 404(b) of the Sarbanes-Oxley Act, and will engage our independent registered public accounting firm to audit our internal control over financial reporting.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $1,500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds, if any, we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) offerings completed within one year of the receipt of consent of the majority of our common stockholders or (3) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will indirectly bear such fees and expenses as well as any other fees and expenses incurred by us in connection with any sale of securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market making transactions in our common stock on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NYSE. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is: One Lincoln Street, Boston, Massachusetts 02111. DST Systems, Inc. acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of DST Systems, Inc. is 430 W. 7th Street, Kansas City, Missouri 64105-1594, telephone number: (877)  628-8575.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to use brokers in the normal course of our business infrequently. Subject to policies established by our board of directors, FB Advisor is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. FB Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While FB Advisor will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, FB Advisor may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if FB Advisor determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters regarding the securities offered hereby have been passed upon for us by Dechert LLP, Philadelphia, Pennsylvania, and certain matters with respect to Maryland law have been passed upon by Miles & Stockbridge P.C., Baltimore, Maryland.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

McGladrey LLP, an independent registered public accounting firm located at 751 Arbor Way, Suite 200, Blue Bell, Pennsylvania 19422, has audited our financial statements has audited our financial statements as of December 31, 2013, 2012, 2011, 2010, 2009, 2008 and 2007.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PART I—FINANCIAL INFORMATION

Item 1.	Financial Statements.

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	March 31, 2014 (Unaudited)	December 31, 2013
Assets
Investments, at fair value (amortized cost—$3,983,796 and $4,054,085, respectively)	$4,077,627	$4,137,581
Cash	297,685	227,328
Receivable for investments sold and repaid	67,779	26,722
Interest receivable	55,327	47,622
Deferred financing costs	4,845	5,168
Prepaid expenses and other assets	404	156

Total assets	$4,503,667	$4,444,577

Liabilities
Payable for investments purchased	$24,321	$23,423
Credit facilities payable	738,482	723,682
Repurchase agreement payable(1)	950,000	950,000
Stockholder distributions payable	18,814	18,671
Management fees payable	22,375	22,700
Accrued capital gains incentive fees(2)	35,379	32,133
Subordinated income incentive fees payable(2)	15,178	14,303
Administrative services expense payable	1,820	1,153
Interest payable	10,302	10,563
Directors’ fees payable	254	254
Other accrued expenses and liabilities	1,573	6,703
Commitments and contingencies(3)	—	—

Total liabilities	1,818,498	1,803,585

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 261,301,955 and 259,320,161 shares issued and outstanding, respectively	261	259
Capital in excess of par value	2,487,105	2,466,753
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency(4)	69,147	55,344
Accumulated undistributed (distributions in excess of) net investment income(4)	34,962	35,322
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	93,694	83,314

Total stockholders’ equity	2,685,169	2,640,992

Total liabilities and stockholders’ equity	$4,503,667	$4,444,577

Net asset value per share of common stock at period end	$10.28	$10.18

(1)	See Note 8 for a discussion of the Company’s repurchase transaction.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	See Note 9 for a discussion of the Company’s commitments and contingencies.

(4)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Three Months Ended March 31,
	2014	2013
Investment income
Interest income	$104,711	$102,214
Fee income	10,085	7,764
Dividend income	—	66

Total investment income	114,796	110,044

Operating expenses
Management fees	22,371	22,206
Capital gains incentive fees(1)	4,836	6,350
Subordinated income incentive fees(1)	15,178	14,228
Administrative services expenses	1,200	1,436
Stock transfer agent fees	451	890
Accounting and administrative fees	332	365
Interest expense	12,700	12,136
Directors’ fees	265	225
Other general and administrative expenses	1,586	1,479

Total operating expenses	58,919	59,315

Net investment income	55,877	50,729

Realized and unrealized gain/loss
Net realized gain (loss) on investments	13,822	14,171
Net realized gain (loss) on foreign currency	(19)	(63)
Net change in unrealized appreciation (depreciation) on investments	10,335	17,518
Net change in unrealized gain (loss) on foreign currency	45	121

Total net realized and unrealized gain (loss) on investments	24,183	31,747

Net increase (decrease) in net assets resulting from operations	$80,060	$82,476

Per share information—basic and diluted

Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$0.32	$0.33

Weighted average shares outstanding	260,185,661	252,606,873

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Changes in Net Assets

(in thousands)

	Three Months Ended March 31,
	2014	2013
Operations
Net investment income	$55,877	$50,729
Net realized gain (loss) on investments and foreign currency	13,803	14,108
Net change in unrealized appreciation (depreciation) on investments	10,335	17,518
Net change in unrealized gain (loss) on foreign currency	45	121

Net increase (decrease) in net assets resulting from operations	80,060	82,476

Stockholder distributions(1)
Distributions from net investment income	(56,237)	(39,543)
Distributions from net realized gain on investments	—	(11,641)

Net decrease in net assets resulting from stockholder distributions	(56,237)	(51,184)

Capital share transactions
Issuance of common stock	—	—
Reinvestment of stockholder distributions	29,257	26,476
Repurchases of common stock	(8,903)	(8,830)
Offering costs	—	—

Net increase in net assets resulting from capital share transactions	20,354	17,646

Total increase in net assets	44,177	48,938
Net assets at beginning of period	2,640,992	2,511,738

Net assets at end of period	$2,685,169	$2,560,676

Accumulated undistributed (distributions in excess of) net investment income(1)	$34,962	$15,493

(1)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2014	2013
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$80,060	$82,476
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(471,491)	(649,916)
Paid-in-kind interest	(2,439)	(1,413)
Proceeds from sales and repayments of investments	566,115	543,817
Net realized (gain) loss on investments	(13,822)	(14,171)
Net change in unrealized (appreciation) depreciation on investments	(10,335)	(17,518)
Accretion of discount	(8,074)	(10,106)
Amortization of deferred financing costs	582	805
(Increase) decrease in receivable for investments sold and repaid	(41,057)	(974)
(Increase) decrease in interest receivable	(7,705)	(7,749)
(Increase) decrease in prepaid expenses and other assets	(248)	119
Increase (decrease) in payable for investments purchased	898	103,188
Increase (decrease) in management fees payable	(325)	2,835
Increase (decrease) in accrued capital gains incentive fees	3,246	(4,583)
Increase (decrease) in subordinated income incentive fees payable	875	2,208
Increase (decrease) in administrative services expense payable	667	598
Increase (decrease) in interest payable	(261)	(753)
Increase (decrease) in directors’ fees payable	—	225
Increase (decrease) in other accrued expenses and liabilities	(5,130)	(600)

Net cash provided by operating activities	91,556	28,488

Cash flows from financing activities
Issuance of common stock	—	—
Reinvestment of stockholder distributions	29,257	26,476
Repurchases of common stock	(8,903)	(8,830)
Offering costs	—	—
Stockholder distributions	(56,094)	(51,066)
Borrowings under credit facilities(1)	14,800	5,600
Borrowings under repurchase agreement(2)	—	23,333
Deferred financing costs paid	(259)	—

Net cash used in financing activities	(21,199)	(4,487)

Total increase (decrease) in cash	70,357	24,001
Cash at beginning of period	227,328	338,895

Cash at end of period	$297,685	$362,896

Supplemental disclosure
Local and excise taxes paid	$5,100	$821

(1)	See Note 8 for a discussion of the Company’s credit facilities. During the three months ended March 31, 2014 and 2013, the Company paid $4,488 and $6,934, respectively, in interest expense on the credit facilities.

(2)	See Note 8 for a discussion of the Company’s repurchase transaction. During the three months ended March 31, 2014 and 2013, the Company paid $7,891 and $5,150, respectively, in interest expense pursuant to the repurchase agreement.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments

As of March 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Senior Secured Loans—First Lien—76.4%
A.P. Plasman Inc.	(g)(i)(k)	Capital Goods	L+850	1.5%	12/29/16	$49,254	$48,650	$50,362
AccentCare, Inc.	(e)	Health Care Equipment & Services	L+500	1.5%	12/22/16	2,017	1,880	1,261
American Pacific Corp.	(e)(j)	Materials	L+600	1.0%	2/1/19	5,000	4,963	5,075
American Racing and Entertainment, LLC	(g)	Consumer Services	L+700		6/30/14	13,250	13,250	13,283
American Racing and Entertainment, LLC	(g)	Consumer Services	9.0%		6/30/14	7,750	7,750	7,847
AP Exhaust Acquisition, LLC	(i)	Automobiles & Components	L+775	1.5%	1/16/21	15,000	15,000	15,000
Aspect Software, Inc.	(e)	Software & Services	L+550	1.8%	5/7/16	6,353	6,238	6,449
Attachmate Corp.	(e)	Software & Services	L+575	1.5%	11/22/17	5,381	5,304	5,428
Avaya Inc.	(e)	Technology Hardware & Equipment	L+450		10/26/17	4,401	4,150	4,305
Azure Midstream Energy LLC	(e)	Energy	L+550	1.0%	11/15/18	4,444	4,381	4,494
BlackBrush TexStar L.P.	(e)(g)	Energy	L+650	1.3%	6/4/19	14,143	14,020	14,306
Boomerang Tube, LLC	(e)(i)	Energy	L+950	1.5%	10/11/17	18,619	18,185	18,153
Cadillac Jack, Inc.	(g)(i)(k)	Consumer Services	L+700	1.0%	12/20/17	34,913	34,587	35,174
Caesars Entertainment Operating Co.	(f)(g)(k)	Consumer Services	L+425		1/26/18	13,351	12,334	12,441
Caesars Entertainment Operating Co.	(g)(k)	Consumer Services	L+525		1/28/18	2,500	2,375	2,360
Caesars Entertainment Resort Properties, LLC	(e)(f)(g)	Consumer Services	L+600	1.0%	10/11/20	72,725	68,570	73,783
Capital Vision Services, LLC	(g)(i)	Health Care Equipment & Services	L+725	1.3%	12/3/17	22,575	22,575	22,575
Capital Vision Services, LLC	(g)(p)	Health Care Equipment & Services	L+725	1.3%	12/3/17	1,869	1,869	1,869
Cengage Learning, Inc.	(e)(f)(j)	Media	L+600	1.0%	3/6/20	6,757	6,723	6,843
Citgo Petroleum Corp.		Energy	L+600	2.0%	6/24/15	2,411	2,423	2,432
Citgo Petroleum Corp.	(g)	Energy	L+700	2.0%	6/23/17	7,549	7,536	7,668
Clear Channel Communications, Inc.	(e)(g)	Media	L+365		1/29/16	16,079	14,002	15,915
Clover Technologies Group, LLC	(e)	Commercial & Professional Services	L+550	1.3%	5/7/18	6,196	6,170	6,209
Corel Corp.	(e)(g)(i)(k)	Software & Services	L+825		6/7/19	108,833	108,833	110,466
Corel Corp.	(k)	Software & Services	PRIME+725		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(e)(g)	Consumer Services	L+975	1.3%	11/2/19	44,750	44,937	46,093
CoSentry.Net, LLC	(e)(i)	Software & Services	L+800	1.3%	12/31/19	54,364	54,364	54,907
Crestwood Holdings LLC	(e)	Energy	L+600	1.0%	6/19/19	5,665	5,640	5,774
Dent Wizard International Corp.	(e)(g)(i)	Commercial & Professional Services	L+800		4/25/19	135,542	134,372	136,896
Dent Wizard International Corp.	(p)	Commercial & Professional Services	PRIME+325		4/25/19	14,500	14,500	14,500
Dent Wizard International Corp.		Commercial & Professional Services	PRIME+325		4/25/19	500	500	500
Eastman Kodak Co.	(e)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,827	10,627	10,996
Education Management LLC	(g)(k)	Consumer Services	L+400		6/1/16	3,924	3,435	3,456
Education Management LLC	(k)	Consumer Services	L+700	1.3%	3/30/18	15,653	15,599	14,812
ERC Ireland Holdings Ltd.	(h)(j)(k)	Telecommunication Services	EURIBOR+450		9/30/19	€15,327	15,200	20,431
Extreme Reach, Inc.	(e)	Media	L+575	1.0%	1/24/20	$4,138	4,077	4,241
FairPoint Communications, Inc.	(e)(k)	Telecommunication Services	L+625	1.3%	2/14/19	12,994	12,882	13,427
Flanders Corp.	(g)(i)	Capital Goods	L+950	1.5%	5/14/18	37,493	36,813	38,149

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Florida Gaming Centers, Inc.	(g)	Consumer Services	16.5%		4/25/16	$13,144	$13,030	$13,406
FR Utility Services LLC	(e)	Energy	L+575	1.0%	10/18/19	6,465	6,405	6,506
Fram Group Holdings Inc.	(e)	Automobiles & Components	L+500	1.5%	7/29/17	1,341	1,323	1,346
Harlan Sprague Dawley, Inc.	(e)	Pharmaceuticals, Biotechnology & Life Sciences	L+550		7/11/14	1,275	1,192	916
HBC Solutions, Inc.	(e)(g)(i)	Media	L+875	1.5%	2/4/18	81,371	81,371	81,778
ILC Industries, LLC	(e)(i)	Capital Goods	L+650	1.5%	7/11/18	9,436	9,293	9,448
Infiltrator Systems, Inc.	(g)(h)(i)	Capital Goods	L+825	1.3%	6/27/18	200,000	200,000	201,000
Infogroup Inc.	(e)	Software & Services	L+650	1.5%	5/25/18	675	610	590
Insight Equity A.P. X, L.P.	(g)(h)(i)	Household & Personal Products	L+850	1.0%	10/26/18	65,000	63,984	66,300
Intralinks, Inc.	(e)(g)(i)(k)	Software & Services	L+525	2.0%	2/24/19	15,000	14,853	14,850
inVentiv Health, Inc.		Health Care Equipment & Services	L+625	1.5%	5/15/18	2,725	2,709	2,721
Lantiq Deutschland GmbH	(g)(k)	Software & Services	L+900	2.0%	11/16/15	12,105	11,592	12,045
Larchmont Resources, LLC	(e)	Energy	L+725	1.0%	8/7/19	11,059	10,958	11,280
Leading Edge Aviation Services, Inc.	(e)(i)	Capital Goods	L+850	1.5%	4/5/18	37,682	37,130	38,059
Leading Edge Aviation Services, Inc.	(g)(h)(p)	Capital Goods	L+850	1.5%	4/5/18	6,250	6,250	6,313
Leedsworld Inc.	(e)	Retailing	L+475	1.3%	6/28/19	9,725	9,640	9,725
Maritime Telecommunications Network, Inc.	(g)	Telecommunication Services	L+600	1.5%	3/4/16	4,053	4,029	3,526
MB Precision Holdings LLC	(i)	Capital Goods	L+725	1.3%	1/23/20	13,466	13,467	13,466
MetoKote Corp.	(i)	Materials	L+800	1.3%	9/30/19	19,950	19,950	20,349
MetoKote Corp.	(p)	Materials	L+800	1.3%	9/30/19	3,810	3,810	3,886
Micronics, Inc.	(e)(i)	Capital Goods	L+800	1.3%	3/28/19	22,422	22,034	22,422
MMI International Ltd.	(e)(k)	Technology Hardware & Equipment	L+600	1.3%	11/20/18	10,332	10,065	10,307
MMM Holdings, Inc.	(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	9,769	9,619	9,843
MModal Inc.	(e)(m)	Health Care Equipment & Services	PRIME+575		8/16/19	6,740	6,641	5,357
Mood Media Corp.	(e)(k)	Media	L+550	1.5%	5/7/18	3,007	2,983	3,041
MSO of Puerto Rico, Inc.	(i)	Health Care Equipment & Services	L+825	1.5%	12/12/17	7,103	6,994	7,156
New HB Acquisition, LLC	(e)	Food, Beverage & Tobacco	L+550	1.3%	4/9/20	3,896	3,862	4,057
New Star Metals Inc.	(e)(g)	Capital Goods	L+800	1.3%	3/20/20	40,000	40,000	40,000
Nova Wildcat Amerock, LLC	(i)	Consumer Durables & Apparel	L+825	1.3%	9/10/19	20,000	20,000	20,000
Panda Sherman Power, LLC	(e)(g)	Energy	L+750	1.5%	9/14/18	9,273	9,206	9,551
Panda Temple Power, LLC (TLA)	(g)	Energy	L+700	1.5%	7/17/18	3,000	3,000	3,081
Princeton Review, Inc.		Consumer Services	L+550	1.5%	12/7/14	1,000	967	825
PRV Aerospace, LLC	(e)	Capital Goods	L+525	1.3%	5/9/18	4,856	4,847	4,871
RBS Holding Co. LLC	(e)	Commercial & Professional Services	L+800	1.5%	3/23/17	9,819	6,229	5,008
Reddy Ice Holdings, Inc.	(e)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,179	1,168	1,173
Safariland, LLC	(e)(g)(i)	Capital Goods	L+800	1.3%	9/20/19	155,200	155,200	158,304
Shell Topco L.P.	(e)(i)	Energy	L+750	1.5%	9/28/18	33,000	32,612	33,825
Sirius Computer Solutions, Inc.	(e)	Software & Services	L+575	1.3%	12/7/18	7,519	7,458	7,651

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Smile Brands Group Inc.	(e)(f)(i)	Health Care Equipment & Services	L+625	1.3%	8/15/19	$30,397	$29,777	$30,542
Sorenson Communication, Inc.	(e)(f)(g)(i)	Telecommunication Services	L+1025	1.3%	10/31/14	65,711	65,711	66,122
Sports Authority, Inc.	(e)(g)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	22,133	21,993	22,188
Stallion Oilfield Holdings, Inc.	(e)	Energy	L+675	1.3%	6/19/18	4,848	4,806	4,966
Swiss Watch International, Inc.	(e)(g)(i)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	48,125	47,359	48,606
Technicolor SA	(e)(k)	Media	L+600	1.3%	7/10/20	33,456	32,537	34,035
Tervita Corp.	(e)(k)	Commercial & Professional Services	L+500	1.3%	5/15/18	8,014	7,948	7,962
Therakos, Inc.	(e)(g)	Pharmaceuticals, Biotechnology & Life Sciences	L+625	1.3%	12/27/17	26,992	26,460	27,239
ThermaSys Corp.	(e)	Capital Goods	L+400	1.3%	5/3/19	9,813	9,727	9,813
Totes Isotoner Corp.	(e)	Consumer Durables & Apparel	L+575	1.5%	7/7/17	6,596	6,524	6,634
Tri-Northern Acquisition, Inc.	(g)(i)	Retailing	L+800	1.3%	7/1/19	54,588	54,589	54,588
Tri-Northern Acquisition, Inc.	(p)	Retailing	L+800	1.3%	7/1/19	11,379	11,379	11,379
Virtual Radiologic Corp.		Health Care Equipment & Services	L+550	1.8%	12/22/16	3,483	3,440	2,146
VPG Group Holdings LLC	(e)(g)(i)	Materials	L+900	1.0%	10/4/16	63,195	62,590	64,143
Willbros Group, Inc.	(i)(k)	Energy	L+975	1.3%	8/7/19	15,774	15,259	15,977

Total Senior Secured Loans—First Lien							2,049,294	2,088,202
Unfunded Loan Commitments							(37,808)	(37,808)

Net Senior Secured Loans—First Lien							2,011,486	2,050,394

Senior Secured Loans—Second Lien—33.9%
Advance Pierre Foods, Inc.	(f)(g)(h)	Food & Staples Retailing	L+825	1.3%	10/10/17	22,556	22,266	22,048
Advantage Sales & Marketing Inc.	(f)	Commercial & Professional Services	L+725	1.0%	6/12/18	14,844	14,844	15,127
Affordable Care, Inc.	(e)(g)(h)	Health Care Equipment & Services	L+925	1.3%	12/26/19	40,000	39,514	40,200
Alliance Laundry Systems LLC	(h)	Capital Goods	L+825	1.3%	12/10/19	2,012	1,995	2,042
American Energy—Utica, LLC	(g)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	76,741	76,741	76,741
American Energy—Utica, LLC	(h)(p)	Energy	L+400, 5.5% PIK (5.5% Max PIK)	1.5%	9/30/18	52,833	52,833	52,833
American Racing and Entertainment, LLC	(h)	Consumer Services	12.0%		7/1/18	16,800	16,319	16,842
Asurion, LLC	(f)(j)	Insurance	L+750	1.0%	3/3/21	3,191	3,144	3,305
Attachmate Corp.	(f)(g)	Software & Services	L+950	1.5%	11/22/18	31,218	30,494	31,238
Brasa (Holdings) Inc.	(g)	Consumer Services	L+950	1.5%	1/20/20	11,180	10,823	11,320
Brock Holdings III, Inc.	(f)(h)	Energy	L+825	1.8%	3/16/18	7,756	7,682	7,878
Camp International Holding Co.	(e)	Capital Goods	L+725	1.0%	11/29/19	6,207	6,297	6,343
CHG Buyer Corp.	(e)	Health Care Equipment & Services	L+775	1.3%	11/19/20	5,158	5,067	5,248
Consolidated Precision Products Corp.	(g)	Capital Goods	L+775	1.0%	4/30/21	16,750	16,670	17,022
DAE Aviation Holdings, Inc.	(e)(f)(h)(k)	Capital Goods	L+675	1.0%	7/30/19	5,750	5,693	5,861
DEI Sales, Inc.	(g)(h)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	56,881	57,284

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Eastman Kodak Co.	(g)(h)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	$50,000	$48,821	$50,406
EZE Software Group LLC	(f)	Software & Services	L+725	1.3%	4/5/21	2,381	2,360	2,419
Fram Group Holdings Inc.		Automobiles & Components	L+900	1.5%	1/29/18	2,000	1,994	1,890
Ikaria Acquisition Inc.	(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+775	1.0%	2/14/22	5,000	4,963	5,088
ILC Industries, LLC	(g)(h)	Capital Goods	L+1000	1.5%	7/11/19	27,976	27,114	27,696
Kronos Inc.	(f)(g)	Software & Services	L+850	1.3%	4/30/20	27,239	26,998	28,396
LM U.S. Member LLC	(h)	Transportation	L+825	1.3%	10/26/20	9,375	9,252	9,539
OSP Group, Inc.	(e)(g)(h)	Consumer Durables & Apparel	L+800	1.3%	7/31/20	145,000	145,000	147,175
P2 Upstream Acquisition Co.	(h)	Energy	L+800	1.0%	4/30/21	4,091	4,052	4,175
Paw Luxco II Sarl	(h)(k)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€16,364	19,933	20,830
Pelican Products, Inc.	(e)	Capital Goods	L+1000	1.5%	6/14/19	$6,667	6,558	6,700
Pregis Corp.	(g)(h)	Capital Goods	L+1000	1.5%	3/23/18	50,000	49,320	50,250
PSAV Acquisition Corp.	(g)	Technology Hardware & Equipment	L+825	1.0%	1/24/22	80,000	78,822	81,600
Ranpak Corp.	(h)	Commercial & Professional Services	L+725	1.3%	4/23/20	3,324	3,294	3,402
Sensus USA Inc.	(e)(f)	Capital Goods	L+725	1.3%	5/9/18	8,571	8,576	8,632
SESAC Holdings Inc.	(g)	Media	L+875	1.3%	7/12/19	3,000	2,962	3,064
Stadium Management Corp.	(g)	Consumer Services	L+825	1.0%	2/15/22	57,500	57,500	58,794
TravelCLICK, Inc.	(g)(h)	Consumer Services	L+850	1.3%	3/26/18	34,925	34,635	35,711
Travelport LLC	(h)	Consumer Services	4.0%, 4.4% PIK (4.4% Max PIK)		12/1/16	24,036	20,426	24,717
Vertafore, Inc.		Software & Services	L+825	1.5%	10/27/17	14,750	14,713	15,026
Wall Street Systems Holdings, Inc.	(e)	Software & Services	L+800	1.3%	10/25/20	$7,000	$6,881	$7,074

Total Senior Secured Loans—Second Lien							941,437	963,916
Unfunded Loan Commitments							(52,833)	(52,833)

Net Senior Secured Loans—Second Lien							888,604	911,083

Senior Secured Bonds—15.0%
Advanced Lighting Technologies, Inc.	(g)(h)	Materials	10.5%		6/1/19	78,500	76,958	58,483
Allen Systems Group, Inc.	(g)(h)	Software & Services	10.5%		11/15/16	38,448	30,907	21,723
Aspect Software, Inc.	(f)	Software & Services	10.6%		5/15/17	4,000	4,000	4,230
Avaya Inc.	(g)	Technology Hardware & Equipment	7.0%		4/1/19	15,000	14,022	15,000
Avaya Inc.	(f)	Technology Hardware & Equipment	9.0%		4/1/19	5,000	5,000	5,225
Caesars Entertainment Operating Co.	(g)(k)	Consumer Services	9.0%		2/15/20	20,000	19,094	18,031
Caesars Entertainment Resort Properties, LLC	(f)(g)	Consumer Services	11.0%		10/1/21	54,598	54,301	57,540
FairPoint Communications, Inc.	(f)(g)(k)	Telecommunication Services	8.8%		8/15/19	16,750	16,750	17,943
FourPoint Energy, LLC	(h)	Energy	8.5%		12/31/20	15,750	12,878	12,915
Global A&T Electronics Ltd.	(k)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	7,470
HOA Restaurant Group, LLC	(g)	Consumer Services	11.3%		4/1/17	14,100	14,110	14,876

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
JW Aluminum Co.	(f)(g)(h)	Materials	11.5%		11/15/17	$63,297	$62,735	$63,376
Kinetic Concepts, Inc.	(g)	Health Care Equipment & Services	10.5%		11/1/18	11,660	11,168	13,422
Logan’s Roadhouse Inc.	(h)	Consumer Services	10.8%		10/15/17	38,494	30,769	29,737
Neff Rental LLC	(g)	Capital Goods	9.6%		5/15/16	7,352	7,573	7,710
Ryerson Inc.	(f)	Capital Goods	9.0%		10/15/17	3,100	3,100	3,360
SFX Entertainment, Inc.	(h)(k)	Consumer Services	9.6%		2/1/19	10,500	10,500	11,064
Sorenson Communication, Inc.	(h)(m)	Telecommunication Services	10.5%		2/1/15	39,000	36,624	35,112
Speedy Cash Intermediate Holdings Corp.	(g)	Diversified Financials	10.8%		5/15/18	5,000	5,077	5,215

Total Senior Secured Bonds							424,566	402,432

Subordinated Debt—14.2%
Alta Mesa Holdings, L.P.	(f)	Energy	9.6%		10/15/18	11,700	11,605	12,623
Aurora Diagnostics, LLC	(g)(h)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,104	14,362
Avaya Inc.	(f)(h)	Technology Hardware & Equipment	10.5%		3/1/21	20,400	19,228	19,023
Comstock Resources, Inc.	(g)(k)	Energy	9.5%		6/15/20	7,500	7,204	8,582
Flanders Corp.	(g)(h)	Capital Goods	10.0%, 3.8% PIK (3.8% Max PIK)		5/14/18	20,794	20,646	20,794
Ipreo Holdings LLC	(g)	Software & Services	11.8%		8/15/18	10,000	9,967	10,238
Kinetic Concepts, Inc.	(f)(g)(h)	Health Care Equipment & Services	12.5%		11/1/19	24,700	23,622	28,752
KODA Distribution Group, Inc.	(g)	Materials	11.3%		9/30/19	35,000	34,355	35,700
Monitronics International, Inc.	(f)(k)	Consumer Services	9.1%		4/1/20	2,250	2,250	2,416
Mood Media Corp.	(f)(g)(h)(k)	Media	9.3%		10/15/20	43,135	42,039	41,410
QR Energy, L.P.	(f)(k)	Energy	9.3%		8/1/20	3,250	3,211	3,512
RKI Exploration & Production, LLC	(f)	Energy	8.5%		8/1/21	10,900	10,900	11,827
Samson Investment Co.	(g)	Energy	9.8%		2/15/20	10,000	10,000	10,926
Sequel Industrial Products Holdings, LLC	(h)	Energy	12.0%, 2.5% PIK (2.5% Max PIK)		5/10/18	15,792	15,563	16,187
Sidewinder Drilling Inc.	(g)(h)	Capital Goods	9.8%		11/15/19	8,000	8,000	7,927
ThermaSys Corp.	(g)(h)	Capital Goods	9.0%, 1.8% PIK (5.0% Max PIK)		5/3/20	131,542	131,542	132,857
VPG Group Holdings LLC	(g)	Materials	11.0%, 2.0% PIK (2.0% Max PIK)		7/15/19	5,056	5,056	5,258

Total Subordinated Debt							373,292	382,394

Collateralized Securities—5.0%
ACASC 2013-2A B	(h)(k)	Diversified Financials	12.6%		10/15/23	30,500	29,573	31,002
Apidos CDO IV Class E	(h)(k)	Diversified Financials	L+360		10/27/18	2,000	1,327	1,949
Ares 2007 CLO 11A Class E	(h)(k)	Diversified Financials	L+600		10/11/21	4,775	3,359	4,767

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2014

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
Carlyle Azure CLO Class Income	(k)	Diversified Financials	14.8%		5/27/20	$28,000	$11,253	$13,967
Dryden CDO 23A Class Subord.	(k)	Diversified Financials	17.8%		7/17/23	10,000	6,252	7,472
JPMorgan Chase Bank, N.A. Credit-Linked Notes	(h)(k)	Diversified Financials	11.2%		12/20/21	16,740	16,633	16,740
Lightpoint CLO 2006 V Class D	(h)(k)	Diversified Financials	L+365		8/5/19	6,500	3,836	6,218
Rampart CLO 2007 1A Class Subord.	(k)	Diversified Financials	34.9%		10/25/21	10,000	3,413	7,348
Stone Tower CLO VI Class Subord.	(h)(k)	Diversified Financials	39.8%		4/17/21	5,000	2,772	4,824
Wind River CLO Ltd. 2012 1A Class Sub B	(k)	Diversified Financials	14.2%		1/15/24	42,504	37,277	40,845

Total Collateralized Securities							115,695	135,132

Equity/Other—7.3%(l)
American Energy Ohio Holdings, LLC, Common Equity	(m)(n)	Energy				7,387,008	7,387	7,387
AP Exhaust Holdings, LLC, Common Equity	(m)(o)	Automobiles & Components				811	811	811
Aquilex Corp., Common Equity, Class A Shares	(g)	Energy				15,128	1,087	3,493
Aquilex Corp., Common Equity, Class B Shares	(g)(h)	Energy				32,637	1,690	7,536
Burleigh Point, Ltd., Warrants	(k)(m)	Retailing				17,256,081	1,898	5,004
CoSentry.Net, LLC, Preferred Equity	(h)(m)	Software & Services				2,632	2,500	2,478
Eastman Kodak Co., Common Equity	(g)(m)	Consumer Durables & Apparel				61,859	1,202	2,060
ERC Ireland Holdings Ltd., Common Equity	(h)(j)(k)(m)	Telecommunication Services				35,111	4,731	7,002
ERC Ireland Holdings Ltd., Warrants	(j)(k)(m)	Telecommunication Services				15,809	2,288	3,153
Flanders Corp., Common Equity	(h)(m)	Capital Goods				5,000,000	5,000	8,500
Florida Gaming Centers, Inc., Warrants	(h)(m)	Consumer Services				71	—	3,015
Florida Gaming Corp., Warrants	(h)(m)	Consumer Services				226,635	—	—
FourPoint Energy, LLC, Common Equity	(m)(o)	Energy				3,937	2,601	3,937
HBC Solutions, Inc., Common Equity, Class A Units	(m)	Media				26,984	3,051	3,314
Ipreo Holdings LLC, Common Equity	(h)(m)	Software & Services				1,000,000	1,000	2,450
JW Aluminum Co., Common Equity	(h)(m)	Materials				37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(h)(m)	Capital Goods				4,401	464	787
Leading Edge Aviation Services, Inc., Preferred Equity	(h)(m)	Capital Goods				1,303	1,303	1,303
MB Precision Holdings LLC, Common Equity	(h)(m)	Capital Goods				450,000	450	450
Micronics, Inc., Common Equity	(m)	Capital Goods				50,000	500	475
Micronics, Inc., Preferred Equity	(m)	Capital Goods				50	500	500
Milagro Holdings, LLC, Common Equity	(h)(m)	Energy				12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(m)	Energy				283,947	11,180	1,579
New Star Metals Inc., Common Equity	(m)	Capital Goods				750,000	750	750
Plains Offshore Operations Inc., Preferred Equity	(g)(h)	Energy				50,000	58,931	63,983
Plains Offshore Operations Inc., Warrants	(g)(h)(m)	Energy				1,013,444	1,722	2,989

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2014

(in thousands, except share amounts)

-Portfolio Company(a)	Footnotes	Industry	Rate(b)	Floor	Maturity	Principal Amount(c)	Amortized Cost	Fair Value(d)
PSAV Holdings LLC, Common Equity	(h)(m)	Technology Hardware & Equipment				10,000,000	$10,000	$10,000
Safariland, LLC, Common Equity	(h)(m)	Capital Goods				25,000	2,500	6,128
Safariland, LLC, Preferred Equity	(h)	Capital Goods				2,042	21,228	21,379
Safariland, LLC, Warrants	(h)(m)	Capital Goods				4,536	473	1,112
Sequel Industrial Products Holdings, LLC, Common Equity	(h)(m)	Energy				3,330,600	3,400	6,994
Sequel Industrial Products Holdings, LLC, Preferred Equity	(h)(m)	Energy				8,000,000	9,398	9,408
Sequel Industrial Products Holdings, LLC, Warrants	(h)(m)	Energy				20,681	13	43
ThermaSys Corp., Common Equity	(h)(m)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(h)	Capital Goods				51,813	5,181	4,171
VPG Group Holdings LLC, Class A-2 Units	(h)(m)	Materials				2,500,000	3,638	4,001

Total Equity/Other							170,153	196,192

TOTAL INVESTMENTS—151.8%							$3,983,796	4,077,627

LIABILITIES IN EXCESS OF OTHER ASSETS—(51.8%)								(1,392,458)

NET ASSETS—100%								$2,685,169

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Certain variable rate securities in the Company’s portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of March 31, 2014, the three-month London Interbank Offered Rate, or LIBOR, was 0.23%, the Euro Interbank Offered Rate, or EURIBOR, was 0.31% and the U.S. Prime Lending Rate, or Prime, was 3.25%.

(c)	Denominated in U.S. dollars unless otherwise noted.

(d)	Fair value determined by the Company’s board of directors (see Note 7).

(e)	Security or portion thereof held within Arch Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).

(f)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(g)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(h)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(i)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8).

(j)	Position or portion thereof unsettled as of March 31, 2014.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Unaudited Consolidated Schedule of Investments (continued)

As of March 31, 2014

(in thousands, except share amounts)

(k)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of March 31, 2014, 85.4% of the Company’s total assets represented qualifying assets.

(l)	Listed investments may be treated as debt for GAAP or tax purposes.

(m)	Security is non-income producing.

(n)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

(o)	Security held within FSIC Investments, Inc., a wholly-owned subsidiary of the Company.

(p)	Security is an unfunded loan commitment.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—80.4%
A.P. Plasman Inc.	(f)(h)(j)	Capital Goods	L+850	1.5%	12/29/16	$49,941	$49,282	$51,502
AccentCare, Inc.	(d)	Health Care Equipment & Services	L+500	1.5%	12/22/16	2,017	1,869	1,052
Alcatel-Lucent USA Inc.	(d)(j)	Technology Hardware & Equipment	L+475	1.0%	1/30/19	4,069	4,051	4,094
American Racing and Entertainment, LLC	(f)	Consumer Services	L+700		6/30/14	13,500	13,500	13,500
American Racing and Entertainment, LLC	(f)	Consumer Services	9.0%		6/30/14	7,750	7,750	7,789
Aspect Software, Inc.	(d)	Software & Services	L+525	1.8%	5/6/16	6,436	6,307	6,470
Attachmate Corp.	(d)(e)	Software & Services	L+575	1.5%	11/22/17	10,311	10,157	10,523
Audio Visual Services Group, Inc.	(d)	Technology Hardware & Equipment	L+550	1.3%	11/9/18	3,948	3,959	3,977
Avaya Inc.	(d)(e)(i)	Technology Hardware & Equipment	L+450		10/26/17	9,905	9,184	9,717
Avaya Inc.	(d)	Technology Hardware & Equipment	L+675	1.3%	3/31/18	14,827	14,891	15,072
Azure Midstream Energy LLC	(d)	Energy	L+550	1.0%	11/15/18	4,500	4,434	4,534
BlackBrush TexStar L.P.	(d)(f)	Energy	L+650	1.3%	6/4/19	14,179	14,049	14,311
Boomerang Tube, LLC	(d)(h)	Energy	L+950	1.5%	10/11/17	18,870	18,408	18,210
Cadillac Jack, Inc.	(f)(h)(j)	Consumer Services	L+700	1.0%	12/20/17	35,000	34,655	34,650
Caesars Entertainment Operating Co.	(e)(f)(j)	Consumer Services	L+425		1/26/18	16,351	15,017	15,513
Caesars Entertainment Operating Co.	(f)(j)	Consumer Services	L+525		1/28/18	2,500	2,369	2,394
Caesars Entertainment Resort Properties, LLC	(d)(e)(f)	Consumer Services	L+600	1.0%	10/1/20	72,907	68,627	72,679
Capital Vision Services, LLC	(f)(h)	Health Care Equipment & Services	L+725	1.3%	12/3/17	19,828	19,828	19,977
Cenveo Corp.	(d)	Commercial & Professional Services	L+500	1.3%	2/13/17	3,628	3,613	3,658
Citgo Petroleum Corp.	(e)	Energy	L+600	2.0%	6/24/15	2,536	2,551	2,561
Citgo Petroleum Corp.	(e)(f)	Energy	L+700	2.0%	6/23/17	7,571	7,557	7,666
Clear Channel Communications, Inc.	(d)(f)	Media	L+365		1/29/16	16,079	13,772	15,604
Clover Technologies Group, LLC	(d)	Commercial & Professional Services	L+550	1.3%	5/7/18	6,277	6,249	6,277
Collective Brands, Inc.	(d)(f)	Consumer Durables & Apparel	L+600	1.3%	10/9/19	12,782	12,721	12,845
Corel Corp.	(d)(f)(h)(j)	Software & Services	L+825		6/7/19	117,000	117,000	117,878
Corel Corp.	(j)	Software & Services	L+825		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(d)(f)(i)	Consumer Services	L+975	1.3%	11/2/19	25,750	25,363	26,265
CoSentry.Net, LLC	(d)(g)(h)	Software & Services	L+800	1.3%	12/31/19	54,500	54,500	54,500
Crestwood Holdings LLC	(d)	Energy	L+600	1.0%	6/19/19	5,735	5,709	5,907
Dent Wizard International Corp.	(d)(f)(g)(h)	Commercial & Professional Services	L+800		4/25/19	136,354	135,127	139,081
Dent Wizard International Corp.		Commercial & Professional Services	L+425		4/25/19	15,000	15,000	15,000
Eastman Kodak Co.	(d)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,855	10,647	10,844
Education Management LLC	(f)(j)	Consumer Services	L+400		6/1/16	3,935	3,393	3,788
Education Management LLC	(e)(j)	Consumer Services	L+700	1.3%	3/30/18	15,697	15,638	15,771

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
ERC Ireland Holdings Ltd.	(g)(i)(j)	Telecommunication Services	EURIBOR+300, 1.0% PIK		9/30/17	€22,006	$27,607	$36,063
FairPoint Communications, Inc.	(d)(e)(j)	Telecommunication Services	L+625	1.3%	2/14/19	$21,711	21,517	22,487
Flanders Corp.	(f)(h)	Capital Goods	L+950	1.5%	5/14/18	37,793	37,069	38,548
Florida Gaming Centers, Inc.	(f)(l)	Consumer Services	16.5%		4/25/16	13,144	13,017	13,407
FR Utility Services LLC	(d)	Energy	L+575	1.0%	10/18/19	6,481	6,418	6,481
Fram Group Holdings Inc.	(d)	Automobiles & Components	L+500	1.5%	7/29/17	1,344	1,325	1,335
Harlan Sprague Dawley, Inc.	(d)	Pharmaceuticals, Biotechnology & Life Sciences	L+550		7/11/14	1,276	1,154	1,148
HBC Solutions, Inc.	(d)(f)(g)(h)	Media	L+875	1.5%	2/4/18	81,371	81,371	81,371
Ikaria Acquisition Inc.	(d)	Pharmaceuticals, Biotechnology & Life Sciences	L+600	1.3%	7/3/18	5,798	5,718	5,841
ILC Industries, LLC	(d)(h)	Capital Goods	L+650	1.5%	7/11/18	9,746	9,592	9,770
Infiltrator Systems, Inc.	(f)	Capital Goods	L+825	1.3%	6/27/18	30,000	30,000	30,150
Infiltrator Systems, Inc.	(f)(g)(h)	Capital Goods	L+825	1.3%	6/27/18	170,000	170,000	170,850
Infogroup Inc.	(d)	Software & Services	L+650	1.5%	5/25/18	3,004	2,699	2,456
Insight Equity A.P. X, L.P.	(f)(g)(h)	Household & Personal Products	L+850	1.0%	10/26/18	65,000	63,934	66,300
Intralinks, Inc.	(f)(j)	Software & Services	L+450	1.5%	6/15/14	1,022	989	1,022
inVentiv Health, Inc.	(e)	Health Care Equipment & Services	L+625	1.5%	5/15/18	2,725	2,708	2,702
Lantiq Deutschland GmbH	(f)(j)	Software & Services	L+900	2.0%	11/16/15	12,105	11,519	11,742
Larchmont Resources, LLC	(d)	Energy	L+725	1.0%	8/7/19	11,087	10,982	11,294
Leading Edge Aviation Services, Inc.	(d)(f)(g)(h)	Capital Goods	L+850	1.5%	4/5/18	35,787	35,206	35,787
Leading Edge Aviation Services, Inc.	(f)(g)	Capital Goods	L+850	1.5%	4/5/18	8,250	8,250	8,250
Leedsworld Inc.	(d)	Retailing	L+475	1.3%	6/28/19	9,750	9,661	9,787
Maritime Telecommunications Network, Inc.	(f)	Telecommunication Services	L+600	1.5%	3/4/16	4,109	4,080	3,575
McGraw-Hill Global Education Holdings, LLC	(d)(e)	Media	L+775	1.3%	3/22/19	18,594	18,089	18,969
MetoKote Corp.	(h)	Materials	L+800	1.3%	9/30/19	20,000	20,000	20,200
MetoKote Corp.		Materials	L+800	1.3%	9/30/19	3,810	3,810	3,848
Micronics, Inc.	(d)(h)	Capital Goods	L+800	1.3%	3/28/19	22,529	22,124	22,529
MMI International Ltd.	(d)(j)	Technology Hardware & Equipment	L+600	1.3%	11/20/18	10,612	10,323	10,340
MMM Holdings, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	10,040	9,877	10,120
MModal Inc.	(d)	Health Care Equipment & Services	L+650	1.3%	8/16/19	7,182	7,070	6,190
Mood Media Corp.	(d)(j)	Media	L+550	1.5%	5/7/18	3,014	2,990	3,028
MSO of Puerto Rico, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	7,302	7,184	7,360
National Mentor Holdings, Inc.	(d)	Health Care Equipment & Services	L+525	1.3%	2/9/17	4,929	4,929	4,970
National Vision, Inc.	(d)	Health Care Equipment & Services	L+575	1.3%	8/2/18	4,672	4,680	4,686

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
New HB Acquisition, LLC	(d)	Food, Beverage & Tobacco	L+550	1.3%	4/9/20	$3,896	$3,860	$4,042
Nova Wildcat Amerock, LLC	(h)	Consumer Durables & Apparel	L+825	1.3%	9/10/19	20,000	20,000	20,000
Panda Sherman Power, LLC	(d)(f)	Energy	L+750	1.5%	9/14/18	9,273	9,203	9,551
Panda Temple Power, LLC (TLA)	(f)	Energy	L+700	1.5%	7/17/18	3,000	3,000	3,081
Patheon Inc.	(d)(j)	Pharmaceuticals, Biotechnology & Life Sciences	L+600	1.3%	12/14/18	10,156	9,892	10,275
Princeton Review, Inc.	(g)	Consumer Services	L+550	1.5%	12/7/14	1,041	996	859
PRV Aerospace, LLC	(d)	Capital Goods	L+525	1.3%	5/9/18	4,939	4,929	4,961
RBS Holding Co. LLC	(d)	Commercial & Professional Services	L+800	1.5%	3/23/17	9,788	6,198	4,943
Reddy Ice Holdings, Inc.	(d)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,182	1,170	1,181
Safariland, LLC	(d)(f)(h)	Capital Goods	L+800	1.3%	9/20/19	156,800	156,800	158,368
Shell Topco L.P.	(d)(h)	Energy	L+750	1.5%	9/28/18	33,000	32,594	33,908
Sirius Computer Solutions, Inc.	(d)	Software & Services	L+575	1.3%	12/7/18	8,096	8,027	8,228
Smarte Carte, Inc.	(d)(f)(h)	Commercial & Professional Services	L+650	1.3%	11/30/17	57,950	57,403	58,819
Smile Brands Group Inc.	(d)(e)(h)	Health Care Equipment & Services	L+625	1.3%	8/15/19	30,474	29,825	30,131
Sorenson Communication, Inc.	(d)(e)(f)(h)	Telecommunication Services	L+825	1.3%	10/31/14	65,711	65,711	66,697
Sports Authority, Inc.	(d)(f)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	22,190	22,041	22,162
Stallion Oilfield Holdings, Inc.	(d)	Energy	L+675	1.3%	6/19/18	4,975	4,929	5,087
Swiss Watch International, Inc.	(d)(f)(h)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	48,500	47,692	48,985
Technicolor SA	(d)(e)(j)	Media	L+600	1.3%	7/10/20	33,885	32,921	34,254
Tervita Corp.	(d)(j)	Commercial & Professional Services	L+500	1.3%	5/15/18	8,035	7,965	8,083
Therakos, Inc.	(d)(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+625	1.3%	12/27/17	27,060	26,494	27,162
ThermaSys Corp.	(d)	Capital Goods	L+400	1.3%	5/3/19	9,875	9,785	9,768
Totes Isotoner Corp.	(d)	Consumer Durables & Apparel	L+575	1.5%	7/7/17	6,622	6,546	6,660
Toys “R” Us-Delaware, Inc.	(e)	Consumer Durables & Apparel	L+450	1.5%	9/1/16	1,520	1,524	1,379
TravelCLICK, Inc.	(d)	Consumer Services	L+450	1.3%	3/16/16	7,776	7,712	7,854
Tri-Northern Acquisition, Inc.	(f)(h)	Retailing	L+800	1.3%	7/1/19	54,725	54,725	54,725
Tri-Northern Acquisition, Inc.	(f)	Retailing	L+800	1.3%	7/1/19	11,379	11,379	11,379
Virtual Radiologic Corp.	(g)	Health Care Equipment & Services	L+550	1.8%	12/22/16	3,492	3,446	2,060
VPG Group Holdings LLC	(d)(f)(h)	Materials	L+900	1.0%	10/4/16	64,070	63,409	65,031

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Willbros Group, Inc.	(h)(j)	Energy	L+975	1.3%	8/5/19	$15,960	$15,422	$16,199

Total Senior Secured Loans—First Lien							2,128,667	2,172,047
Unfunded Loan Commitments							(48,439)	(48,439)

Net Senior Secured Loans—First Lien							2,080,228	2,123,608

Senior Secured Loans—Second Lien—34.0%
Advance Pierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	22,556	22,250	21,879
Advantage Sales & Marketing Inc.	(e)	Commercial & Professional Services	L+725	1.0%	6/12/18	14,844	14,844	15,081
Affordable Care, Inc.	(d)(f)(g)(h)	Health Care Equipment & Services	L+925	1.3%	12/26/19	40,000	39,493	40,200
Alliance Laundry Systems LLC		Capital Goods	L+825	1.3%	12/10/19	2,012	1,994	2,041
American Energy—Utica, LLC	(f)	Energy	L+475, 4.75% PIK	1.5%	9/30/18	75,689	75,689	75,689
American Racing and Entertainment, LLC	(g)	Consumer Services	12.0%		7/1/18	16,800	16,299	16,821
Attachmate Corp.	(e)(f)(i)	Software & Services	L+950	1.5%	11/22/18	31,218	30,464	30,646
Audio Visual Services Group, Inc.	(d)(f)(g)	Technology Hardware & Equipment	L+950	1.3%	5/9/18	52,885	51,962	54,603
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	11,180	10,813	11,292
Brock Holdings III, Inc.	(e)(g)	Energy	L+825	1.8%	3/16/18	7,756	7,678	7,902
Camp International Holding Co.	(d)	Capital Goods	L+725	1.0%	11/29/19	6,207	6,301	6,343
CHG Buyer Corp.	(d)	Health Care Equipment & Services	L+775	1.3%	11/19/20	5,158	5,065	5,248
Consolidated Precision Products Corp.	(f)	Capital Goods	L+775	1.0%	4/30/21	16,750	16,669	17,085
Crossmark Holdings, Inc.		Commercial & Professional Services	L+750	1.3%	12/21/20	7,778	7,707	7,749
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	56,850	57,284
Eastman Kodak Co.	(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	48,791	50,438
EZE Software Group LLC	(e)	Software & Services	L+725	1.3%	4/5/21	2,381	2,359	2,427
Fram Group Holdings Inc.	(e)	Automobiles & Components	L+900	1.5%	1/29/18	2,000	1,993	1,907
ILC Industries, LLC	(f)(g)	Capital Goods	L+1000	1.5%	7/11/19	27,976	27,085	26,857
Keystone Automotive Operations, Inc.	(f)	Automobiles & Components	L+950	1.3%	8/15/20	44,500	43,644	46,169
Kronos Inc.	(e)(f)	Software & Services	L+850	1.3%	4/30/20	27,290	27,042	28,297
LM U.S. Member LLC	(g)	Transportation	L+825	1.3%	10/26/20	9,375	9,248	9,510
Mitchell International, Inc.	(g)	Software & Services	L+750	1.0%	10/11/21	15,000	14,854	15,258
OSP Group, Inc.	(d)(f)(g)(h)	Consumer Durables & Apparel	L+850	1.3%	7/31/20	105,000	105,000	106,575
P2 Upstream Acquisition Co.	(g)	Energy	L+800	1.0%	5/1/20	4,091	4,051	4,173
Paw Luxco II Sarl	(j)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€20,000	24,230	24,882
Pelican Products, Inc.	(d)	Capital Goods	L+1000	1.5%	6/14/19	$6,667	6,555	6,700
Pregis Corp.	(f)(g)	Capital Goods	L+1000	1.5%	3/23/18	50,000	49,283	50,250
Ranpak Corp.	(g)	Commercial & Professional Services	L+725	1.3%	4/23/20	11,324	11,218	11,663

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Sensus USA Inc.	(d)(e)	Capital Goods	L+725	1.3%	5/9/18	$8,571	$8,576	$8,571
SESAC Holdings Inc.	(f)	Media	L+875	1.3%	7/12/19	3,000	2,961	3,075
Stadium Management Corp.	(f)	Consumer Services	L+950	1.3%	12/7/18	23,529	23,163	23,647
TNT Crane & Rigging, Inc.		Energy	L+900	1.0%	11/27/21	1,500	1,381	1,448
TravelCLICK, Inc.	(f)(g)	Consumer Services	L+850	1.3%	3/26/18	34,925	34,620	35,973
Travelport LLC	(g)	Consumer Services	4.0%, 4.4% PIK		12/1/16	24,036	20,167	24,546
TriZetto Group, Inc.	(g)	Software & Services	L+725	1.3%	3/28/19	8,372	8,265	8,037
Vertafore, Inc.	(e)	Software & Services	L+825	1.5%	10/27/17	14,750	14,711	15,027
Wall Street Systems Holdings, Inc.	(d)	Software & Services	L+800	1.3%	10/25/20	7,000	6,878	7,068
WildHorse Resources, LLC	(f)	Energy	L+625	1.3%	12/13/18	15,407	15,123	15,484

Total Senior Secured Loans—Second Lien							875,276	897,845

Senior Secured Bonds—14.6%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	76,913	56,520
Allen Systems Group, Inc.	(f)(g)	Software & Services	10.5%		11/15/16	38,448	30,409	21,723
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	4,000	4,000	4,075
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	7.0%		4/1/19	23,500	22,008	23,148
Avaya Inc.	(e)	Technology Hardware & Equipment	9.0%		4/1/19	5,000	5,000	5,250
Blackboard Inc.		Software & Services	7.8%		11/15/19	6,500	6,500	6,486
Caesars Entertainment Operating Co.	(f)(i)(j)	Consumer Services	9.0%		2/15/20	20,000	19,066	19,481
Caesars Entertainment Resort Properties, LLC	(e)(f)	Consumer Services	11.0%		10/1/21	54,598	54,288	56,398
Chassix, Inc.		Automobiles & Components	9.3%		8/1/18	2,000	2,067	2,140
Clear Channel Communications, Inc.	(d)(e)	Media	9.0%		12/15/19	1,152	989	1,182
Dole Food Co., Inc.	(g)	Food & Staples Retailing	7.3%		5/1/19	6,400	6,400	6,424
FairPoint Communications, Inc.	(f)(j)	Telecommunication Services	8.8%		8/15/19	19,750	19,750	20,984
Global A&T Electronics Ltd.	(j)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	7,920
HOA Restaurant Group, LLC	(f)	Consumer Services	11.3%		4/1/17	14,100	14,109	14,805
JW Aluminum Co.	(f)(g)	Materials	11.5%		11/15/17	47,980	47,336	47,920
Kinetic Concepts, Inc.	(f)	Health Care Equipment & Services	10.5%		11/1/18	11,660	11,146	13,465
Logan’s Roadhouse Inc.	(e)(g)	Consumer Services	10.8%		10/15/17	18,494	16,084	13,843
Neff Rental LLC	(f)	Capital Goods	9.6%		5/15/16	7,352	7,597	7,793
Ryerson Inc.	(e)	Capital Goods	9.0%		10/15/17	3,100	3,100	3,294
Sorenson Communication, Inc.	(g)	Telecommunication Services	10.5%		2/1/15	39,000	35,991	29,171
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	19,000	19,294	20,170

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Tervita Corp.	(e)(j)	Commercial & Professional Services	8.0%		11/15/18	$3,250	$3,250	$3,356

Total Senior Secured Bonds							414,297	385,548

Subordinated Debt—16.2%
Alta Mesa Holdings, L.P.	(e)	Energy	9.6%		10/15/18	11,700	11,598	12,572
Asurion, LLC	(f)	Insurance	L+950	1.5%	8/16/19	15,000	14,629	15,488
Aurora Diagnostics, LLC	(f)(g)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,109	13,368
Brand Energy & Infrastructure Services, Inc.	(g)	Energy	8.5%		12/1/21	25,000	25,000	25,500
Comstock Resources, Inc.	(f)(j)	Energy	9.5%		6/15/20	10,500	10,075	11,780
CrownRock, L.P.	(e)(f)	Energy	7.1%		4/15/21	25,000	25,000	24,856
Cumulus Media Inc.	(f)(j)	Media	7.8%		5/1/19	5,000	4,518	5,313
Exopack Holdings S.A.	(g)(j)	Materials	7.9%		11/1/19	2,500	2,500	2,500
Flanders Corp.	(f)(g)	Capital Goods	10.0%, 3.8% PIK		5/14/18	15,818	15,661	16,193
Harland Clarke Holdings Corp.	(g)	Commercial & Professional Services	9.5%		5/15/15	2,193	2,060	2,202
Hub International Ltd.	(e)	Insurance	7.9%		10/1/21	2,250	2,250	2,326
Ipreo Holdings LLC	(f)	Software & Services	11.8%		8/15/18	10,000	9,966	10,513
Kinetic Concepts, Inc.	(e)(f)(g)	Health Care Equipment & Services	12.5%		11/1/19	24,700	23,586	27,849
KODA Distribution Group, Inc.	(f)	Materials	11.3%		9/30/19	32,500	31,877	32,825
Monitronics International, Inc.	(e)(j)	Consumer Services	9.1%		4/1/20	2,250	2,250	2,396
Mood Media Corp.	(e)(f)(g)(j)	Media	9.3%		10/15/20	31,400	30,632	27,632
QR Energy, L.P.	(e)(j)	Energy	9.3%		8/1/20	3,250	3,210	3,385
Resolute Energy Corp.	(e)(j)	Energy	8.5%		5/1/20	8,500	8,589	8,948
RKI Exploration & Production, LLC	(e)	Energy	8.5%		8/1/21	10,900	10,900	11,538
Samson Investment Co.	(f)	Energy	9.8%		2/15/20	10,000	10,000	10,929
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK		5/10/18	15,792	15,551	16,187
Sidewinder Drilling Inc.	(f)(g)	Capital Goods	9.8%		11/15/19	8,000	8,000	7,080
ThermaSys Corp.	(f)(g)	Capital Goods	9.0%, 1.8% PIK		5/3/20	130,956	130,956	130,301
VPG Group Holdings LLC	(f)	Materials	11.0%, 2.0% PIK		7/15/19	5,047	5,047	5,047

Total Subordinated Debt							421,964	426,728

Collateralized Securities—5.3%
ACASC 2013-2A B	(g)(j)	Diversified Financials	12.6%		10/15/23	30,500	30,019	30,896
Apidos CDO IV Class E	(g)(j)	Diversified Financials	L+360		10/27/18	2,000	1,301	1,908
Ares 2007 CLO 11A Class E	(g)(j)	Diversified Financials	L+600		10/11/21	4,775	3,327	4,760
Ares 2007 CLO 12X Class E	(g)(j)	Diversified Financials	L+575		11/25/20	2,252	1,863	2,219

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Carlyle Azure CLO Class Income	(j)	Diversified Financials	18.9%		5/27/20	$28,000	$11,436	$14,276
Dryden CDO 23A Class Subord.	(j)	Diversified Financials	17.5%		7/17/23	10,000	6,428	8,066
JP Morgan Chase Bank, N.A. Credit-Linked Notes	(g)(j)	Diversified Financials	11.2%		12/20/21	16,740	16,710	16,740
Lightpoint CLO 2006 V Class D	(g)(j)	Diversified Financials	L+365		8/5/19	6,500	3,758	6,054
Rampart CLO 2007 1A Class Subord.	(j)	Diversified Financials	40.3%		10/25/21	10,000	3,676	7,404
Stone Tower CLO VI Class Subord.	(g)(j)	Diversified Financials	39.8%		4/17/21	5,000	3,030	5,230
Wind River CLO Ltd. 2012 1A Class Sub B	(j)	Diversified Financials	13.5%		1/15/24	42,504	38,658	42,955

Total Collateralized Securities							120,206	140,508

Equity/Other—6.2%(k)
American Energy Ohio Holdings, LLC, Common Equity	(l)(m)	Energy				5,070,590	5,071	5,071
Aquilex Corp., Common Equity, Class A Shares	(f)	Energy				15,128	1,087	3,333
Aquilex Corp., Common Equity, Class B Shares	(f)(g)	Energy				32,637	1,690	7,190
Burleigh Point, Ltd., Warrants	(j)(l)	Retailing				17,256,081	1,898	4,659
CoSentry.Net, LLC, Preferred Equity	(g)(l)	Software & Services				2,632	2,500	2,500
Eastman Kodak Co., Common Equity	(f)(l)	Consumer Durables & Apparel				61,859	1,202	2,147
ERC Ireland Holdings Ltd., Common Equity	(g)(j)(l)	Telecommunication Services				21,099	—	—
ERC Ireland Holdings Ltd., Warrants	(g)(j)(l)	Telecommunication Services				4,943	—	—
Flanders Corp., Common Equity	(g)(l)	Capital Goods				5,000,000	5,000	9,500
Florida Gaming Centers, Inc., Warrants	(g)(l)	Consumer Services				71	—	2,979
Florida Gaming Corp., Warrants	(g)(l)	Consumer Services				226,635	—	—
HBC Solutions, Inc., Common Equity, Class A Units	(l)	Media				26,984	3,051	2,855
Ipreo Holdings LLC, Common Equity	(g)(l)	Software & Services				1,000,000	1,000	2,100
JW Aluminum Co., Common Equity	(g)(l)	Materials				37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(l)	Capital Goods				4,401	464	924
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(l)	Capital Goods				1,303	1,303	1,303
Micronics, Inc., Common Equity	(l)	Capital Goods				50,000	500	520
Micronics, Inc., Preferred Equity	(l)	Capital Goods				50	500	500
Milagro Holdings, LLC, Common Equity	(g)(l)	Energy				12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(l)	Energy				283,947	11,180	2,104

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy				$50,000	$55,404	$62,630
Plains Offshore Operations Inc., Warrants	(f)(g)(l)	Energy				1,013,444	1,722	2,635
Safariland, LLC, Common Equity	(g)(l)	Capital Goods				25,000	2,500	5,303
Safariland, LLC, Preferred Equity	(g)	Capital Goods				1,021	20,881	20,843
Safariland, LLC, Warrants	(g)(l)	Capital Goods				2,263	473	962
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(l)	Energy				3,330,600	3,400	6,661
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(l)	Energy				8,000,000	9,180	9,190
Sequel Industrial Products Holdings, LLC, Warrants	(g)(l)	Energy				20,681	13	41
ThermaSys Corp., Common Equity	(g)(l)	Capital Goods				51,813	1	—
ThermaSys Corp., Preferred Equity	(g)	Capital Goods				51,813	5,181	3,756
VPG Group Holdings LLC, Class A-2 Units	(g)(l)	Materials				2,500,000	3,638	3,638

Total Equity/Other							142,114	163,344

TOTAL INVESTMENTS—156.7%							$4,054,085	4,137,581

LIABILITIES IN EXCESS OF OTHER ASSETS—(56.7%)								(1,496,589)

NET ASSETS—100.0%								$2,640,992

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Fair value determined by the Company’s board of directors (see Note 7).

(d)	Security or portion thereof held within Arch Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

(h)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2013.

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2013, 84.4% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to unaudited consolidated financial statements.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced operations on January 2, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of March 31, 2014, the Company had five wholly-owned financing subsidiaries and two wholly-owned subsidiaries through which it holds equity interests in non-controlled and non-affiliated portfolio companies. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of March 31, 2014. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from its target companies as primary market investments.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP, for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Company’s interim unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the year ended December 31, 2013 included in the Company’s annual report on Form 10-K for the year ended December 31, 2013. Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014. The December 31, 2013 consolidated balance sheet and consolidated schedule of investments are derived from the Company’s audited consolidated financial statements as of and for the year ended December 31, 2013. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Capital Gains Incentive Fee: At the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend and restate the investment advisory and administrative services agreement, dated February 12, 2008 (as amended on August 5, 2008), or the investment advisory and administrative services agreement, by and between the Company and FB Income Advisor, LLC, or FB Advisor, effective upon a listing of the Company’s shares of common stock on a national securities exchange. The Company’s shares of common stock were listed and commenced trading on the New York Stock Exchange LLC, or the NYSE, on April 16, 2014. On April 16, 2014, the Company entered into an amended and restated investment advisory agreement, or the amended investment advisory agreement, with FB Advisor. Also on April 16, 2014, the Company entered into an administration agreement with FB Advisor, or the administration agreement, which governs the administrative services provided to the Company by FB Advisor that had previously been addressed in the investment advisory and administrative services agreement. Because the amended investment advisory agreement and the administration agreement did not become effective until April 16, 2014, the investment advisory and administrative services agreement was the operative agreement between the Company and FB Advisor during the three months ended March 31, 2014.

Pursuant to the terms of both the investment advisory and administrative services agreement and the amended investment advisory agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of such agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement and the amended investment advisory agreement neither include nor contemplate the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to both the investment advisory and administrative services agreement and the amended investment advisory agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income under the investment advisory and administrative services agreement, which was calculated and payable quarterly in arrears, equaled 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and was subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor would not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor would be entitled to a “catch-up” fee equal to the amount of the pre-incentive

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor would receive 20.0% of pre-incentive fee net investment income. Under the amended investment advisory agreement, the subordinated incentive fee on income is calculated in the same manner, except that the hurdle rate used to compute the subordinated incentive fee on income is based on the net asset value of the Company’s assets rather than adjusted capital.

Under the amended investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

FB Advisor has recommended that the amended investment advisory agreement be further amended to reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on the Company’s net assets, from 8.0% to 7.5%. The Company’s board of directors has approved this amendment, and the Company plans to call a special meeting of stockholders of the Company scheduled for June 23, 2014, at which stockholders will be asked to vote on the proposal to amend the amended investment advisory agreement to, among other things, so reduce the annualized hurdle rate.

Reclassifications: Certain amounts in the unaudited consolidated financial statements for the three months ended March 31, 2013 have been reclassified to conform to the classifications used to prepare the unaudited consolidated financial statements for the three months ended March 31, 2014. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the three months ended March 31, 2014 and 2013:

	Three Months Ended March 31,
	2014		2013
	Shares	Amount	Shares	Amount
Reinvestment of Distributions	2,854,659	$29,257	2,638,800	$26,476
Share Repurchase Program	(872,865)	(8,903)	(883,047)	(8,830)

Net Proceeds from Share Transactions	1,981,794	$20,354	1,755,753	$17,646

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

During the three months ended March 31, 2014 and 2013, the Company issued 2,854,659 and 2,638,800 shares of common stock pursuant to its distribution reinvestment plan for gross proceeds of $29,257 and $26,476 at an average price per share of $10.25 and $10.03, respectively. During the period from April 1, 2014 to May 14, 2014, the Company issued 949,685 shares of common stock pursuant to its distribution reinvestment plan for gross proceeds of $9,783 at a price per share of $10.30.

In connection with the listing of its shares of common stock on the NYSE on April 16, 2014, the Company terminated its distribution reinvestment plan.

Listing and Fractional Shares

The Company’s shares of common stock were listed and commenced trading on the NYSE on April 16, 2014. The Company eliminated any outstanding fractional shares of its common stock in connection with the listing, as permitted by the Maryland General Corporation Law. The Company eliminated all outstanding fractional shares by rounding up the number of fractional shares held by each of the Company’s stockholders to the nearest whole number of shares as of April 4, 2014. As a result of the fractional share round up, the number of outstanding shares was increased by 30,533 shares.

Share Repurchase Program

Historically, the Company conducted quarterly tender offers pursuant to its share repurchase program to provide limited liquidity to its stockholders. In anticipation of the listing of the Company’s shares of common stock on the NYSE, the Company’s board of directors terminated its share repurchase program effective March 21, 2014. The listing has provided liquidity to the Company’s stockholders, and therefore the Company does not expect to implement a new share repurchase program in the future.

The following table sets forth the number of shares of common stock repurchased by the Company under its share repurchase program during the three months ended March 31, 2014 and 2013:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2013
December 31, 2012	January 2, 2013	883,047	100%	$10.00	$8,830
Fiscal 2014
December 31, 2013	January 2, 2014	872,865	100%	$10.20	$8,903

Listing Tender Offer

On April 16, 2014, the Company commenced a modified “Dutch auction” tender offer, or the tender offer, to purchase for cash up to $250,000 in value of its shares of common stock from its stockholders. In accordance with the terms of the tender offer, the Company intends to select the lowest price, not greater than $11.00 per share or less than $10.35 per share, net to the tendering stockholder in cash, less any applicable withholding taxes

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

and without interest, that will enable the Company to purchase the maximum number of shares of common stock properly tendered in the tender offer and not properly withdrawn having an aggregate purchase price of up to $250,000 or such lesser number if less than $250,000 in value of its shares of common stock are properly tendered in the tender offer after giving effect to any shares of common stock properly withdrawn. The Company expects to use available cash and/or borrowings under its senior secured revolving credit facility with ING Capital LLC, or ING, as administrative agent, and the lenders party thereto, or the ING credit facility, to fund any purchases of its shares of common stock in the tender offer and to pay for all related fees and expenses.

Note 4. Related Party Transactions

Compensation of the Investment Adviser

Pursuant to the investment advisory and administrative services agreement and the amended investment advisory agreement, FB Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on January 2, 2009, upon commencement of the Company’s operations. Management fees are paid on a quarterly basis in arrears.

The incentive fee, which had consisted of three parts under the investment advisory and administrative services agreement, now consists of two parts. The first part, which is referred to as the subordinated incentive fee on income is calculated and payable quarterly in arrears, equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.5%, or 10.0% annually. This “catch-up” feature allows FB Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FB Advisor will receive 20.0% of pre-incentive fee net investment income.

Under the investment advisory and administrative services agreement, the hurdle rate used to compute the subordinated incentive fee on income was based on adjusted capital. Under the amended investment advisory agreement, the hurdle rate used to compute the subordinated incentive fee on income is based on the net asset value of the Company’s assets rather than adjusted capital. In addition, under the amended investment advisory agreement, the subordinated incentive fee on income is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. In other words, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the amended investment advisory agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, under the terms of the amended investment advisory agreement, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized. The methodology for calculating the capital gains incentive fee under the investment advisory and administrative services agreement was identical to the methodology used to calculate such fee under the amended investment advisory agreement.

The third part of the incentive fee under the investment advisory and administrative services agreement was referred to as the subordinated liquidation incentive fee, which equaled 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. The amended investment advisory agreement does not include the subordinated liquidation incentive fee.

In anticipation of the listing of the Company’s shares of common stock on the NYSE, FB Advisor recommended that the amended investment advisory agreement be further amended to (i) reduce the annualized hurdle rate used in connection with the calculation of the subordinated incentive fee on income, expressed as a rate of return on the Company’s net assets, from 8% to 7.5% and (ii) assuming the reduction to the hurdle rate is approved, reduce the base management fee from 2.0% to 1.75% of the average value of the Company’s gross assets. The Company’s board of directors has approved this amendment, and the Company plans to call a special meeting of stockholders of the Company scheduled for June 23, 2014, at which stockholders will be asked to vote on the proposal. Pending stockholder approval of the proposal, FB Advisor has agreed, effective April 1, 2014, to waive a portion of the base management fee to which it is entitled under the amended investment advisory agreement so that the fee received equals 1.75% of the average value of the Company’s gross assets. There can be no assurance this waiver will continue in the future.

Pursuant to the investment advisory and administrative services agreement, the Company reimbursed FB Advisor for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement was set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimated it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor was required to allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors then assessed the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party providers known to be available. In addition, the Company’s board of directors considered whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compared the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Pursuant to the administration agreement, FB Advisor will provide administrative services necessary for the operation of the Company, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There will be no separate fee paid by the Company to FB Advisor in connection with the services provided under the administration agreement; provided, however, that the Company will reimburse FB Advisor no less than quarterly for all costs and expenses incurred by FB Advisor in performing its obligations and providing personnel and facilities thereunder. FB Advisor will allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics.

The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement during the three months ended March 31, 2014 and 2013:

			Three Months Ended March 31,
Related Party	Source Agreement	Description	2014	2013
FB Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$22,371	$22,206
FB Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$4,836	$6,350
FB Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$15,178	$14,228
FB Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$1,200	$1,436

(1)	During the three months ended March 31, 2014 and 2013, $22,696 and $19,371, respectively, in base management fees were paid to FB Advisor. As of March 31, 2014, $22,375 in base management fees were payable to FB Advisor.

(2)	During the three months ended March 31, 2014 and 2013, the Company accrued capital gains incentive fees of $4,836 and $6,350, respectively, based on the performance of its portfolio. As of March 31, 2014 and December 31, 2013, the Company had accrued $35,379 and $32,133, respectively, in capital gains incentive fees of which $30,344 and $30,543, respectively, was based on unrealized gains and $5,035 and $1,590, respectively, was based on realized gains. No such fees are actually payable by the Company with respect to such unrealized gains unless and until those gains are actually realized. The Company paid FB Advisor $1,590 in capital gains incentive fees during the three months ended March 31, 2014.

(3)	During the three months ended March 31, 2014 and 2013, $14,303 and $12,020, respectively, of subordinated incentive fees on income were paid to FB Advisor. As of March 31, 2014, a subordinated incentive fee on income of $15,178 was payable to FB Advisor.

(4)	During the three months ended March 31, 2014 and 2013, $873 and $1,315, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $533 and $838, respectively, in administrative services expenses to FB Advisor during the three months ended March 31, 2014 and 2013.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to Franklin Square Holdings’ other affiliated BDCs and affiliated closed-end management investment company. As a result, such personnel provide investment advisory services to the Company and each of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC is currently making private corporate debt investments for clients other than the Company, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or, collectively, the Company’s co-investment affiliates. The Company believes this relief may not only enhance its ability to further its investment objectives and strategies, but may also increase favorable investment opportunities for the Company, in part by allowing it to participate in larger investments, together with the Company’s co-investment affiliates, than would be available to it if it had not obtained such relief. Because the Company did not seek exemptive relief to engage in co-investment transactions with its investment sub-adviser, GSO / Blackstone Debt Funds Management LLC, or GDFM, and its affiliates, it will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains were equal to or greater than the cumulative distributions paid to its stockholders in each quarter. This arrangement was designed to ensure that no portion of the Company’s distributions would represent a return of capital for its stockholders. Under this arrangement, Franklin Square Holdings had no obligation to reimburse any portion of the Company’s expenses.

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 13, 2012, and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment income for tax purposes, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains for tax purposes) in each quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to stockholders; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to its shares of common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to its shares of common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by the Company in such calendar quarter is less than the aggregate amount of distributions per share declared by the Company in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

Franklin Square Holdings is controlled by the Company’s chairman and chief executive officer, Michael C. Forman, and its vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s expenses in future quarters. During the three months ended March 31, 2014 and 2013, no such reimbursements were required from Franklin Square Holdings.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company has declared and paid on its common stock during the three months ended March 31, 2014 and 2013:

	Distribution
For the Three Months Ended	Per Share	Amount
Fiscal 2013
March 31, 2013	$0.2025	$51,184
Fiscal 2014
March 31, 2014	$0.2160	$56,237

On March 31, 2014, the Company’s board of directors determined to increase the amount of the regular monthly cash distribution payable to stockholders of record from $0.0720 per share to $0.07425 per share in order to increase the Company’s annual distribution rate from 8.41% to 8.68% (based on the Company’s last publicly reported net asset value per share of $10.27 as of February 28, 2014). The increase in the regular monthly cash distribution to $0.07425 per share commenced with the regular monthly cash distribution payable on April 30, 2014 to stockholders of record as of April 29, 2014. On May 5, 2014, the Company’s board of directors declared a regular monthly cash distribution of $0.07425 per share. The regular monthly cash distribution will be paid on or about May 30, 2014 to stockholders of record on May 29, 2014.

The board of directors of the Company intends to declare two special cash distributions, each in the amount of $0.10 per share, that will be paid on or about August 15, 2014 and November 14, 2014 to stockholders of record as of July 31, 2014 and October 31, 2014, respectively. The payment of the two special cash distributions, like all future distributions, is subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

Historically, the Company had an “opt in” distribution reinvestment plan for its stockholders, which terminated upon the listing of the Company’s shares of common stock on the NYSE. Under that plan, if the Company made a cash distribution, its stockholders received distributions in cash unless they specifically “opted in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. The Company’s board of directors has approved the implementation of a new distribution reinvestment plan, the terms of which have not yet been finalized. The Company expects the new

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

distribution reinvestment plan to be implemented in connection with the regular monthly cash distribution in June; however, there can be no assurance as to whether or when a new distribution reinvestment plan will be implemented. Pending the adoption of a new distribution reinvestment plan, stockholders that had elected to participate in the earlier distribution reinvestment plan will receive cash rather than shares of common stock in respect of any cash distribution the Company declares.

The Company may fund its cash distributions to stockholders from any sources of funds available to it, including proceeds from the sale of shares of the Company’s common stock, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes will represent a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the three months ended March 31, 2014 and 2013:

	Three Months Ended March 31,
	2014		2013
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—
Borrowings	—	—	—	—
Net investment income(1)	56,237	100%	39,543	77%
Capital gains proceeds from the sale of assets	—	—	11,641	23%
Non-capital gains proceeds from the sale of assets	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—

Total	$56,237	100%	$51,184	100%

(1)	During the three months ended March 31, 2014 and 2013, 90.9% and 89.5%, respectively, of the Company’s gross investment income was attributable to cash interest earned, 7.0% and 9.2%, respectively, was attributable to non-cash accretion of discount and 2.1% and 1.3%, respectively, was attributable to paid-in-kind, or PIK, interest.

The Company’s net investment income on a tax basis for the three months ended March 31, 2014 and 2013 was $51,851 and $57,068, respectively. As of March 31, 2014 and December 31, 2013, the Company had $151,267 and $137,867, respectively, of undistributed net investment income and realized gains on a tax basis.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company and the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gains for tax purposes.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the three months ended March 31, 2014 and 2013:

	Three Months Ended March 31,
	2014	2013
GAAP-basis net investment income	$55,877	$50,729
Reversal of incentive fee accrual on unrealized gains	(199)	6,350
Reclassification of unamortized original issue discount	(3,964)	—
Other miscellaneous differences	137	(11)

Tax-basis net investment income	$51,851	$57,068

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of the Company’s distributions for a full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of March 31, 2014 and December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

	March 31, 2014 (Unaudited)	December 31, 2013
Distributable ordinary income	$78,137	$82,523
Distributable realized gains	73,130	55,344
Incentive fee accrual on unrealized gains	(30,344)	(30,543)
Unamortized organization costs	(418)	(429)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	77,465	67,085

	$197,970	$173,980

(1)	As of March 31, 2014 and December 31, 2013, the gross unrealized appreciation on the Company’s investments and gain on foreign currency was $135,516 and $136,679, respectively. As of March 31, 2014 and December 31, 2013, the gross unrealized depreciation on the Company’s investments and loss on foreign currency was $58,051 and $69,594 respectively.

The aggregate cost of the Company’s investments for federal income tax purposes totaled $4,000,025 and $4,070,314 as of March 31, 2014 and December 31, 2013, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $77,465 and $67,085 as of March 31, 2014 and December 31, 2013, respectively.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of March 31, 2014 and December 31, 2013:

	March 31, 2014 (Unaudited)			December 31, 2013
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,011,486	$2,050,394	50%	$2,080,228	$2,123,608	51%
Senior Secured Loans—Second Lien	888,604	911,083	22%	875,276	897,845	22%
Senior Secured Bonds	424,566	402,432	10%	414,297	385,548	9%
Subordinated Debt	373,292	382,394	10%	421,964	426,728	10%
Collateralized Securities	115,695	135,132	3%	120,206	140,508	4%
Equity/Other	170,153	196,192	5%	142,114	163,344	4%

	$3,983,796	$4,077,627	100%	$4,054,085	$4,137,581	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of March 31, 2014, the Company did not “control” and was not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of March 31, 2014, the Company had six such investments with aggregate unfunded commitments of $90,641 and one equity/other investment, American Energy Ohio Holdings, LLC, with an unfunded commitment of $2,313. As of December 31, 2013, the Company had five such investments with aggregate unfunded commitments of $48,439 and one equity/other investment, American Energy Ohio Holdings, LLC, with an unfunded commitment of $4,629. The Company maintains sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of March 31, 2014 and December 31, 2013:

	March 31, 2014 (Unaudited)		December 31, 2013
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$19,047	0%	$51,551	1%
Capital Goods	928,706	23%	858,352	21%
Commercial & Professional Services	232,388	6%	318,196	8%
Consumer Durables & Apparel	328,895	8%	306,917	7%
Consumer Services	507,543	12%	436,650	11%
Diversified Financials	140,347	3%	160,678	4%
Energy	410,728	10%	468,036	11%
Food & Staples Retailing	23,221	1%	29,484	1%
Food, Beverage & Tobacco	4,057	0%	4,042	0%
Health Care Equipment & Services	169,223	4%	176,010	4%
Household & Personal Products	66,300	2%	66,300	2%
Insurance	3,305	0%	17,814	0%
Materials	256,461	6%	233,719	6%
Media	193,641	5%	193,283	5%
Pharmaceuticals, Biotechnology & Life Sciences	47,605	1%	57,794	1%
Retailing	69,317	2%	69,171	2%
Software & Services	347,658	9%	366,976	9%
Technology Hardware & Equipment	152,930	4%	134,121	3%
Telecommunication Services	166,716	4%	178,977	4%
Transportation	9,539	0%	9,510	0%

Total	$4,077,627	100%	$4,137,581	100%

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of March 31, 2014 and December 31, 2013, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	March 31, 2014 (Unaudited)	December 31, 2013
Level 1—Price quotations in active markets	$2,060	$2,147
Level 2—Significant other observable inputs	—	—
Level 3—Significant unobservable inputs	4,075,567	4,135,434

	$4,077,627	$4,137,581

The Company’s investments as of March 31, 2014 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Thirty-one senior secured loan investments, one senior secured bond investment, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment and one equity investment, each of which was newly-issued and purchased near March 31, 2014, were valued at cost, as the Company’s board of directors determined that the cost of each such investment was the best indication of its fair value. Also, one equity investment which is traded on an active public market was valued at its closing price on March 31, 2014 and two equity/other investments were valued by an independent third-party pricing service in the manner described above.

The Company’s investments as of December 31, 2013 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Twenty-seven senior secured loan investments, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Also, one equity investment which is traded on an active public market was valued at its closing price as of December 31, 2013.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, including the use of an independent valuation firm. The Company periodically benchmarks the valuations provided by the independent valuation firm against the actual prices at which the Company purchases and sells its investments. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

The following is a reconciliation for the three months ended March 31, 2014 and 2013 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Three Months Ended March 31, 2014
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$2,123,608	$897,845	$385,548	$426,728	$140,508	$161,197	$4,135,434
Accretion of discount (amortization of premium)	2,995	2,844	1,545	527	142	21	8,074
Net realized gain (loss)	4,530	2,665	1,537	4,354	384	352	13,822
Net change in unrealized appreciation (depreciation)	(4,472)	(90)	6,615	4,338	(865)	4,896	10,422
Purchases	168,040	176,818	53,180	46,101	—	27,352	471,491
Paid-in-kind interest	81	1,052	—	760	—	546	2,439
Sales and redemptions	(244,388)	(170,051)	(45,993)	(100,414)	(5,037)	(232)	(566,115)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,050,394	$911,083	$402,432	$382,394	$135,132	$194,132	$4,075,567

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$319	$1,908	$6,033	$8,281	$(508)	$3,083	$19,116

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

	For the Three Months Ended March 31, 2013
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$1,945,159	$764,356	$466,299	$511,971	$118,994	$127,943	$3,934,722
Accretion of discount (amortization of premium)	7,085	1,060	1,272	499	178	12	10,106
Net realized gain (loss)	5,233	396	1,698	1,825	5,019	—	14,171
Net change in unrealized appreciation (depreciation)	9,792	9,812	5,215	3,175	(8,235)	(2,241)	17,518
Purchases	411,848	132,245	60,632	39,900	—	5,291	649,916
Paid-in-kind interest	—	—	—	1,054	—	359	1,413
Sales and redemptions	(391,179)	(56,348)	(36,206)	(46,254)	(13,830)	—	(543,817)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$1,987,938	$851,521	$498,910	$512,170	$102,126	$131,364	$4,084,029

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$16,767	$11,950	$6,388	$4,543	$(1,949)	$(2,241)	$35,458

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets valued by an independent valuation firm as of March 31, 2014 and December 31, 2013 were as follows:

Type of Investment	Fair Value at March 31, 2014(1) (Unaudited)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans— First Lien	$1,370,657	Market Comparables	Market Yield (%)	6.3% - 10.3%	8.7%
Senior Secured Loans— Second Lien	253,950	Market Comparables	Market Yield (%)	10.0% - 11.8%	10.7%
Senior Secured Bonds	12,915	Market Comparables	Market Yield (%)	12.3% - 12.8%	12.5%
Subordinated Debt	221,034	Market Comparables	Market Yield (%)	7.5% - 14.3%	11.0%
Collateralized Securities	16,740	Market Comparables	Market Yield (%)	11.5% - 12.5%	12.0%
Equity/Other	183,227	Market Comparables	Market Yield (%)	13.3% - 15.8%	15.0%
			EBITDA Multiples (x)	5.5x - 13.5x	7.4x
			Production Multiples (Mmb/d)	$35,000.0 - $42,500.0	$38,215.6
			Proved Reserves Multiples (Mmboe)	$7.5 - $9.0	$8.0
			PV-10 Multiples (x)	0.6x - 1.4x	1.2x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 29.4%	18.2%
		Option Valuation Model	Volatility (%)	52.5% - 61.5%	53.1%

(1)

Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers as of March 31, 2014, which were provided by independent third-party pricing services and screened for validity by such services. One senior secured loan investment ($40,000) and one equity investment ($750), each of which was newly-issued and purchased near March 31, 2014, were valued at cost, as the Company’s board of directors determined that the cost of

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

each such investment was the best indication of its fair value. As of March 31, 2014, $37,808 of the senior secured loans-first lien investments and $52,833 of the senior secured loans-second lien investments valued by the independent valuation firm consisted of unfunded loan commitments.

(2)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

Type of Investment	Fair Value at December 31, 2013(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans— First Lien	$1,406,294	Market Comparables	Market Yield (%)	6.5% - 16.0%	8.8%
Senior Secured Loans—Second Lien	200,044	Market Comparables	Market Yield (%)	10.3% - 11.8%	10.9%
Subordinated Debt	211,066	Market Comparables	Market Yield (%)	7.8% - 13.8%	11.1%
Collateralized Securities	16,740	Market Comparables	Market Yield (%)	11.5% - 12.5%	12.0%
Equity/Other	161,197	Market Comparables	Market Yield (%)	13.5% - 15.8%	15.1%
			EBITDA Multiples (x)	5.0x - 13.3x	7.3x
			Production Multiples (Mmb/d)	$37,500.0 - $42,500.0	$40,000.0
			Proved Reserves Multiples (Mmboe)	$8.0 - $9.0	$8.5
			PV-10 Multiples (x)	0.6x - 0.7x	0.6x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 24.3%	17.6%
		Option Valuation Model	Volatility (%)	52.5% - 61.5%	53.0%

(1)	Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers as of December 31, 2013, which were provided by independent third-party pricing services and screened for validity by such services. As of December 31, 2013, $48,439 of the senior secured loans-first lien investments consisted of unfunded loan commitments.

(2)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of March 31, 2014. For additional information regarding these financing facilities, please see the notes to the Company’s audited consolidated financial statements contained in its annual report on Form 10-K for the year ended December 31, 2013 and the additional disclosure set forth in this Note 8.

Facility	Type of Facility	Rate	Amount Outstanding		Amount Available	Maturity Date
Arch Street Credit Facility	Revolving	L + 2.05%	$373,682	(1)	$—	August 29, 2016
Broad Street Credit Facility	Revolving	L + 1.50%	$125,000		$—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000		$—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.50%	$239,800		$60,200	May 17, 2017

(1)	On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility (as each such term is defined below) to, among other things, reduce the maximum commitments thereunder to $350,000. On April 2, 2014, Arch Street repaid $23,682 on the Arch Street credit facility in accordance with the amendment.

Arch Street Credit Facility

On August 29, 2012, Arch Street Funding LLC, or Arch Street, the Company’s wholly-owned, special-purpose financing subsidiary, terminated its total return swap financing arrangement, or TRS, with Citibank, N.A., or Citibank, and entered into a revolving credit facility, or the Arch Street credit facility, with Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto.

On March 31, 2014, Arch Street and Citibank amended the Arch Street credit facility to, among other things, (a) increase the interest rate applicable to loans outstanding thereunder (i) during the drawdown period to three-month LIBOR plus 2.05%, and (ii) thereafter, to three-month LIBOR plus 2.30%, (b) extend the final maturity date to August 29, 2016, (c) reduce the maximum commitments thereunder to $350,000, (d) add a financial covenant requiring that the Company maintain its net asset value at more than $200,000 and (e) modify the calculation of advance rates and certain eligibility and valuation criteria, in each case, applicable to Arch Street’s portfolio of debt securities that are pledged as collateral for the Arch Street credit facility. The Company paid certain fees to Citibank in connection with this amendment.

The Arch Street credit facility provides for borrowings in an aggregate principal amount up to $350,000 on a committed basis. The Company may contribute cash or debt securities to Arch Street from time to time, subject to certain restrictions set forth in the Arch Street credit facility, and will retain a residual interest in any assets contributed through its ownership of Arch Street or will receive fair market value for any debt securities sold to Arch Street. Arch Street may purchase additional debt securities from various sources. Arch Street’s obligations to the lenders under the facility are secured by a first priority security interest in substantially all of the assets of Arch Street, including its portfolio of debt securities. The obligations of Arch Street under the facility are non-recourse to the Company and the Company’s exposure under the facility is limited to the value of the Company’s investment in Arch Street.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Borrowings under the Arch Street credit facility accrue interest at a rate equal to three-month LIBOR plus 2.05% per annum through August 29, 2014 and three-month LIBOR plus 2.30% per annum thereafter. Borrowings under the facility are subject to compliance with an equity coverage ratio with respect to the current value of Arch Street’s portfolio and a loan compliance test with respect to the initial acquisition of each debt security in Arch Street’s portfolio. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee to the extent the aggregate principal amount available under the Arch Street credit facility is not borrowed. Outstanding borrowings under the facility will be amortized beginning nine months prior to the scheduled maturity date. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 29, 2016.

As of March 31, 2014 and December 31, 2013, $373,682 was outstanding under the Arch Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $4,446 in connection with obtaining the Arch Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2014, $2,093 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2014 and 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Arch Street credit facility were as follows:

	Three Months Ended March 31,
	2014	2013
Direct interest expense	$1,862	$2,908
Non-usage fees	220	65
Amortization of deferred financing costs	365	365

Total interest expense	$2,447	$3,338

Cash paid for interest expense	$2,394	$4,250
Average borrowings under the facility	$373,682	$497,682
Effective interest rate on borrowings	1.99%	2.34%
Weighted average interest rate (including the effect of non-usage fees)	2.23%	2.39%

Borrowings of Arch Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Broad Street Credit Facility

On January 28, 2011, Broad Street Funding LLC, or Broad Street, the Company’s wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On March 23, 2012, Broad Street and Deutsche Bank entered into an amendment to the Broad Street credit facility which extended the maturity date of

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

the facility to March 23, 2013, increased the aggregate amount which could be borrowed under the facility to $380,000 and reduced the interest rate for all borrowings under the facility to a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. On December 13, 2012, Broad Street repaid $140,000 of borrowings under the facility, thereby reducing the amount which could be borrowed under the facility to $240,000. On March 22, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility to extend the maturity date of the facility to December 22, 2013. On December 20, 2013, Broad Street and Deutsche Bank entered into a further amendment to the facility which extended the maturity date to December 20, 2014 and reduced the maximum amount which could be borrowed under the facility to $125,000. The Broad Street credit facility provides for borrowings of up to $125,000 at a rate of LIBOR, for an interest period equal to the weighted average LIBOR interest period of debt securities owned by Broad Street, plus 1.50% per annum. Deutsche Bank is a lender and serves as administrative agent under the facility.

Under the Broad Street credit facility, the Company transfers debt securities to Broad Street from time to time as a contribution to capital and retains a residual interest in the contributed debt securities through its ownership of Broad Street. The obligations of Broad Street under the facility are non-recourse to the Company and its exposure under the facility is limited to the value of its investment in Broad Street.

As of March 31, 2014 and December 31, 2013, $125,000 was outstanding under the Broad Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $2,566 in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2014, all of the deferred financing costs have been amortized to interest expense.

For the three months ended March 31, 2014 and 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Broad Street credit facility were as follows:

	Three Months Ended March 31,
	2014	2013
Direct interest expense	$541	$1,071
Non-usage fees	—	—
Amortization of deferred financing costs	—	225

Total interest expense	$541	$1,296

Cash paid for interest expense	$313	$1,101
Average borrowings under the facility	$125,000	$240,000
Effective interest rate on borrowings	1.73%	1.78%
Weighted average interest rate (including the effect of non-usage fees)	1.73%	1.79%

Borrowings of Broad Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

JPM Financing

On April 23, 2013, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street Funding LLC, or Locust Street, and Race Street Funding LLC, or Race Street, the Company entered into an amendment, or the April 2013 amendment, to its debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which was originally entered into on July 21, 2011 (and previously amended on September 26, 2012). The April 2013 amendment, among other things: (i) increased the amount of debt financing available under the arrangement from $700,000 to $950,000; and (ii) extended the final repurchase date under the financing arrangement from October 15, 2016 to April 15, 2017. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing arrangement, the assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, with Citibank, as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1,140,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of April 23, 2013, and subsequently amended as of October 24, 2013, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1,140,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility is $950,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Commencing April 15, 2015, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, will be subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Pursuant to the financing arrangement, the assets held by Race Street secure the obligations of Race Street under the JPM Facility.

As of March 31, 2014 and December 31, 2013, Class A Notes in the aggregate principal amount of $1,140,000 had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $950,000. The carrying amount outstanding under the JPM Facility approximates its fair

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

value. The Company funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of March 31, 2014 and December 31, 2013, Race Street’s liability under the JPM Facility was $950,000, plus $6,518 and $6,690, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on the Company’s financial statements.

As of March 31, 2014 and December 31, 2013, the fair value of assets held by Locust Street was $1,884,205 and $1,870,351, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of March 31, 2014 and December 31, 2013, the fair value of assets held by Race Street was $776,130 and $747,330, respectively.

The Company incurred costs of $425 in connection with obtaining the JPM Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Facility. As of March 31, 2014, $141 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2014 and 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the JPM Facility were as follows:

	Three Months Ended
	March 31,
	2014	2013
Direct interest expense	$7,719	$5,619
Non-usage fees	—	—
Amortization of deferred financing costs	32	33

Total interest expense	$7,751	$5,652

Cash paid for interest expense	$7,891	$5,150
Average borrowings under the facility	$950,000	$691,963
Effective interest rate on borrowings	3.25%	3.25%
Weighted average interest rate (including the effect of non-usage fees)	3.25%	3.25%

Amounts outstanding under the JPM Facility will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Walnut Street Credit Facility

On March 11, 2014, Walnut Street Funding LLC, or Walnut Street, the Company’s wholly-owned, special-purpose financing subsidiary, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association, or collectively with Wells Fargo Securities, LLC, Wells Fargo, entered into an amendment, or the Walnut Street amendment, to the revolving credit facility originally entered into by such parties on May 17, 2012, or the Walnut Street credit facility. Wells Fargo Securities, LLC serves as the administrative agent and Wells Fargo Bank, National Association is the sole lender, collateral agent, account bank and collateral custodian under the facility.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The Walnut Street amendment increased the maximum commitments available under the Walnut Street credit facility from $250,000 to $300,000 and decreased, from 2.75% to 2.50%, the applicable spread above three-month LIBOR that is payable on the portion of outstanding advances under the Walnut Street credit facility attributable to “Traditional Middle Market Loans,” “Fixed Rate Loans” and “Second Lien Loans,” in each case as defined in the Walnut Street credit facility. The Company paid certain fees to Wells Fargo in connection with the Walnut Street amendment.

Under the Walnut Street credit facility, the Company contributes cash or debt securities to Walnut Street from time to time and retains a residual interest in any assets contributed through its ownership of Walnut Street or receives fair market value for any debt securities sold to Walnut Street. The obligations of Walnut Street under the Walnut Street credit facility are non-recourse to the Company and the Company’s exposure under the facility is limited to the value of the Company’s investment in Walnut Street.

Borrowings under the Walnut Street credit facility accrue interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.50% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee to the extent the aggregate principal amount available under the Walnut Street credit facility is not borrowed. Any amounts borrowed under the Walnut Street credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 17, 2017.

As of March 31, 2014 and December 31, 2013, $239,800 and $225,000, respectively, was outstanding under the Walnut Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $4,020 in connection with obtaining and amending the Walnut Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of March 31, 2014, $2,611 of such deferred financing costs had yet to be amortized to interest expense.

For the three months ended March 31, 2014 and 2013, the components of total interest expense, cash paid for interest expense, average borrowings, effective interest rate and weighted average interest rate for the Walnut Street credit facility were as follows:

	Three Months Ended
	March 31,
	2014	2013
Direct interest expense	$1,714	$1,654
Non-usage fees	62	14
Amortization of deferred financing costs	185	182

Total interest expense	$1,961	$1,850

Cash paid for interest expense	$1,781	$1,583
Average borrowings under the facility	$236,471	$238,848
Effective interest rate on borrowings	2.88%	2.76%
Weighted average interest rate (including the effect of non-usage fees)	2.99%	2.79%

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Borrowings of Walnut Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Note 9. Commitments and Contingencies

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FB Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

The Company is not currently subject to any material legal proceedings and, to the Company’s knowledge, no material legal proceedings are threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

See Note 6 for a discussion of the Company’s unfunded commitments.

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights

The following is a schedule of financial highlights of the Company for the three months ended March 31, 2014 and the year ended December 31, 2013:

	Three Months Ended March 31, 2014 (Unaudited)	Year Ended December 31, 2013
Per Share Data:
Net asset value, beginning of period	$10.18	$9.97
Results of operations(1)
Net investment income (loss)	0.22	0.96
Net realized and unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	0.10	0.08

Net increase (decrease) in net assets resulting from operations	0.32	1.04

Stockholder distributions(2)
Distributions from net investment income	(0.22)	(0.83)
Distributions from net realized gain on investments	—	—

Net decrease in net assets resulting from stockholder distributions	(0.22)	(0.83)

Capital share transactions
Issuance of common stock(3)	—	—
Repurchases of common stock(4)	—	—

Net increase (decrease) in net assets resulting from capital share transactions	—	—

Net asset value, end of period	$10.28	$10.18

Shares outstanding, end of period	261,301,955	259,320,161

Total return(5)	3.14%	10.43%

Ratio/Supplemental Data:
Net assets, end of period	$2,685,169	$2,640,992

Ratio of net investment income to average net assets(6)	2.09%	9.50%
Ratio of total operating expenses to average net assets(6)	2.20%	8.90%
Portfolio turnover(7)	11.30%	61.18%

(1)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

(2)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(3)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock pursuant to the Company’s distribution reinvestment plan.

(4)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the applicable period.

(5)

The total return for each period presented was calculated by taking the net asset value per share as of the end of the applicable period, adding the cash distributions per share which were declared during the period and

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Financial Highlights (continued)

dividing the total by the net asset value per share as of the beginning of the applicable period. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rates payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return as calculated above represents the total return on the Company’s investment portfolio during the applicable period and is calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.

(6)	Weighted average net assets during the applicable period are used for this calculation. Ratios are not annualized. The following is a schedule of supplemental ratios for the three months ended March 31, 2014 and the year ended December 31, 2013:

	Three Months Ended March 31, 2014 (Unaudited)	Year Ended December 31, 2013
Ratio of accrued capital gains incentive fees to average net assets	0.18%	0.16%
Ratio of subordinated income incentive fees to average net assets	0.57%	2.41%
Ratio of interest expense to average net assets	0.48%	1.97%
Ratio of excise taxes to average net assets	—	0.22%

(7)	Portfolio turnover for the three months ended March 31, 2014 is not annualized.

Note 11. Subsequent Events

ING Credit Facility

On April 3, 2014, the Company entered into the ING credit facility. The ING credit facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies in an initial aggregate amount of up to $300,000, with an option for the Company to request, at one or more times after closing, that existing or new lenders, at their election, provide up to $100,000 of additional commitments. The ING credit facility provides for the issuance of letters of credit in an aggregate face amount not to exceed $25,000. The Company’s obligations under the ING credit facility are guaranteed by all of the Company’s subsidiaries, other than its special-purpose financing subsidiaries. The Company’s obligations under the ING credit facility are secured by a first priority security interest in substantially all of the assets of the Company and the subsidiary guarantors thereunder other than the equity interests of its special-purpose financing subsidiaries.

Borrowings under the ING credit facility are subject to compliance with a borrowing base. Interest under the ING credit facility for (i) loans for which the Company elects the base rate option is payable at a rate equal to 1.5% per annum plus the greatest of (x) the “U.S. Prime Rate” as published in The Wall Street Journal, (y) the federal funds effective rate plus 0.5% per annum and (z) three-month LIBOR plus 1% per annum and (ii) loans for which the Company elects the Eurocurrency option is payable at a rate equal to 2.50% per annum plus adjusted LIBOR. The ING credit facility will be subject to a non-usage fee of (a) 1% per annum on the unused

FS Investment Corporation

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Subsequent Events (continued)

portion of the commitment under the ING credit facility for each day such unused portion exceeds 65% of the commitments and (b) 0.375% per annum on the unused portion of the commitments for each day the unused portion is 35% or less. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the ING credit facility.

In connection with the ING credit facility, the Company has made certain representations and warranties and must comply with various covenants and reporting requirements customary for facilities of this type. In addition, the Company must comply with the following financial covenants: (a) the Company’s minimum stockholders’ equity, measured as of each fiscal quarter-end, must be greater than or equal to the greater of (i) 40% of assets of the Company and its subsidiaries as of the last day of such fiscal quarter and (ii) $1,980,744 (less amounts paid to purchase common stock in the Company’s current tender offer), plus 50% of the net proceeds of any post-closing equity offerings; (b) the Company must maintain at all times a 200% asset coverage ratio; (c) the sum of (x) the Company and the guarantors’ net worth (defined as stockholders’ equity minus the net asset value held by the Company in any special-purpose financing subsidiaries) plus (y) 30% of the equity value of any special-purpose financing subsidiaries, must at all times be at least equal to the sum of (A) any unsecured longer-term debt of the Company and (B) accrued but unpaid base management fees and incentive fees at the time of measurement; and (d) the aggregate value of eligible portfolio investments that can be converted to cash in fewer than 20 business days without more than a 5% change in price must not be less than 10% of the covered debt amount (defined as the aggregate amount of outstanding loans and issued letters of credit under the facility, plus, to the extent incurred after closing of the ING credit facility, certain other permitted debt of the Company) for more than 30 business days during any period during which the covered debt amount (less cash and cash equivalents included in the borrowing base) is greater than 90% of the borrowing base (less cash and cash equivalents included therein).

The ING credit facility contains events of default customary for facilities of this type. Upon the occurrence of an event of default, ING, at the instruction of the lenders, may terminate the commitments and declare the outstanding advances and all other obligations under the ING credit facility immediately due and payable. During the continuation of an event of default and subject, in certain cases, to the instructions of the lenders, the Company must pay interest at a default rate.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. In connection with the preparation of our annual financial statements, management has conducted an assessment of the effectiveness of our internal control over financial reporting based on the framework set forth in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992 (“COSO”). Management’s assessment included an evaluation of the design of our internal control over financial reporting and testing of the operational effectiveness of those controls. Based on this evaluation, we have concluded that, as of December 31, 2013, our internal control over financial reporting was effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited FS Investment Corporation’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992. FS Investment Corporation’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, FS Investment Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013 and our report dated February 28, 2014 expressed an unqualified opinion.

/s/ McGladrey LLP

Blue Bell, Pennsylvania

February 28, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

We have audited the accompanying consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 and 2012 by correspondence with the custodians and brokers, or by other appropriate auditing procedures where replies from custodians and brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of FS Investment Corporation as of December 31, 2013 and 2012 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), FS Investment Corporation’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission in 1992, and our report dated February 28, 2014 expressed an unqualified opinion on the effectiveness of FS Investment Corporation’s internal control over financial reporting.

As explained in Note 7 to the consolidated financial statements, the accompanying consolidated financial statements include investments valued at approximately $4,137,581,000 (156.7% of net assets) and approximately $3,934,722,000 (156.7% of net assets) as of December 31, 2013 and 2012, respectively, whose fair values have been determined by the Company in the absence of readily ascertainable fair values.

/s/ McGladrey LLP

Blue Bell, Pennsylvania

February 28, 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON FINANCIAL

STATEMENT SCHEDULE

To the Board of Directors and Stockholders

FS Investment Corporation

Philadelphia, Pennsylvania

On February 28, 2014, we reported on the consolidated balance sheets, including the consolidated schedules of investments, of FS Investment Corporation (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2013, which are included in this Form N-2 (the “registration statement”). In connection with our audits of the aforementioned consolidated financial statements, we also audited the related consolidated financial statement schedule in the registration statement, under the caption “Senior Securities”. This financial statement schedule is the responsibility of the Company’s management. Our responsibility is to express an opinion on their financial statement schedule based on our audits.

In our opinion, such financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ McGladrey LLP

Blue Bell, Pennsylvania

May 8, 2014

FS Investment Corporation

Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	December 31,
	2013	2012
Assets
Investments, at fair value (amortized cost—$4,054,085 and $3,825,244, respectively)	$4,137,581	$3,934,722
Cash	227,328	338,895
Receivable for investments sold and repaid	26,722	20,160
Interest receivable	47,622	44,711
Deferred financing costs	5,168	7,735
Prepaid expenses and other assets	156	530

Total assets	$4,444,577	$4,346,753

Liabilities
Payable for investments purchased	$23,423	$79,420
Credit facilities payable	723,682	973,046
Repurchase agreement payable(1)	950,000	676,667
Stockholder distributions payable	18,671	17,003
Management fees payable	22,700	21,507
Accrued capital gains incentive fees(2)	32,133	39,751
Subordinated income incentive fees payable(2)	14,303	13,393
Administrative services expense payable	1,153	947
Interest payable	10,563	10,242
Directors’ fees payable	254	—
Other accrued expenses and liabilities	6,703	3,039

Total liabilities	1,803,585	1,835,015

Stockholders’ equity
Preferred stock, $0.001 par value, 50,000,000 shares authorized, none issued and outstanding	—	—
Common stock, $0.001 par value, 450,000,000 shares authorized, 259,320,161 and 251,890,821 shares issued and outstanding, respectively	259	252
Capital in excess of par value	2,466,753	2,397,826
Accumulated undistributed net realized gains on investments and gain/loss on foreign currency(3)	55,344	—
Accumulated undistributed (distributions in excess of) net investment income(3)	35,322	4,307
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	83,314	109,353

Total stockholders’ equity	2,640,992	2,511,738

Total liabilities and stockholders’ equity	$4,444,577	$4,346,753

Net asset value per share of common stock at year end	$10.18	$9.97

(1)	See Note 8 for a discussion of the Company’s repurchase transaction.

(2)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(3)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Operations

(in thousands, except share and per share amounts)

	Year Ended December 31,
	2013	2012	2011
Investment income
Interest income	$427,510	$287,875	$108,770
Fee income	37,084	15,291	6,714
Dividend income	9,972	56	—

Total investment income	474,566	303,222	115,484

Operating expenses
Management fees	90,247	68,059	27,791
Capitals gains incentive fees(1)	4,173	39,751	(4,063)
Subordinated income incentive fees(1)	62,253	13,393	—
Administrative services expenses	5,165	5,297	2,625
Stock transfer agent fees	2,820	3,641	2,028
Accounting and administrative fees	1,390	1,495	878
Interest expense	50,763	30,227	11,334
Directors’ fees	943	933	694
Other general and administrative expenses	6,094	6,019	2,833

Total operating expenses	223,848	168,815	44,120

Net investment income before taxes	250,718	134,407	71,364
Excise taxes	5,742	500	—

Net investment income	244,976	133,907	71,364

Realized and unrealized gain/loss
Net realized gain (loss) on investments	47,014	47,008	14,920
Net realized gain (loss) on total return swap(2)	—	19,607	5,169
Net realized gain (loss) on foreign currency	(111)	407	—
Net change in unrealized appreciation (depreciation) on investments	(25,982)	127,399	(35,987)
Net change in unrealized appreciation (depreciation) on total return swap(2)	—	1,996	(1,996)
Net change in unrealized gain (loss) on foreign currency	(57)	(125)	—

Total net realized and unrealized gain (loss) on investments	20,864	196,292	(17,894)

Net increase (decrease) in net assets resulting from operations	$265,840	$330,199	$53,470

Per share information—basic and diluted
Net increase (decrease) in net assets resulting from operations (Earnings per Share)	$1.04	$1.45	$0.57

Weighted average shares outstanding	255,315,516	227,578,967	93,372,289

(1)	See Note 2 and Note 4 for a discussion of the methodology employed by the Company in calculating the capital gains incentive fees and subordinated income incentive fees.

(2)	On August 29, 2012, the Company terminated its total return swap agreement with Citibank, N.A.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Changes in Net Assets

(in thousands)

	Year Ended December 31,
	2013	2012	2011
Operations
Net investment income	$244,976	$133,907	$71,364
Net realized gain (loss) on investments, total return swap and foreign currency(1)	46,903	67,022	20,089
Net change in unrealized appreciation (depreciation) on investments	(25,982)	127,399	(35,987)
Net change in unrealized appreciation (depreciation) on total return swap(1)	—	1,996	(1,996)
Net change in unrealized gain (loss) on foreign currency	(57)	(125)	—

Net increase (decrease) in net assets resulting from operations	265,840	330,199	53,470

Stockholder distributions(2)
Distributions from net investment income	(212,153)	(144,364)	(74,663)
Distributions from net realized gain on investments	—	(53,542)	(11,994)

Net decrease in net assets resulting from stockholder distributions	(212,153)	(197,906)	(86,657)

Capital share transactions
Issuance of common stock	—	803,348	1,116,691
Reinvestment of stockholder distributions	109,373	98,763	37,241
Repurchases of common stock	(33,806)	(18,324)	(4,416)
Offering costs	—	(3,234)	(6,669)

Net increase in net assets resulting from capital share transactions	75,567	880,553	1,142,847

Total increase in net assets	129,254	1,012,846	1,109,660
Net assets at beginning of year	2,511,738	1,498,892	389,232

Net assets at end of year	$2,640,992	$2,511,738	$1,498,892

Accumulated undistributed (distributions in excess of) net investment income(2)	$35,322	$4,307	$1,284

(1)	On August 29, 2012, the Company terminated its total return swap agreement with Citibank, N.A.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Statements of Cash Flows

(in thousands)

	Year Ended December 31,
	2013	2012	2011
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$265,840	$330,199	$53,470
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(2,641,733)	(3,863,334)	(1,978,499)
Paid-in-kind interest	(7,715)	(3,252)	(1,330)
Proceeds from sales and repayments of investments	2,510,887	1,971,447	858,661
Net realized (gain) loss on investments	(47,014)	(47,008)	(14,920)
Net change in unrealized (appreciation) depreciation on investments	25,982	(127,399)	35,987
Net change in unrealized (appreciation) depreciation on total return swap(1)	—	(1,996)	1,996
Accretion of discount	(43,266)	(20,818)	(10,677)
Amortization of deferred financing costs	2,567	2,035	922
(Increase) decrease in due from counterparty	—	69,684	(69,684)
(Increase) decrease in receivable for investments sold and repaid	(6,562)	(18,756)	3,758
(Increase) decrease in interest receivable	(2,911)	(28,176)	(12,903)
(Increase) decrease in receivable due on total return swap(1)	—	548	(548)
(Increase) decrease in prepaid expenses and other assets	374	(99)	(425)
Increase (decrease) in payable for investments purchased	(55,997)	15,053	(17,433)
Increase (decrease) in management fees payable	1,193	11,935	6,274
Increase (decrease) in accrued capital gains incentive fees	(7,618)	39,751	(5,459)
Increase (decrease) in subordinated income incentive fees payable	910	13,393	—
Increase (decrease) in administrative services expense payable	206	793	(156)
Increase (decrease) in interest payable	321	7,717	1,642
Increase (decrease) in directors’ fees payable	254	(202)	202
Increase (decrease) in other accrued expenses and liabilities	3,664	1,351	1,063

Net cash used in operating activities	(618)	(1,647,134)	(1,148,059)

Cash flows from financing activities
Issuance of common stock	—	803,348	1,116,691
Reinvestment of stockholder distributions	109,373	98,763	37,241
Repurchases of common stock	(33,806)	(18,324)	(4,416)
Offering costs	—	(3,234)	(6,669)
Payments to investment adviser for offering and organization costs(2)	—	—	(641)
Stockholder distributions	(210,485)	(191,446)	(78,670)
Borrowings under credit facilities(3)	17,050	773,046	42,799
Repayments of credit facilities(3)	(266,414)	(140,000)	—
Borrowings under repurchase agreement(4)	273,333	462,381	214,286
Deferred financing costs paid	—	(9,219)	(638)

Net cash provided by (used in) financing activities	(110,949)	1,775,315	1,319,983

Total increase (decrease) in cash	(111,567)	128,181	171,924
Cash at beginning of year	338,895	210,714	38,790

Cash at end of year	$227,328	$338,895	$210,714

Supplemental disclosure
Local and excise taxes paid	$1,347	$761	$—

(1)	On August 29, 2012, the Company terminated its total return swap agreement with Citibank, N.A.

(2)	See Note 4 for a discussion of reimbursements paid by the Company to its investment adviser and affiliates.

(3)	See Note 8 for a discussion of the Company’s credit facilities. During the years ended December 31, 2013, 2012 and 2011, the Company paid $23,815, $8,827 and $7,930, respectively, in interest expense on the credit facilities.

(4)	See Note 8 for a discussion of the Company’s repurchase transaction. During the years ended December 31, 2013, 2012 and 2011, the Company paid $24,060, $11,648 and $840, respectively, in interest expense pursuant to the repurchase agreement.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—80.4%
A.P. Plasman Inc.	(f)(h)(j)	Capital Goods	L+850	1.5%	12/29/16	$49,941	$49,282	$51,502
AccentCare, Inc.	(d)	Health Care Equipment & Services	L+500	1.5%	12/22/16	2,017	1,869	1,052
Alcatel-Lucent USA Inc.	(d)(j)	Technology Hardware & Equipment	L+475	1.0%	1/30/19	4,069	4,051	4,094
American Racing and Entertainment, LLC	(f)	Consumer Services	L+700		6/30/14	13,500	13,500	13,500
American Racing and Entertainment, LLC	(f)	Consumer Services	9.0%		6/30/14	7,750	7,750	7,789
Aspect Software, Inc.	(d)	Software & Services	L+525	1.8%	5/6/16	6,436	6,307	6,470
Attachmate Corp.	(d)(e)	Software & Services	L+575	1.5%	11/22/17	10,311	10,157	10,523
Audio Visual Services Group, Inc.	(d)	Technology Hardware & Equipment	L+550	1.3%	11/9/18	3,948	3,959	3,977
Avaya Inc.	(d)(e)(i)	Technology Hardware & Equipment	L+450		10/26/17	9,905	9,184	9,717
Avaya Inc.	(d)	Technology Hardware & Equipment	L+675	1.3%	3/31/18	14,827	14,891	15,072
Azure Midstream Energy LLC	(d)	Energy	L+550	1.0%	11/15/18	4,500	4,434	4,534
BlackBrush TexStar L.P.	(d)(f)	Energy	L+650	1.3%	6/4/19	14,179	14,049	14,311
Boomerang Tube, LLC	(d)(h)	Energy	L+950	1.5%	10/11/17	18,870	18,408	18,210
Cadillac Jack, Inc.	(f)(h)(j)	Consumer Services	L+700	1.0%	12/20/17	35,000	34,655	34,650
Caesars Entertainment Operating Co.	(e)(f)(j)	Consumer Services	L+425		1/26/18	16,351	15,017	15,513
Caesars Entertainment Operating Co.	(f)(j)	Consumer Services	L+525		1/28/18	2,500	2,369	2,394
Caesars Entertainment Resort Properties, LLC	(d)(e)(f)	Consumer Services	L+600	1.0%	10/1/20	72,907	68,627	72,679
Capital Vision Services, LLC	(f)(h)	Health Care Equipment & Services	L+725	1.3%	12/3/17	19,828	19,828	19,977
Cenveo Corp.	(d)	Commercial & Professional Services	L+500	1.3%	2/13/17	3,628	3,613	3,658
Citgo Petroleum Corp.	(e)	Energy	L+600	2.0%	6/24/15	2,536	2,551	2,561
Citgo Petroleum Corp.	(e)(f)	Energy	L+700	2.0%	6/23/17	7,571	7,557	7,666
Clear Channel Communications, Inc.	(d)(f)	Media	L+365		1/29/16	16,079	13,772	15,604
Clover Technologies Group, LLC	(d)	Commercial & Professional Services	L+550	1.3%	5/7/18	6,277	6,249	6,277
Collective Brands, Inc.	(d)(f)	Consumer Durables & Apparel	L+600	1.3%	10/9/19	12,782	12,721	12,845
Corel Corp.	(d)(f)(h)(j)	Software & Services	L+825		6/7/19	117,000	117,000	117,878
Corel Corp.	(j)	Software & Services	L+825		6/7/18	10,000	10,000	10,000
Corner Investment PropCo, LLC	(d)(f)(i)	Consumer Services	L+975	1.3%	11/2/19	25,750	25,363	26,265
CoSentry.Net, LLC	(d)(g)(h)	Software & Services	L+800	1.3%	12/31/19	54,500	54,500	54,500
Crestwood Holdings LLC	(d)	Energy	L+600	1.0%	6/19/19	5,735	5,709	5,907
Dent Wizard International Corp.	(d)(f)(g)(h)	Commercial & Professional Services	L+800		4/25/19	136,354	135,127	139,081
Dent Wizard International Corp.		Commercial & Professional Services	L+425		4/25/19	15,000	15,000	15,000
Eastman Kodak Co.	(d)	Consumer Durables & Apparel	L+625	1.0%	9/3/19	10,855	10,647	10,844
Education Management LLC	(f)(j)	Consumer Services	L+400		6/1/16	3,935	3,393	3,788
Education Management LLC	(e)(j)	Consumer Services	L+700	1.3%	3/30/18	15,697	15,638	15,771
ERC Ireland Holdings Ltd.	(g)(i)(j)	Telecommunication Services	EURIBOR+300, 1.0% PIK		9/30/17	€ 22,006	27,607	36,063
FairPoint Communications, Inc.	(d)(e)(j)	Telecommunication Services	L+625	1.3%	2/14/19	$21,711	21,517	22,487
Flanders Corp.	(f)(h)	Capital Goods	L+950	1.5%	5/14/18	37,793	37,069	38,548
Florida Gaming Centers, Inc.	(f)(l)	Consumer Services	16.5%		4/25/16	13,144	13,017	13,407
FR Utility Services LLC	(d)	Energy	L+575	1.0%	10/18/19	6,481	6,418	6,481

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Fram Group Holdings Inc.	(d)	Automobiles & Components	L+500	1.5%	7/29/17	$1,344	$1,325	$1,335
Harlan Sprague Dawley, Inc.	(d)	Pharmaceuticals, Biotechnology & Life Sciences	L+550		7/11/14	1,276	1,154	1,148
HBC Solutions, Inc.	(d)(f)(g)(h)	Media	L+875	1.5%	2/4/18	81,371	81,371	81,371
Ikaria Acquisition Inc.	(d)	Pharmaceuticals, Biotechnology & Life Sciences	L+600	1.3%	7/3/18	5,798	5,718	5,841
ILC Industries, LLC	(d)(h)	Capital Goods	L+650	1.5%	7/11/18	9,746	9,592	9,770
Infiltrator Systems, Inc.	(f)	Capital Goods	L+825	1.3%	6/27/18	30,000	30,000	30,150
Infiltrator Systems, Inc.	(f)(g)(h)	Capital Goods	L+825	1.3%	6/27/18	170,000	170,000	170,850
Infogroup Inc.	(d)	Software & Services	L+650	1.5%	5/25/18	3,004	2,699	2,456
Insight Equity A.P. X, L.P.	(f)(g)(h)	Household & Personal Products	L+850	1.0%	10/26/18	65,000	63,934	66,300
Intralinks, Inc.	(f)(j)	Software & Services	L+450	1.5%	6/15/14	1,022	989	1,022
inVentiv Health, Inc.	(e)	Health Care Equipment & Services	L+625	1.5%	5/15/18	2,725	2,708	2,702
Lantiq Deutschland GmbH	(f)(j)	Software & Services	L+900	2.0%	11/16/15	12,105	11,519	11,742
Larchmont Resources, LLC	(d)	Energy	L+725	1.0%	8/7/19	11,087	10,982	11,294
Leading Edge Aviation Services, Inc.	(d)(f)(g)(h)	Capital Goods	L+850	1.5%	4/5/18	35,787	35,206	35,787
Leading Edge Aviation Services, Inc.	(f)(g)	Capital Goods	L+850	1.5%	4/5/18	8,250	8,250	8,250
Leedsworld Inc.	(d)	Retailing	L+475	1.3%	6/28/19	9,750	9,661	9,787
Maritime Telecommunications Network, Inc.	(f)	Telecommunication Services	L+600	1.5%	3/4/16	4,109	4,080	3,575
McGraw-Hill Global Education Holdings, LLC	(d)(e)	Media	L+775	1.3%	3/22/19	18,594	18,089	18,969
MetoKote Corp.	(h)	Materials	L+800	1.3%	9/30/19	20,000	20,000	20,200
MetoKote Corp.		Materials	L+800	1.3%	9/30/19	3,810	3,810	3,848
Micronics, Inc.	(d)(h)	Capital Goods	L+800	1.3%	3/28/19	22,529	22,124	22,529
MMI International Ltd.	(d)(j)	Technology Hardware & Equipment	L+600	1.3%	11/20/18	10,612	10,323	10,340
MMM Holdings, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	10,040	9,877	10,120
MModal Inc.	(d)	Health Care Equipment & Services	L+650	1.3%	8/16/19	7,182	7,070	6,190
Mood Media Corp.	(d)(j)	Media	L+550	1.5%	5/7/18	3,014	2,990	3,028
MSO of Puerto Rico, Inc.	(h)	Health Care Equipment & Services	L+825	1.5%	12/12/17	7,302	7,184	7,360
National Mentor Holdings, Inc.	(d)	Health Care Equipment & Services	L+525	1.3%	2/9/17	4,929	4,929	4,970
National Vision, Inc.	(d)	Health Care Equipment & Services	L+575	1.3%	8/2/18	4,672	4,680	4,686
New HB Acquisition, LLC	(d)	Food, Beverage & Tobacco	L+550	1.3%	4/9/20	3,896	3,860	4,042
Nova Wildcat Amerock, LLC	(h)	Consumer Durables & Apparel	L+825	1.3%	9/10/19	20,000	20,000	20,000
Panda Sherman Power, LLC	(d)(f)	Energy	L+750	1.5%	9/14/18	9,273	9,203	9,551
Panda Temple Power, LLC (TLA)	(f)	Energy	L+700	1.5%	7/17/18	3,000	3,000	3,081
Patheon Inc.	(d)(j)	Pharmaceuticals, Biotechnology & Life Sciences	L+600	1.3%	12/14/18	10,156	9,892	10,275
Princeton Review, Inc.	(g)	Consumer Services	L+550	1.5%	12/7/14	1,041	996	859
PRV Aerospace, LLC	(d)	Capital Goods	L+525	1.3%	5/9/18	4,939	4,929	4,961
RBS Holding Co. LLC	(d)	Commercial & Professional Services	L+800	1.5%	3/23/17	9,788	6,198	4,943
Reddy Ice Holdings, Inc.	(d)	Food & Staples Retailing	L+550	1.3%	5/1/19	1,182	1,170	1,181
Safariland, LLC	(d)(f)(h)	Capital Goods	L+800	1.3%	9/20/19	156,800	156,800	158,368
Shell Topco L.P.	(d)(h)	Energy	L+750	1.5%	9/28/18	33,000	32,594	33,908
Sirius Computer Solutions, Inc.	(d)	Software & Services	L+575	1.3%	12/7/18	8,096	8,027	8,228
Smarte Carte, Inc.	(d)(f)(h)	Commercial & Professional Services	L+650	1.3%	11/30/17	57,950	57,403	58,819
Smile Brands Group Inc.	(d)(e)(h)	Health Care Equipment & Services	L+625	1.3%	8/15/19	30,474	29,825	30,131

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Sorenson Communication, Inc.	(d)(e)(f)(h)	Telecommunication Services	L+825	1.3%	10/31/14	$65,711	$65,711	$66,697
Sports Authority, Inc.	(d)(f)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	22,190	22,041	22,162
Stallion Oilfield Holdings, Inc.	(d)	Energy	L+675	1.3%	6/19/18	4,975	4,929	5,087
Swiss Watch International, Inc.	(d)(f)(h)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	48,500	47,692	48,985
Technicolor SA	(d)(e)(j)	Media	L+600	1.3%	7/10/20	33,885	32,921	34,254
Tervita Corp.	(d)(j)	Commercial & Professional Services	L+500	1.3%	5/15/18	8,035	7,965	8,083
Therakos, Inc.	(d)(f)	Pharmaceuticals, Biotechnology & Life Sciences	L+625	1.3%	12/27/17	27,060	26,494	27,162
ThermaSys Corp.	(d)	Capital Goods	L+400	1.3%	5/3/19	9,875	9,785	9,768
Totes Isotoner Corp.	(d)	Consumer Durables & Apparel	L+575	1.5%	7/7/17	6,622	6,546	6,660
Toys “R” Us-Delaware, Inc.	(e)	Consumer Durables & Apparel	L+450	1.5%	9/1/16	1,520	1,524	1,379
TravelCLICK, Inc.	(d)	Consumer Services	L+450	1.3%	3/16/16	7,776	7,712	7,854
Tri-Northern Acquisition, Inc.	(f)(h)	Retailing	L+800	1.3%	7/1/19	54,725	54,725	54,725
Tri-Northern Acquisition, Inc.	(f)	Retailing	L+800	1.3%	7/1/19	11,379	11,379	11,379
Virtual Radiologic Corp.	(g)	Health Care Equipment & Services	L+550	1.8%	12/22/16	3,492	3,446	2,060
VPG Group Holdings LLC	(d)(f)(h)	Materials	L+900	1.0%	10/4/16	64,070	63,409	65,031
Willbros Group, Inc.	(h)(j)	Energy	L+975	1.3%	8/5/19	15,960	15,422	16,199

Total Senior Secured Loans—First Lien							2,128,667	2,172,047
Unfunded Loan Commitments							(48,439)	(48,439)

Net Senior Secured Loans—First Lien							2,080,228	2,123,608

Senior Secured Loans—Second Lien—34.0%
Advance Pierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	22,556	22,250	21,879
Advantage Sales & Marketing Inc.	(e)	Commercial & Professional Services	L+725	1.0%	6/12/18	14,844	14,844	15,081
Affordable Care, Inc.	(d)(f)(g)(h)	Health Care Equipment & Services	L+925	1.3%	12/26/19	40,000	39,493	40,200
Alliance Laundry Systems LLC		Capital Goods	L+825	1.3%	12/10/19	2,012	1,994	2,041
American Energy—Utica, LLC	(f)	Energy	L+475, 4.75% PIK	1.5%	9/30/18	75,689	75,689	75,689
American Racing and Entertainment, LLC	(g)	Consumer Services	12.0%		7/1/18	16,800	16,299	16,821
Attachmate Corp.	(e)(f)(i)	Software & Services	L+950	1.5%	11/22/18	31,218	30,464	30,646
Audio Visual Services Group, Inc.	(d)(f)(g)	Technology Hardware & Equipment	L+950	1.3%	5/9/18	52,885	51,962	54,603
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	11,180	10,813	11,292
Brock Holdings III, Inc.	(e)(g)	Energy	L+825	1.8%	3/16/18	7,756	7,678	7,902
Camp International Holding Co.	(d)	Capital Goods	L+725	1.0%	11/29/19	6,207	6,301	6,343
CHG Buyer Corp.	(d)	Health Care Equipment & Services	L+775	1.3%	11/19/20	5,158	5,065	5,248
Consolidated Precision Products Corp.	(f)	Capital Goods	L+775	1.0%	4/30/21	16,750	16,669	17,085
Crossmark Holdings, Inc.		Commercial & Professional Services	L+750	1.3%	12/21/20	7,778	7,707	7,749
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+900	1.5%	1/15/18	57,500	56,850	57,284
Eastman Kodak Co.	(f)	Consumer Durables & Apparel	L+950	1.3%	9/3/20	50,000	48,791	50,438
EZE Software Group LLC	(e)	Software & Services	L+725	1.3%	4/5/21	2,381	2,359	2,427
Fram Group Holdings Inc.	(e)	Automobiles & Components	L+900	1.5%	1/29/18	2,000	1,993	1,907
ILC Industries, LLC	(f)(g)	Capital Goods	L+1000	1.5%	7/11/19	27,976	27,085	26,857
Keystone Automotive Operations, Inc.	(f)	Automobiles & Components	L+950	1.3%	8/15/20	44,500	43,644	46,169
Kronos Inc.	(e)(f)	Software & Services	L+850	1.3%	4/30/20	27,290	27,042	28,297

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
LM U.S. Member LLC	(g)	Transportation	L+825	1.3%	10/26/20	$9,375	$9,248	$9,510
Mitchell International, Inc.	(g)	Software & Services	L+750	1.0%	10/11/21	15,000	14,854	15,258
OSP Group, Inc.	(d)(f)(g)(h)	Consumer Durables & Apparel	L+850	1.3%	7/31/20	105,000	105,000	106,575
P2 Upstream Acquisition Co.	(g)	Energy	L+800	1.0%	5/1/20	4,091	4,051	4,173
Paw Luxco II Sarl	(j)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€20,000	24,230	24,882
Pelican Products, Inc.	(d)	Capital Goods	L+1000	1.5%	6/14/19	$6,667	6,555	6,700
Pregis Corp.	(f)(g)	Capital Goods	L+1000	1.5%	3/23/18	50,000	49,283	50,250
Ranpak Corp.	(g)	Commercial & Professional Services	L+725	1.3%	4/23/20	11,324	11,218	11,663
Sensus USA Inc.	(d)(e)	Capital Goods	L+725	1.3%	5/9/18	8,571	8,576	8,571
SESAC Holdings Inc.	(f)	Media	L+875	1.3%	7/12/19	3,000	2,961	3,075
Stadium Management Corp.	(f)	Consumer Services	L+950	1.3%	12/7/18	23,529	23,163	23,647
TNT Crane & Rigging, Inc.		Energy	L+900	1.0%	11/27/21	1,500	1,381	1,448
TravelCLICK, Inc.	(f)(g)	Consumer Services	L+850	1.3%	3/26/18	34,925	34,620	35,973
Travelport LLC	(g)	Consumer Services	4.0%, 4.4% PIK		12/1/16	24,036	20,167	24,546
TriZetto Group, Inc.	(g)	Software & Services	L+725	1.3%	3/28/19	8,372	8,265	8,037
Vertafore, Inc.	(e)	Software & Services	L+825	1.5%	10/27/17	14,750	14,711	15,027
Wall Street Systems Holdings, Inc.	(d)	Software & Services	L+800	1.3%	10/25/20	7,000	6,878	7,068
WildHorse Resources, LLC	(f)	Energy	L+625	1.3%	12/13/18	15,407	15,123	15,484

Total Senior Secured Loans—Second Lien							875,276	897,845

Senior Secured Bonds—14.6%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	78,500	76,913	56,520
Allen Systems Group, Inc.	(f)(g)	Software & Services	10.5%		11/15/16	38,448	30,409	21,723
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	4,000	4,000	4,075
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	7.0%		4/1/19	23,500	22,008	23,148
Avaya Inc.	(e)	Technology Hardware & Equipment	9.0%		4/1/19	5,000	5,000	5,250
Blackboard Inc.		Software & Services	7.8%		11/15/19	6,500	6,500	6,486
Caesars Entertainment Operating Co.	(f)(i)(j)	Consumer Services	9.0%		2/15/20	20,000	19,066	19,481
Caesars Entertainment Resort Properties, LLC	(e)(f)	Consumer Services	11.0%		10/1/21	54,598	54,288	56,398
Chassix, Inc.		Automobiles & Components	9.3%		8/1/18	2,000	2,067	2,140
Clear Channel Communications, Inc.	(d)(e)	Media	9.0%		12/15/19	1,152	989	1,182
Dole Food Co., Inc.	(g)	Food & Staples Retailing	7.3%		5/1/19	6,400	6,400	6,424
FairPoint Communications, Inc.	(f)(j)	Telecommunication Services	8.8%		8/15/19	19,750	19,750	20,984
Global A&T Electronics Ltd.	(j)	Technology Hardware & Equipment	10.0%		2/1/19	9,000	9,000	7,920
HOA Restaurant Group, LLC	(f)	Consumer Services	11.3%		4/1/17	14,100	14,109	14,805
JW Aluminum Co.	(f)(g)	Materials	11.5%		11/15/17	47,980	47,336	47,920
Kinetic Concepts, Inc.	(f)	Health Care Equipment & Services	10.5%		11/1/18	11,660	11,146	13,465
Logan’s Roadhouse Inc.	(e)(g)	Consumer Services	10.8%		10/15/17	18,494	16,084	13,843
Neff Rental LLC	(f)	Capital Goods	9.6%		5/15/16	7,352	7,597	7,793
Ryerson Inc.	(e)	Capital Goods	9.0%		10/15/17	3,100	3,100	3,294
Sorenson Communication, Inc.	(g)	Telecommunication Services	10.5%		2/1/15	39,000	35,991	29,171
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	19,000	19,294	20,170
Tervita Corp.	(e)(j)	Commercial & Professional Services	8.0%		11/15/18	3,250	3,250	3,356
Total Senior Secured Bonds							414,297	385,548

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Subordinated Debt—16.2%
Alta Mesa Holdings, L.P.	(e)	Energy	9.6%		10/15/18	$11,700	$11,598	$12,572
Asurion, LLC	(f)	Insurance	L+950	1.5%	8/16/19	15,000	14,629	15,488
Aurora Diagnostics, LLC	(f)(g)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	18,065	18,109	13,368
Brand Energy & Infrastructure Services, Inc.	(g)	Energy	8.5%		12/1/21	25,000	25,000	25,500
Comstock Resources, Inc.	(f)(j)	Energy	9.5%		6/15/20	10,500	10,075	11,780
CrownRock, L.P.	(e)(f)	Energy	7.1%		4/15/21	25,000	25,000	24,856
Cumulus Media Inc.	(f)(j)	Media	7.8%		5/1/19	5,000	4,518	5,313
Exopack Holdings S.A.	(g)(j)	Materials	7.9%		11/1/19	2,500	2,500	2,500
Flanders Corp.	(f)(g)	Capital Goods	10.0%, 3.8% PIK		5/14/18	15,818	15,661	16,193
Harland Clarke Holdings Corp.	(g)	Commercial & Professional Services	9.5%		5/15/15	2,193	2,060	2,202
Hub International Ltd.	(e)	Insurance	7.9%		10/1/21	2,250	2,250	2,326
Ipreo Holdings LLC	(f)	Software & Services	11.8%		8/15/18	10,000	9,966	10,513
Kinetic Concepts, Inc.	(e)(f)(g)	Health Care Equipment & Services	12.5%		11/1/19	24,700	23,586	27,849
KODA Distribution Group, Inc.	(f)	Materials	11.3%		9/30/19	32,500	31,877	32,825
Monitronics International, Inc.	(e)(j)	Consumer Services	9.1%		4/1/20	2,250	2,250	2,396
Mood Media Corp.	(e)(f)(g)(j)	Media	9.3%		10/15/20	31,400	30,632	27,632
QR Energy, L.P.	(e)(j)	Energy	9.3%		8/1/20	3,250	3,210	3,385
Resolute Energy Corp.	(e)(j)	Energy	8.5%		5/1/20	8,500	8,589	8,948
RKI Exploration & Production, LLC	(e)	Energy	8.5%		8/1/21	10,900	10,900	11,538
Samson Investment Co.	(f)	Energy	9.8%		2/15/20	10,000	10,000	10,929
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK		5/10/18	15,792	15,551	16,187
Sidewinder Drilling Inc.	(f)(g)	Capital Goods	9.8%		11/15/19	8,000	8,000	7,080
ThermaSys Corp.	(f)(g)	Capital Goods	9.0%, 1.8% PIK		5/3/20	130,956	130,956	130,301
VPG Group Holdings LLC	(f)	Materials	11.0%, 2.0% PIK		7/15/19	5,047	5,047	5,047

Total Subordinated Debt							421,964	426,728

Collateralized Securities—5.3%
ACASC 2013-2A B	(g)(j)	Diversified Financials	12.6%		10/15/23	30,500	30,019	30,896
Apidos CDO IV Class E	(g)(j)	Diversified Financials	L+360		10/27/18	2,000	1,301	1,908
Ares 2007 CLO 11A Class E	(g)(j)	Diversified Financials	L+600		10/11/21	4,775	3,327	4,760
Ares 2007 CLO 12X Class E	(g)(j)	Diversified Financials	L+575		11/25/20	2,252	1,863	2,219
Carlyle Azure CLO Class Income	(j)	Diversified Financials	18.9%		5/27/20	28,000	11,436	14,276
Dryden CDO 23A Class Subord.	(j)	Diversified Financials	17.5%		7/17/23	10,000	6,428	8,066
JP Morgan Chase Bank, N.A. Credit-Linked Notes	(g)(j)	Diversified Financials	11.2%		12/20/21	16,740	16,710	16,740
Lightpoint CLO 2006 V Class D	(g)(j)	Diversified Financials	L+365		8/5/19	6,500	3,758	6,054
Rampart CLO 2007 1A Class Subord.	(j)	Diversified Financials	40.3%		10/25/21	10,000	3,676	7,404
Stone Tower CLO VI Class Subord.	(g)(j)	Diversified Financials	39.8%		4/17/21	5,000	3,030	5,230
Wind River CLO Ltd. 2012 1A Class Sub B	(j)	Diversified Financials	13.5%		1/15/24	42,504	38,658	42,955

Total Collateralized Securities							120,206	140,508

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(c)
Equity/Other—6.2%(k)
American Energy Ohio Holdings, LLC, Common Equity	(l)(m)	Energy	5,070,590	$5,071	$5,071
Aquilex Corp., Common Equity, Class A Shares	(f)	Energy	15,128	1,087	3,333
Aquilex Corp., Common Equity, Class B Shares	(f)(g)	Energy	32,637	1,690	7,190
Burleigh Point, Ltd., Warrants	(j)(l)	Retailing	17,256,081	1,898	4,659
CoSentry.Net, LLC, Preferred Equity	(g)(l)	Software & Services	2,632	2,500	2,500
Eastman Kodak Co., Common Equity	(f)(l)	Consumer Durables & Apparel	61,859	1,202	2,147
ERC Ireland Holdings Ltd., Common Equity	(g)(j)(l)	Telecommunication Services	21,099	—	—
ERC Ireland Holdings Ltd., Warrants	(g)(j)(l)	Telecommunication Services	4,943	—	—
Flanders Corp., Common Equity	(g)(l)	Capital Goods	5,000,000	5,000	9,500
Florida Gaming Centers, Inc., Warrants	(g)(l)	Consumer Services	71	—	2,979
Florida Gaming Corp., Warrants	(g)(l)	Consumer Services	226,635	—	—
HBC Solutions, Inc., Common Equity, Class A Units	(l)	Media	26,984	3,051	2,855
Ipreo Holdings LLC, Common Equity	(g)(l)	Software & Services	1,000,000	1,000	2,100
JW Aluminum Co., Common Equity	(g)(l)	Materials	37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(l)	Capital Goods	4,401	464	924
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(l)	Capital Goods	1,303	1,303	1,303
Micronics, Inc., Common Equity	(l)	Capital Goods	50,000	500	520
Micronics, Inc., Preferred Equity	(l)	Capital Goods	50	500	500
Milagro Holdings, LLC, Common Equity	(g)(l)	Energy	12,057	50	—
Milagro Holdings, LLC, Preferred Equity	(l)	Energy	283,947	11,180	2,104
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy	50,000	55,404	62,630
Plains Offshore Operations Inc., Warrants	(f)(g)(l)	Energy	1,013,444	1,722	2,635
Safariland, LLC, Common Equity	(g)(l)	Capital Goods	25,000	2,500	5,303
Safariland, LLC, Preferred Equity	(g)	Capital Goods	1,021	20,881	20,843
Safariland, LLC, Warrants	(g)(l)	Capital Goods	2,263	473	962
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(l)	Energy	3,330,600	3,400	6,661
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(l)	Energy	8,000,000	9,180	9,190
Sequel Industrial Products Holdings, LLC, Warrants	(g)(l)	Energy	20,681	13	41
ThermaSys Corp., Common Equity	(g)(l)	Capital Goods	51,813	1	—
ThermaSys Corp., Preferred Equity	(g)	Capital Goods	51,813	5,181	3,756
VPG Group Holdings LLC, Class A-2 Units	(g)(l)	Materials	2,500,000	3,638	3,638

Total Equity/Other				142,114	163,344

TOTAL INVESTMENTS—156.7%				$4,054,085	4,137,581

LIABILITIES IN EXCESS OF OTHER ASSETS—(56.7%)					(1,496,589)

NET ASSETS—100.0%					$2,640,992

(a)	Security may be an obligation of one or more entities affiliated with the named company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2013

(in thousands, except share amounts)

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Fair value determined by the Company’s board of directors (see Note 7).

(d)	Security or portion thereof held within Arch Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(h)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2013.

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2013, 84.4% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

(m)	Security held within IC American Energy Investments, Inc., a wholly-owned subsidiary of the Company.

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—77.5%
A.P. Plasman Inc.	(f)(h)(j)	Capital Goods	L+850	1.5%	12/29/16	$53,350	$52,456	$54,150
AccentCare, Inc.	(d)	Health Care Equipment & Services	L+500	1.5%	12/22/16	2,017	1,828	1,573
Advantage Sales & Marketing Inc.	(d)	Commercial & Professional Services	L+375	1.5%	12/18/17	4,550	4,544	4,592
Airvana Network Solutions Inc.	(f)	Telecommunication Services	L+800	2.0%	3/25/15	3,685	3,677	3,702
AlixPartners, LLP	(d)(f)	Diversified Financials	L+525	1.3%	6/28/19	9,950	9,878	10,092
Alkermes, Inc.	(d)(j)	Pharmaceuticals, Biotechnology & Life Sciences	L+350	1.0%	9/18/19	4,200	4,159	4,247
Allied Security Holdings, LLC	(d)	Commercial & Professional Services	L+400	1.3%	2/3/17	3,851	3,833	3,880
Altegrity, Inc.	(d)(e)	Commercial & Professional Services	L+600	1.8%	2/20/15	5,121	5,115	5,125
Amaya Holdings Corp.	(d)(h)	Consumer Services	L+775	1.3%	11/5/15	25,000	24,642	25,000
American & Efird Global, LLC	(f)(h)	Consumer Durables & Apparel	L+900	1.5%	12/21/16	43,400	42,486	44,051
American Racing and Entertainment, LLC Term Loan A	(f)	Consumer Services	L+700		6/30/14	14,500	14,500	14,500
American Racing and Entertainment, LLC Term Loan B	(f)	Consumer Services	9.0%		6/30/14	7,750	7,750	7,789
American Racing and Entertainment, LLC Term Loan C	(f)	Consumer Services	9.0%		6/30/14	750	750	754
Applied Systems, Inc.	(d)	Software & Services	L+400	1.5%	12/8/16	3,506	3,490	3,536
Ardent Medical Services, Inc.	(d)(e)	Health Care Equipment & Services	L+500	1.5%	9/15/15	13,248	13,164	13,314
Ardent Medical Services, Inc.	(d)(e)(i)	Health Care Equipment & Services	L+525	1.5%	5/23/18	8,488	8,403	8,589
Aspect Software, Inc.	(d)	Software & Services	L+525	1.8%	5/7/16	6,765	6,581	6,824
Attachmate Corp.	(d)(e)	Software & Services	L+575	1.5%	11/22/17	11,421	11,213	11,547
Avaya Inc.	(d)	Technology Hardware & Equipment	L+275		10/24/14	1,973	1,944	1,939
Avaya Inc.	(d)(e)	Technology Hardware & Equipment	L+450		10/26/17	9,012	8,208	7,976
AZ Chem U.S. Inc.	(h)(i)	Materials	L+575	1.5%	12/22/17	4,545	4,451	4,611
Barbri, Inc.	(d)	Consumer Services	L+450	1.5%	6/16/17	3,227	3,219	3,233
Barrington Broadcasting Group LLC	(f)	Media	L+600	1.5%	6/14/17	2,889	2,816	2,917
BBB Industries, LLC	(f)	Automobiles & Components	L+450	2.0%	6/27/14	8,025	7,993	7,945
BJ’s Wholesale Club, Inc.	(d)(e)	Food & Staples Retailing	L+450	1.3%	9/26/19	14,000	13,864	14,204
Blackboard Inc.	(d)(f)(h)	Software & Services	L+600	1.5%	10/4/18	18,307	17,142	18,536
Boomerang Tube, LLC	(d)(h)	Energy	L+950	1.5%	10/11/17	24,688	23,971	24,379
Brasa (Holdings) Inc.	(d)	Consumer Services	L+625	1.3%	7/19/19	5,819	5,749	5,877
Bushnell Inc.	(d)	Consumer Durables & Apparel	L+425	1.5%	8/24/15	7,581	7,342	7,584
Caesars Entertainment Operating Co.	(d)(e)(f)(j)	Consumer Services	L+425		1/26/18	19,166	16,718	16,624
Cannery Casino Resorts, LLC	(d)	Consumer Services	L+475	1.3%	10/2/18	3,990	3,951	4,008
Capital Vision Services, LLC	(f)(h)	Health Care Equipment & Services	Prime+625	1.3%	12/3/17	17,196	17,196	17,196
Capital Vision Services, LLC		Health Care Equipment & Services	L+100		12/3/17	2,804	2,804	2,804
CCM Merger, Inc.	(d)	Consumer Services	L+475	1.3%	3/1/17	4,746	4,694	4,766
Cengage Learning Acquisitions, Inc.	(d)(i)	Consumer Durables & Apparel	L+225		7/3/14	3,117	2,618	2,471
Chrysler Group LLC	(d)(e)(f)(h)	Automobiles & Components	L+475	1.3%	5/24/17	22,444	21,726	22,952
Citgo Petroleum Corp.	(e)(j)	Energy	L+600	2.0%	6/24/15	3,036	3,066	3,062
Citgo Petroleum Corp.	(e)(f)(j)	Energy	L+700	2.0%	6/23/17	7,661	7,643	7,779
Clear Channel Communications, Inc.	(d)(e)(f)(i)	Media	L+365		1/29/16	27,557	22,354	22,842

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Collective Brands, Inc.	(f)	Consumer Durables & Apparel	L+600	1.3%	10/9/19	$10,820	$10,662	$10,968
CompuCom Systems, Inc.	(d)	Software & Services	L+525	1.3%	10/4/18	3,448	3,415	3,472
The Container Store, Inc.	(d)(e)	Consumer Durables & Apparel	L+500	1.3%	4/5/19	13,065	13,001	13,187
Corel Corp.	(d)(j)	Software & Services	L+700		5/2/14	9,400	9,352	9,447
Corner Investment PropCo, LLC	(d)(f)(j)	Consumer Services	L+975	1.3%	11/1/19	24,000	23,532	23,730
Crestwood Holdings LLC	(f)	Energy	L+825	1.5%	3/26/18	16,689	16,603	17,050
DAE Aviation Holdings, Inc.	(h)	Capital Goods	L+500	1.3%	10/29/18	6,825	6,690	6,927
DAE Aviation Holdings, Inc.	(h)	Capital Goods	L+500	1.3%	11/2/18	3,094	3,033	3,140
Del Monte Foods Co.	(d)	Food, Beverage & Tobacco	L+300	1.5%	3/8/18	2,876	2,832	2,886
Drumm Investors LLC	(d)(f)	Health Care Equipment & Services	L+375	1.3%	5/4/18	8,542	8,021	8,037
Dynegy Inc.	(f)	Energy	L+775	1.5%	8/5/16	6,096	6,225	6,393
Eastman Kodak Co.	(g)	Consumer Durables & Apparel	L+750	1.0%	7/19/13	7,232	7,181	7,252
Education Management LLC	(f)(j)	Consumer Services	L+400		6/1/16	3,978	3,233	3,257
Education Management LLC	(e)(j)	Consumer Services	L+700	1.3%	3/29/18	15,870	15,796	13,271
Electrical Components International, Inc.	(f)	Capital Goods	L+525	1.5%	2/4/16	235	218	236
Electrical Components International, Inc.	(g)	Capital Goods	L+525	1.5%	2/4/17	3,573	3,295	3,582
EquiPower Resources Holdings, LLC	(d)	Utilities	L+425	1.3%	12/21/18	4,975	4,996	5,054
ERC Ireland Holdings Ltd.	(i)(j)	Telecommunication Services	EURIBOR+300, 1.0% PIK		9/30/17	€11,173	10,733	11,896
Fairway Group Acquisition Co.	(d)(f)(h)	Food & Staples Retailing	L+675	1.5%	8/17/18	$25,325	25,037	25,578
Flanders Corp.	(f)(h)	Capital Goods	L+950	1.5%	5/16/18	38,993	38,104	39,188
Fleetgistics Holdings, Inc.	(f)	Transportation	L+588	2.0%	3/23/15	2,026	2,011	1,783
Flexera Software, Inc.	(d)	Software & Services	L+625	1.3%	9/29/17	2,925	2,923	2,948
Florida Gaming Centers, Inc.	(f)	Consumer Services	15.8%		4/25/16	12,517	12,343	12,455
Fram Group Holdings Inc.	(d)	Automobiles & Components	L+500	1.5%	7/29/17	1,990	1,952	1,992
FREIF North American Power I LLC	(d)	Energy	L+450	1.5%	3/29/19	3,073	3,080	3,111
FREIF North American Power I LLC	(d)	Energy	L+450	1.5%	3/29/19	880	882	891
Generac Power Systems, Inc.	(d)(j)	Capital Goods	L+500	1.3%	5/30/18	3,563	3,630	3,653
Generic Drug Holdings, Inc.	(d)	Retailing	L+475	1.3%	9/28/19	2,728	2,701	2,753
Genesys Telecom Holdings, U.S., Inc.	(d)	Telecommunication Services	L+525	1.5%	1/31/19	1,711	1,724	1,730
Gymboree Corp.	(d)	Consumer Durables & Apparel	L+350	1.5%	2/23/18	3,702	3,477	3,420
Halifax Media Holdings LLC	(f)(h)	Media	L+1050	0.8%	6/30/16	16,068	15,748	15,907
Hamilton Lane Advisors, LLC	(d)	Diversified Financials	L+500	1.5%	2/23/18	2,730	2,717	2,750
Harbor Freight Tools USA, Inc.	(d)	Consumer Durables & Apparel	L+425	1.3%	11/14/17	4,365	4,364	4,424
HarbourVest Partners L.P.	(d)	Diversified Financials	L+375	1.0%	11/21/17	5,752	5,724	5,781
Harland Clarke Holdings Corp.	(f)	Commercial & Professional Services	L+250		6/30/14	6,334	5,741	6,135
Hawaiian Telcom Communications, Inc.	(d)(f)(h)	Telecommunication Services	L+575	1.3%	2/28/17	16,979	16,864	17,335
Hupah Finance Inc.	(d)(e)	Capital Goods	L+500	1.3%	1/21/19	11,333	11,275	11,475
Hyland Software, Inc.	(d)	Software & Services	L+425	1.3%	10/25/19	4,918	4,918	4,939
IASIS Healthcare LLC	(d)	Health Care Equipment & Services	L+375	1.3%	5/3/18	1,453	1,427	1,459
Ikaria Acquisition Inc.	(d)	Pharmaceuticals, Biotechnology & Life Sciences	L+650	1.3%	9/18/17	3,967	3,948	3,992
ILC Industries, LLC	(d)(h)	Capital Goods	L+600	1.5%	7/11/18	10,131	9,941	10,038
Immucor, Inc.	(d)	Health Care Equipment & Services	L+450	1.3%	8/17/18	3,873	3,882	3,929

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
INC Research, LLC	(d)(f)	Health Care Equipment & Services	L+575	1.3%	7/12/18	$16,788	$16,522	$16,913
INEOS Finance Plc	(d)(e)(f)(j)	Materials	L+525	1.3%	5/4/18	18,914	18,713	19,145
Infogroup Inc.	(d)	Software & Services	L+425	1.5%	5/25/18	3,338	2,940	3,004
Insight Equity A.P. X, L.P.	(f)(g)(h)	Household & Personal Products	L+850	1.0%	10/26/18	65,000	63,736	65,000
Intelsat Jackson Holdings SA	(d)(j)	Telecommunication Services	L+325	1.3%	4/2/18	2,963	2,962	2,993
Intralinks, Inc.	(f)(j)	Software & Services	L+425	1.5%	6/15/14	1,033	938	1,034
inVentiv Health, Inc.	(d)	Health Care Equipment & Services	L+500	1.5%	8/4/16	1,066	997	1,040
inVentiv Health, Inc.	(e)	Health Care Equipment & Services	L+525	1.5%	5/15/18	2,725	2,704	2,671
Ipreo Holdings LLC	(d)(f)	Software & Services	L+525	1.3%	8/7/17	8,968	8,861	9,024
Jason Inc. (TLA)	(g)	Capital Goods	L+625	2.0%	9/21/14	2,403	2,395	2,399
Jason Inc. (TLB)	(g)	Capital Goods	L+625	2.0%	9/21/14	971	968	973
JHCI Acquisition, Inc.	(d)	Transportation	L+250		6/19/14	2,304	2,192	2,070
KIK Custom Products Inc.	(e)(j)	Household & Personal Products	L+225		6/2/14	10,274	9,693	9,657
Kronos Inc.	(d)	Commercial & Professional Services	L+425	1.3%	10/25/19	4,500	4,478	4,560
La Paloma Generating Co., LLC	(e)(f)	Energy	L+550	1.5%	8/25/17	8,697	8,445	8,686
Lantiq Deutschland GmbH	(f)(j)	Software & Services	L+900	2.0%	11/16/15	12,105	11,241	11,076
Leading Edge Aviation Services, Inc.	(d)(g)(h)	Capital Goods	L+850	1.5%	4/5/18	36,301	35,651	35,212
Maritime Telecommunications Network, Inc.	(f)	Telecommunication Services	L+600	1.5%	3/3/16	5,169	5,117	5,159
MMM Holdings, Inc.		Health Care Equipment & Services	L+825	1.5%	12/12/17	13,509	13,240	13,527
Mood Media Corp.	(d)(j)	Media	L+550	1.5%	5/7/18	3,045	3,016	3,054
MSO of Puerto Rico, Inc.		Health Care Equipment & Services	L+825	1.5%	12/12/17	9,825	9,629	9,838
National Mentor Holdings, Inc.	(d)	Health Care Equipment & Services	L+525	1.3%	2/9/17	7,980	7,980	7,985
National Vision, Inc.	(d)	Health Care Equipment & Services	L+575	1.3%	8/2/18	4,764	4,774	4,835
Natural Products Group, LLC	(g)	Household & Personal Products	Prime+600	4.0%	3/5/15	1,325	1,266	1,272
Navistar, Inc.	(d)(f)(h)(j)	Capital Goods	L+550	1.5%	8/17/17	20,944	20,891	21,082
NCI Building Systems, Inc.	(d)(e)(g)(h)(j)	Capital Goods	L+675	1.3%	5/2/18	31,573	30,815	31,635
NCO Group, Inc.	(e)(h)	Software & Services	L+675	1.3%	4/3/18	19,807	19,448	19,900
Nexeo Solutions, LLC		Capital Goods	L+350	1.5%	9/7/17	3,990	3,912	3,926
NSH Merger Sub, Inc.	(d)(f)	Health Care Equipment & Services	L+650	1.8%	2/2/17	19,042	18,869	18,613
Nuveen Investments, Inc.	(d)	Diversified Financials	L+550		5/13/17	9,000	9,004	9,055
NXP BV	(d)(j)	Semiconductors & Semiconductor Equipment	L+425	1.3%	3/3/17	2,351	2,375	2,402
On Assignment, Inc.	(d)(j)	Commercial & Professional Services	L+375	1.3%	5/15/19	2,992	2,976	3,033
Onex Carestream Finance L.P.	(d)(j)	Health Care Equipment & Services	L+350	1.5%	2/25/17	1,419	1,383	1,416
Orbitz Worldwide, Inc.	(d)(j)	Retailing	L+300		7/25/14	4,216	4,058	4,056
Ozburn-Hessey Holding Co., LLC(d)(f)		Transportation	L+625	2.0%	4/8/16	5,650	5,446	5,650
Panda Sherman Power, LLC	(d)	Energy	L+750	1.5%	9/14/18	9,273	9,192	9,435
Panda Temple Power, LLC (TLA)	(f)	Energy	L+700	1.5%	7/17/18	3,000	3,000	3,045
Party City Holdings Inc.	(d)(e)(f)	Retailing	L+450	1.3%	7/26/19	16,593	16,513	16,809
Patheon Inc.	(d)(i)(j)	Pharmaceuticals, Biotechnology & Life Sciences	L+600	1.3%	12/6/18	10,259	9,951	10,259
Pelican Products, Inc.	(d)	Capital Goods	L+550	1.5%	7/11/18	2,972	2,944	2,954

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Peninsula Gaming LLC	(f)(j)	Consumer Services	L+450	1.3%	8/3/17	$4,605	$4,562	$4,671
Pharmaceutical Product Development, Inc.	(d)	Health Care Equipment & Services	L+500	1.3%	12/5/18	8,967	8,890	9,126
Pharmaceutical Research Associates, Inc.	(d)(i)	Health Care Equipment & Services	L+525	1.3%	11/27/18	5,833	5,775	5,841
PL Propylene LLC	(d)(j)	Materials	L+575	1.3%	3/23/17	6,833	6,714	6,944
Presidio, Inc.	(d)(f)(g)(h)	Software & Services	L+450	1.3%	3/31/17	15,302	15,231	15,455
Princeton Review, Inc.	(g)	Consumer Services	L+550	1.5%	12/7/14	1,113	1,022	990
Property Data (U.S.) I, Inc.	(f)	Software & Services	L+550	1.5%	1/4/17	4,295	4,251	4,303
Protection One, Inc.	(d)	Consumer Services	L+450	1.3%	3/21/19	2,544	2,551	2,580
PRV Aerospace, LLC	(d)	Capital Goods	L+525	1.3%	5/9/18	4,976	4,965	4,989
RBS Holding Co. LLC	(d)	Commercial & Professional Services	Prime+600		3/23/17	9,825	6,065	3,635
RBS Worldpay, Inc.	(d)	Software & Services	L+400	1.3%	11/30/17	1,522	1,524	1,534
Remy International, Inc.	(d)(j)	Automobiles & Components	L+450	1.8%	12/16/16	1,923	1,861	1,940
Reynolds Group Holdings, Inc.	(d)(j)	Consumer Durables & Apparel	L+375	1.0%	9/28/18	4,293	4,293	4,349
Rocket Software, Inc.	(d)	Software & Services	L+450	1.3%	2/8/18	6,630	6,636	6,673
Roundy’s Supermarkets, Inc.	(d)(j)	Food & Staples Retailing	L+450	1.3%	2/13/19	2,776	2,648	2,619
Sabre Inc.	(d)	Consumer Services	L+575		12/29/17	1,487	1,471	1,500
Sabre Inc.	(e)	Consumer Services	L+600	1.3%	12/29/17	4,978	4,931	5,052
Safariland, LLC	(d)(f)(h)	Capital Goods	L+925	1.5%	7/27/18	45,243	44,392	46,601
Sagittarius Restaurants LLC	(d)(f)	Consumer Services	L+550	2.0%	5/18/15	6,530	6,497	6,505
Shell Topco L.P.	(d)(h)	Energy	L+750	1.5%	9/28/18	33,000	32,524	33,000
Sheridan Production Co., LLC	(e)	Energy	L+375	1.3%	9/14/19	5,224	5,173	5,279
Shield Finance Co. Sarl	(f)(j)	Software & Services	L+525	1.3%	5/10/19	10,974	10,822	11,002
Sirius Computer Solutions, Inc.	(d)(i)	Software & Services	L+575	1.3%	11/30/18	9,808	9,710	9,900
Sitel, LLC	(e)	Telecommunication Services	L+675		1/30/17	5,966	5,743	5,951
Six3 Systems, Inc.	(d)	Software & Services	L+575	1.3%	10/4/19	4,674	4,629	4,674
Smarte Carte, Inc.	(d)(f)(h)	Commercial & Professional Services	L+650	1.3%	11/30/17	61,000	60,288	61,000
Smile Brands Group Inc.	(d)(e)	Health Care Equipment & Services	L+525	1.8%	12/21/17	13,717	13,308	12,962
Sophia, L.P.	(d)(e)(f)	Software & Services	L+500	1.3%	7/19/18	13,966	13,880	14,165
Sorenson Communication, Inc.	(d)(e)(f)(h)	Telecommunication Services	L+400	2.0%	8/16/13	50,402	49,586	49,609
Spansion LLC	(e)(j)	Semiconductors & Semiconductor Equipment	L+350	1.3%	2/9/15	6,369	6,285	6,418
Sports Authority, Inc.	(d)(e)(f)	Consumer Durables & Apparel	L+600	1.5%	11/16/17	22,418	22,234	22,615
Sprouts Farmers Markets Holdings, LLC		Food & Staples Retailing	L+475		4/18/16	5,250	5,250	5,001
Sprouts Farmers Markets Holdings, LLC	(d)	Food & Staples Retailing	L+475	1.3%	4/18/18	4,803	4,746	4,861
SRA International, Inc.	(d)(e)(f)	Software & Services	L+525	1.3%	7/20/18	21,624	20,910	20,489
Star West Generation LLC	(d)	Energy	L+450	1.5%	5/17/18	5,923	5,860	5,949
Surgery Center Holdings, Inc.	(d)(f)(h)	Health Care Equipment & Services	L+500	1.5%	2/6/17	14,693	14,473	14,620
Swiss Watch International, Inc.	(d)(f)(h)	Consumer Durables & Apparel	L+725	1.3%	11/8/18	50,000	49,022	50,000
Technicolor SA	(j)	Media	EURIBOR+500	2.0%	5/26/16	€2,345	2,770	3,080
Technicolor SA	(j)	Media	EURIBOR+600	2.0%	5/26/17	€6,279	7,402	8,249
Technicolor SA	(g)(j)	Media	L+500	2.0%	5/26/16	$1,659	1,507	1,651
Technicolor SA	(g)(j)	Media	L+600	2.0%	5/26/17	4,376	3,967	4,357

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Texas Competitive Electric Holdings Co. LLC	(d)(e)(f)(g)(i)	Utilities	L+350		10/10/14	$76,891	$56,163	$58,221
Texas Competitive Electric Holdings Co. LLC	(g)	Utilities	L+450		10/10/17	38,867	26,875	25,992
TI Group Automotive Systems, LLC	(d)(e)(j)	Capital Goods	L+550	1.3%	3/14/18	8,956	8,709	9,045
Titlemax, Inc.	(f)(h)	Diversified Financials	L+850	1.5%	6/15/15	25,000	24,790	25,500
Total Safety U.S., Inc.	(d)(f)	Energy	L+625	1.3%	10/31/17	9,900	9,667	10,032
Totes Isotoner Corp.	(d)	Consumer Durables & Apparel	L+575	1.5%	7/7/17	6,928	6,830	6,945
Toys “R” Us-Delaware, Inc.	(d)(e)	Consumer Durables & Apparel	L+450	1.5%	9/1/16	3,842	3,843	3,729
TravelCLICK, Inc.	(d)	Consumer Services	L+500	1.5%	3/16/16	7,836	7,746	7,836
Travelport LLC	(e)(f)(g)	Consumer Services	L+475		8/21/15	15,682	14,327	15,143
U.S. Security Associates Holdings, Inc.	(d)	Commercial & Professional Services	L+475	1.3%	7/28/17	3,959	3,958	3,985
Unifrax I LLC	(e)(f)	Capital Goods	L+500	1.5%	11/28/18	13,958	13,707	14,145
United Surgical Partners International Inc.	(d)	Health Care Equipment & Services	L+475	1.3%	4/3/19	4,374	4,372	4,418
Univar Inc.	(e)	Materials	L+350	1.5%	6/30/17	6,509	6,509	6,500
Univision Communications Inc.	(e)(f)	Media	L+425		3/31/17	9,593	8,591	9,454
Virtual Radiologic Corp.	(g)	Health Care Equipment & Services	Prime+450		12/22/16	3,528	3,468	3,105
Vision Solutions, Inc.	(d)	Software & Services	L+450	1.5%	7/22/16	6,800	6,753	6,787
VPG Group Holdings LLC	(f)(h)	Materials	L+900	1.0%	10/4/16	55,055	54,173	55,056
Wall Street Systems Holdings, Inc.	(d)	Software & Services	L+450	1.3%	10/24/19	5,000	4,926	5,013
WASH Multifamily Laundry Systems, LLC	(g)	Commercial & Professional Services	Prime+375		8/28/14	3,830	3,803	3,825
West Corp.	(d)	Software & Services	L+450	1.3%	6/29/18	7,297	7,245	7,422
Wide OpenWest Finance, LLC	(d)	Media	L+500	1.3%	7/17/18	6,219	6,211	6,299
Willbros United States Holdings, Inc.	(h)(j)	Energy	L+750	2.0%	6/30/14	6,705	6,635	6,721
WireCo WorldGroup Inc.	(d)	Capital Goods	L+475	1.3%	2/15/17	3,558	3,554	3,638
Woodstream Corp.	(f)	Household & Personal Products	L+350		8/31/14	705	665	673
Woodstream Corp.	(g)	Household & Personal Products	Prime+375		8/31/14	1,530	1,508	1,522

Total Senior Secured Loans—First Lien							1,929,800	1,959,963
Unfunded Loan Commitments							(14,804)	(14,804)

Net Senior Secured Loan—First Lien							1,914,996	1,945,159

Senior Secured Loan—Second Lien—30.4%
Advance Pierre Foods, Inc.	(e)(f)(g)	Food & Staples Retailing	L+825	1.3%	10/10/17	25,556	25,133	26,075
Advantage Sales & Marketing Inc.	(e)(f)	Commercial & Professional Services	L+775	1.5%	6/18/18	20,314	20,363	20,466
Affordable Care, Inc.	(d)(e)(f)(g)(h)	Health Care Equipment & Services	Prime+825		12/26/19	40,000	39,401	39,400
AlixPartners, LLP	(e)	Diversified Financials	L+925	1.5%	12/27/19	15,000	14,570	15,197
Alliance Laundry Systems LLC	(d)(e)	Capital Goods	L+825	1.3%	12/10/19	4,919	4,870	4,987
American Racing and Entertainment, LLC	(g)	Consumer Services	12.0%		7/2/18	16,800	16,227	16,632
AssuraMed Holding, Inc.	(f)	Health Care Equipment & Services	L+800	1.3%	4/24/20	10,000	9,803	10,137
Asurion, LLC	(d)(e)	Insurance	L+750	1.5%	5/24/19	12,229	12,179	12,623
Attachmate Corp.	(e)(f)	Software & Services	L+950	1.5%	11/22/18	29,000	28,145	28,608
Audio Visual Services Group, Inc.	(d)(f)(g)	Technology Hardware & Equipment	L+900	1.3%	4/30/19	52,885	51,845	52,224
BJ’s Wholesale Club, Inc.	(e)(f)	Food & Staples Retailing	L+850	1.3%	3/26/20	8,298	8,217	8,547
Blackboard Inc.	(f)(g)	Software & Services	L+1000	1.5%	4/4/19	22,000	20,107	21,197

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
BNY ConvergEx Group, LLC	(g)	Software & Services	L+700	1.8%	12/18/17	$9,000	$9,021	$8,533
Brasa (Holdings) Inc.	(f)	Consumer Services	L+950	1.5%	1/20/20	17,391	16,731	17,652
Brock Holdings III, Inc.	(e)	Energy	L+825	1.8%	3/16/18	7,756	7,660	7,815
Camp International Holding Co.	(d)	Capital Goods	L+875	1.3%	11/29/19	6,207	6,090	6,340
Cannery Casino Resorts, LLC	(g)	Consumer Services	L+875	1.3%	10/2/19	12,000	11,767	11,470
CHG Buyer Corp.	(d)	Health Care Equipment & Services	L+775	1.3%	11/20/20	5,787	5,673	5,827
DEI Sales, Inc.	(f)(g)	Commercial & Professional Services	L+850	1.5%	1/15/18	57,500	56,734	57,500
EquiPower Resources Holdings, LLC	(d)	Utilities	L+850	1.5%	6/21/19	7,000	6,868	7,204
FR Brand Acquisition Corp.	(e)(g)(i)	Energy	L+975	1.3%	10/23/19	36,000	34,475	35,580
Fram Group Holdings Inc.	(e)	Automobiles & Components	L+900	1.5%	1/29/18	7,000	6,972	6,650
Hubbard Radio, LLC	(f)	Telecommunication Services	L+725	1.5%	4/30/18	1,429	1,417	1,457
ILC Industries, LLC	(f)(g)	Capital Goods	L+1000	1.5%	6/14/19	37,000	35,681	36,630
JHCI Acquisition, Inc.	(g)	Transportation	L+550		12/19/14	11,250	10,549	10,144
Kronos Inc.	(d)(e)(f)	Software & Services	L+850	1.3%	4/30/20	30,769	30,466	30,846
LM U.S. Member LLC		Transportation	L+825	1.3%	10/15/20	9,375	9,236	9,457
Multi Packaging Solutions, Inc.	(f)	Commercial & Professional Services	L+900	1.3%	5/4/19	23,250	22,903	22,785
NES Rentals Holdings, Inc.	(g)	Capital Goods	L+1150	1.8%	10/14/14	8,500	8,461	8,500
Paw Luxco II Sarl	(j)	Consumer Durables & Apparel	EURIBOR+950		1/29/19	€20,000	23,768	23,190
Pelican Products, Inc.	(d)	Capital Goods	L+1000	1.5%	6/14/19	$6,667	6,541	6,633
Pharmaceutical Research Associates, Inc.	(f)	Health Care Equipment & Services	L+925	1.3%	11/27/19	25,000	24,751	25,266
Pregis Corp.	(f)(g)	Capital Goods	L+1000	1.5%	3/23/18	45,000	44,211	44,550
Samson Investment Co.	(d)	Energy	L+475	1.3%	9/25/18	5,515	5,475	5,581
Sedgwick CMS Holdings Inc.		Commercial & Professional Services	L+750	1.5%	5/30/17	500	500	508
Sensus U.S.A. Inc.	(d)(e)	Capital Goods	L+725	1.3%	5/9/18	8,571	8,577	8,614
Sheridan Holdings, Inc.	(f)	Health Care Equipment & Services	L+775	1.3%	7/1/19	2,727	2,702	2,769
Smart & Final Inc.	(g)	Food & Staples Retailing	L+925	1.3%	11/16/20	6,400	6,209	6,464
Southern Pacific Resource Corp.	(e)(f)(j)	Energy	Prime+750		1/7/16	13,693	13,571	13,878
SRAM, LLC	(d)	Consumer Durables & Apparel	L+700	1.5%	12/7/18	5,000	4,960	5,088
Stadium Management Corp.	(f)	Consumer Services	L+950	1.3%	12/7/18	23,529	23,095	23,647
TriZetto Group, Inc.		Software & Services	L+725	1.3%	3/27/19	8,372	8,250	8,337
Venoco, Inc.	(d)(g)	Energy	L+700	1.5%	6/30/17	7,857	7,705	8,024
Vertafore, Inc.	(e)	Software & Services	L+825	1.5%	10/27/17	14,750	14,703	14,833
Wall Street Systems Holdings, Inc.	(d)	Software & Services	L+800	1.3%	4/24/20	7,000	6,862	7,018
Web.com Group, Inc.	(d)(f)(j)	Software & Services	L+950	1.5%	10/26/18	4,187	4,098	4,323
WP CPP Holdings, LLC	(d)(e)(h)(i)	Capital Goods	L+925	1.3%	6/28/20	15,000	14,850	15,150

Total Senior Secured Loans—Second Lien							752,392	764,356

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Bonds—18.6%
Advanced Lighting Technologies, Inc.	(f)(g)	Materials	10.5%		6/1/19	$78,500	$76,710	$78,010
Allen Systems Group, Inc.	(f)	Software & Services	10.5%		11/15/16	15,323	14,205	11,186
Aspect Software, Inc.	(e)	Software & Services	10.6%		5/15/17	4,000	4,000	3,631
Avaya Inc.	(e)(f)(g)	Technology Hardware & Equipment	7.0%		4/1/19	23,500	21,792	22,002
Avaya Inc.	(e)	Technology Hardware & Equipment	9.0%		4/1/19	5,000	5,000	5,075
Cenveo Corp.	(e)(f)	Commercial & Professional Services	8.9%		2/1/18	23,788	21,717	22,711
Chester Downs & Marina, LLC	(e)	Consumer Services	9.3%		2/1/20	3,750	3,784	3,700
Clear Channel Communications, Inc.	(d)(e)(f)(i)	Media	9.0%		12/15/19	8,254	7,498	7,606
Eastman Kodak Co.	(f)(l)	Consumer Durables & Apparel	10.6%		3/15/19	14,500	12,136	11,932
Eastman Kodak Co.	(l)	Consumer Durables & Apparel	9.8%		3/1/18	18,992	13,990	15,599
Edgen Murray Corp.	(e)(j)	Capital Goods	8.8%		11/1/20	1,400	1,390	1,414
Energy Future Intermediate Holding Co. LLC	(f)	Utilities	11.8%		3/1/22	14,250	14,689	15,924
Energy Future Intermediate Holding Co. LLC	(g)	Utilities	6.9%		8/15/17	1,100	1,100	1,173
First Data Corp.	(g)	Software & Services	6.8%		11/1/20	2,000	1,985	2,037
HOA Restaurant Group, LLC	(f)	Consumer Services	11.3%		4/1/17	14,100	14,121	12,985
INEOS Finance Plc	(e)(j)	Materials	7.5%		5/1/20	850	850	890
INEOS Finance Plc	(e)(j)	Materials	8.4%		2/15/19	3,000	3,000	3,238
JW Aluminum Co.	(f)	Materials	11.5%		11/15/17	20,000	19,633	19,400
Kinetic Concepts, Inc.	(e)(f)	Health Care Equipment & Services	10.5%		11/1/18	18,660	18,093	19,640
Neff Rental LLC		Capital Goods	9.6%		5/15/16	1,352	1,363	1,402
NES Rentals Holdings, Inc.	(f)(g)	Capital Goods	12.3%		4/15/15	38,375	38,683	39,573
Paetec Holdings Corp.	(e)(j)	Telecommunication Services	8.9%		6/30/17	4,680	4,767	5,031
Palace Entertainment Holdings, LLC	(e)	Consumer Services	8.9%		4/15/17	2,400	2,400	2,541
PH Holding LLC	(f)	Consumer Durables & Apparel	9.8%		12/31/17	10,000	9,810	10,100
Reynolds Group Holdings, Inc.	(e)(j)	Consumer Durables & Apparel	5.8%		10/15/20	6,750	6,750	6,986
Reynolds Group Holdings, Inc.	(e)(j)	Consumer Durables & Apparel	7.1%		4/15/19	3,000	3,121	3,253
Ryerson Inc.	(e)	Capital Goods	9.0%		10/15/17	3,100	3,100	3,149
Sorenson Communication, Inc.	(g)	Telecommunication Services	10.5%		2/1/15	39,000	33,702	32,525
Speedy Cash Intermediate Holdings Corp.	(f)	Diversified Financials	10.8%		5/15/18	16,000	16,164	17,104
Symbion, Inc.	(e)(f)	Health Care Equipment & Services	8.0%		6/15/16	12,460	12,327	12,881
Technicolor SA	(g)(j)	Media	9.4%		4/23/16	2,241	2,078	2,314
Technicolor SA	(g)(j)	Media	9.4%		5/26/17	13,495	12,478	13,934
Texas Competitive Electric Holdings Co. LLC	(f)	Utilities	11.5%		10/1/20	10,000	9,916	7,909
Titlemax, Inc.	(f)	Diversified Financials	13.3%		7/15/15	14,500	15,073	16,149
Tops Markets LLC	(e)	Food & Staples Retailing	8.9%		12/15/17	2,750	2,750	2,851
Travelport LLC	(g)	Consumer Services	L+600 PIK		12/1/16	22,933	18,111	18,404
Univision Communications Inc.	(f)	Media	6.9%		5/15/19	6,800	6,754	7,128
Viasystems Group Inc.	(e)(j)	Technology Hardware & Equipment	7.9%		5/1/19	5,000	5,000	4,912

Total Senior Secured Bonds							460,040	466,299

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Subordinated Debt—20.4%
Advantage Sales & Marketing Inc.	(g)	Commercial & Professional Services	13.0%		12/23/18	$10,000	$9,818	$9,850
Alta Mesa Holdings, L.P.	(e)	Energy	9.6%		10/15/18	16,700	16,557	17,264
Asurion, LLC	(f)	Insurance	L+950	1.5%	8/16/19	15,000	14,586	16,000
Aurora Diagnostics, LLC	(f)	Pharmaceuticals, Biotechnology & Life Sciences	10.8%		1/15/18	20,065	20,120	18,761
Aurora USA Oil & Gas, Inc.	(j)	Energy	9.9%		2/15/17	3,000	3,041	3,236
BakerCorp. International Inc.	(f)	Commercial & Professional Services	8.3%		6/1/19	5,000	5,000	5,069
Bresnan Broadband Holdings LLC	(e)(j)	Telecommunication Services	8.0%		12/15/18	5,000	5,000	5,419
Calumet Lubricants Co., L.P.	(f)(j)	Energy	9.4%		5/1/19	5,800	5,800	6,330
Calumet Lubricants Co., L.P.	(f)(j)	Energy	9.6%		8/1/20	1,500	1,475	1,646
Cincinnati Bell Inc.	(e)(j)	Telecommunication Services	8.4%		10/15/20	8,895	8,750	9,651
Comstock Resources, Inc.	(e)(f)(j)	Energy	9.5%		6/15/20	21,000	20,061	22,301
Cumulus Media Inc.	(f)(j)	Media	7.8%		5/1/19	5,000	4,453	4,895
Del Monte Foods Co.	(e)	Food, Beverage & Tobacco	7.6%		2/15/19	3,500	3,498	3,654
Entercom Radio, LLC	(e)(j)	Media	10.5%		12/1/19	13,500	13,360	14,873
EPL Oil & Gas, Inc.	(e)(j)	Energy	8.3%		2/15/18	3,200	3,169	3,300
First Data Corp.	(g)	Software & Services	12.6%		1/15/21	5,000	5,309	5,284
Flanders Corp.	(g)	Capital Goods	10.0%, 3.8% PIK		5/14/18	8,153	7,969	8,194
Gymboree Corp.	(g)	Consumer Durables & Apparel	9.1%		12/1/18	7,000	6,418	6,306
Harland Clarke Holdings Corp.	(g)	Commercial & Professional Services	9.5%		5/15/15	2,689	2,432	2,473
Infiltrator Systems, Inc.		Capital Goods	12%, 2.0% PIK		3/11/18	63,558	62,508	65,942
Ipreo Holdings LLC	(f)	Software & Services	11.8%		8/15/18	10,000	9,960	10,600
J.Crew Group, Inc.		Consumer Durables & Apparel	8.1%		3/1/19	1,200	1,200	1,273
JBS U.S.A. LLC	(e)(j)	Food, Beverage & Tobacco	8.3%		2/1/20	3,000	2,960	3,173
Kinetic Concepts, Inc.	(e)(f)(g)	Health Care Equipment & Services	12.5%		11/1/19	26,700	25,405	25,565
Lin Television Corp.	(e)(j)	Media	6.4%		1/15/21	750	750	787
Lone Pine Resources Canada Ltd.	(g)(j)	Energy	10.4%		2/15/17	5,000	4,938	4,676
MModal Inc.	(e)(g)	Health Care Equipment & Services	10.8%		8/15/20	2,418	2,370	2,249
Monitronics International, Inc.	(e)(j)	Consumer Services	9.1%		4/1/20	2,250	2,250	2,331
Mood Media Corp.	(e)(f)(j)	Media	9.3%		10/15/20	24,250	24,277	25,252
The Pantry, Inc.	(g)(j)	Food & Staples Retailing	8.4%		8/1/20	5,500	5,500	5,789
Petco Holdings, Inc.	(e)	Retailing	8.5%		10/15/17	1,000	995	1,034
Pharmaceutical Product Development, Inc.	(g)	Health Care Equipment & Services	9.5%		12/1/19	2,900	2,900	3,302
QR Energy, L.P.	(e)(j)	Energy	9.3%		8/1/20	3,250	3,206	3,441
Quicksilver Resources Inc.	(e)(j)	Energy	7.1%		4/1/16	1,000	891	802
Resolute Energy Corp.	(e)(j)	Energy	8.5%		5/1/20	10,500	10,629	10,671
Samson Investment Co.	(e)(f)	Energy	9.8%		2/15/20	19,420	19,630	20,585
SandRidge Energy, Inc.	(e)(j)	Energy	8.1%		10/15/22	7,500	7,500	8,234
Sequel Industrial Products Holdings, LLC	(g)	Energy	12.0%, 2.5% PIK		5/10/18	15,500	15,214	15,655
Sidewinder Drilling Inc.	(f)(g)	Capital Goods	9.8%		11/15/19	8,000	8,000	8,030

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Symmetry Medical Inc.	(g)(j)	Health Care Equipment & Services	12.0%, 2.0% PIK		12/29/17	$33,170	$32,305	$34,413
ThermaSys Corp.		Capital Goods	10.0%, 2.5% PIK		12/31/16	86,210	84,674	86,210
Univar Inc.	(f)	Materials	12.0%		6/30/18	3,000	2,953	3,045
Viking Cruises, Ltd.	(e)(j)	Consumer Services	8.5%		10/15/22	4,075	4,075	4,406

Total Subordinated Debt							491,906	511,971

Collateralized Securities—4.7%
Apidos CDO IV Class E	(g)(j)	Diversified Financials	L+360		10/27/18	2,000	1,214	1,660
Ares 2007 CLO 11A Class E	(g)(j)	Diversified Financials	L+600		10/11/21	4,775	3,221	4,320
Ares 2007 CLO 12X Class E	(g)(j)	Diversified Financials	L+575		11/25/20	2,252	1,820	2,128
Carlyle Azure CLO Class Income	(j)	Diversified Financials	23.3%		5/27/20	28,000	13,099	18,141
Dryden CDO 23A Class E	(j)	Diversified Financials	L+700		7/20/23	4,500	3,634	3,984
Dryden CDO 23A Class Subord.	(j)	Diversified Financials	15.2%		7/17/23	10,000	7,650	8,710
Galaxy VII CLO Class Subord.	(j)	Diversified Financials	28.9%		10/13/18	2,000	886	1,422
Lightpoint CLO 2006 V Class D	(g)(j)	Diversified Financials	L+365		8/5/19	6,500	3,490	5,168
Mountain View CLO II Class Pref.	(j)	Diversified Financials	34.5%		1/12/21	9,225	4,658	8,819
Octagon CLO 2006 10A Class Income	(j)	Diversified Financials	54.0%		10/18/20	4,375	2,346	4,472
Rampart CLO 2007 1A Class Subord.	(j)	Diversified Financials	55.8%		10/25/21	10,000	5,290	11,973
Stone Tower CLO VI Class Subord.	(g)(j)	Diversified Financials	48.9%		4/17/21	5,000	3,067	6,226
Wind River CLO Ltd. 2012 1A Class Sub B	(j)	Diversified Financials	16.8%		1/15/24	42,504	41,036	41,971

Total Collateralized Securities							91,411	118,994

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(c)
Equity/Other—5.1%(k)
Aquilex Corp., Common Equity, Class A Shares	(f)(l)	Energy	15,128	2,266	5,977
Aquilex Corp., Common Equity, Class B Shares	(f)(g)(l)	Energy	32,637	4,889	12,895
ERC Ireland Holdings Ltd., Common Equity	(i)(j)(l)	Telecommunication Services	13,510	—	—
ERC Ireland Holdings Ltd., Warrants	(i)(j)(l)	Telecommunication Services	2,617	—	—
Flanders Corp., Common Equity	(g)(l)	Capital Goods	5,000,000	5,000	6,500
Florida Gaming Centers, Inc., Warrants	(g)(l)	Consumer Services	71	—	99
Florida Gaming Corp., Warrants	(g)(l)	Consumer Services	226,635	—	—
Ipreo Holdings LLC, Common Equity	(g)(l)	Software & Services	1,000,000	1,000	1,350
JW Aluminum Co., Common Equity	(g)(l)	Materials	37,500	3,225	—
Leading Edge Aviation Services, Inc., Common Equity	(g)(l)	Capital Goods	2,623	262	—
Leading Edge Aviation Services, Inc., Preferred Equity	(g)(l)	Capital Goods	738	738	608
Micronics, Inc., Common Equity	(g)(l)	Energy	12,057	50	—
Micronics, Inc., Preferred Equity	(l)	Energy	283,947	11,181	6,673
Plains Offshore Operations Inc., Preferred Equity	(f)(g)	Energy	523,068	51,941	55,924
Plains Offshore Operations Inc., Warrants	(f)(g)(l)	Energy	1,013,444	1,722	2,432

See notes to consolidated financial statements.

FS Investment Corporation

Consolidated Schedule of Investments (continued)

As of December 31, 2012

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Amortized Cost	Fair Value(c)
Safariland, LLC, Common Equity	(g)(l)	Capital Goods	25,000	$2,500	$3,738
Safariland, LLC, Preferred Equity	(g)	Capital Goods	1,095	10,031	10,572
Safariland, LLC, Warrants	(g)(l)	Capital Goods	2,263	246	338
Sequel Industrial Products Holdings, LLC, Common Equity	(g)(l)	Energy	3,330,600	3,400	4,330
Sequel Industrial Products Holdings, LLC, Preferred Equity	(g)(l)	Energy	87,607	8,354	8,366
Sequel Industrial Products Holdings, LLC, Warrants	(g)(l)	Energy	20,681	12	16
ThermaSys Corp., Common Equity	(g)(l)	Capital Goods	51,813	1	694
ThermaSys Corp., Preferred Equity	(g)(l)	Capital Goods	51,813	5,181	5,181
VPG Group Holdings LLC, Class A-2 Units	(g)(l)	Materials	2,500,000	2,500	2,250

Total Equity/Other				114,499	127,943

TOTAL INVESTMENTS—156.7%				$3,825,244	3,934,722

LIABILITIES IN EXCESS OF OTHER ASSETS—(56.7%)					(1,422,984)

NET ASSETS—100.0%					$2,511,738

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Fair value determined by the Company’s board of directors (see Note 7).

(d)	Security or portion thereof held within Arch Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Citibank, N.A. (see Note 8).

(e)	Security or portion thereof held within Broad Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Deutsche Bank AG, New York Branch (see Note 8).

(f)	Security or portion thereof held within Locust Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the Class A Notes issued to Race Street Funding LLC pursuant to an indenture with Citibank, N.A., as trustee (see Note 8).

(g)	Security or portion thereof held within Race Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the repurchase agreement with JPMorgan Chase Bank, N.A., London Branch (see Note 8).

(h)	Security or portion thereof held within Walnut Street Funding LLC and is pledged as collateral supporting the amounts outstanding under the revolving credit facility with Wells Fargo Bank, National Association (see Note 8).

(i)	Position or portion thereof unsettled as of December 31, 2012.

(j)	The investment is not a qualifying asset under the Investment Company Act of 1940, as amended. A business development company may not acquire any asset other than qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. As of December 31, 2012, 83.4% of the Company’s total assets represented qualifying assets.

(k)	Listed investments may be treated as debt for GAAP or tax purposes.

(l)	Security is non-income producing.

See notes to consolidated financial statements.

FS Investment Corporation

Notes to Consolidated Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Investment Corporation, or the Company, was incorporated under the general corporation laws of the State of Maryland on December 21, 2007 and formally commenced operations on January 2, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be treated for federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of December 31, 2013, the Company had five wholly-owned financing subsidiaries, Broad Street Funding LLC, or Broad Street, Arch Street Funding LLC, or Arch Street, Locust Street Funding LLC, or Locust Street, Race Street Funding LLC, or Race Street, and Walnut Street Funding LLC, or Walnut Street, a sixth wholly-owned subsidiary, IC American Energy Investments, Inc., through which it holds an equity interest in American Energy Ohio Holdings, LLC, a non-controlled and non-affiliated portfolio company, and a seventh wholly-owned subsidiary, FSIC Investments, Inc., through which it may hold certain investments in portfolio companies from time to time. The consolidated financial statements include both the Company’s accounts and the accounts of its wholly-owned subsidiaries as of December 31, 2013. All significant intercompany transactions have been eliminated in consolidation.

The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation by investing primarily in senior secured loans and second lien secured loans of private U.S. companies. The Company seeks to generate superior risk-adjusted returns by focusing on debt investments in a broad array of private U.S. companies, including middle market companies, which the Company defines as companies with annual revenues of $50 million to $2.5 billion at the time of investment. The Company may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from its target companies as primary market investments.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the audited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded, and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. All cash balances are maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation.

Valuation of Portfolio Investments: The Company determines the net asset value of its investment portfolio each quarter. Securities that are publicly-traded are valued at the reported closing price on the valuation date. Securities that are not publicly-traded are valued at fair value as determined in good faith by the Company’s

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

board of directors. In connection with that determination, the Company’s investment adviser, FB Income Advisor, LLC, or FB Advisor, provides the Company’s board of directors with portfolio company valuations which are based on relevant inputs, including, but not limited to, indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, or the FASB, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

•

the Company’s quarterly valuation process begins with FB Advisor’s management team providing a preliminary valuation of each portfolio company or investment to the Company’s valuation committee, which valuation may be obtained from an independent valuation firm, if applicable;

•	preliminary valuation conclusions are then documented and discussed with the Company’s valuation committee;

•

the Company’s valuation committee reviews the preliminary valuation and FB Advisor’s management team, together with its independent valuation firm, if applicable, responds and supplements the preliminary valuation to reflect any comments provided by the valuation committee; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on various statistical and other factors, including the input and recommendation of FB Advisor, the valuation committee and any third-party valuation firm, if applicable.

Determination of fair value involves subjective judgments and estimates. Accordingly, these notes to the Company’s audited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Company’s consolidated financial statements. Below is a description of factors that the Company’s board of directors may consider when valuing the Company’s debt and equity investments.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, the Company may incorporate these factors into discounted cash flow models to arrive at fair value. Other factors

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

that the Company’s board of directors may consider include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing the Company’s debt investments.

For convertible debt securities, fair value generally approximates the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Company’s equity interests in portfolio companies for which there is no liquid public market are valued at fair value. The Company’s board of directors, in its analysis of fair value, may consider various factors, such as multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or acquisition, recapitalization, restructuring or other related items.

The Company’s board of directors may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies or industry practices in determining fair value. The Company’s board of directors may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing the value. Generally, the value of the Company’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

When the Company receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the Company’s board of directors allocates the cost basis in the investment between the debt securities and any such warrants or other equity securities received at the time of origination. The Company’s board of directors subsequently values these warrants or other equity securities received at fair value.

The fair values of the Company’s investments are determined in good faith by the Company’s board of directors. The Company’s board of directors is solely responsible for the valuation of the Company’s portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and consistently applied valuation process.

Revenue Recognition: Security transactions are accounted for on the trade date. The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company records dividend income on the ex-dividend date. The Company does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. Loan origination fees, original issue discount and market discount are capitalized and the Company amortizes such amounts as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Company records prepayment premiums on loans and securities as fee income when it receives such amounts.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Capital Gains Incentive Fee: The Company has entered into an investment advisory and administrative services agreement with FB Advisor, dated as of February 12, 2008, which was amended on August 5, 2008, and which, as amended, is referred to herein as the investment advisory and administrative services agreement. Pursuant to the terms of the investment advisory and administrative services agreement, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). Such fee will equal 20.0% of the Company’s incentive fee capital gains (i.e., the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis), less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, the Company accrues for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.

While the investment advisory and administrative services agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute of Certified Public Accountants Technical Practice Aid for investment companies, commencing during the quarter ended December 31, 2010, the Company changed its methodology for accruing for this incentive fee to include unrealized gains in the calculation of the capital gains incentive fee expense and related accrued capital gains incentive fee. This accrual reflects the incentive fees that would be payable to FB Advisor if the Company’s entire portfolio was liquidated at its fair value as of the balance sheet date even though FB Advisor is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

Subordinated Income Incentive Fee: Pursuant to the investment advisory and administrative services agreement, FB Advisor may also be entitled to receive a subordinated incentive fee on income. The subordinated incentive fee on income, which is calculated and payable quarterly in arrears, equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.5%, or 10.0% annually, of adjusted capital. Thereafter, FB Advisor will receive 20.0% of pre-incentive fee net investment income.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

In connection with the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend the investment advisory and administrative services agreement effective upon the listing of the Company’s common stock on a national securities exchange. Upon such event, if any, the hurdle rate used to compute the subordinated incentive fee on income will be based on the net asset value of the Company’s assets rather than adjusted capital. In addition to the amendments approved by stockholders, the subordinated incentive fee on income will become subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

Income Taxes: The Company has elected to be treated for federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Company’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its stockholders. The Company intends to make distributions in an amount sufficient to qualify for and maintain its RIC status each year and to not pay any federal income taxes on income so distributed. The Company is also subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of any capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes. The Company accrued $5,742 and $500 in estimated excise taxes payable in respect of income received during the years ended December 31, 2013 and 2012, respectively. During the years ended December 31, 2013 and 2012, respectively, the Company paid $1,347 and $761 in excise and other taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Company’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its consolidated statements of operations. During the years ended December 31, 2013, 2012 and 2011, the Company did not incur any interest or penalties.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

The Company has analyzed the tax positions taken on federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Distributions: Distributions to the Company’s stockholders are recorded as of the record date. Subject to the discretion of the Company’s board of directors and applicable legal restrictions, the Company intends to declare and pay such distributions on a monthly basis. Net realized capital gains, if any, are distributed or deemed distributed at least annually.

Reclassifications: Certain amounts in the consolidated financial statements for the years ended December 31, 2012 and 2011 have been reclassified to conform to the classifications used to prepare the consolidated financial statements for the year ended December 31, 2013. These reclassifications had no material impact on the Company’s consolidated financial position, results of operations or cash flows as previously reported.

Note 3. Share Transactions

Below is a summary of transactions with respect to shares of the Company’s common stock during the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013		2012		2011
	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering(1)	—	$—	83,239,728	$886,432	115,853,483	$1,232,134
Reinvestment of Distributions	10,771,271	109,373	10,140,536	98,763	3,662,625	37,241

Total Gross Proceeds	10,771,271	109,373	93,380,264	985,195	119,516,108	1,269,375
Commissions and Dealer Manager Fees	—	—	—	(83,084)	—	(115,443)

Net Proceeds to Company	10,771,271	109,373	93,380,264	902,111	119,516,108	1,153,932
Share Repurchase Program	(3,341,931)	(33,806)	(1,879,983)	(18,324)	(458,229)	(4,416)

Net Proceeds from Share Transactions	7,429,340	$75,567	91,500,281	$883,787	119,057,879	$1,149,516

(1)	Following the closing of its continuous public offering in May 2012, the Company has continued to issue shares only pursuant to its distribution reinvestment plan.

Public Offering of Shares

In May 2012, the Company closed its continuous public offering of shares of common stock to new investors. The Company sold 247,454,171 shares (as adjusted for stock distributions) of common stock for gross

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

proceeds of $2,605,158 in its continuous public offering. Following the closing of its continuous public offering, the Company has continued to issue shares pursuant to its distribution reinvestment plan. As of February 27, 2014, the Company had sold a total of 267,132,789 shares (as adjusted for stock distributions) of common stock and raised total gross proceeds of $2,802,259, including approximately $1,000 contributed by the principals of the Company’s investment adviser in February 2008.

During the years ended December 31, 2013, 2012 and 2011, the Company sold 10,771,271, 93,380,264 and 119,516,108 shares for gross proceeds of $109,373, $985,195 and $1,269,375 at an average price per share of $10.15, $10.55 and $10.62, respectively. The gross proceeds received during the years ended December 31, 2013, 2012 and 2011 include reinvested stockholder distributions of $109,373, $98,763 and $37,241, for which the Company issued 10,771,271, 10,140,536 and 3,662,625 shares of common stock, respectively. During the period from January 1, 2014 to February 27, 2014, the Company issued 1,903,771 shares of common stock for gross proceeds of $19,466 at a price per share of $10.22 pursuant to its distribution reinvestment plan.

The proceeds from the issuance of common stock as presented on the Company’s consolidated statements of changes in net assets and consolidated statements of cash flows are presented net of selling commissions and dealer manager fees of $0, $83,084 and $115,443 for the years ended December 31, 2013, 2012 and 2011, respectively.

Share Repurchase Program

Historically, the Company conducted quarterly tender offers pursuant to its share repurchase program to provide limited liquidity to its stockholders. In anticipation of the potential listing of the Company’s shares of common stock on the New York Stock Exchange LLC, or NYSE, the Company’s board of directors has terminated its share repurchase program effective March 21, 2014. If and when the Company’s common stock is listed on the NYSE, the Company anticipates that the listing will provide its stockholders with liquidity and therefore does not expect to implement a new share repurchase program following the listing.

Prior to the termination of the share repurchase program in anticipation of the listing, the Company’s board of directors considered the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase shares of common stock and under what terms:

•	the effect of such repurchases on the Company’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Company’s assets (including fees and costs associated with disposing of assets);

•	the Company’s investment plans and working capital requirements;

•	the relative economies of scale with respect to the Company’s size;

•	the Company’s history in repurchasing shares of common stock or portions thereof; and

•	the condition of the securities markets.

The Company limited the number of shares of common stock to be repurchased during any calendar year to the number of shares of common stock it could repurchase with the proceeds it received from the sale of shares of common stock under its distribution reinvestment plan. At the discretion of the Company’s board of directors,

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

the Company was also permitted to use cash on hand, cash available from borrowings and cash from the liquidation of securities investments as of the end of the applicable period to repurchase shares of common stock. In addition, the Company limited the number of shares of common stock to be repurchased in any calendar year to 10% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that the Company offered to repurchase may have been less in light of the limitations noted above.

Under the share repurchase program, the Company offered to repurchase shares of common stock on each date of repurchase at a price equal to the price at which shares of common stock were issued pursuant to the Company’s distribution reinvestment plan on the distribution date coinciding with the applicable share repurchase date. The repurchase price was determined by the Company’s board of directors or a committee thereof, in its sole discretion, and was (i) not less than the net asset value per share of the Company’s common stock (as determined in good faith by the Company’s board of directors or a committee thereof) immediately prior to the repurchase date and (ii) not more than 2.5% greater than the net asset value per share as of such date.

The first such tender offer commenced in March 2010, and the repurchase occurred in connection with the Company’s April 1, 2010 semi-monthly closing.

The following table sets forth the number of shares of common stock repurchased by the Company under its share repurchase program during the years ended December 31, 2013, 2012 and 2011:

For the Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered That Were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares
Fiscal 2011
December 31, 2010	January 3, 2011	99,633	100%	$9.585	$955
March 31, 2011	April 1, 2011	158,258	100%	$9.675	$1,531
June 30, 2011	July 1, 2011	79,250	100%	$9.675	$767
September 30, 2011	October 3, 2011	121,088	100%	$9.585	$1,161
Fiscal 2012
December 31, 2011	January 3, 2012	385,526	100%	$9.585	$3,695
March 31, 2012	April 2, 2012	411,815	100%	$9.675	$3,984
June 30, 2012	July 2, 2012	410,578	100%	$9.720	$3,991
September 30, 2012	October 1, 2012	672,064	100%	$9.900	$6,653
Fiscal 2013
December 31, 2012	January 2, 2013	883,047	100%	$10.000	$8,830
March 31, 2013	April 1, 2013	1,053,119	100%	$10.100	$10,637
June 30, 2013	July 1, 2013	749,224	100%	$10.200	$7,642
September 30, 2013	October 1, 2013	656,541	100%	$10.200	$6,697

On January 2, 2014, the Company repurchased 872,865 shares (representing 100% of shares of common stock tendered for repurchase) at $10.20 per share for aggregate consideration totaling $8,903.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of the Dealer Manager and Investment Adviser

Pursuant to the investment advisory and administrative services agreement, FB Advisor is entitled to an annual base management fee of 2.0% of the average value of the Company’s gross assets and an incentive fee based on the Company’s performance. The Company commenced accruing fees under the investment advisory and administrative services agreement on January 2, 2009, upon commencement of the Company’s operations. Management fees are paid on a quarterly basis in arrears.

The incentive fee consists of three parts. The first part, which is referred to as the subordinated incentive fee on income, is calculated and payable quarterly in arrears, equals 20.0% of “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on adjusted capital, as defined in the investment advisory and administrative services agreement, equal to 2.0% per quarter, or an annualized hurdle rate of 8.0%. As a result, FB Advisor will not earn this incentive fee for any quarter until the Company’s pre-incentive fee net investment income for such quarter exceeds the hurdle rate of 2.0%. Once the Company’s pre-incentive fee net investment income in any quarter exceeds the hurdle rate, FB Advisor will be entitled to a “catch-up” fee equal to the amount of the pre-incentive fee net investment income in excess of the hurdle rate, until the Company’s pre-incentive fee net investment income for such quarter equals 2.5%, or 10.0% annually, of adjusted capital. This “catch-up” feature allows FB Advisor to recoup the fees foregone as a result of the existence of the hurdle rate. Thereafter, FB Advisor will receive 20.0% of pre-incentive fee net investment income.

In connection with the Company’s 2013 annual meeting of stockholders, the Company received stockholder approval to amend the investment advisory and administrative services agreement effective upon the listing of the Company’s common stock on a national securities exchange. Upon such event, if any, the hurdle rate used to compute the subordinated incentive fee on income will be based on the net asset value of the Company’s assets rather than adjusted capital. In addition to the amendments approved by stockholders, the subordinated incentive fee on income will become subject to a total return requirement, which provides that no incentive fee in respect of the Company’s pre-incentive fee net investment income will be payable except to the extent that 20.0% of the cumulative net increase in net assets resulting from operations over the then-current and eleven preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. Accordingly, any subordinated incentive fee on income that is payable in a calendar quarter will be limited to the lesser of (i) 20.0% of the amount by which the Company’s pre-incentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20.0% of the cumulative net increase in net assets resulting from operations for the then-current and eleven preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the eleven preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the sum of pre-incentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation of the Company for the then-current and eleven preceding calendar quarters. There will be no accumulation of amounts on the hurdle rate from quarter to quarter and, accordingly, there will be no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there will be no delay of payment if prior quarters are below the quarterly hurdle rate.

The second part of the incentive fee, which is referred to as the incentive fee on capital gains, is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and administrative services agreement). This fee equals 20.0% of the Company’s incentive fee capital gains, which equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

basis, less the aggregate amount of any previously paid capital gain incentive fees. The Company accrues for the capital gains incentive fee, which, if earned, is paid annually. The Company accrues the incentive fee based on net realized and unrealized gains; however, under the terms of the investment advisory and administrative services agreement, the fee payable to FB Advisor is based on realized gains and no such fee is payable with respect to unrealized gains unless and until such gains are actually realized.

The third part of the incentive fee, which is referred to as the subordinated liquidation incentive fee, equals 20.0% of the net proceeds from a liquidation of the Company in excess of adjusted capital, as calculated immediately prior to liquidation. The investment advisory and administrative services agreement will be amended effective upon the listing of the Company’s common stock on a national securities exchange, if any, to eliminate the subordinated liquidation incentive fee.

The Company reimburses FB Advisor for expenses necessary to perform services related to the Company’s administration and operations. The amount of this reimbursement is set at the lesser of (1) FB Advisor’s actual costs incurred in providing such services and (2) the amount that the Company estimates it would be required to pay alternative service providers for comparable services in the same geographic location. FB Advisor is required to allocate the cost of such services to the Company based on objective factors such as assets, revenues, time allocations and/or other reasonable metrics. The Company’s board of directors then assesses the reasonableness of such reimbursements based on the breadth, depth and quality of such services as compared to the estimated cost to the Company of obtaining similar services from third-party service providers known to be available. In addition, the Company’s board of directors considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Company’s board of directors compares the total amount paid to FB Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable BDCs.

Franklin Square Holdings, L.P., or Franklin Square Holdings, the Company’s sponsor and an affiliate of FB Advisor, has funded certain of the Company’s offering costs and organization costs. Under the terms of the investment advisory and administrative services agreement, when the Company’s registration statement was declared effective by the SEC and the Company was successful in raising gross proceeds in excess of $2,500, or the minimum offering requirement, from persons who were not affiliated with the Company or FB Advisor, FB Advisor became entitled to receive 1.5% of gross proceeds raised in the Company’s continuous public offering until all offering costs and organization costs funded by FB Advisor or its affiliates (including Franklin Square Holdings) had been recovered. On January 2, 2009, the Company satisfied the minimum offering requirement. The Company did not pay any reimbursements under this arrangement during the years ended December 31, 2013 or 2012. The Company paid total reimbursements of $641 to FB Advisor and its affiliates during the year ended December 31, 2011. The reimbursements were recorded as a reduction of capital. As of December 31, 2013, no amounts remain reimbursable to FB Advisor and its affiliates under this arrangement.

The dealer manager for the Company’s continuous public offering was FS2 Capital Partners, LLC, or FS2, which is one of the Company’s affiliates. Under the dealer manager agreement among the Company, FB Advisor and FS2, FS2 was entitled to receive sales commissions and dealer manager fees in connection with the sale of shares of common stock in the Company’s continuous public offering, all or a portion of which were re-allowed to selected broker-dealers.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the investment advisory and administrative services agreement and the dealer manager agreement during the years ended December 31, 2013, 2012 and 2011:

			Year Ended December 31,
Related Party	Source Agreement	Description	2013	2012	2011
FB Advisor	Investment Advisory and Administrative Services Agreement	Base Management Fee(1)	$90,247	$68,059	$27,791
FB Advisor	Investment Advisory and Administrative Services Agreement	Capital Gains Incentive Fee(2)	$4,173	$39,751	$(4,063)
FB Advisor	Investment Advisory and Administrative Services Agreement	Subordinated Incentive Fee on Income(3)	$62,253	$13,393	$—
FB Advisor	Investment Advisory and Administrative Services Agreement	Administrative Services Expenses(4)	$5,165	$5,297	$2,625
FS2	Dealer Manager Agreement	Dealer Manager Fee(5)	$—	$15,842	$22,109

(1)	During the years ended December 31, 2013, 2012 and 2011, $89,054, $56,124 and $21,517, respectively, in base management fees were paid to FB Advisor. As of December 31, 2013, $22,700 in base management fees were payable to FB Advisor.

(2)	During the year ended December 31, 2013, the Company accrued capital gains incentive fees of $4,173 based on the performance of its portfolio, of which $2,583 was based on unrealized gains and $1,590 was based on realized gains. During the year ended December 31, 2012, the Company accrued capital gains incentive fees of $39,751 based on the performance of its portfolio, of which $27,960 was based on unrealized gains and $11,791 was based on realized gains. During the year ended December 31, 2011, the Company reversed $4,063 in capital gains incentive fees accrued by the Company as of December 31, 2010 as a result of unrealized losses in its portfolio during the year ended December 31, 2011. No capital gains incentive fees are actually payable by the Company with respect to unrealized gains unless and until those gains are actually realized. The Company paid FB Advisor $11,791 in capital gains incentive fees during the year ended December 31, 2013. As of December 31, 2013, $1,590 in capital gains incentive fees were payable to FB Advisor.

(3)	During the year ended December 31, 2013, $61,343 of subordinated incentive fees on income were paid to FB Advisor. As of December 31, 2013, a subordinated incentive fee on income of $14,303 was payable to FB Advisor.

(4)	During the years ended December 31, 2013, 2012 and 2011, $4,463, $4,772 and $2,501, respectively, of administrative services expenses related to the allocation of costs of administrative personnel for services rendered to the Company by FB Advisor and the remainder related to other reimbursable expenses. The Company paid $4,959, $4,504 and $2,781, respectively, in administrative services expenses to FB Advisor during the years ended December 31, 2013, 2012 and 2011.

(5)	Represents aggregate dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Potential Conflicts of Interest

FB Advisor’s senior management team is comprised of the same personnel as the senior management teams of FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC and FS Global Advisor, LLC, the investment advisers to Franklin Square Holdings’ other affiliated BDCs and affiliated closed-end management investment company. As a result, such personnel provide investment advisory services to the Company and each

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

of FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and FS Global Credit Opportunities Fund. While none of FB Advisor, FS Investment Advisor, LLC, FSIC II Advisor, LLC, FSIC III Advisor, LLC or FS Global Advisor, LLC, is currently making private corporate debt investments for clients other than the Company, FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III or FS Global Credit Opportunities Fund, respectively, any, or all, may do so in the future. In the event that FB Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Company’s investment objectives and strategies, if necessary, so that the Company will not be disadvantaged in relation to any other client of FB Advisor or its management team. In addition, even in the absence of FB Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and/or FS Global Credit Opportunities Fund rather than to the Company.

Exemptive Relief

In an order dated June 4, 2013, the SEC granted exemptive relief permitting the Company, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of FB Advisor, including FS Energy and Power Fund, FS Investment Corporation II, FS Investment Corporation III and any future BDCs that are advised by FB Advisor or its affiliated investment advisers, or collectively the Company’s co-investment affiliates. The Company believes this relief may not only enhance its ability to further its investment objectives and strategy, but may also increase favorable investment opportunities for the Company, in part by allowing it to participate in larger investments, together with the Company’s co-investment affiliates, than would be available to it if it had not obtained such relief. Because the Company did not seek exemptive relief to engage in co-investment transactions with GSO / Blackstone Debt Funds Management LLC, or GDFM, and its affiliates, it will continue to be permitted to co-invest with GDFM and its affiliates only in accordance with existing regulatory guidance.

Expense Reimbursement

Beginning on February 26, 2009, Franklin Square Holdings agreed to reimburse the Company for expenses in an amount that was sufficient to ensure that, for tax purposes, the Company’s net investment income and net capital gains were equal to or greater than the cumulative distributions paid to stockholders in each quarter. This arrangement was designed to ensure that no portion of the Company’s distributions would represent a return of capital for stockholders. Under this arrangement, Franklin Square Holdings had no obligation to reimburse any portion of the Company’s expenses.

Pursuant to an expense support and conditional reimbursement agreement, dated as of March 13, 2012, and amended and restated as of May 16, 2013, or, as amended and restated, the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses in an amount that is sufficient to ensure that no portion of the Company’s distributions to stockholders will be paid from its offering proceeds or borrowings. However, because certain investments the Company may make, including preferred and common equity investments, may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Company’s distributions to stockholders may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds to fund its distributions to stockholders. Under those circumstances, Franklin Square

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Holdings will not reimburse the Company for the portion of such distributions to stockholders that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions to stockholders.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company for expenses in an amount equal to the difference between the Company’s cumulative distributions paid to its stockholders in each quarter, less the sum of the Company’s net investment income for tax purposes, net capital gains and dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent such amounts are not included in net investment income or net capital gains for tax purposes) in each quarter.

Pursuant to the expense reimbursement agreement, the Company has a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under such agreement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of preferred and common equity investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to stockholders; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings with respect to any calendar quarter beginning on or after July 1, 2013 to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to its shares of common stock for the fiscal year-to-date period after taking such payments into account and (B) the percentage of the Company’s average net assets attributable to its shares of common stock represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the aggregate amount of distributions per share declared by the Company in such calendar quarter is less than the aggregate amount of distributions per share declared by the Company in the calendar quarter in which Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total “operating expenses” (as defined below), excluding base management fees, incentive fees, organization and offering expenses, financing fees and costs, interest expense, brokerage commissions and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. The specific amount of expenses reimbursed by Franklin Square Holdings, if any, will be determined at the end of each quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the Company’s conditional obligation to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Franklin Square Holdings is controlled by the Company’s chairman and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s expenses in future quarters. During the years ended December 31, 2013, 2012 and 2011, no such reimbursements were required from Franklin Square Holdings.

Note 5. Distributions

The following table reflects the cash distributions per share that the Company have declared and paid on its common stock during the years ended December 31, 2013, 2012 and 2011:

	Distribution
For the Year Ended December 31,	Per Share	Amount
2011(1)(2)	$0.9098	$86,657
2012(3)(4)	0.8586	197,906
2013(5)	0.8303	212,153

(1)	In addition to regular semi-monthly cash distributions during such period, cash distributions declared and paid on the Company’s common stock during the year ended December 31, 2011 include approximately $10,284, or approximately $0.115 per share, in special cash distributions.

(2)	On April 13, 2011, the Company’s board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.032156 per share to $0.033594 per share, effective May 1, 2011.

(3)	In addition to regular cash distributions during such period, cash distributions declared and paid on the Company’s common stock during the year ended December 31, 2012 include approximately $12,417, or approximately $0.05 per share, in special cash distributions.

(4)	On May 15, 2012, the Company’s board of directors determined to increase the amount of semi-monthly distributions payable to stockholders of record from $0.033594 per share to $0.03375 per share, effective May 16, 2012. Beginning in June 2012, the Company declared and paid regular cash distributions on a monthly basis in an amount equal to $0.0675 per share.

(5)	On June 25, 2013, the Company’s board of directors determined to increase the amount of the regular monthly cash distributions payable to stockholders of record from $0.0675 per share to $0.06975 per share, effective as of June 28, 2013. On October 16, 2013, the Company’s board of directors determined to increase the amount of regular monthly cash distributions payable to stockholders of record from $0.06975 per share to $0.0720 per share, effective as of November 29, 2013.

On January 7, 2014, the Company’s board of directors declared a regular monthly cash distribution of $0.0720 per share, which was paid on January 31, 2014 to stockholders of record on January 30, 2014. On February 4, 2014, the Company’s board of directors declared a regular monthly cash distribution of $0.0720 per share, which will be paid on February 28, 2014 to stockholders of record on February 27, 2014. The timing and amount of any future distributions to stockholders are subject to applicable legal restrictions and the sole discretion of the Company’s board of directors.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Company has adopted an “opt in” distribution reinvestment plan for its stockholders. As a result, if the Company makes a cash distribution, its stockholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional shares of the Company’s common stock. However, certain state authorities or regulators may impose restrictions from time to time that may prevent or limit a stockholder’s ability to participate in the distribution reinvestment plan. On February 19, 2014, the Company notified stockholders that it planned to terminate its distribution reinvestment plan in contemplation of, and subject to, the potential listing of the Company’s shares of common stock on the NYSE. Subject to applicable legal restrictions, and the discretion of its board of directors, the Company expects to adopt a new distribution reinvestment plan following and in connection with the listing of its shares of common stock on the NYSE. If the Company’s current distribution reinvestment plan is terminated and pending the adoption of a new distribution reinvestment plan, stockholders that had elected to participate in the earlier distribution reinvestment plan will receive cash rather than shares of common stock in respect of any cash distribution the Company declares.

The Company may fund its cash distributions to stockholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Company on account of preferred and common equity investments in portfolio companies and expense reimbursements from Franklin Square Holdings. The Company has not established limits on the amount of funds it may use from available sources to make distributions. During certain periods, the Company’s distributions may exceed its earnings. As a result, it is possible that a portion of the distributions the Company makes will represent a return of capital for tax purposes. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from the Company’s investment activities. Each year a statement on Form 1099-DIV identifying the sources of the distributions (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus, which is a nontaxable distribution) will be mailed to the Company’s stockholders. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common stock during the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013		2012		2011
Source of Distribution	Distribution Amount	Percentage	Distribution Amount	Percentage	Distribution Amount	Percentage
Offering proceeds	$—	—	$—	—	$—	—
Borrowings	—	—	—	—	—	—
Net investment income(1)	212,153	100%	144,364	73%	74,663	86%
Capital gains proceeds from the sale of assets	—	—	53,542	27%	11,994	14%
Non-capital gains proceeds from the sale of assets	—	—	—	—	—	—
Distributions on account of preferred and common equity	—	—	—	—	—	—
Expense reimbursement from sponsor	—	—	—	—	—	—

Total	$212,153	100%	$197,906	100%	$86,657	100%

(1)	During the years ended December 31, 2013, 2012 and 2011, 89.3%, 92.1% and 89.6%, respectively, of the Company’s gross investment income was attributable to cash interest earned, 9.1%, 6.8% and 9.2%, respectively, was attributable to non-cash accretion of discount and 1.6%, 1.1% and 1.2%, respectively, was attributable to paid-in-kind, or PIK, interest.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Company’s net investment income on a tax basis for the years ended December 31, 2013, 2012 and 2011 was $236,936, $185,513 and $91,254, respectively. As of December 31, 2013, 2012 and 2011, the Company had $137,867, $57,740 and $16,591, respectively, of undistributed net investment income and realized gains on a tax basis. The Company’s undistributed net investment income on a tax basis as of December 31, 2012 was adjusted following the filing of the Company’s 2012 tax return in September 2013. The adjustment was primarily due to tax-basis income received by the Company during the year ended December 31, 2012 exceeding GAAP-basis income with respect to collateralized securities and interests in partnerships held in its investment portfolio during such period. The tax notices for such collateralized securities and interests in partnerships were received by the Company subsequent to the filing of the Company’s annual report on Form 10-K for the year ended December 31, 2012.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is primarily due to the reversal of the required accrual for GAAP purposes of incentive fees on unrealized gains even though no such incentive fees on unrealized gains are payable by the Company, the reclassification of unamortized original issue discount recognized upon prepayment of loans from income for GAAP purposes to realized gain for tax purposes, the reversal of non-deductible excise taxes and, with respect to the years ended December 31, 2012 and 2011, the inclusion of a portion of the periodic net settlement payments due on the Company’s total return swap in tax-basis net investment income and the amount by which tax-basis income received by the Company with respect to collateralized securities and interests in partnerships exceeded its GAAP-basis income.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the years ended December 31, 2013, 2012 and 2011:

	Year Ended December 31,
	2013	2012	2011
GAAP-basis net investment income	$244,976	$133,907	$71,364
Tax accretion of discount on investments	—	—	4,035
Reversal of incentive fee accrual on unrealized gains	2,583	27,960	(4,063)
Taxable income adjustment on collateralized securities and partnerships	—	9,355	14,446
Excise taxes	5,742	500	—
Tax-basis net investment income portion of total return swap payments	—	12,356	5,169
Reclassification of unamortized original issue discount	(15,904)	—	—
Other miscellaneous differences	(461)	1,435	303

Tax-basis net investment income	$236,936	$185,513	$91,254

The Company may make certain adjustments to the classification of stockholders’ equity as a result of permanent book-to-tax differences. During the year ended December 31, 2013, the Company increased accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $8,441 and decreased capital in excess of par value and accumulated undistributed (distributions in excess of) net investment income by $6,633 and $1,808, respectively. During the years ended December 31, 2012 and 2011, the Company reduced accumulated undistributed net realized gains on investments and gain/loss on foreign currency by $13,480 and $9,385, respectively, and increased accumulated undistributed (distributions in excess of) net investment income by $13,480 and $9,385, respectively, to reflect the reclassification of a portion of realized gains on the total return swap into tax-basis net investment income.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.

As of December 31, 2013 and 2012, the components of accumulated earnings on a tax basis were as follows:

	Year ended December 31,
	2013	2012
Distributable ordinary income	$82,523	$57,740
Distributable realized gains	55,344	—
Incentive fee accrual on unrealized gains	(30,543)	(27,960)
Unamortized organization costs	(429)	(472)
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	67,085	84,352

	$173,980	$113,660

(1)	As of December 31, 2013 and 2012, the gross unrealized appreciation on the Company’s investments and gain on foreign currency was $136,679 and $114,920, respectively. As of December 31, 2013 and 2012, the gross unrealized depreciation on the Company’s investments and loss on foreign currency was $69,594 and $30,568, respectively.

The aggregate cost of the Company’s investments for federal income tax purposes totaled $4,070,314 and $3,850,245 as of December 31, 2013 and 2012, respectively. The aggregate net unrealized appreciation (depreciation) on a tax basis was $67,085 and $84,352 as of December 31, 2013 and 2012, respectively.

Note 6. Investment Portfolio

The following table summarizes the composition of the Company’s investment portfolio at cost and fair value as of December 31, 2013 and 2012:

	December 31, 2013			December 31, 2012
	Amortized Cost(1)	Fair Value	Percentage of Portfolio	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$2,080,228	$2,123,608	51%	$1,914,996	$1,945,159	50%
Senior Secured Loans—Second Lien	875,276	897,845	22%	752,392	764,356	19%
Senior Secured Bonds	414,297	385,548	9%	460,040	466,299	12%
Subordinated Debt	421,964	426,728	10%	491,906	511,971	13%
Collateralized Securities	120,206	140,508	4%	91,411	118,994	3%
Equity/Other	142,114	163,344	4%	114,499	127,943	3%

	$4,054,085	$4,137,581	100%	$3,825,244	$3,934,722	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The Company does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

The Company’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Company to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2013, the Company had five such investments with aggregate unfunded commitments of $48,439 and one equity investment with an unfunded commitment of $4,629. As of December 31, 2012, the Company had three such investments with aggregate unfunded commitments of $14,804. The Company maintains sufficient cash on hand to fund such unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2013 and 2012:

	December 31, 2013		December 31, 2012
Industry Classification	Fair Value	Percentage of Portfolio	Fair Value	Percentage of Portfolio
Automobiles & Components	$51,551	1%	$41,479	1%
Capital Goods	858,352	21%	675,187	17%
Commercial & Professional Services	318,196	8%	271,978	7%
Consumer Durables & Apparel	306,917	7%	264,722	7%
Consumer Services	436,650	11%	293,408	7%
Diversified Financials	160,678	4%	220,622	6%
Energy	468,036	11%	430,444	11%
Food & Staples Retailing	29,484	1%	96,739	2%
Food, Beverage & Tobacco	4,042	0%	9,713	0%
Health Care Equipment & Services	176,010	4%	362,456	9%
Household & Personal Products	66,300	2%	78,124	2%
Insurance	17,814	0%	28,623	1%
Materials	233,719	6%	199,089	5%
Media	193,283	5%	154,599	4%
Pharmaceuticals, Biotechnology & Life Sciences	57,794	1%	37,259	1%
Retailing	69,171	2%	24,652	1%
Semiconductors & Semiconductor Equipment	—	—	8,820	0%
Software & Services	366,976	9%	339,641	9%
Technology Hardware & Equipment	134,121	3%	94,128	2%
Telecommunication Services	178,977	4%	152,458	4%
Transportation	9,510	0%	29,104	1%
Utilities	—	—	121,477	3%

Total	$4,137,581	100%	$3,934,722	100%

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Company classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2013 and 2012, the Company’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	December 31, 2013	December 31, 2012
Level 1 - Price quotations in active markets	$2,147	$—
Level 2 - Significant other observable inputs	—	—
Level 3 - Significant unobservable inputs	4,135,434	3,934,722

	$4,137,581	$3,934,722

The Company’s investments as of December 31, 2013 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Twenty-seven senior secured loan investments, six subordinated debt investments and one collateralized security, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features and other relevant terms of the debt. Except as described below, all of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Also, one equity investment which is traded on an active public market was valued at its closing price as of December 31, 2013.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The Company’s investments as of December 31, 2012 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Company valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. Twenty-one senior secured loan investments, one senior secured bond investment and seven subordinated debt investments, for which broker quotes were not available, were valued by an independent valuation firm, which determined the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, call features and other relevant terms of the debt. All of the Company’s equity/other investments were valued by the same independent valuation firm, which determined the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. One senior secured loan investment, which was newly-issued and purchased near December 31, 2012, was valued at cost, as the Company’s board of directors determined that the cost of such investment was the best indication of its fair value.

The Company periodically benchmarks the bid and ask prices it receives from the third-party pricing services against the actual prices at which the Company purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Company’s management in purchasing and selling these investments, the Company believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Company believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Company may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, including the use of an independent valuation firm. The Company periodically benchmarks the valuations provided by the independent valuation firm against the actual prices at which the Company purchases and sells its investments. The Company’s valuation committee and board of directors reviewed and approved the valuation determinations made with respect to these investments in a manner consistent with the Company’s valuation process.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the year ended December 31, 2013 and 2012 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	For the Year Ended December 31, 2013
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$1,945,159	$764,356	$466,299	$511,971	$118,994	$127,943	$3,934,722
Accretion of discount (amortization of premium)	24,984	6,725	5,648	5,303	549	57	43,266
Net realized gain (loss)	7,628	3,098	20,815	9,786	5,687	—	47,014
Net change in unrealized appreciation (depreciation)	13,217	10,605	(35,008)	(15,301)	(7,281)	6,841	(26,927)
Purchases	1,646,725	446,626	231,539	239,201	47,340	29,100	2,640,531
Paid-in-kind interest	816	689	484	4,093	—	1,633	7,715
Sales and redemptions	(1,514,921)	(334,254)	(304,229)	(328,325)	(24,781)	(4,377)	(2,510,887)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$2,123,608	$897,845	$385,548	$426,728	$140,508	$161,197	$4,135,434

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$31,181	$4,397	$3,767	$(2,661)	$(3,588)	$4,493	$37,589

	For the Year Ended December 31, 2012
	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Subordinated Debt	Collateralized Securities	Equity/Other	Total
Fair value at beginning of period	$1,023,183	$388,508	$115,360	$233,877	$68,366	$15,064	$1,844,358
Accretion of discount (amortization of premium)	11,891	4,089	2,121	1,229	850	638	20,818
Net realized gain (loss)	24,103	6,951	3,815	578	9,167	2,394	47,008
Net change in unrealized appreciation (depreciation)	30,197	20,722	12,147	23,116	22,681	18,536	127,399
Purchases	2,208,650	571,638	403,326	531,551	52,822	95,347	3,863,334
Paid-in-kind interest	—	197	—	3,055	—	—	3,252
Sales and redemptions	(1,352,865)	(227,749)	(70,470)	(281,435)	(34,892)	(4,036)	(1,971,447)
Net transfers in or out of Level 3	—	—	—	—	—	—	—

Fair value at end of period	$1,945,159	$764,356	$466,299	$511,971	$118,994	$127,943	$3,934,722

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$35,962	$16,558	$11,316	$18,792	$24,362	$18,186	$125,176

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets valued by an independent valuation firm as of December 31, 2013 and 2012 were as follows:

Type of Investment	Fair Value at December 31, 2013(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$1,406,294	Market Comparables	Market Yield (%)	6.5% - 16.0%	8.8%
Senior Secured Loans—Second Lien	200,044	Market Comparables	Market Yield (%)	10.3% - 11.8%	10.9%
Subordinated Debt	211,066	Market Comparables	Market Yield (%)	7.8% - 13.8%	11.1%
Collateralized Securities	16,740	Market Comparables	Market Yield (%)	11.5% - 12.5%	12.0%
Equity/Other	161,197	Market Comparables	Market Yield (%)	13.5% - 15.8%	15.1%
			EBITDA Multiples (x)	5.0x - 13.3x	7.3x
			Production Multiples (Mmb/d)	$37,500.0 - $42,500.0	$40,000.0
			Proved Reserves Multiples (Mmboe)	$8.0 - $9.0	$8.5
			PV-10 Multiples (x)	0.6x - 0.7x	0.6x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 24.3%	17.6%
		Option Valuation Model	Volatility (%)	52.5% - 61.5%	53.0%

(1)	Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. As of December 31, 2013, $48,439 of the senior secured loans-first lien investments consisted of unfunded loan commitments.

(2)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Type of Investment	Fair Value at December 31, 2012(1)	Valuation Technique(2)	Unobservable Input	Range	Weighted Average
Senior Secured Loans—First Lien	$605,163	Market Comparables	Market Yield (%)	6.8% - 17.3%	9.7%
Senior Secured Loans—Second Lien	118,682	Market Comparables	Market Yield (%)	10.3% - 12.8%	11.2%
Senior Secured Bonds	10,100	Market Comparables	Market Yield (%)	9.3% - 9.8%	9.5%
Subordinated Debt	224,059	Market Comparables	Market Yield (%)	9.3% - 14.5%	12.9%
Equity/Other	127,943	Market Comparables	Market Yield (%)	15.3% - 15.8%	15.5%
			EBITDA Multiples (x)	3.3x - 12.5x	6.9x
			Production Multiples (Mmb/d)	$57,500.0 - $62,500.0	$60,000.0
			Proved Reserves Multiples (Mmboe)	$12.5 - $13.5	$13.0
			PV-10 Multiples (x)	0.8x - 0.9x	0.9x
			Revenue Multiples	1.6x - 1.6x	1.6x
		Discounted Cash Flow	Discount Rate (%)	17.3% - 17.3%	17.3%
		Option Valuation Model	Volatility (%)	44.0% - 59.7%	44.0%

(1)	Except as otherwise described in this footnote, the remaining Level 3 assets were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by independent third-party pricing services and screened for validity by such services. One senior secured loan investment ($39,400), which was newly-issued and purchased near December 31, 2012, was valued at cost, as the Company’s board of directors determined that the cost of such investment was the best indication of its fair value. As of December 31, 2012, $14,804 of the senior secured loans-first lien investments consisted of unfunded loan commitments.

(2)	For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement. For investments utilizing an option valuation model valuation technique, a significant increase (decrease) in the volatility, in isolation, would result in a significantly higher (lower) fair value measurement.

Note 8. Financing Arrangements

The following table presents summary information with respect to the Company’s outstanding financing arrangements as of December 31, 2013.

Facility	Type of Facility	Rate	Amount Outstanding	Amount Available	Maturity Date
Arch Street Credit Facility	Revolving	L+1.75%	$373,682	$176,318	August 29, 2015
Broad Street Credit Facility	Revolving	L+1.50%	$125,000	$—	December 20, 2014
JPM Facility	Repurchase	3.25%	$950,000	$—	April 15, 2017
Walnut Street Credit Facility	Revolving	L + 1.50% to 2.75%	$225,000	$25,000	May 17, 2017

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

Arch Street Credit Facility

On August 29, 2012, Arch Street, the Company’s wholly-owned, special-purpose financing subsidiary, terminated its total return swap financing arrangement, or TRS, with Citibank, N.A., or Citibank, and entered into a revolving credit facility, or the Arch Street credit facility, with Citibank, as administrative agent, and the financial institutions and other lenders from time to time party thereto.

The Arch Street credit facility provides for borrowings in an aggregate principal amount up to $550,000 on a committed basis. The Company may contribute cash or debt securities to Arch Street from time to time, subject to certain restrictions set forth in the Arch Street credit facility, and will retain a residual interest in any assets contributed through its ownership of Arch Street or will receive fair market value for any debt securities sold to Arch Street. Arch Street may purchase additional debt securities from various sources. Arch Street’s obligations to the lenders under the facility are secured by a first priority security interest in substantially all of the assets of Arch Street, including its portfolio of debt securities. The obligations of Arch Street under the facility are non-recourse to the Company and the Company’s exposure under the facility is limited to the value of the Company’s investment in Arch Street.

Borrowings under the Arch Street credit facility accrue interest at a rate equal to the three-month London Interbank Offered Rate, or LIBOR, plus 1.75% per annum during the first two years of the facility and three-month LIBOR plus 2.00% per annum thereafter. Borrowings under the facility are subject to compliance with an equity coverage ratio with respect to the current value of Arch Street’s portfolio and a loan compliance test with respect to the initial acquisition of each debt security in Arch Street’s portfolio. Beginning November 27, 2012, Arch Street became required to pay a non-usage fee to the extent the aggregate principal amount available under the Arch Street credit facility is not borrowed. Outstanding borrowings under the facility will be amortized beginning nine months prior to the scheduled maturity date. Any amounts borrowed under the facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on August 29, 2015.

As of December 31, 2013 and 2012, $373,682 and $497,682, respectively, was outstanding under the Arch Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $4,446 in connection with obtaining the Arch Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2013, $2,458 of such deferred financing costs had yet to be amortized to interest expense.

The effective interest rate on the borrowings under the Arch Street credit facility was 1.99% per annum as of December 31, 2013. Interest is payable quarterly in arrears and commenced August 29, 2012. The Company recorded interest expense of $11,885 and $4,295 for the years ended December 31, 2013 and 2012, respectively, of which $1,481 and $507, respectively, related to the amortization of deferred financing costs and $311 and $22, respectively, related to commitment fees on the unused portion of the facility. The Company paid $12,121 and $0 in interest expense during the years ended December 31, 2013 and 2012, respectively. The average borrowings under the Arch Street credit facility for the year ended December 31, 2013 were $488,712 with a weighted average interest rate (including the effect of non-usage fees) of 2.10%. The average borrowings under the Arch Street credit facility for the period from August 29, 2012 to December 31, 2012 were $470,962, with a weighted average interest rate (including the effect of non-usage fees) of 2.33%.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

In connection with the Arch Street credit facility, Arch Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within five business days of when due; (b) the insolvency or bankruptcy of Arch Street or the Company; (c) the failure of Arch Street to be beneficially owned and controlled by the Company; (d) the resignation or removal of the Company as Arch Street’s investment manager; and (e) GDFM (or any affiliate thereof or any replacement thereof approved in writing by Citibank) no longer serving as the investment sub-adviser to the Company. Upon the occurrence of an event of default, the lenders may declare the outstanding principal and interest and all other amounts owing under the facility immediately due and payable. During the continuation of an event of default, Arch Street must pay interest at a default rate.

Borrowings of Arch Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Broad Street Credit Facility

On January 28, 2011, Broad Street, the Company’s wholly-owned, special-purpose financing subsidiary, Deutsche Bank AG, New York Branch, or Deutsche Bank, and the other lenders party thereto entered into an amended and restated multi-lender, syndicated revolving credit facility, or the Broad Street credit facility, which amended and restated the revolving credit facility that Broad Street originally entered into with Deutsche Bank on March 10, 2010 and the amendments thereto. On March 23, 2012, Broad Street and Deutsche Bank entered into an amendment to the Broad Street credit facility which extended the maturity date of the facility to March 23, 2013, increased the aggregate amount which could be borrowed under the facility to $380,000 and reduced the interest rate for all borrowings under the facility to a rate of LIBOR + 1.50% per annum. On December 13, 2012, Broad Street repaid $140,000 of borrowings under the facility, thereby reducing the amount which could be borrowed under the facility to $240,000. On March 22, 2013, Broad Street and Deutsche Bank entered into an amendment to the facility to extend the maturity date of the facility to December 22, 2013. On December 20, 2013, Broad Street and Deutsche Bank entered into a further amendment to the facility which extended the maturity date to December 20, 2014 and reduced the maximum amount which could be borrowed under the facility to $125,000. The Broad Street credit facility provides for borrowings of up to $125,000 at a rate of LIBOR plus 1.50% per annum. Deutsche Bank is a lender and serves as administrative agent under the facility.

Under the Broad Street credit facility, the Company transfers debt securities to Broad Street from time to time as a contribution to capital and retains a residual interest in the contributed debt securities through its ownership of Broad Street. The obligations of Broad Street under the facility are non-recourse to the Company and its exposure under the facility is limited to the value of its investment in Broad Street.

As of December 31, 2013 and 2012, $125,000 and $240,000, respectively, was outstanding under the Broad Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $2,566 in connection with obtaining and amending the facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2013, all of the deferred financing costs have been amortized to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The effective interest rate under the Broad Street credit facility was 1.74% per annum as of December 31, 2013. Interest is paid quarterly in arrears and commenced August 20, 2010. The Company recorded interest expense of $4,414, $8,517 and $9,155 for the years ended December 31, 2013, 2012 and 2011, respectively, of which $225, $958 and $877, respectively, related to the amortization of deferred financing costs and $72, $18 and $0, respectively, related to commitment fees on the unused portion of the credit facility. The Company paid $4,735, $8,143 and $7,930 in interest expense for the years ended December 31, 2013, 2012 and 2011, respectively. The average borrowings under the credit facility for the years ended December 31, 2013, 2012 and 2011 were $230,466, $368,023 and $337,898, respectively, with a weighted average interest rate (including the effect of non-usage fees) of 1.76%, 2.05% and 2.45%, respectively, including the effect of non-usage fees.

Borrowings under the Broad Street credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Broad Street varies depending upon the types of assets in Broad Street’s portfolio. The occurrence of certain events described as “Super-Collateralization Events” in the credit agreement that governs the facility, or a decline in the Company’s net asset value below a specified threshold, results in a lowering of the amount of funds that will be advanced against such assets. Super-Collateralization Events include, without limitation: (i) certain key employees ceasing to be directors, principals, officers or investment managers of GDFM; (ii) the bankruptcy or insolvency of GDFM or FB Advisor; (iii) GDFM ceasing to act as the Company’s sub-adviser or FB Advisor ceasing to act as the Company’s investment adviser; (iv) the Company ceasing to act as Broad Street’s investment manager, becoming bankrupt or insolvent, defaulting on certain material agreements or failing to maintain a net asset value at least equal to $50,000; and (v) the Company, GDFM or FB Advisor committing fraud or other illicit acts in its or their investment advisory capacities.

In connection with the facility, Broad Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) borrowings under the facility exceeding the applicable advance rates; (c) the purchase by Broad Street of certain ineligible assets; (d) the insolvency or bankruptcy of Broad Street or the Company; (e) the Company ceasing to act as investment manager of Broad Street’s assets; (f) the decline of the Company’s net asset value below $50,000; and (g) fraud or other illicit acts by the Company, FB Advisor or GDFM in its or their investment advisory capacities. During the continuation of an event of default, Broad Street must pay interest at a default rate.

Borrowings of Broad Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

JPM Financing

On April 23, 2013, through its two wholly-owned, special-purpose financing subsidiaries, Locust Street and Race Street, the Company entered into an amendment, or the April 2013 amendment, to its debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, which was originally entered into on July 21, 2011 (and previously amended on September 26, 2012). The April 2013 amendment, among other things: (i) increased the amount of debt financing available under the arrangement from $700,000 to $950,000; and (ii) extended the final repurchase date under the financing arrangement from October 15, 2016 to April 15,

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

2017. The Company elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing arrangement, the aggregate market value of assets expected to be held by Locust Street when the financing arrangement is fully-ramped is approximately $1,791,500. The assets held by Locust Street secure the obligations of Locust Street under certain Class A Floating Rate Notes, or the Class A Notes, to be issued from time to time by Locust Street to Race Street pursuant to the Amended and Restated Indenture, dated as of September 26, 2012 and as supplemented by Supplemental Indenture No. 1, dated April 23, 2013, with Citibank, as trustee, or the Amended and Restated Indenture. Pursuant to the Amended and Restated Indenture, the aggregate principal amount of Class A Notes that may be issued by Locust Street from time to time is $1,140,000. All principal and interest on the Class A Notes will be due and payable on the stated maturity date of April 15, 2024. Race Street will purchase the Class A Notes to be issued by Locust Street from time to time at a purchase price equal to their par value.

Pursuant to the Amended and Restated Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Amended and Restated Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the assets securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-adviser to the Company’s investment adviser, FB Advisor.

Race Street, in turn, has entered into an amended repurchase transaction with JPM pursuant to the terms of an amended and restated global master repurchase agreement and the related annex and amended and restated confirmation thereto, each dated as of April 23, 2013, and subsequently amended as of October 24, 2013, or, collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $1,140,000. Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility is $950,000. Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than April 15, 2017. The repurchase price paid by Race Street to JPM for each repurchase of Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Commencing April 15, 2015, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, will be subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

If at any time during the term of the JPM Facility the market value of the assets held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such assets at such time is less than the Margin Threshold. In such event, in order to satisfy any such margin-posting requirements, Race Street intends to borrow funds from the Company pursuant to a revolving credit agreement, dated as of July 21, 2011 and as amended as of September 26, 2012, between Race Street, as borrower, and the Company, as lender, or the Revolving Credit Agreement. The Company may, in its sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pursuant to the financing arrangement, the aggregate market value of assets expected to be held by Race Street when the financing arrangement is fully-ramped is $720,000. The assets held by Race Street secure the obligations of Race Street under the JPM Facility.

Pursuant to the JPM Facility, Race Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the JPM Facility contains the following events of default: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with JPM as discussed above; and (c) the occurrence of an event of default under the Indenture.

In connection with the Class A Notes and the Amended and Restated Indenture, Locust Street also entered into: (i) an amended and restated collateral management agreement with the Company, as collateral manager, dated as of September 26, 2012, pursuant to which the Company will manage the assets of Locust Street; and (ii) an amended and restated collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, and the Company, as collateral manager, dated as of September 26, 2012, pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street. In connection with the JPM Facility, Race Street also entered into a collateral management agreement with the Company, as collateral manager, dated as of September 26, 2012, pursuant to which the Company will manage the assets of Race Street.

As of December 31, 2013 and 2012, Class A Notes in the aggregate principal amount of $1,140,000 and $812,000, respectively, had been purchased by Race Street from Locust Street and subsequently sold to JPM under the JPM Facility for aggregate proceeds of $950,000 and $676,667, respectively. The carrying amount outstanding under the JPM Facility approximates its fair value. The Company funded each purchase of Class A Notes by Race Street through a capital contribution to Race Street. As of December 31, 2013 and 2012, Race Street’s liability under the JPM Facility was $950,000 and $676,667, respectively, plus $6,690 and $4,298, respectively, of accrued interest expense. The Class A Notes issued by Locust Street and purchased by Race Street eliminate in consolidation on the Company’s financial statements.

As of December 31, 2013 and 2012, the fair value of assets held by Locust Street was $1,870,351 and $1,307,933, respectively, which included assets purchased by Locust Street with proceeds from the issuance of Class A Notes. As of December 31, 2013 and 2012, the fair value of assets held by Race Street was $747,330 and $598,528, respectively.

The Company incurred costs of $425 in connection with obtaining the JPM Facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the JPM Facility. As of December 31, 2013, $173 of such deferred financing costs had yet to be amortized to interest expense.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

The effective interest rate on the borrowings under the JPM Facility was 3.25% per annum as of December 31, 2013. The Company recorded interest expense of $26,558, $14,753 and $2,179 for the years ended December 31, 2013, 2012 and 2011, respectively, of which $106, $101 and $45, respectively, related to the amortization of deferred financing costs. The Company paid $24,060, $11,648 and $840 in interest expense during the years ended December 31, 2013, 2012 and 2011, respectively. The average borrowings under the JPM Facility for the years ended December 31, 2013, 2012 and 2011 were $802,746, $406,002 and $129,917, respectively, with a weighted average interest rate of 3.25%, 3.61% and 3.66%, respectively.

Amounts outstanding under the JPM Facility will be considered borrowings by the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

Walnut Street Credit Facility

On May 17, 2012, Walnut Street, the Company’s wholly-owned, special-purpose financing subsidiary, Wells Fargo Securities, LLC, and Wells Fargo Bank, National Association, or collectively with Wells Fargo Securities, LLC, Wells Fargo, entered into a revolving credit facility, or the Walnut Street credit facility. Wells Fargo Securities, LLC serves as the administrative agent and Wells Fargo Bank, National Association is the sole lender, collateral agent, account bank and collateral custodian under the facility. The Walnut Street credit facility provides for borrowings in an aggregate principal amount up to $250,000 on a committed basis.

Under the Walnut Street credit facility, the Company contributes cash or debt securities to Walnut Street from time to time and retains a residual interest in any assets contributed through its ownership of Walnut Street or receives fair market value for any debt securities sold to Walnut Street. The obligations of Walnut Street under the Walnut Street credit facility are non-recourse to the Company and the Company’s exposure under the facility is limited to the value of the Company’s investment in Walnut Street.

Borrowings under the Walnut Street credit facility accrue interest at a rate equal to three-month LIBOR, plus a spread ranging between 1.50% and 2.75% per annum, depending on the composition of the portfolio of debt securities for the relevant period. Beginning on September 17, 2012, Walnut Street became subject to a non-usage fee to the extent the aggregate principal amount available under the Walnut Street credit facility is not borrowed. Any amounts borrowed under the Walnut Street credit facility will mature, and all accrued and unpaid interest thereunder will be due and payable, on May 17, 2017.

As of December 31, 2013 and 2012, $225,000 and $235,364, respectively, was outstanding under the Walnut Street credit facility. The carrying amount of the amount outstanding under the facility approximates its fair value. The Company incurred costs of $3,761 in connection with obtaining the Walnut Street credit facility, which the Company has recorded as deferred financing costs on its consolidated balance sheets and amortizes to interest expense over the life of the facility. As of December 31, 2013, $2,537 of such deferred financing costs had yet to be amortized to interest expense.

The effective interest rate on the borrowings under the Walnut Street credit facility was 2.89% per annum as of December 31, 2013. Interest is payable quarterly in arrears and commenced October 15, 2012. The Company recorded interest expense of $7,906 and $2,662 for the years ended December 31, 2013 and 2012, respectively, of which $755 and $469, respectively, related to the amortization of deferred financing costs and $33 and $205, respectively, related to commitment fees on the unused portion of the credit facility. The Company paid $6,959

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Financing Arrangements (continued)

and $684 in interest expense during the years ended December 31, 2013 and 2012, respectively. The average borrowings under the Walnut Street credit facility for the year ended December 31, 2013 were $243,583, with a weighted average interest rate (including the effect of non-usage fees) of 2.90%. The average borrowings under the Walnut Street credit facility for the period from June 27, 2012 to December 31, 2012 were $139,274, with a weighted average interest rate (including the effect of non-usage fees) of 3.07%.

Borrowings under the Walnut Street credit facility are subject to compliance with a borrowing base, pursuant to which the amount of funds advanced to Walnut Street varies depending upon the types of debt securities in Walnut Street’s portfolio.

The occurrence of certain events described as “Collateral Control Events,” or collateral control events, in the credit agreement which governs the Walnut Street credit facility triggers (i) a requirement that Walnut Street obtain the consent of Wells Fargo prior to entering into any transaction with respect to portfolio assets and (ii) the right of Wells Fargo to direct Walnut Street to enter into transactions with respect to any portfolio assets, in each case in Wells Fargo’s sole discretion. Collateral control events include non-performance of any obligation under the transaction documents by Walnut Street, the Company, FB Advisor or GDFM, and other events with respect to such entities that are adverse to Wells Fargo and the secured parties under the Walnut Street credit facility.

In connection with the Walnut Street credit facility, Walnut Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition to customary events of default included in financing transactions, the Walnut Street credit facility contains the following events of default: (a) the failure to make principal payments when due or interest payments within three business days of when due; (b) a borrowing base deficiency that is not cured in accordance with the terms of the facility; (c) the insolvency or bankruptcy of Walnut Street or the Company; (d) the resignation or removal of the Company as collateral manager; (e) the failure of the Company to maintain an asset coverage ratio of greater than or equal to 2:1; (f) the failure of the Company to have a net asset value of at least $200,000; and (g) the failure of Walnut Street to qualify as a bankruptcy-remote entity. Upon the occurrence and during the continuation of an event of default, Wells Fargo may declare the outstanding advances and all other obligations under the Walnut Street credit facility immediately due and payable. During the continuation of an event of default, Walnut Street must pay interest at a default rate.

Borrowings of Walnut Street will be considered borrowings of the Company for purposes of complying with the asset coverage requirements under the 1940 Act applicable to BDCs.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financial Highlights

The following is a schedule of financial highlights of the Company for the years ended December 31, 2013, 2012, 2011, 2010 and 2009:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Per Share Data(1):
Net asset value, beginning of period	$9.97	$9.35	$9.42	$9.10	$7.33
Results of operations(2)
Net investment income (loss)	0.96	0.59	0.76	0.40	0.48
Net realized and unrealized appreciation (depreciation) on investments and total return swap and gain/loss on foreign currency	0.08	0.86	(0.19)	0.81	2.09

Net increase (decrease) in net assets resulting from operations	1.04	1.45	0.57	1.21	2.57

Stockholder distributions(3)
Distributions from net investment income	(0.83)	(0.63)	(0.78)	(0.55)	(0.46)
Distributions from net realized gain on investments	—	(0.23)	(0.13)	(0.32)	(0.21)

Net decrease in net assets resulting from stockholder distributions	(0.83)	(0.86)	(0.91)	(0.87)	(0.67)

Capital share transactions
Issuance of common stock(4)	—	0.04	0.34	0.10	0.19
Repurchases of common stock(5)	—	—	—	—	—
Offering costs(2)	—	(0.01)	(0.07)	(0.07)	(0.09)
Reimbursement to investment adviser(2)	—	—	—	(0.10)	(0.32)
Capital contributions of investment adviser(2)	—	—	—	0.05	0.09

Net increase (decrease) in net assets resulting from capital share transactions	—	0.03	0.27	(0.02)	(0.13)

Net asset value, end of period	$10.18	$9.97	$9.35	$9.42	$9.10

Shares outstanding, end of period	259,320,161	251,890,821	160,390,540	41,332,661	10,241,544

Total return(6)	10.43%	15.83%	8.93%	13.08%	33.33%

Ratio/Supplemental Data:
Net assets, end of period	$2,640,992	$2,511,738	$1,498,892	$389,232	$93,197

Ratio of net investment income to average net assets(7)	9.50%	6.07%	8.10%	4.37%	5.60%
Ratio of total expenses to average net assets(7)	8.90%	7.67%	5.01%	9.89%	5.91%
Portfolio turnover	61.18%	65.70%	72.28%	67.48%	46.45%

(1)	The share information utilized to determine per share data has been retroactively adjusted to reflect stock distributions declared in 2009 and 2010.

(2)	The per share data was derived by using the weighted average shares outstanding during the applicable period.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 9. Financial Highlights (continued)

(3)	The per share data for distributions reflects the actual amount of distributions paid per share during the applicable period.

(4)	The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company’s continuous public offering and pursuant to the Company’s distribution reinvestment plan. The issuance of common stock at an offering price, net of sales commissions and dealer manager fees, that is greater than the net asset value per share results in an increase in net asset value per share.

(5)	The per share impact of the Company’s repurchases of common stock is a reduction to net asset value of less than $0.01 per share during the applicable period.

(6)	The total return for each year presented was calculated by taking the net asset value per share as of the end of the applicable year, adding the cash distributions per share which were declared during the applicable calendar year and dividing the total by the net asset value per share at the beginning of the applicable year. The total return does not consider the effect of the sales load from the sale of the Company’s common stock. The total return includes the effect of the issuance of shares at a net offering price that is greater than net asset value per share, which causes an increase in net asset value per share. The historical calculation of total return in the table should not be considered a representation of the Company’s future total return, which may be greater or less than the return shown in the table due to a number of factors, including the Company’s ability or inability to make investments in companies that meet its investment criteria, the interest rate payable on the debt securities the Company acquires, the level of the Company’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Company encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return as calculated above represents the total return on the Company’s investment portfolio during the applicable period and is calculated in accordance with GAAP. These return figures do not represent an actual return to stockholders.

(7)	Weighted average net assets during the period are used for this calculation. The following is a schedule of supplemental ratios for the years ended December 31, 2013, 2012, 2011, 2010 and 2009:

	Year Ended December 31,
	2013	2012	2011	2010	2009
Ratio of accrued capital gains incentive fees to average net assets	0.16%	1.80%	(0.46)%	2.54%	0.45%
Ratio of subordinated income incentive fees to average net assets	2.41%	0.61%	—	—	—
Ratio of interest expense to average net assets	1.97%	1.37%	1.29%	1.81%	—
Ratio of excise taxes to average net assets	0.22%	0.02%	—	—	—

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Selected Quarterly Financial Data (Unaudited)

The following is the quarterly results of operations for the years ended December 31, 2013 and 2012. The following information reflects all normal recurring adjustments necessary for a fair presentation of the information for the periods presented. The operating results for any quarter are not necessarily indicative of results for any future period.

	Quarter Ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013
Investment income	$116,866	$123,307	$124,349	$110,044
Operating expenses
Total expenses	64,446	55,535	50,294	59,315

Net investment income	52,420	67,772	74,055	50,729
Realized and unrealized gain (loss)	24,388	(8,155)	(27,116)	31,747

Net increase (decrease) in net assets resulting from operations	$76,808	$59,617	$46,939	$82,476

Per share information-basic and diluted
Net investment income	$0.20	$0.26	$0.29	$0.20

Net increase (decrease) in net assets resulting from operations	$0.30	$0.23	$0.18	$0.33

Weighted average shares outstanding	258,262,842	256,108,444	254,213,036	252,606,873

	Quarter Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012
Investment income	$105,618	$84,015	$63,054	$50,535
Operating expenses
Total expenses	57,882	49,259	26,531	35,643

Net investment income	47,736	34,756	36,523	14,892
Realized and unrealized gain (loss)	33,218	87,011	8,545	67,518

Net increase (decrease) in net assets resulting from operations	$80,954	$121,767	$45,068	$82,410

Per share information-basic and diluted
Net investment income	$0.19	$0.14	$0.16	$0.08

Net increase (decrease) in net assets resulting from operations	$0.32	$0.49	$0.20	$0.45

Weighted average shares outstanding	250,840,624	248,310,640	230,531,738	180,149,424

The sum of quarterly per share amounts does not necessarily equal per share amounts reported for the years ended December 31, 2013 and 2012. This is due to changes in the number of weighted-average shares outstanding and the effects of rounding for each period.

FS Investment Corporation

Notes to Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 11. Subsequent Events

Although shares of the Company’s common stock are not currently listed for trading on a national securities exchange, the Company has applied to list its shares on the NYSE and, subject to NYSE approval, the Company expects trading to commence in April 2014, or at such earlier or later time as the Company’s board of directors may determine, taking into consideration market conditions and other factors. However, there can be no assurance that the Company will be able to list its shares for trading on the NYSE within its intended time frame or at all.

The Company anticipates that it will conduct a tender offer, or the tender offer, to purchase up to $250,000 in shares of its common stock in connection with the Company’s listing, pursuant to which the Company’s stockholders will be permitted to tender their shares of common stock to the Company for cash, subject to the terms and conditions of the tender offer. The Company expects that any such tender offer will commence at the time of the listing and will remain open for a period of at least 20 business days following the date of the listing. The terms of the tender offer, including the size thereof, will be determined by the Company’s board of directors prior to commencement of the tender offer.

The Tender Offer described in this annual report on Form 10-K has not yet commenced, and this annual report on Form 10-K is neither an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of the Company or any other securities. On the commencement date of the Tender Offer, if any, the Company will file a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC. The offer to purchase shares of common stock of the Company will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed with such Schedule TO. Stockholders are urged to read the tender offer statement (including an offer to purchase, a related letter of transmittal and the other offer documents), as they may be amended from time to time, when they become available because they will contain important information that should be read carefully before making any decision with respect to the tender offer. Stockholders may obtain a free copy of these statements (when available) at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the tender offer. In addition, the tender offer statement and related documentation (when available) may be obtained by directing such requests to the Company at (877) 628-8575.

$

    % Notes due

PRELIMINARY PROSPECTUS SUPPLEMENT

Citigroup

Wells Fargo Securities

J.P. Morgan

Evercore

Keefe, Bruyette & Woods

                                                   A Stifel Company

                    , 2014